WRL SERIES FUND, INC.
                                               ANNUAL REPORT   DECEMBER 31, 2000



                                 [LOGO OMITTED]



February 2001
ACC00001-2/01

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TABLE OF CONTENTS


WRL SERIES FUND, INC.
Chairman's Letter .........................................................        3
                                                                 PORTFOLIO      SCHEDULE
                                                                 MANAGER'S         OF
                                                                 COMMENTARY   INVESTMENTS
                                                                 ----------   -----------
PORTFOLIO:
----------
 WRL J.P. Morgan Money Market ..................................      4            62
 WRL AEGON Bond ................................................      6            65
 WRL Janus Growth ..............................................      8            67
 WRL Janus Global ..............................................     10            69
 WRL LKCM Strategic Total Return ...............................     12            72
 WRL VKAM Emerging Growth ......................................     14            75
 WRL Alger Aggressive Growth ...................................     16            77
 WRL AEGON Balanced ............................................     18            79
 WRL Federated Growth & Income .................................     20            81
 WRL Dean Asset Allocation .....................................     22            83
 WRL C.A.S.E. Growth ...........................................     24            85
 WRL NWQ Value Equity ..........................................     26            86
 WRL GE International Equity (FORMERLY WRL GE/SCOTTISH EQUITABLE
   INTERNATIONAL EQUITY) .......................................     28            88
 WRL GE U.S. Equity ............................................     30            91
 WRL Third Avenue Value ........................................     32            94
 WRL J.P. Morgan Real Estate Securities ........................     34            96
 WRL Goldman Sachs Growth ......................................     36            97
 WRL Goldman Sachs Small Cap ...................................     38           100
 WRL T. Rowe Price Dividend Growth .............................     40           109
 WRL T. Rowe Price Small Cap ...................................     42           112
 WRL Salomon All Cap ...........................................     44           119
 WRL Pilgrim Baxter Mid Cap Growth .............................     46           122
 WRL Dreyfus Mid Cap ...........................................     48           124
 WRL Value Line Aggressive Growth ..............................     50           128
 WRL Great Companies - America(SM)..............................     52           130
 WRL Great Companies - Technology(SM)...........................     54           131
 WRL Great Companies - Global(2)................................     56           132
 WRL Gabelli Global Growth .....................................     58           134
 WRL LKCM Capital Growth .......................................     60           136
Statements of Assets and Liabilities ......................................       137
Statements of Operations ..................................................       143
Statements of Changes in Net Assets .......................................       149
Financial Highlights ......................................................       158
Notes to the Financial Statements .........................................       169
Report of Independent Certified Public Accountants ........................       189

--------------------------------------------------------------------------------
The portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.
--------------------------------------------------------------------------------
                                                           2000 ANNUAL REPORT 1

FELLOW CONTRACT AND POLICY OWNERS:
WE'VE KNOWN BETTER.

It's been said that about all things there are knowns, known unknowns, and unknown unknowns. An old bromide to be sure, but it may go a way toward understanding the year 2000's financial markets. At the least, it could go a way towards not misunderstanding it too harmfully.

[GRAPHIC OMITTED]

Page 3  (photos)  Shown is John R. Kenney, Chairman of the Board and Patrick S.
                  Baird, President

We know that last year was tough. The Dow Jones Industrial Average ("Dow"), still the best-known stock market indicator of them all, fell 6%, while the broader Standard and Poor's 500 Composite Stock Index ("S&P 500") dropped 10%. It was the poorest finish for the Dow since 1981 and for the S&P 500 since 1977. Worse yet was the NASDAQ Composite Index ("NASDAQ") , which, as home to most of the technology meltdown, suffered a 39% loss for the year, far and away its most difficult period ever.

[GRAPHIC OMITTED]

We've spoken before in this space about the likelihood of some sort of correction-a known unknown at the time-but that doesn't make the reality much less discomfiting. For the fact remains, none of us like a down market, even if we believe it's short term.

Of course, down markets, especially here at the front edge of the greatest bull market in history, are relative. Sure, the NASDAQ has just had the worst year in its 29-year history, but it's still 16 % higher than two years ago. And amid all this anxiety about a coming recession, unemployment has crept up a whole one tenth of 1 %, to 4 %, a full percentage point below what has generally been defined as full employment. Even this year's Christmas retail season, disappointing when measured against expectations, was better than the previous year, which was the best Christmas in a decade.

Truth be known, we've been spoiled. The last few years have been simply phenomenal. The American economy has been, and still is, experiencing a once-in-a-century acceleration of innovation that has propelled output, corporate profits, and stock prices at a pace not before seen. And, as we all know, booms inevitably lead to excess. Last year removed a great deal of this excess.

This "righting process" has been challenging, even to the portfolio managers of WRL Series Fund, Inc. ("Fund"). We urge you to examine their individual comments contained in this Report. Understanding how these experts dealt with this complex market can only make it easier for you to stick to your own investment strategy. We encourage you, too, to sit down with your financial advisor and revisit your plans for diversification and asset allocation. Know that he or she is an important ally in your long-term financial success.

For our part, we've stayed true to our promise of delivering well-managed products. Across the last 12 months, we've added six new investment options to the Fund lineup from four terrific money managers-Value Line, Great Companies, Gabelli, and Luther King. All together, the level of investment talent represented in the Fund has never been more imposing.

The coming year will doubtlessly present huge challenges, from managing the economy, to integrating technology, to valuing stocks. But we find these kinds of known unknowns far more exhilarating than worrisome. After all, this is the investment era in which the Internet was an unknown unknown just 10 years ago.

No matter what happens next, we'll be there to deliver you solid investment products and superior investment service. Though your task of financial planning right now is formidable, so too is your potential for reward. We appreciate the opportunity to help you with both.

Sincerely yours,

/s/ JOHN R. KENNEY
John R. Kenney
CHAIRMAN OF THE BOARD
2                                                           2000 ANNUAL REPORT 3

WRL J.P. MORGAN MONEY MARKET
 ...SEEKS TO OBTAIN MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL AND MAINTENANCE OF LIQUIDITY.

MARKET ENVIRONMENT

Four key themes characterized the fixed-income markets during the last year-the incremental tightening of U.S. monetary policy by the Federal Reserve Board ("Fed"), buybacks and less issuance by the U.S. Treasury, the U.S. Treasury calling into question the nature of Federal guarantees for government-sponsored entities ("GSEs"), and a reduced commitment of capital to the secondary market by broker-dealers.

Throughout the year, the Fed raised interest rates in an attempt to slow the robust U.S. economy, an effort that seems to have been successful. The Fed rate stood at 6.5 % at year-end, a full percentage point higher than it was at the beginning of the year. The U.S. Treasury, meanwhile, made two moves that may fundamentally change the landscape for risk-free investing. First, it used part of the current budget surplus and began to buy back $ 30 billion in long-term government bonds. Second, it announced that less Treasury debt will be issued in the future, which will reduce the auction schedules of U.S. Treasury bills, notes, and bonds. The effect of both actions has been to reduce the supply of bonds backed by the full faith and credit of the U.S. government, seen by investors worldwide as the risk-free investment of choice.

The U.S. Treasury also called into question the nature of the federal guarantee on GSEs, such as Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). GSEs are huge, well-funded housing agencies and, even though some are not explicitly guaranteed by the U.S. government, the perception in the marketplace is that they all would be bailed out if they ever get into financial trouble. The U.S. Treasury has begun to question whether these entities are passing through the benefits of their size and market position to mortgage buyers or only to shareholders.

And throughout the year, risk-averse broker-dealers continued to commit less capital to proprietary and secondary market trading. Their concern, which began with the Asian financial crisis two years ago, has been reinforced by events such as the Russian default, the failure of long-term capital, and the pressure this year on investment-grade corporate bonds.

STRATEGY REVIEW

Average maturity at December 31, 2000 was 41 days. The successful performance of WRL J.P.Morgan Money Market was largely attributable to the barbell strategy we adopted in the summer of 1999, when the Fed began to raise interest rates. This approach served us well as the Fed continued to tighten and the U.S. Treasury began its buyback. We have maintained the barbell construction throughout the year, keeping a significant concentration of maturities on the short end of the curve while opportunistically purchasing the one-year area on price declines. At times, we were able to capture yields in excess of 7 % using this approach. By being so concentrated in short-term issues, we have been able to take advantage of extremely attractive rates, which have been competitive with the Fed fund rate of 6.5 %. WRL J.P. Morgan Money Market also benefited from a significant concentration in floating rate notes. These securities reset regularly (usually quarterly), therefore we benefit in a rising rate environment.

OUTLOOK

We look for U.S. economic data to continue to disappoint and for growth to sink well below potential in the first half of the year. While growth is slow, we expect financial conditions to ease across the board, with short-term rates falling and the dollar weakening, while the new Administration achieves some measure of fiscal boost. Falling private sector borrowing rates should provide some impetus to consumption. We expect a rebound in growth and improved credit conditions in the second half of the year. The Treasury market has already priced this scenario, but we believe yield spreads on riskier assets have considerable room to narrow.

/s/ JOHN T. DONOHUE                             /s/  MARK S. SETTLES
JOHN T. DONOHUE                                 MARK SETTLES
                         WRL J.P. M ORGAN MONEY MARKET
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL J.P. Morgan Money Market reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

4  WRL ERIES FUND, INC.

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                                                                          [LOGO]

PORTFOLIO COMPOSITION 12/31/00

[PIE CHART]

Page 5  (graph 1)  Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

                        Commercial Paper                        54.48%
                        Short-Term Obligations                  36.10%
                        Certificates of Deposits                 7.35%
                        Other                                    2.07%

MATURITY COMPOSITION 12/31/00
(ALL AMOUNTS IN THOUSANDS)

[BAR CHART]

                   Bar chart depicting maturity composition of the portfolio at December 31, 2000. (All amounts in thousands.)

                                                             Market Value
                        30 days                                $ 55,539
                        31-60 days                             $105,361
                        61-90 days                             $ 66,826
                        91-180 days                            $ 42,715
                        181-270 days                           $ 22,001
                        271 days to 1 year                     $ 27,497

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Bank of Scotland
Treasury - 144A                 6.65 %  03/05/2001      3.13 %
Bayerische Hypo- und
Vereinsbank AG - NY             6.59 %  09/21/2001      3.12 %
Australia and New Zealand
Banking Group Limited           6.71 %  11/02/2001      2.97 %
First Union Corporation         6.67 %  05/16/2001      2.50 %
General Electric Capital
Corporation                     6.75 %  01/02/2001      2.50 %

THE SUCCESSFUL PERFORMANCE OF THE PORTFOLIO WAS LARGELY ATTRIBUTABLE TO THE BARBELL STRATEGY WE ADOPTED IN THE SUMMER OF 1999, WHEN THE FED BEGAN TO RAISE INTEREST RATES.

This material must be preceded or accompanied by the Fund's current prospectus. Past performance does not guarantee future results. An investment in WRL J.P. Morgan Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

                                                            2000 ANNUAL REPORT 5

WRL AEGON BOND
 ...SEEKS THE HIGHEST POSSIBLE CURRENT INCOME WITHIN THE CONFINES OF THE PRIMARY GOAL OF ENSURING PROTECTION OF CAPITAL.

MARKET ENVIRONMENT

The bond market posted positive returns this period, including a strong rally from November to year-end. Interest rates rallied in the middle part of the curve to correct some of the inversion with long rates (but increased the inversion with short rates) and spreads in corporate securities were volatile and ended slightly wider. The Federal Reserve Board ("Fed") maintained its tightening bias until December. Sentiment and economic indicators suggest that near-term Fed easing is very likely.

Corporate spreads widened somewhat across the period, but less than the Treasury curve rally. As a result of the net yield decline, the performance of corporate securities trailed that of Treasuries. We currently have a portfolio overweighted to the spread sectors, mostly corporates, noting the historically attractive spread levels countered by uncertain near-term economic activity. We will continue to emphasize liquidity in adding any non-government positions.

PERFORMANCE

For the year ended December 31, 2000, WRL AEGON Bond returned 10.89 %. By comparison, the Lehman Brothers U.S. Government/Credit Index returned 11.85 %. WRL AEGON Bond's performance was driven by our curve positioning during the rally and positive credit selection despite the corporate spread widening. We will remain slightly overweighted in the spread sectors so that we may benefit from any continued improvement the market experiences.

STRATEGY REVIEW

WRL AEGON Bond is broadly diversified across all dimensions. Duration is neutral-to-longer versus our benchmark while the average maturity-9.81 years-is slightly shorter, with a relatively large exposure to intermediate and very short maturities. While there is a substantial overweight to single-A rated securities, the average quality of the portfolio remains high at AA and very similar to the index. WRL AEGON Bond continues to have an emphasis on spread product, including exposure to asset-backed and mortgage-backed securities. We have moved exposures more toward the middle part of the yield curve and have been able to benefit from the Treasury rallies. Curve positioning, duration control, and individual security level trade opportunities being the drivers of transaction activity.

OUTLOOK

The strength of the economy is in question, as many signs of weakness became evident in the fourth quarter. While inflationary pressures are softer than in the first half of the year, economists are not as convinced that we are headed for a "soft landing" and a recession has become a possibility, although still not likely. The government buyback program is still in place, but there are no signs of Treasury debt completely disappearing. With Treasuries rallying and spreads apparently near a turning point, we are positive on the bond market for the near term. We continue to monitor the fixed-income markets for further signs of a possible recession or extreme economic slowing. WRL AEGON Bond has the flexibility to adjust quickly to any changes in our outlook.

/s/ CLIFFORD A. SHEETS                          /s/ DAVID R. HALFPAP
CLIFFORD A. SHEETS                              DAVID R. HALFPAP
                                 WRL AEGON BOND
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL AEGON Bond reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

6 WRL SERIES FUND, INC.

                                                                          [LOGO]

[MOUNTAIN CHART]

Page 7  (graph 2)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Government/Credit Index (LB) over the same time frame.

                                                Portfolio      LB Index
                        FYE 12/31/90             $10,000        $10,000
                        FYE 12/31/91             $11,886        $11,611
                        FYE 12/31/92             $12,694        $12,495
                        FYE 12/31/93             $14,393        $13,871
                        FYE 12/31/94             $13,395        $13,386
                        FYE 12/31/95             $16,474        $15,958
                        FYE 12/31/96             $16,497        $16,423
                        FYE 12/31/97             $18,007        $18,025
                        FYE 12/31/98             $19,683        $19,734
                        FYE 12/31/99             $19,105        $19,311
                        FYE 12/31/00             $21,184        $21,597

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL AEGON BOND AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

PERFORMANCE WAS DRIVEN BY OUR CURVE POSITIONING DURING THE RALLY AND POSITIVE CREDIT SELECTION DESPITE THE CORPORATE SPREAD WIDENING

* Inception 10/02/1986
The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
U.S. Treasury Bond      6.50 %  11/15/2026      7.91 %
U.S. Treasury Bond      6.25 %  08/15/2023      3.81 %
U.S. Treasury Note      6.13 %  08/15/2007      3.71 %
Fannie Mae              5.25 %  01/15/2003      3.50 %
Freddie Mac             6.25 %  07/15/2004      2.87 %

FIXED INCOME MATRIX
MATURITY
[BOX CHART]

FIXED INCOME MATRIX
Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

High Quality: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT  7

WRL JANUS GROWTH
 ...SEEKS GROWTH OF CAPITAL.

MARKET ENVIRONMENT

Investors got a painful reminder that what goes up must come down as equity markets plunged in 2000. The year started off dramatically with a booming economy creating a strong tailwind for stocks across the board. But by March, worries that the record-breaking economic expansion would spark faster inflation took their toll as share prices fell sharply.

Later, three interest rate hikes by the Federal Reserve Board ("Fed") appeared to be putting the brakes on growth. But uncertainty over interest rates gave way to fears about a slowdown in corporate earnings and higher energy costs, adding fuel to the months-long volatility and pressuring stocks even lower. Although Fed officials in December left rates unchanged for the fifth straight time, they also declared economic weakness to be a bigger threat than inflation. In the end, the Standard and Poor's 500 Composite Stock Index ("S&P 500") suffered its greatest decline since 1977, and the Dow Jones Industrial Average posted its poorest return since 1981. For its part, the technology-dominated NASDAQ Composite Index turned in the worst performance, falling 39 %, the biggest drop in its 29-year history.

PERFORMANCE

WRL Janus Growth retreated in this harsh environment, lagging its benchmark. For the year ended December 31, 2000, WRL Janus Growth returned (28.94)%, while the S&P 500 returned (9.10)% for the same period.

STRATEGY REVIEW

Top holding Nokia Oyj - ADR was among our disappointments. The world's No. 1 cellular phone maker suffered its biggest loss in over four years after warning in July that a holdup in the delivery of new models would crimp third-quarter profits. Though the company managed to not only beat those estimates, but also forecast record fourth-quarter earnings, the damage had already been done.

Leading computer-networking equipment manufacturer Cisco Systems Inc., ("Cisco") also fell short of our expectations. While Cisco recently reported that quarterly earnings rose an astounding 92 % on robust sales of its switches, routers, and fiber-optic network gear, its share price slid when one computer-related company after another-including Gateway, Inc., Intel Corporation, Compaq Computer Corporation, and Microsoft Corporation ("Microsoft")- trimmed its earnings forecast, causing the entire sector to unravel.

Exodus Communications, Inc. ("Exodus") whose nationwide data centers offer secure vaults to house and maintain the infrastructure for corporate Internet sites, edged lower as well. Although the Web-site host counts several dot-com companies among its customers, its exposure to struggling e-commerce businesses is modest. In fact, the majority of Exodus' clients are successful, established firms like Microsoft, eBay, Inc., General Electric Company, and Janus Capital Corporation. Still, its stock faltered on misperceptions about the stability of its customer base.

On the plus side, EMC Corporation gained as the Internet continued to create enormous amounts of data that must be securely stored. Indeed, the top maker of corporate data-storage systems dominated the competition, introducing a host of innovative products to attack the midsize market and support network-attached storage.

E-commerce transaction company BEA Systems, Inc. ("BEA") was another winner. BEA's leading-edge software allows businesses with older mainframe computer systems to build reliable e-commerce infrastructures utilizing their existing equipment. To be sure, some of the world's most innovative companies rely on BEA's software to help them process millions of transactions daily.

OUTLOOK

Amid clear signs of a slowing economy, our ongoing strategy is to employ our rigorous, company-by-company stock-picking approach to uncover outstanding businesses able to weather the market's ups and downs.

/s/ EDWARD KEELY
EDWARD KEELY
WRL Janus Growth
Portfolio Manager

The views expressed in this commentary on WRL Janus Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

8  WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Janus Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 9  (graph 3)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index 500 of Common Stocks (S&P) over the same time frame.

                                                Portfolio      S&P Index
                        FYE 12/31/90             $10,000        $10,000
                        FYE 12/31/91             $15,980        $13,047
                        FYE 12/31/92             $16,357        $14,040
                        FYE 12/31/93             $17,006        $15,456
                        FYE 12/31/94             $15,592        $15,660
                        FYE 12/31/95             $22,940        $21,546
                        FYE 12/31/96             $27,059        $26,495
                        FYE 12/31/97             $31,808        $35,335
                        FYE 12/31/98             $52,311        $45,432
                        FYE 12/31/99             $83,518        $54,994
                        FYE 12/31/00             $59,358        $49,979

OUR ONGOING STRATEGY IS TO EMPLOY OUR RIGOROUS, COMPANY-BY-COMPANY STOCK-PICKING APPROACH TO UNCOVER OUTSTANDING BUSINESSES.

* Inception 10/02/1986

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Nokia Oyj - ADR                         9.37 %
General Electric Company                7.21 %
Cisco Systems, Inc.                     5.65 %
America Online, Inc.                    4.08 %
EMC Corporation                         4.05 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     14.30 %
Communications Equipment                13.28 %
Computer & Office Equipment             12.26 %
Electronic Components & Accessories      9.30 %
Communication                            8.60 %


EQUITY MATRIX
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the fund's current prospectus.

                                                            2000 ANNUAL REPORT 9

WRL JANUS GLOBAL
 ...SEEKS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH THE PRESERVATION OF CAPITAL.

MARKET ENVIRONMENT

Developments in the U.S. largely set the tone for worldwide markets during the year. Major markets in Europe and Asia generally followed U.S. stocks higher during the first two months of the period and then fell sharply in mid-March when sentiment turned against fast-growing growth stocks. While European markets ended the period mixed, dollar-based returns were lower due to the decline of the Euro during the year. Japanese stocks mirrored the still-sluggish economy, while emerging markets were notably poor performers. Some, such as Korea, traded near lows touched during the 1998 Asian crisis.

PERFORMANCE

A number of our holdings were caught in the downdraft this period, and we finished below our benchmark as a result. For the year ended December 31, 2000, WRL Janus Global returned (17.55)%, while the Morgan Stanley Capital International World Index returned (12.92)% for the same period.

STRATEGY REVIEW

While many of the fast-growing sectors in which we participate were hit hard, a number of our companies held up well. Examples included optical component manufacturer Furukawa Electric Co., Ltd. (The) of Japan and fiber-optic standout Alcatel of France. Although volatility in these stocks increased markedly as the year drew to a close, both companies managed to hold onto gains won earlier in the year.

Israel's Check Point Software Technologies, Ltd. ("Check Point"), which is rapidly emerging as a leader in Internet security software, also gained. A steep decline in technology-related shares that began in March made investors much more selective in deciding which Internet companies deserve funding and which do not. Check Point, with its proven market leadership, solid profitability, and improving fundamentals, emerged from the correction intact. Unfortunately, the sell-off in technology stocks proved too powerful for several of our U.S.-based technology holdings. Cisco Systems, Inc., which has carved out a unique and profitable niche in the Internet infrastructure market, slipped lower despite a strong fundamental performance. At the same time, our wireless positions were hit hard by concerns that the industry's growth rate was slowing. Vodafone Group PLC, one of our most notable disappointments during the year, declined after the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Wireless pioneer NTT DoCoMo, Inc., also fell on concerns that worldwide cellular subscriber growth was slowing.

OUTLOOK

All together, we endured a number of significant disappointments during the year. Although we successfully trimmed our exposure to several companies when valuations became over-extended, in retrospect we would have been better to react more aggressively to the rapidly changing environment. Still, we remain confident that many of the secular trends in which we have invested, the rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications, for example, remain intact. Furthermore, we believe a slowdown in economic activity in the U.S. and overseas will generate a much more benign interest rate environment than that which persisted in 2000, a trend that should work to the benefit of many of our fastest-growing stocks. Our strategy is to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

/s/ HELEN YOUNG HAYES                           /s/ LAURENCE CHANG
HELEN YOUNG HAYES                               LAURENCE CHANG
                                WRL JANUS GLOBAL
                             CO-PORTFOLIO MANAGERS

NOTE: Effective September 1, 2000, WRL Janus Global is not available to new investors.

The views expressed in this commentary on WRL Janus Global reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

10 WRL SERIES FUND, INC.

COMPARISON OF CHANGE IN VALUE OF $ 10,000 INVESTMENT IN WRL SERIES FUND, INC. WRL JANUS GLOBAL AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX.

[MOUNTAIN GRAPH]

Page 11  (graph 4)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MSCI) over the same time frame.

                                                Portfolio      MSCI Index
                        Inception 12/3/92        $10,000        $10,000
                        Period Ended 12/31/92    $10,162        $10,083
                        FYE 12/31/93             $13,724        $12,415
                        FYE 12/31/94             $13,759        $13,108
                        FYE 12/31/95             $16,932        $15,902
                        FYE 12/31/96             $21,628        $18,127
                        FYE 12/31/97             $25,683        $21,069
                        FYE 12/31/98             $33,392        $26,293
                        FYE 12/31/99             $57,134        $35,956
                        FYE 12/31/00             $47,107        $28,698

WE REMAIN CONFIDENT THAT MANY OF THE SECULAR TRENDS IN WHICH WE HAVE INVESTED REMAIN INTACT.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Cisco Systems, Inc.                     3.50 %
Nokia Oyj                               3.49 %
NTT DoCoMo, Inc.                        3.07 %
Nokia Oyj - ADR                         2.88 %
General Electric                        2.67 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                     13.89 %
Communications Equipment                8.92 %
Pharmaceuticals                         6.73 %
Computer & Office Equipment             5.32 %
Electronic & Other Electric Equipment   4.98 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                                           2000 ANNUAL REPORT 11

WRL LKCM STRATEGIC TOTAL RETURN
 ...SEEKS CURRENT INCOME, LONG-TERM GROWTH OF INCOME, AND CAPITAL APPRECIATION.

MARKET ENVIRONMENT

The year 2000 was a particularly painful period for many equity investors, especially those who were lulled into complacency by the great bull market of the 1990s. The reasons were many for such a lousy market-higher interest rates, rising energy prices, a slowing economy, and over-heated speculation in the "new" economy-and all have been amply covered by the popular media. Our comments will be oriented toward portfolio strategy.

First, we were disappointed with the way the portfolio behaved in the first quarter. We were simply ineffective at positioning the portfolio to keep up with the extreme volatility while maintaining our usual standard of downside protection. Performance across the last three quarters of the year, however, was exceptional. Over that time, the equity investments in the portfolio were down less than half that of the Standard and Poor's 500 Composite Stock Index ("S&P 500"). Performance of the overall portfolio was down only modestly, providing significant downside protection in a treacherous market environment.

PERFORMANCE

WRL LKCM Strategic Total Return uses an investment approach that emphasizes capital appreciation, income generation, and protection against excessive volatility. In order to attain the desired reward/risk profile, the portfolio invests in a blend of common stocks, convertible securities, bonds, and cash. For the year ended December 31, 2000, WRL LKCM Strategic Total Return returned (3.76)%. By comparison, the S&P 500 returned (9.10)% while the Lehman Brothers Intermediate U.S. Government/Credit Index returned 10.12 %.

STRATEGY REVIEW

WRL LKCM Strategic Total Return is diversified by industry, by company size, between growth and value, and across many other characteristics. This diversification is a reflection of our conviction that, over time, a diversified portfolio will provide solid returns with less volatility. Our plan is to maintain a highly diversified portfolio of companies we believe are poised to out-perform the market and their peers.

Stock selection remained a significant contributor to portfolio performance in 2000, especially in the healthcare sector, where hospital-company Tenet Healthcare Corporation was a top performer. A defining sector allocation decision during the year was to underweight technology offset and overweight energy. Our energy emphasis proved beneficial during the year. Portfolio newcomer EOG Resources, Inc., with its vast natural gas reserve position, responded to the improving natural gas pricing environment by moving significantly higher. We continue to focus on stock selection as the primary means of adding value in the equity portion of the portfolio.

OUTLOOK

We believe that persistent economic weakness will drive the Federal Reserve Board ("Fed") to aggressively lower interest rates in the first half of 2001. With that in mind, near-term corporate earnings could be rocky. However, substantially more favorable valuations and a friendlier Fed are likely to set the stage for a decent stock market in 2001, although much of the performance may be back-end loaded in the year. We remain cautious about stocks in the technology arena that have fallen dramatically but are not yet compellingly valued and are likely to face decelerating growth. Among the fallen darlings of high-growth investors, select communications stocks are catching our attention. In any event, our team of analysts is identifying more attractive investment ideas across more sectors of the economy than in recent memory. We are in a market environment that favors insightful research over merely following the herd.

/s/LUTHER KING, JR.                       /s/ SCOT C. HOLLMANN
LUTHER KING, JR.                          SCOT C. HOLLMANN
                        WRL LKCM STRATEGIC TOTAL RETURN
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL LKCM Strategic Total Return reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

12 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.

WRL LKCM Strategic Total Return, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate Government/Credit Index.

[MOUNTAIN GRAPH]

Page 13  (graph 5)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman Brothers Intermediate Government/Corporate Bond Index
                    (LB) over the same time frame.

                                              Portfolio    S&P Index    LB Index
                      Inception 3/1/93         $10,000      $10,000      $10,000
                      Period Ended 12/31/93    $11,349      $10,770      $10,490
                      FYE 12/31/94             $11,288      $10,912      $10,805
                      FYE 12/31/95             $14,072      $14,996      $12,461
                      FYE 12/31/96             $16,182      $18,459      $12,966
                      FYE 12/31/97             $19,178      $24,618      $13,986
                      FYE 12/31/98             $21,619      $31,654      $15,167
                      FYE 12/31/99             $24,228      $38,314      $15,226
                      FYE 12/31/00             $23,317      $34,827      $16,767

DIVERSIFICATION IS A REFLECTION OF OUR CONVICTION THAT, OVER TIME, A DIVERSIFIED PORTFOLIO WILL PROVIDE SOLID RETURNS WITH LESS VOLATILITY.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Pharmacia Corporation                   2.73 %
General Electric Company                2.68 %
CBS Corporation 7.15%, due 05/20/05     2.36 %
Colgate-Palmolive Company               2.27 %
American General Corporation            2.23 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                       10.35 %
Telecommunications                      9.48 %
Chemicals & Allied Products             5.62 %
Oil & Gas Extraction                    5.31 %
Computer & Office Equipment             5.08 %

EQUITY MATRIX
Investment Style
[BOX CHART]

FIXED INCOME MATRIX
Maturity
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Intermediate Term: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

Medium Quality: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 13

WRL VKAM EMERGING GROWTH
 ...SEEKS CAPITAL APPRECIATION.

MARKET ENVIRONMENT

As the year began, a state of near-euphoria prevailed in major portions of the domestic equity market. Not only was the U.S. economy booming, but inflation remained benign and a rising dollar was attracting large amounts of foreign investment. In that environment, equity investors were willing to give young companies the benefit of the doubt in terms of future earnings. But while many companies were enjoying rapid sales growth, the steep climb in technology and telecommunications stocks was mostly driven by expansion of price-to-earnings multiples.

In March, the optimistic attitude that made high valuations tolerable began to change as the cumulative impact of rising interest rates called the sanguine earnings outlook into question. Amid mounting evidence of a dramatic economic slowdown, investors sold high-multiple growth stocks and converted funds into defensive sectors. Besides 175 basis points of rate hikes, during 1999 and 2000, by the Federal Reserve Board, the abrupt deceleration of U.S. economic growth was the result of several factors, not the least of which were higher energy prices and unprecedented political uncertainty.

PERFORMANCE

The steep decline in telecommunications stocks over the last nine months of the period severely undermined returns. Performance also was negatively impacted by weakness in our consumer and information technology holdings. Conversely, WRL VKAM Emerging Growth benefited by strong performance in its industrial, healthcare, utility, and energy stocks. Overall, WRL VKAM Emerging Growth returned (11.92)% for the year ended December 31, 2000. By comparison, the Standard and Poor's 500 Composite Stock Index returned (9.10)%.

STRATEGY REVIEW

As the period began, about 70 % of the portfolio's assets were invested in the technology sector. As the year progressed, however, finding quality growth companies became increasingly difficult in the slowing-growth environment.

Accordingly, we reduced our technology exposure to about 38 % of assets by the end of the period. Also, we built significant overweightings in financials, which often benefit as interest rates decline, and in healthcare, which tends to be less subject to economic fluctuations. Finally, we added to the portfolio's holdings in the energy sector given our view that commodity prices are likely to remain high over the near term.

Check Point Software Technologies, Ltd., a global leader in the production of Internet security software, contributed the largest amount to the portfolio's performance during the period. We also benefited from strong gains in Calpine Corporation, which provides energy generating services to utility companies throughout the United States. Qualcomm Incorporated, which manufacturers memory chips and cell phones based on the CDMA (code division multiple access) standard, provided the largest drag on fund performance during the period.

OUTLOOK

We believe the exceptionally negative market psychology of recent months has created a solid buying opportunity. Indeed, we are finding many quality companies selling at historically low prices. As better year-over-year earnings numbers become evident, we expect that technology will again become an excellent place in which to invest.

In the meantime, we will continue to increase the number of stocks in the portfolio to enhance diversification while bringing sector weights to a more neutral configuration. Given the highly uncertain outlook for economic growth, we do believe that now is a prudent time to make large sector bets. As always, the portfolio will continue its policy of searching for companies with above-average growth rates and rising earnings expectations. This strategy has served us well in the past, and we believe it will continue to do so in the future.

/s/ GARY M. LEWIS
GARY M. LEWIS
WRL VKAM EMERGING GROWTH
PORTFOLIO MANAGER

The views expressed in this commentary on WRL VKAM Emerging Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

14 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL VKAM Emerging Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN CHART]

Page 15  (graph 6)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 of Common Stocks (S&P) over the same time frame.

                                                Portfolio      S&P Index
                        Inception 3/1/93         $10,000        $10,000
                        Period Ended 12/31/93    $12,471        $10,770
                        FYE 12/31/94             $11,553        $10,912
                        FYE 12/31/95             $16,960        $14,996
                        FYE 12/31/96             $20,162        $18,459
                        FYE 12/31/97             $24,488        $24,618
                        FYE 12/31/98             $33,629        $31,654
                        FYE 12/31/99             $68,993        $38,314
                        FYE 12/31/00             $60,769        $34,827

AS THE YEAR PROGRESSED FINDING QUALITY GROWTH COMPANIES BECAME INCREASINGLY DIFFICULT IN THE SLOWING-GROWTH ENVIRONMENT.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Check Point Software Technologies, Ltd.  3.26 %
Siebel Systems, Inc.                     3.21 %
EMC Corporation                          2.96 %
Corning Incorporated                     2.68 %
Brocade Communications Systems, Inc.     2.34 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     19.31 %
Pharmaceuticals                          9.22 %
Communications Equipment                 7.03 %
Electronic Components & Accessories      6.22 %
Oil & Gas Extraction                     5.90 %

EQUITY MATRIX
Investment Style

[BOX CHART}

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 15

WRL ALGER AGGRESSIVE GROWTH
 ...SEEKS LONG-TERM CAPITAL APPRECIATION.

MARKET ENVIRONMENT

To say the least, the stock market experienced an extremely volatile and largely negative year. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. Instead, stocks struggled as profit taking and interest rate fears weighed on most equity indexes. Against a background of higher commodity prices and unrelenting economic expansion, the Federal Reserve Board ("Fed") raised rates 25 basis points at its February meeting.

Despite the media's a spotlight on "new economy" stocks, the NASDAQ Composite Index ("NASDAQ") began a retreat in March. Alarmingly, on April 4th, the NASDAQ fell in excess of 500 points to an intraday low of 3,649. The technology-heavy index continued to plummet throughout most of April and May, anticipating the Fed's 50 basis point rate hike. Both the NASDAQ and the Dow Jones Industrial Average traded within a relatively tight range throughout the summer, with the NASDAQ being far more volatile.

Fearing the potential economic repercussions of continued increases in energy costs and the earnings impact of weak European markets, investors shied away from putting fresh money into equities. This trend continued into October, as most market indexes drifted downward and value stocks outperformed growth. A series of earnings disappointments furthered the collapse of many technology stocks and reinforced the growing belief that the economy had slowed dramatically. In the days following the Fed's December 19th decision not to cut interest rates despite a rapidly slowing economy, many equity indexes reached new lows. The year ended with nary a recovery, leaving investors with a sour taste in their mouths entering the New Year.

PERFORMANCE

For the year ended December 31, 2000, WRL Alger Aggressive Growth returned (31.33)%, and the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned (9.10)%. WRL Alger Aggressive Growth fared somewhat better to the S&P 500/Barra Growth Index, however, returned (22.08)%.

STRATEGY REVIEW

Throughout the year, the management of the portfolio remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. At all times, we seek out and invest in companies that we feel will grow their earnings rapidly and consistently. Unfortunately, our growth stock philosophy was a detriment during a period in which value severely outperformed growth. The portfolio was overweighted in the weak technology sector throughout the period, thereby hurting relative returns. Furthermore, we do not make widespread attempts at timing market movements. Therefore, WRL Alger Aggressive Growth was close to fully invested throughout the difficult twelve-month period.

OUTLOOK

Despite recent market weakness, we are extremely optimistic about the potential that exists for equity markets in the coming year. We have already experienced a slight recovery in the value of the Euro, a significant drop in oil prices, and a resolution to the presidential election. Most importantly, however, will be the Fed's priority of concerns. We think it is probable monetary authorities will soon move to cut interest rates. Historically, dropping rates has been an extremely positive indicator for the direction of the stock market, and we believe that declining interest rates will have the biggest impact on the stock market throughout 2001. We continue to be very bullish for 2001 and believe that 13,000 is a reasonable target for the Dow by March 31, and that the NASDAQ is likely to top the 4,000 level again by the end of the coming year.

/s/ DAVID D. ALGER
DAVID D. ALGER
PRESIDENT, FRED ALGER MANAGEMENT, INC.

The views expressed in this commentary on WRL Alger Aggressive Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

16 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Alger Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 17  (graph 7)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio      S&P Index
                        Inception 3/1/94         $10,000        $10,000
                        Period Ended 12/31/94    $ 9,874        $10 072
                        FYE 12/31/95             $13,628        $13,857
                        FYE 12/31/96             $15,052        $17,039
                        FYE 12/31/97             $18,702        $22,724
                        FYE 12/31/98             $27,807        $29,218
                        FYE 12/31/99             $46,999        $35,366
                        FYE 12/31/00             $32,274        $32,148

OUR GROWTH STOCK PHILOSOPHY WAS A DETRIMENT DURING A PERIOD IN WHICH VALUE SEVERELY OUTPERFORMED GROWTH.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                          4.31 %
American International Group, Inc.      4.01 %
Amgen Inc.                              4.00 %
Pfizer Inc.                             3.08 %
General Electric Company                3.07 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                        13.42 %
Computer & Data Processing Services    11.01 %
Communications Equipment                9.78 %
Computer & Office Equipment             8.37 %
Commercial Banks                        6.16 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 17

WRL AEGON BALANCED

 ...SEEKS PRESERVATION OF CAPITAL, REDUCED VOLATILITY, AND SUPERIOR LONG-TERM RISK-ADJUSTED RETURNS.

MARKET ENVIRONMENT

A year ago, we wrote that being a value manager in a growth-dominated market had been difficult. In 2000, however, the table turned and value investing staged a dramatic comeback. The NASDAQ Composite Index fell a staggering 39 %, while the S&P Barra Value Index rose 6 %. We look back at the year and realize that the market became more rational and more value conscious, which bode well-and bodes well-for our value discipline.

PERFORMANCE

For the year ended December 31, 2000, WRL AEGON Balanced returned 5.83 %. By comparison, the Standard and Poor's 500 Composite Stock Index returned (9.10)% while the Lehman Brothers Intermediate U.S. Government/Credit Index returned
10.12 %.

STRATEGY REVIEW

The highlight for the portfolio was long-time holding Washington Mutual, Inc., which was up an amazing 105 % for the year. Other solid contributors to performance were Fannie Mae, American International Group, Inc., Abbott Laboratories, and Citigroup Inc. We have been adding stocks that will benefit from lower interest rates. Additions to the portfolio include Alcoa Inc., Wells Fargo & Company, and Verizon Communications, Inc.

Despite the large moves in some of our core holdings, the substantial decline in our Sun Microsystems, Inc. noticeably impacted equity performance. Clearly, the technology sector was a difficult place to invest in 2000. We continue to like the long-term prospects of Sun Microsystems and our other technology holdings, but we will look to reduce our weighting in technology as we are presented with other opportunities. This is not to say we are shying away from technology, because we did add Nokia Oyj - ADR and Applied Materials, Inc., two excellent technology franchises. Technology, like basic materials and capital goods, should also benefit from lower interest rates.

After a disappointing 1999, bonds were total return leaders in 2000. Two main factors caused the decline in interest rates across the period-the change in bias by the Federal Reserve Board ("Fed") and earnings and price deterioration in the equity markets. Over the year we made an important shift in the fixed-income portion of the portfolio. In the past we invested almost exclusively in U.S. Treasuries. But given the attractive level of spreads between U.S. Treasuries and corporate bonds, we expanded our fixed-income investments to include high quality corporate bonds. In the future we expect to keep a balanced mix of Treasuries and corporates, strategically taking advantage of yield spreads and duration. Our increased emphasis on corporate bonds will augment the yield of the fixed-income portion of the portfolio while raising the yield of the entire portfolio.

OUTLOOK

We are optimistic about the return prospects for fixed-income investments and cautiously optimistic about equity returns. Equity market performance will depend on the impact of a slowing economy on corporate profitability and the interest rate environment. We believe the Fed will continue to lower interest rates if the economy shows further signs of slowing, so we believe bonds can do well in 2001. With the last three plus years being dominated by momentum investors, the world now appears to have shifted focus. The new paradigm that will be operative as we move into 2001 will emphasize the more traditional metrics of value investing. With an accommodative Fed, we are cautiously optimistic as valuations in the equity market are more reasonable and bonds should be solid performers.

/s/ MICHAEL VAN METER
MICHAEL VAN METER
WRL AEGON BALANCED
PORTFOLIO MANAGER

The views expressed in this commentary on WRL AEGON Balanced reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

18 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL AEGON Balanced, the Standard and Poor's 500 Composite Stock Index Lehman Brothers Intermediate Government/Credit Index.

[MOUNTAIN GRAPH]

Page 19  (graph 8)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and the Lehman Brothers Intermediate Government/Credit Index (LB) over the same time frame.

                                              Portfolio    S&P Index    LB Index
                      Inception 3/1/94         $10,000      $10,000      $10,000
                      Period Ended 12/31/94    $ 9,427      $10,072      $ 9,840
                      FYE 12/31/95             $11,293      $13,857      $11,348
                      FYE 12/31/96             $12,504      $17,039      $11,808
                      FYE 12/31/97             $14,642      $22,724      $12,737
                      FYE 12/31/98             $15,657      $29,218      $13,812
                      FYE 12/31/99             $16,130      $35,366      $13,866
                      FYE 12/31/00             $17,070      $32,148      $15,269

THE MARKET BECAME MORE RATIONAL AND MORE VALUE CONSCIOUS, WHICH BODE WELL-AND BODES WELL-FOR OUR VALUE DISCIPLINE.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Washington Mutual, Inc.                 4.76 %
Merck & Co., Inc.                       4.37 %
Tyco International Ltd.                 4.09 %
Citigroup Inc.                          4.08 %
Fannie Mae                              4.05 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                       11.58 %
U.S. Government Agencies               10.67 %
Computer & Office Equipment             8.65 %
Telecommunications                      8.00 %
Pharmaceuticals                         7.63 %

EQUITY MATRIX
Investment Style
[BOX CHART]

FIXED INCOME MATRIX
Maturity
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Long Term: Average duration of more than 6 years.

High Quality: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 19

WRL FEDERATED GROWTH & Income
 ...seeks total return.

MARKET ENVIRONMENT

In the year 2000, the bubble in technology and "nifty fifty" large growth stocks finally burst. Valuation and price mattered once again, which was well suited to our emphasis on undervalued, overlooked stocks with superior risk versus return prospects.

We believe in the investment basics of "buying low and selling high." Toward the end of the year, we allowed cash reserves to build after realizing gains in several top performers. We plan to reinvest these funds early in 2001 as we look elsewhere for unrecognized values.

PERFORMANCE

It was, to say the least, an outstanding year for WRL Federated Growth & Income. For the year ended December 31, 2000, WRL Federated Growth & Income returned
29.16 %. By comparison, the Russell Mid-Cap Value Index returned 19.18 %.

STRATEGY REVIEW

Both our sector allocations and individual stock selections were generally quite successful. The largest sector investments in real estate investment trusts ("REITs") and energy produced solid gains and a number of health care and insurance shares rose sharply.

Among REITs, Equity Residential Properties Trust and Duke-Weeks Realty Corporation were big gainers. In energy, the top stocks were Kerr-McGee Corporation convertibles into Devon Energy Corporation, EOG Resources, Inc. convertibles, and El Paso Energy. In healthcare, the leaders were Dentsply International Inc., Lincare Holdings, Inc., Beckman-Coulter Inc., and Mallinckrodt Inc., all of which were up more than 50 %. Among insurance companies, Old Republic International Corp., Renaissance Re, MetLife Capital Trust I convertibles, and Heller Financial, Inc. posted solid returns. In capital goods, Hussman International, Inc. gained more than 90 % before it was acquired, and Precision Castparts Corp. gained more than 65 %. In consumer staples, Philip Morris Companies Inc. posted solid returns. In contrast, the weakest stocks were steel producer Worthington Industries, Inc., Pittston-Brinks Group, and Ralston Purina Company convertible preferred.

As our bullish stance on energy, particularly natural gas, became widely adopted this fall, we reduced our energy holdings and increased exposure to consumer staples in anticipation of a sharply slowing economy. We also sharply reduced our utility holdings after their sharpest gains in years and added to the health care sector.

OUTLOOK

As we enter 2001, our largest sector holdings are in REITs, consumer staples, energy, basic materials, and utilities. The portfolio continues to hold no technology or telecommunications stocks. We continue to believe that the risk in the U.S. equity market lies in the fifty largest companies in the S&P 500. Despite their sharp declines in 2000, these stocks are still selling at historically high premiums. In contrast, the median stock is selling at the long-term norm. As a result, we remain highly confident that the portfolio's mid-cap value focus offers excellent risk-versus-return prospects.

/s/STEVEN J. LEHMAN                             /s/LINDA A. DUESSEL
STEVEN J. LEHMAN                                LINDA A. DUESSEL
                         WRL FEDERATED GROWTH & Income
                             Co-Portfolio Managers

The views expressed in this commentary on WRL Federated Growth & Income reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

20 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Federated Growth & Income and the Russell Midcap Value Index.

[MOUNTAIN CHART]

Page 21  (graph 9)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Value over the same time frame.

                                                                 Russell
                                                Portfolio     Midcap Value
                        Inception 3/1/94         $10,000        $10,000
                        Period Ended 12/31/94    $ 9,542        $ 9,682
                        FYE 12/31/95             $11,952        $13,064
                        FYE 12/31/96             $13,343        $15,711
                        FYE 12/31/97             $16,631        $21,111
                        FYE 12/31/98             $17,139        $22,184
                        FYE 12/31/99             $16,376        $22,160
                        FYE 12/31/00             $21,151        $26,410

VALUATION AND PRICE MATTERED ONCE AGAIN, WHICH WAS WELL SUITED TO OUR EMPHASIS ON UNDERVALUED, OVERLOOKED STOCKS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Kerr-McGee Corporation                  2.06 %
Newfield Financial Trust I              1.98 %
Anglogold Ltd. - ADR                    1.96 %
Dole Food Company, Inc.                 1.78 %
SUPERVALU INC.                          1.71 %

Five Largest Industries (% of Net Assets)
Holding & Other Investment Offices     14.77 %
Oil & Gas Extraction                    6.60 %
Food & Kindred Products                 5.58 %
Petroleum Refining                      3.86 %
Electric, Gas & Sanitary Services       3.61 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 21

WRL DEAN ASSET ALLOCATION
 ...SEEKS PRESERVATION OF CAPITAL AND COMPETITIVE INVESTMENT RETURNS.

MARKET ENVIRONMENT

Most investors believed the greatest excitement of 2000 would come from the transition of our high-tech economy through the Y2K threshold. As it turns out, Y2K was the least eventful occurrence of the year. Instead, the year 2000 found more than enough excitement from three Federal Reserve Board ("Fed") interest rate hikes, a tripling of oil prices, the enactment of deregulation in the utilities sector, a meltdown in Internet-related investing, and a presidential election too close to call. All of these factors contributed to making it a very difficult year for the equity markets. In fact, the performance of the NASDAQ Composite Index market in 2000 will go down in the history books as the worst performance year of its existence, while the performances of the Standard and Poor's 500 Composite Stock Index ("S&P 500") and Dow Jones were the weakest in over twenty years.

PERFORMANCE

In the face of this adversity the portfolio performed admirably. For the year ended December 31, 2000, WRL Dean Asset Allocation returned 17.55 %, easily outperforming all comparable benchmarks and stacking up very competitively versus its peers. For the same period, the Russell 1000 Value Index returned 7.01%, while the Lehman Brothers Intermediate U.S. Government/Credit Index returned 10.12 %. To say the least, this year's performance was in stark contrast to 1999.

STRATEGY REVIEW

Those sectors and individual security positions that held back performance last year were the primary engines of growth for this year. The best example of this has been our commitment to the financial service sector. The financials incurred heavy losses in 1999 due to the Fed's position of tightening interest rates starting mid-year. Our belief at the time, and continuing today, is one of "peaceful coexistence." It is our opinion that you can continue to have a robust economy without igniting significant inflation due to global competition, technology-enhanced productivity, and continued disintermediation as a result of the Internet. We felt, and still do, that the Fed's aggressive posture was as much about drying up the excess reserves of Y2K as it was aimed at cooling inflation potential. Therefore, we stood by our commitment to the sector and actually increased our exposure as prices dropped through early 2000.

This discipline paid off, as the financial service sector was one of the best performing areas in the market from March forward. Individual highlights include holdings in Alliance Capital Management Holding L.P., Lincoln National Corporation, and Hartford Life, Inc., all purchased during the first quarter. Other contributors for 2000 from the financial services sector include long-term holdings Fannie Mae, Freddie Mac, and banking positions Summit Bancorp, BB&T Corporation, and FleetBoston Financial Corporation. Lastly, Real Estate Investment Trusts Host Marriott Corporation and RFS Hotel Investors, Inc. contributed solidly.

Outside of the financial services holdings big winners for 2000 include the healthcare and consumer staples sectors. Our healthcare sector performance was led by HCA - The Healthcare Company and Merck & Co., Inc., while our consumer staples holdings were led by a strong rebound in Phillip Morris Companies Inc. All of these names experienced negative performance results in 1999. Patience truly can pay off when coupled with strong underlying corporate fundamentals.

OUTLOOK

Our strategy for the coming year will be two-fold. First, we will maintain an interest rate friendly bias, continuing to overweight those sectors in the market that benefit from a stable to moderating interest rate environment. This will mean financials and utilities will again, this year, play a key role. Second, the portfolio will begin to take on an "early cyclical" flavor (i.e., basic materials, capital goods, and technology) as we get more evidence of a slowing, yet vibrant, economy.

/s/ JOHN C. RIAZZI
JOHN C. RIAZZI
WRL DEAN ASSET ALLOCATION
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Dean Asset Allocation reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

22 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc.

WRL Dean Asset Allocation, the Russell 1000 Value Index, and the Lehman Brothers Intermediate Government/Credit Index.

Page 23  (graph 10) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Intermediate Government/Credit Index (LB) and the Russell 1000 Value Index, over the same time frame.

                                                            Russell
                                              Portfolio    1000 Value   LB Index
                      Inception 1/3/95         $10,000                   $10,000
                      Period Ended 12/31/95    $12,009                   $11,533
                      FYE 12/31/96             $13,741                   $12,000
                      FYE 12/31/97             $16,020                   $12,944
                      FYE 12/31/98             $17,354                   $14,037
                      FYE 12/31/99             $16,375                   $14,092
                      FYE 12/31/00             $19,249      $30,220      $15,518

THOSE SECTORS AND INDIVIDUAL SECURITY POSITIONS THAT HELD BACK PERFORMANCE LAST YEAR WERE THE PRIMARY ENGINES OF GROWTH FOR THIS YEAR.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Fannie Mae                              6.03 %
Phillip Morris Companies Inc.           5.61 %
New Plan Excel Realty
Trust, Inc., 7.40 %, due 09/15/09       4.88 %
Summit Bancorp                          4.82 %
FleetBoston Financial Corporation       4.70 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                       18.49 %
U.S. Government Agencies                9.09 %
Telecommunications                      6.13 %
Holding & Other Investment Offices      6.09 %
Food & Kindred Products                 5.61 %

EQUITY MATRIX
Investment Style
[BOX CHART]

FIXED INCOME MATRIX
Maturity
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

FIXED INCOME MATRIX
Short Term: Average duration of 3.5 years.

High Quality: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 23

WRL C.A.S.E. GROWTH
 ...SEEKS ANNUAL GROWTH OF CAPITAL.

MARKET ENVIRONMENT

At the close of the year, the NASDAQ Composite Index ("NASDAQ") was down more than 50 % from its March high. Across that period, many stocks inside the so-called "dot-com" economy dropped 20 % or more in a single day following only a slight downturn in earnings expectations. Meanwhile, the price gap between "old economy" and "new economy" stocks has narrowed considerably with old blue chip stocks like Disney (Walt) Company (The), Coca-Cola Company ("The"), Merck & Co., Inc., General Electric Company, and Wal-Mart Stores, Inc. now pricier than their high-tech counterparts. The market's recent declines have also dropped the price of some very sound and faster growing stocks to interesting levels.

The economy is slowing under the weight of higher interest rates, higher oil prices, and a drop-off in consumer spending. It will most likely take eight to twelve months for the Federal Reserve Board's recent interest rate reductions to influence the economy in real terms. As a result, business investment in automated computer equipment and other productivity enhancing technologies is on the decline. The debt which businesses assumed to buy their equipment now looks risky and credit for those purchases is much harder to find. The confluence of rising debt, slumping profits, and a fall off in consumer demand could derail the nation's great economic boom of the past decade.

PERFORMANCE

For the year ended December 31, 2000, WRL C.A.S.E Growth returned (20.72)%, Wilshire 5000 Total Market Index returned (10.89)%. Our performance compared better to the NASDAQ, however, which returned (39.29)%. The above-market performance of our pharmaceutical and oil service holdings helped to lessen the impact of the market's sell-off.

STRATEGY REVIEW

We believe it's important to invest a portion of the portfolio's assets in stocks with above average growth rates, providing such growth rates are sustainable and valuations are appropriate. For example, Dell Computer Corporation's ("Dell")long-term growth rate is approximately 25 % while Du Pont (E.I.) de Nemours and Company's ("Du Pont") is less than 10 %. When growth rates are factored in, however, Dell appears to be more fairly priced than Du Pont.

The demand for information technology remains strong in some areas of the economy and weak in others. The outlook for personal computer and memory chip manufacturers continues to slow and the operating margins for those companies are low. On the other hand, optical networking and wireless communication companies are experiencing rapid expansion. Accordingly, we have positioned the portfolio in some of the leading organizations in those fields. We also bought a few specialty retail stocks because their growth appears to be significantly greater than most of the more traditional retail chains. We feel the same way towards the oil service companies, which as a group appear to be considerably more attractive than their large oil company counterparts.

OUTLOOK

Recent economic indicators suggest a temporary slowdown rather than a prolonged slump. The market "meltdown" occurred at a time when too many of the traditional blue chip stocks were overpriced and too many high-tech stocks were brought to the market ill prepared for an economic slowdown. The rapid rate of technological innovations in bandwidth and wireless applications should continue to produce productivity gains over the near term and into the future. The market's return to baseline fundamentals favors our growth and value style of investing.

/s/ WILLIAM E. LANGE
WILLIAM E. LANGE
PRESIDENT & CHIEF EXECUTIVE OFFICER
C.A.S.E. MANAGEMENT, INC.

The views expressed in this commentary on WRL C.A.S.E. Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

24 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL C.A.S.E. Growth and the Wilshire 5000 Total Market Index.

[MOUNTAIN CHART]

Page 25  (graph 11)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Index (Wilshire) over the same time frame.

                                                Portfolio     Wilshire Index
                        Inception 5/1/95         $10,000        $10,000
                        Period Ended 12/31/95    $12,065        $12,211
                        FYE 12/31/96             $14,176        $14,802
                        FYE 12/31/97             $16,306        $19,433
                        FYE 12/31/98             $16,709        $23,987
                        FYE 12/31/99             $22,363        $29,638
                        FYE 12/31/00             $17,729        $26,410

THE MARKET'S RECENT DECLINES HAVE ALSO DROPPED THE PRICE OF SOME VERY SOUND AND FASTER GROWING STOCKS TO INTERESTING LEVELS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Conseco, Inc.                           13.03 %
Abercrombie & Fitch Co. - Class A        6.08 %
QUALCOMM Incorporated                    5.05 %
Diamond Offshore Drilling, Inc.          4.70 %
Bank of America Corporation              4.37 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Communications Equipment                18.31 %
Insurance                               13.03 %
Oil & Gas Extraction                    10.76 %
Telecommunications                      10.53 %
Apparel & Accessory Stores              10.22 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 25

WRL NWQ VALUE EQUITY
 ...SEEKS TO ACHIEVE MAXIMUM, CONSISTENT TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL.

MARKET ENVIRONMENT

Last year's stock market headlines all highlight the speculative bubble that was deflated with NASDAQ Composite Index's record decline of 39 %. The other story that went unreported was that there were actually more stocks up for the year than down on the NYSE, and that during the final week of 2000 there were 663 new highs. By contrast, in 1998 and 1999 the average stock actually underperformed the major capitalization weighted averages, creating a huge valuation gap between most stocks and their large capitalization technology, media, and telecommunication counterparts. By avoiding high multiple stocks we avoided the big losses that so characterized the performance of the stock market indexes last year. The old metrics of earnings, cash flow, and strong balance sheets took their revenge on investors who ignored valuation.

PERFORMANCE

WRL NWQ Value Equity had strongly positive returns in 2000 with a clear trend of improving performance that accelerated with the resurgence of value stocks. For the year ended December 31, 2000, WRL NWQ Value Equity returned 15.19 %. By comparison, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (9.10)% for the same period.

STRATEGY REVIEW

The catalyst for the shift in market leadership reflected the increasing number of earnings disappointments from companies thought to be immune from these types of problems. Also, there were increasing signs that the Federal Reserve Board ("Fed") was near the end of its tightening cycle, which set the stage for the market broadening out beyond a few high growth sectors.

Positive contributions were notable from stocks that had higher visibility of earnings growth as investors came to worry about the economy, such as Philip Morris Companies Inc. and CVS Corporation, a pharmacy chain. Insurance issues such as American International Group, Inc. and Hartford Financial Services Group, Inc. benefited from a better bond market and a perception that their pricing cycle has improved. Other financial holdings like Fannie Mae and Wells Fargo & Company also helped returns. The portfolio's energy holdings, particularly oil service and exploration companies, were substantial contributors to the performance. On the negative side, the continuing pricing problems in telecommunications dogged stocks in that sector. Other negative influences included profit pressures on the chemical industry from rising raw materials costs and expected slower demand as well as the strength of the U.S. dollar. At year end, however, we began to see some improvement in raw materials costs and in chemical stock prices.

OUTLOOK

After a long period where extreme patience has been required to stick with a true value discipline, our clients have begun to reap the rewards of style diversification. Indeed, we believe that the influences are in place to favor a new cycle of superior returns from value investing. Typically, value stocks (including both cyclicals as well as financials) begin to outperform the market when the Fed has begun to ease credit to reverse the course of a slowing economy, even if actual earnings are still in decline. The direct benefit of lower rates on valuations and the benefit of improving economic visibility typically have the greatest positive impact on value-oriented stocks. After fitful starts in the spring and summer, it would seem that value stocks are now on much firmer footing with investors. Two decades of market data show that once started, value cycles persist for two to eight years. Our belief remains that WRL NWQ Value Equity will have a relative performance tailwind in the period ahead.

/s/ EDWARD C. FRIEDEL
EDWARD C. FRIEDEL
WRL NWQ VALUE EQUITY
PORTFOLIO MANAGER

The views expressed in this commentary on WRL NWQ Value Equity reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

26 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL NWQ Value Equity and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 27  (graph 12)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index 500 of Common Stocks (S&P) over the same time frame.

                                                Portfolio      S&P Index
                        Inception 5/1/96         $10,000        $10,000
                        Period Ended 12/31/96    $11,319        $11,500
                        FYE 12/31/97             $14,153        $15,337
                        FYE 12/31/98             $13,477        $19,720
                        FYE 12/31/99             $14,548        $23,870
                        FYE 12/31/00             $16,758        $21,698

WE BELIEVE THAT THE INFLUENCES ARE IN PLACE TO FAVOR A NEW CYCLE OF SUPERIOR RETURNS FROM VALUE INVESTING.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Wells Fargo & Company            5.13 %
Philip Morris Companies Inc.     4.04 %
Fannie Mae                       3.14 %
Coastal Corporation (The)        2.80 %
Conoco Inc. - Class B            2.80 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                13.27 %
Food & Kindred Products          6.08 %
Petroleum Refining               5.89 %
Industrial Machinery & Equipment 5.17 %
Telecommunications               5.15 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 27

WRL GE INTERNATIONAL EQUITY
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

After a strong start to the year, the sharp reversal in the fortunes of the U.S. equity market plus overstretched valuations in the high-flying TMT (technology, media, & telecommunications) sector around the world contributed to poor performances in global markets. The environment of rising U.S. interest rates, sky-rocketing oil prices, and lack of substantial restructuring in major markets such as Japan all made accurate stock picking even more vital.

PERFORMANCE

For the year ended December 31, 2000, WRL International Equity returned (14.99)%. By comparison Morgan Stanley Capital International (EAFE)("MSCI") returned (13.96)%.

STRATEGY REVIEW

A common thread throughout our 2000 performance was the superiority of stock picking over market allocation. In fact, while an allocation to emerging markets was mildly negative to our overall result, our picks in Continental Europe were responsible for the bulk of our outperformance. In sum, our Continental European return was positive while the MSCI equivalent lost 7.5 %, endorsing our underweighted stance in the region.

Regarding individual holdings, TMT positions sold early in the year still contributed substantially to our full year's performance. These sales were the result of our valuation strategy being enforced at a time when momentum seemed to be the driver of the stock markets' performances. Our discipline requires us to sell stocks when valuations dramatically exceed their growth rates, and sticking with this strategy saved us from major disappointments later in the year. The largest positive contributions overall were spread over a number of sectors, including: commercial banks and finance-ING Groep NV and Bank of Ireland; pharmaceuticals-Aventis SA; Teva Pharmaceutical Industires Ltd. - ADR; and holdings and other investment offices, Lagardere S.C.A. The largest negative contributions came from "old economy" stocks that had looked attractive before the major signs of economic weakness appeared on the scene.

OUTLOOK

As the U.S. economy weakens, we look for the international markets to gain at America's expense. Whereas Japan still faces major hurdles with a weak government grappling with a declining economy (and with few tools to help them), Europe is likely to be the better performer. The euro rallied in the 4th quarter and should remain stable for the next few months. Economic growth in Europe is forecast to be stronger than that in the U.S., as tax cuts, pension reform, and new elections all hold promise. Moreover, the stresses that afflict the U.S. condition, like low unemployment, do not yet exist. Promising sectors include banks and finance taking advantage of lower rates and pension reform, and TMT where valuations are low and pan-European strategies can begin to take effect. Regardless of top-down issues, however, our methodology of searching for companies with strong cash earnings and superior growth will continue, in the attempt to continue our recent outperformance.

/s/ RALPH R. LAYMAN
RALPH R. LAYMAN
WRL GE INTERNATIONAL EQUITY
PORTFOLIO MANAGER

The views expressed in this commentary on WRL GE International Equity reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

28 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL GE International Equity and the Morgan Stanley Capital International (EAFE) Index.

[MOUNTAIN GRAPH]

Page 29  (graph 13)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index over the same time frame.

                                                                  MSCI
                                                Portfolio        (EAFE)
                        Inception 1/2/97         $10,000        $10,000
                        Period Ended 12/31/97    $10,750        $10,206
                        FYE 12/31/98             $12,131        $12,281
                        FYE 12/31/99             $15,158        $15,633
                        FYE 12/31/00             $12,886        $13,451

AS THE U.S. ECONOMY WEAKENS, WE LOOK FOR THE INTERNATIONAL MARKETS TO GAIN AT AMERICA'S EXPENSE.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
ING Groep NV                            3.21 %
BAE Systems PLC                         2.78 %
CGNU PLC                                2.29 %
Vodafone Group PLC                      2.20 %
Axa                                     2.09 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                       11.74 %
Telecommunications                      9.35 %
Insurance                               6.43 %
Electronic Components & Accessories     5.81 %
Chemicals & Allied Products             5.58 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                                           2000 ANNUAL REPORT 29

WRL GE U.S. EQUITY
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

Just one year ago we were celebrating the new millennium (although some would argue 2001 marks the start of the real millennium) with another record year of 20 %+ returns for the U.S. market. By now, of course, the U. S. equity markets have reminded yet again that "trees do not grow to the sky." In fact, equity markets were down significantly this year, while the U.S. bond market produced double-digit returns. The bond market's outperformance was its first since 1993. What a difference a year makes.

PERFORMANCE

For the year ended December 31, 2000, WRL GE U.S. Equity's performance comfortably exceeded its benchmark. WRL GE U.S. Equity returned (0.79)% while the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (9.10)%.

STRATEGY REVIEW

Our sector weightings versus the S&P 500 normally reflect a fallout from the stock selection process rather than a top-down, macro sector decision. In 2000, these sector over/underweightings helped but did not hurt performance. In last year's analysis, we commented on the narrow leadership in the market by a small group of "high-expectation" technology stocks with excessive valuations, most of which we did not own in the portfolio. We said we expected this valuation discrepancy to correct itself, and that is just what happened to a large extent in 2000.

We were well underweighted in the technology sector, which was down 39 % for the period. In addition, our valuation discipline led us to own the better performing technology stocks within this sector. While we did have good results in the other sectors, technology was the biggest single reason for the portfolio's significant outperformance of the S&P 500. In addition to the significant underweight in technology, we were underweighted in utilities (principally telecommunications) and basic materials, both of which performed poorly on an annual basis. We were overweighted in consumer staples particularly drugs, energy, and financials, all of which did substantially better than the overall market. Our five best performing stocks in 2000 were Merck & Co., Inc. and Cardinal Health, Inc. in the pharmaceuticals sector, Schlumberger Limited and Nabors Industries, Inc. in energy, and Fidelity National Financial, Inc. in the financial group. We were also helped considerably by not owning Lucent Technologies Inc., AT&T Corp., and Yahoo! Inc. as they did very poorly for the year. Underperformers that we did own included NTL Incorporated, Applied Materials, Inc., Micron Technology, Inc., Molex Incorporated and Interpublic Group of Companies, Inc., all of which were from the technology or consumer cyclical sectors. We still own these stocks and believe they represent good long-term value despite last year's short-term correction.

OUTLOOK

The principal question with respect to the equity market in 2001 is how bad will the economy and corporate profits be? There is no question that the economy is weakening as we enter the new year but the depth and duration of this weakness will have a lot to do with how the U.S. markets perform. With the Federal Reserve Board seemingly in an easing mode and stock valuations more attractive than a year ago, the markets should recover unless the economy and earnings turn out to be worse than expected. In any case, we will continue with our strong valuation discipline, and believe that the broadly diversified portfolio that results from this process will be well positioned for good relative performance in 2001.

/s/ EUGENE K. BOLTON
EUGENE K. BOLTON
WRL GE U.S. EQUITY
PORTFOLIO MANAGER

The views expressed in this commentary on WRL GE U.S. Equity reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

30  WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL GE U.S. Equity and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 31  (graph 14)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 1/2/97         $10,000        $10,000
                        Period Ended 12/31/97    $12,701        $13,336
                        FYE 12/31/98             $15,606        $17,148
                        FYE 12/31/99             $18,479        $20,756
                        FYE 12/31/00             $18,333        $18,867

WE EXPECTED THE VALUATION DISCREPANCY TO CORRECT ITSELF, AND THAT IS JUST WHAT HAPPENED TO A LARGE EXTENT IN 2000.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                          4.08 %
Merck & Co., Inc.                       3.33 %
Exxon Mobil Corporation                 2.56 %
First Data Corporation                  2.21 %
Fannie Mae                              2.19 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                        13.70 %
Commercial Banks                        8.63 %
Computer & Data Processing Services     5.80 %
Telecommunications                      4.69 %
Computer & Office Equipment             4.43 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 31

WRL THIRD AVENUE VALUE
 ...SEEKS LONG-TERM CAPITAL APPRECIATION.

MARKET ENVIRONMENT

In keeping with our disciplined value approach, we were able to establish positions in well-financed and well-entrenched companies at discounts to what we believed the companies were worth as private companies or takeover candidates. Despite the volatility in the technology sector, we expect the value of the securities in the portfolio to be recognized over time. WRL Third Avenue Value benefited from positions established in prior industry downturns. These positions were established when the near-term outlook for those companies was poor.

PERFORMANCE

For the year ended December 31, 2000, WRL Third Avenue Value, returned 35.47 %. By comparison, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (9.10)% for the same period.

STRATEGY REVIEW

As has been the case in the past, the performance of the portfolio benefited from resource conversion activities, namely mergers and acquisitions, recapitalizations, and so forth. Resource conversion activities during the period included the acquisition of Silicon Valley Group, Inc., a semiconductor capital equipment supplier, by ASM Lithography Holding, and the acquisition of Enhance Financial Services Group, Inc., a financial guaranty reinsurer, by Radian Group, Inc. Both transactions are expected to be stock-for-stock deals and are expected to close during the first quarter of 2001. In addition, Liberty Financial Companies, Inc., an asset manager, announced it was reviewing strategic alternatives, including the possible sale of the company.

We established new positions this period in well-financed and well-entrenched companies trading at less than 10 times expected earnings for 2001 or 2002, or trading at substantial discounts to their net asset value. New names included American Power Conversion Corporation, a supplier of uninterruptible power supplies and surge protectors, Brooks Automation, Inc., a supplier of semiconductor capital equipment, the CIT Group, Inc., a financial leasing company, KEMET Corporation, a supplier of capacitors, and Tejon Ranch Co., a real estate asset player. We also added to existing positions in the portfolio.

OUTLOOK

Looking forward to 2001 and beyond, we continue to seek companies whose fundamentals meet our criteria of "safe" and whose common stocks we can acquire "cheap".

/s/ MARTIN J. WHITMAN
MARTIN J. WHITMAN
WRL THIRD AVENUE VALUE
PORTFOLIO MANAGER

The views expressed in this commentary on on WRL Third Avenue Value reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

32  WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Third Avenue Value and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 33  (graph 15)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 1/2/98         $10,000        $10,000
                        Period Ended 12/31/98    $ 9,316        $12,858
                        FYE 12/31/99             $10,780        $15,563
                        FYE 12/31/00             $14,604        $14,147

THE PERFORMANCE OF THE PORTFOLIO BENEFITED FROM RESOURCE CONVERSION ACTIVITIES, NAMELY MERGERS AND ACQUISITIONS, RECAPITLIZATIONS, AND SO FORTH.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Liberty Financial Companies, Inc.       3.34 %
First American Corporation              2.75 %
Arch Capital Group, Inc.                2.51 %
Nabors Industries, Inc.                 2.36 %
D.R. Horton, Inc.                       2.33 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Insurance                              19.03 %
Industrial Machinery & Equipment       11.33 %
Electronic Components & Accessories     5.19 %
Life Insurance                          3.34 %
Research & Testing Services             2.66 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates.

                                                           2000 ANNUAL REPORT 33

WRL J.P. MORGAN REAL ESTATE SECURITIES
 ...SEEKS LONG-TERM TOTAL RETURN.

MARKET ENVIRONMENT

The Real Estate Investment Trust ("REIT") market recovery that began at the end of 1999 continued through 2000, as evidenced by the Morgan Stanley REIT Index's significant outperformance versus the Standard and Poor's 500 Composite Stock Index ("S&P 500") and the Russell 2000 Indexes. The REIT market ended on a high note in December 2000 with the real estate benchmark posting one of the strongest returns since its 1995 inception.

In an increasingly volatile market, REITs continued to generate solid returns and act as a counterweight to the NASDAQ Composite Index. Throughout the year, REIT performance was propelled by investors seeking the benefits of high dividend yields supported by solid earnings growth.

PERFORMANCE

For the year ended December 31, 2000, WRL J.P. Morgan Real Estate Securities returned 29.62 %, handily outperforming its benchmark, the Morgan Stanley REIT Index, which returned 26.81 % for the same period.

STRATEGY REVIEW

All REIT sub-sectors reported positive performance for the year. The strongest performance came from hotel, mixed office/industrial, and apartment REITs. Increased demand and limited supply, especially along the East and West coasts, have helped these sectors outperform.

Apartment sector performance benefited from favorable market conditions and low vacancy rates. Development in the office sector experienced a strong rise with the bulk of new construction concentrated in markets showing an increased demand and limited supply. The year's strong, supply constrained markets such as San Francisco, Washington D.C., and Southern California are expected to continue to outperform in 2001 even in a slowing economy.

The portfolio's performance was boosted by overweighted positions in Cousins Properties Incorporated and Urban Shopping Centers, Inc. The decision to underweight some of the biggest underperforming companies, particularly Pinnacle Holdings Inc. helped relative performance. Negative contributors to performance for the year came from an underweighted position in Host Marriott Corporation and Archstone Communities Trust, both of which posted healthy gains.

OUTLOOK

Our fundamental view is that U.S. real estate markets will remain healthy for 2001. During this long bull market, one outstanding fact has been the discipline shown by real estate developers. While the slower growth economy will act to restrain future rental increases, for most REITs with longer-term leases already in place, a slowing economy will not have an immediate impact.

/s/ DANIEL P. O'CONNOR
DANIEL P. O'CONNOR
WRL J.P. MORGAN REAL ESTATE SECURITIES
PORTFOLIO MANAGER

The views expressed in this commentary on WRL J.P. Morgan Real Estate Securities reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

34 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL J.P. Morgan Real Estate Securities and the Morgan Stanley REIT Index.

[MOUNTAIN GRAPH]

Page 35  (graph 16)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley REIT Index over the same time frame.

                                                             Morgan Stanley
                                                Portfolio      REIT Index
                        Inception 5/1/98         $10,000        $10,000
                        Period Ended 12/31/98    $ 8,507        $ 8,677
                        FYE 12/31/99             $ 8,186        $ 8,282
                        FYE 12/31/00             $10,611        $10,502

IN AN INCREASINGLY VOLATILE MARKET, REITS CONTINUED TO GENERATE SOLID RETURNS and act as a counterweight to the NASDAQ.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Equity Office Properties Trust          10.56 %
Equity Residential Properties Trust      7.78 %
General Growth Properties, Inc.          4.95 %
Cousins Properties Incorporated          4.42 %
Post Properties, Inc.                    4.31 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Office Property                         29.88 %
Apartments                              23.10 %
Diversified                             11.41 %
Shopping Center                          8.67 %
Regional Mall                            8.55 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with REITs include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.

                                                           2000 ANNUAL REPORT 35

WRL GOLDMAN SACHS GROWTH
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

The year ended with all of the major U.S. indexes finishing down. Technology stocks continued to sell off leading the NASDAQ Composite Index ("NASDAQ") to post its worst performance ever since it was created in 1971. For most of the year, value outperformed growth-the Russell 1000 Value Index returned 7.01 % and the Russell 1000 Growth Index returned (22.42)% for the period. The mid-cap market, as measured by the Standard and Poor's MidCap 400 Index, ended the year with a gain of 17.51 %. As corporations warned of disappointing earnings and slowing profit growth, investors remained jittery, shifting money into safe havens such as consumer staples, financials, and healthcare.

PERFORMANCE

For the year ended December 31, 2000, WRL Goldman Sachs Growth returned (8.02)%. By comparison, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (9.10)% and the NASDAQ returned (39.29)% for the same period.

STRATEGY REVIEW

Our consumer staples holdings were our strongest performers and top performers included Colgate-Palmolive Company and Philip Morris Companies Inc. ("Philip Morris"). Philip Morris in particular was aided by a positive reaction to its acquisition of Nabisco Group Holdings Corp. The company also benefited from a rotation into defensive industries, a decrease in consumer litigation, and a deeper portfolio of food subsidiaries. Financial stocks also continued to perform well. Housing finance giants Fannie Mae and Freddie Mac were up nicely while Wells Fargo & Company experienced significant positive returns as the market responded positively to its merger with First Security Corporation.

Our overweighting in media and communications detracted from results as investors continued to shy away from this sector, radio and broadcasting stocks in particular, due to concerns over a decrease in advertising revenues. Many stocks that soared last year as a result of increased dot-com advertising spending have experienced a decline as Internet advertising budgets have been cut. Despite the short-term downturn, we believe the Internet will create new revenue opportunities over the long-term for traditional media companies, both through advertising sales and through the sale of content.

OUTLOOK

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased as a result of significant technological advances and a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantages of the companies we own have the potential to withstand even an uncertain market environment.

/s/ HERBERT E. EHLERS
HERBERT E. EHLERS
WRL GOLDMAN SACHS GROWTH
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Goldman Sachs Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

36 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Goldman Sachs Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 37  (graph 17)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $11,750        $11,100
                        FYE 12/31/00             $10,808        $10,090

WE CONTINUE TO FOCUS ON THE CORE BUSINESS CHARACTERISTICS WHICH PROVIDE A FOUNDATION FOR LONG-TERM GROWTH.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
General Electric Company                3.98 %
Pfizer Inc.                             3.34 %
Exxon Mobil Corporation                 2.89 %
Microsoft Corporation                   2.70 %
Bristol-Myers Squibb Co.                2.56 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                        12.22 %
Commercial Banks                        7.08 %
Computer & Office Equipment             7.03 %
Computer & Data Processing Services     7.01 %
Petroleum Refining                      5.30 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                          2000 ANNUAL REPORT  37

WRL GOLDMAN SACHS SMALL CAP
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

For the year, the Russell 2000 Growth Index ("Russell 2000 Growth") fell more than 22 %, making it the worst year in terms of absolute performance for the index since its inception in 1979. The spread between small-cap growth and small-cap value was also unprecedented, with the Russell 2000 Value Index ("Russell 2000 Value"), which returned 22.83 %, outperforming the Russell 2000 Growth, which returned (22.43) %. This provides a striking counterpoint to a year ago, when the Russell 2000 Growth handily beat the Russell 2000 Value.

PERFORMANCE

For the year ended December 31, 2000, WRL Goldman Sachs Small Cap returned (0.62)%. By comparison, WRL Goldman Sachs Small Cap's benchmark, the Russell 2000 Index, returned (3.02)%.

STRATEGY REVIEW

In managing WRL Goldman Sachs Small Cap, we do not take size or sector bets. We hope to add value versus its benchmark through individual stock selection. Our quantitative process seeks out stocks with good momentum and high expected growth that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, although they are not highly correlated, which diversifies the portfolio's source of returns. The portfolio outperformed its benchmark for the fourth quarter, gaining substantially from positive exposure to earnings yield.

Our stock selection in healthcare was the strongest of any sector. Technology holdings also contributed positively to excess returns. Utility stocks in the portfolio lagged those in the benchmark, although both were up quite a bit for the period.

OUTLOOK

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, and lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

/s/ ROBERT C. JONES
ROBERT C. JONES
WRL GOLDMAN SACHS SMALL CAP
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Goldman Sachs Small Cap reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

38  2000 ANNUAL REPORT

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Goldman Sachs Small Cap and the Russell 2000 Index.

[MOUNTAIN GRAPH]

Page 39  (graph 18)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                                 Russell
                                                Portfolio      2000 Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $10,782        $11,767
                        FYE 12/31/00             $11,709        $11,412

WE PREFER LESS VOLATILE STOCKS WITH LOWER-THAN-AVERAGE PROBABILITY OF REPORTING DISAPPOINTING EARNINGS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Peoples Energy Corporation              0.71 %
Bank United Corp. - Class A             0.65 %
Astoria Financial Corporation           0.60 %
American National Insurance Company     0.57 %
Health Net Inc.                         0.53 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     6.38 %
Pharmaceuticals                         5.43 %
Holding & Other Investment Offices      5.28 %
Commercial Banks                        4.98 %
Industrial Machinery & Equipment        3.58 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus. Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

                                                           2000 ANNUAL REPORT 39

WRL T. ROWE PRICE DIVIDEND GROWTH
 ...SEEKS TO PROVIDE AN INCREASING LEVEL OF DIVIDEND INCOME, LONG-TERM CAPITAL APPRECIATION, AND REASONABLE CURRENT INCOME.

MARKET ENVIRONMENT

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Federal Reserve Board ("Fed") maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity.

PERFORMANCE

In this challenging environment marked by extreme volatility, the portfolio posted solid returns. For the year ended December 31, 2000, WRL T. Rowe Price Dividend Growth returned 9.87 %. By comparison, its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), returned (9.10)% for the same period.

STRATEGY REVIEW

Early concerns about high technology valuations gave way to worries about the slowing economy, causing investors to turn toward the type of companies in which we like to invest-those that generate steady and sustainable earnings, cash flow, and dividend growth. Overweighting financial services stocks and underweighting technology issues aided results following the spring technology sell-off, although tech holdings still hurt returns. Most of our top contributors came from the financial sector-the portfolio's largest sector-with names like Midwestern money manager Waddell & Reed Financial, Inc. - Class B, insurers XL Capital Ltd. - Class A and ACE Limited, and mortgage financers Freddie Mac and Fannie Mae contributing nicely to results. Negative contributors included Tribune Company, which was slowed by its purchase of Times Mirror.

The correction in tech and telecom stocks gave us the opportunity to increase exposure to some well-run companies in this dynamic sector, including Microsoft Corporation and Nortel Network Corporation. Even with these additions, the tech sector accounts for less than 10 % of assets versus nearly 30 % for the S&P 500. The portfolio made no major changes in sector allocation late in the period. We purchased First Data Corporation, a leading credit card processor that we think offers good value; we expect more than 15 % annual earnings per share growth going forward. We eliminated holdings in companies with weakening earnings, including Black & Decker Corporation and Great Lakes Chemical.

OUTLOOK

The economic slowdown has been a little faster and deeper than most analysts expected, and despite the Fed's clear signal that it will continue to pursue a soft landing, the economy is unlikely to turn around quickly, even if a recession is avoided. The stock market downturn in 2000 eliminated some of the excesses in the market and refocused attention on the kind of fundamentally sound companies we like. Our strategy leads us to stable companies with track records of maintaining growth through business cycles, and we believe that owning stocks of companies with strong earnings and dividend growth will provide attractive long-term results.

/s/ THOMAS J. HUBER
THOMAS J. HUBER
WRL T. Rowe Price Dividend Growth
Portfolio Manager

The views expressed in this commentary on WRL T. Rowe Price Dividend Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

40 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL T. Rowe Price Dividend Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 41  (graph 19)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $ 9,260        $11,100
                        FYE 12/31/00             $10,174        $10,090

Early concerns about high technology valuations gave way to worries about the slowing economy, causing investors to turn toward the type of companies in which we like to invest.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                  3.21 %
Pfizer Inc.                                     2.88 %
Freddie Mac                                     2.69 %
Waddell & Reed Financial, Inc. - Class B        2.55 %
XL Capital Ltd. - Class A                       2.43 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                 9.51 %
Commercial Banks                                8.50 %
Petroleum Refining                              7.64 %
Holding & Other Investment Offices              5.29 %
Insurance                                       5.16 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Value: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 41

WRL T. ROWE PRICE SMALL CAP
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

Building on a powerful fourth quarter 1999, U.S. markets surged across the first two and a half months of 2000, fueled by investor enthusiasm for shares of technology companies. Stocks fell sharply beginning in mid-March, however, as investors finally reacted to the sky-high tech valuations and the series of short-term interest rate hikes by the Federal Reserve Board ("Fed"). Market volatility continued throughout the summer and fall-the tech-dominated NASDAQ Composite Index ("NASDAQ") rose 14 % in August but fell 13 % in September-as investors were alternately buoyed by signs that the Fed's anti-inflationary medicine was working and worried that a slowing economy would hurt corporate revenues. Financial stocks led the way late in the period, boosted by interest rate hopes and industry consolidation. Energy stocks were also strong performers as the prices of oil and natural gas remained at lofty levels. Technology stocks struggled, and Web consulting firms were particularly hard hit late in the period. The Russell 2000 Index ("Russell 2000") of smaller U.S. companies fell
3.02 % in the period, but outperformed both the NASDAQ and the Standard and Poor's 500 Composite Stock Index. Small-cap value stocks, however, surged during the year.

PERFORMANCE

WRL T. Rowe Price Small Cap suffered along with the market averages, posting a significant loss. For the year ended December 31, 2000, WRL T. Rowe Price Small Cap returned (8.45)%. Hurt by the plunging technology sector the portfolio underperformed it's benchmark, the Russell 2000, which returned (3.02)% for the same period.

STRATEGY

Throughout the year, we maintained our well-diversified approach, emphasizing companies with sound business plans that are meeting or exceeding their financial targets. Our broad diversification-both in the number of stocks we own and across industries-helped us catch the strength of the best-performing sectors while reducing the risk that any one company or industry would unduly hamper returns.

Top-performing sectors included financial services, healthcare services, and pharmaceuticals. Our largest sector allocation has been technology, which covers a wide range of industries. Although many individual tech stocks struggled, some provided the best returns for the portfolio. These included TranSwitch Corporation, a maker of semiconductors for communications, and Polycom, Inc., a developer of communications equipment. Not surprisingly, Internet-related companies suffered. Negative contributors to returns included Allaire Corporation, a provider of Web site development tools, and Web consulting firm Viant Corporation. We took some profits in our successful banking and semiconductor stocks and funded purchases in biotechnology and software.

OUTLOOK

The economic slowdown has been a little faster and deeper than most analysts expected, and despite the Fed's clear signal that it will aggressively pursue renewed growth, hopes for a soft landing are fading. We continue to maintain sector neutrality because, as we saw in 2000, different market segments perform well at different times. Diversification is also key: with about 400 stocks in the portfolio, no single holding is greater than 1 % of assets. Over time, stock market performance moves with fundamental company performance. We believe that our diversified approach, coupled with an emphasis on companies with strong fundamentals, should provide good investment results over the long term.

/s/ PAUL W. WOJCIK
PAUL W. WOJCIK
WRL T. Rowe Price Small Cap
Portfolio Manager

The views expressed in this commentary on WRL T. Rowe Price Small Cap reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

42  WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL T. Rowe Price Small Cap and the Russell 2000 Index.

[MOUNTAIN CHART]

Page 43  (graph 20)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                                 Russell
                                                Portfolio      2000 Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $13,849        $11,767
                        FYE 12/31/00             $12,679        $11,412

THROUGHOUT THE YEAR, WE MAINTAINED OUR WELL-DIVERSIFIED APPROACH, EMPHASIZING COMPANIES WITH SOUND BUSINESS PLANS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Barrett Resources Corporation           0.96 %
L-3 Communications Holdings, Inc.       0.84 %
UTI Energy Corp.                        0.81 %
Plantronics, Inc.                       0.80 %
King Pharmaceuticals, Inc.              0.77 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services    11.02 %
Electronic Components & Accessories     8.97 %
Pharmaceuticals                         8.20 %
Oil & Gas Extraction                    5.15 %
Communications Equipment                5.08 %

EQUITY MATRIX
Investment Style
[BAR CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Small Capitalization: Smallest 80 % of the top 5,000 U.S. stocks.


This material must be preceded or accompanied by the Fund's current prospectus. Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

                                                           2000 ANNUAL REPORT 43

WRL SALOMON ALL CAP
 ...SEEKS CAPITAL APPRECIATION.

MARKET ENVIRONMENT

The momentum driven rally of 1999 continued in early 2000, led by the technology sector. This momentum came at the expense of most out-of-favor, "old economy" sectors including consumer stocks, financials and pharmaceuticals. Facing the threat of inflation, the Federal Reserve Board continued to increase interest rates. As the market began to discount these rate increases, a sharp sell-off started in March. At the same time, many oversold "old economy" stocks rallied. For the full year, the NASDAQ Composite Index lost over 39 % of its value. While the Dow Jones Industrial Average and the Standard and Poor's 500 Composite Stock Index also posted negative returns throughout the year, their declines were in a more moderate range.

PERFORMANCE

WRL Salomon All Cap enjoyed strong performance during 2000, outperforming its benchmark by a substantial margin. For the year ended December 31, 2000, WRL Salomon All Cap returned 18.30 %, comparing favorably to the Russell 3000 Index, which returned (7.46)%. Technology, consumer staples, and energy provided the greatest contribution to performance for the year. On an individual stock basis, strong performance was generated by names such as Nabisco Group Holdings Corp., Seagate Technology, Inc., 3Com Corporation, Safeway Inc., and Devon Energy Corporation. Although basic industry stocks were our most notable underperformers, we retain an overweight position in the sector, which we believe already discounts a recession.

STRATEGY REVIEW

Just as it did last year, the portfolio benefited from its bottom-up, broad market strategy. We attempt to find the best opportunities across the market, wherever they may be. Because the portfolio owns some stocks from most industry sectors, it has the opportunity to own many promising securities under most market conditions. Our strategy typically results in a diversified list of unique stocks. These are two key advantages to our investment strategy generally, and this strategy continued to produce very attractive returns in 2000.

We are also proud to report that the portfolio's investment strategy worked exceptionally well throughout the year, generating relative outperformance of its benchmark in each of the four quarters of 2000. When the market was rising, our broadly diversified equity exposure allowed us to participate, even though much of what we liked was out of favor. The declines in less speculative stocks provided us with buying opportunities as well. For example, for the first time in more than two years, we were presented an attractive opportunity to start building positions in drug stocks.

For much of the second half of the year, the portfolio has maintained an underweight position in technology as a function of our concern about the financial health of certain key customer segments, notably telecommunications. While we remain cautious on technology, we have added selectively to strategically well-positioned and funded telecommunications companies, resulting in a sector overweight.

OUTLOOK

The market's rotation out of the momentum sectors is producing significant profits for many of our positions. The market has broadened, as we expected, into a variety of sectors that had lagged. It is our strong belief that, over time, those leading, established companies that embrace today's new technologies should emerge as the dominant and most profitable companies in the economy. Their stocks should reflect this over time. On the other hand, we believe the stock market will continue to challenge both those companies that cannot generate enough profits to support their underlying stock price and those companies facing material funding requirements for business plans without clear returns. We will invest in both users and manufacturers of technology when we believe their risk/reward ratios are favorable. Most importantly, we will look for the best opportunities we can find, regardless of where they reside in the market.

/s/ ROSS S. MARGOLIES                   /s/ ROBERT M. DONAHUE, JR.
ROSS S. MARGOLIES                       ROBERT M. DONAHUE, JR.
                              WRL SALOMON ALL CAP
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL Salomon All Cap reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

44 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Salomon All Cap and the Russell 3000 Index.

[MOUNTAIN GRAPH]

Page 45  (graph 21)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.

                                                                 Russell
                                                Portfolio      3000 Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $11,557        $11,188
                        FYE 12/31/00             $13,672        $10,353

BECAUSE THE PORTFOLIO OWNS SOME STOCKS FROM MOST INDUSTRY SECTORS, IT HAS THE OPPORTUNITY TO OWN MANY PROMISING SECURITIES UNDER MOST MARKET CONDITIONS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Federated Department Stores, Inc.       4.23 %
Costco Wholesale Corporation            3.75 %
Hormel Foods Corporation                2.83 %
Verizon Communications, Inc.            2.82 %
FleetBoston Financial Corporation       2.57 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                      8.07 %
Commercial Banks                        7.20 %
Pharmaceuticals                         6.41 %
Food Stores                             4.81 %
Department Stores                       4.23 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 45

WRL PILGRIM BAXTER MID CAP GROWTH
 ...SEEKS CAPITAL APPRECIATION.

MARKET ENVIRONMENT

A series of interrelated factors joined forces against the stock market across the year. The predominant theme weighing on the market was the dramatic slowdown of the economy. After months of wondering whether the Federal Reserve Board's ("Fed") program of interest rates was producing the desired effect, investors were abruptly hit with signs that the economy was not only slower but was perhaps growing well below potential. As consumer confidence slumped, investors speculated that the Fed might have applied the brakes too hard by its moves throughout the year.

Surrounded by a slower business environment, technology sector fundamentals deteriorated dramatically. These events conspired to drive investors away from sectors with the risk characteristics of high growth to those sectors that are typically more economically insensitive and risk averse, like utilities and healthcare. As evidence of this, the Russell Mid Cap Value Index returned 19.18 % for the year compared with (11.75)% for the Russell Mid Cap Growth Index. As investors adopted more defensive investment positions, the market reaction to growth stocks was quick and brutal, as evidenced by the NASDAQ Composite Index's
32.74 % decline for the fourth quarter, bringing the full year down by 39.29 %.

PERFORMANCE

For the year ended December 31, 2000, WRL Pilgrim Baxter Mid Cap Growth returned (14.39)%. By comparison, the Russell Midcap Growth Index returned (11.75)% for the same period.

STRATEGY REVIEW

An overweighted position in the energy sector contributed positive returns to the portfolio's 2000 performance. Energy stocks enjoyed a strong year, as commodity prices for both oil and gas rose dramatically. Security selection in the industrial sector also worked in our favor. Security selection in the technology and consumer cyclical sectors had the greatest negative impact on results.

There is no question that the technology sector endured a beating in 2000. While this was difficult for many investors to stomach, it presents opportunities going forward. It is only during a period of real fundamental concerns that the technology group would sell for such attractive prices.

OUTLOOK

The market will likely struggle to find balance between the economic benefit of monetary easing and the problem of deteriorating company fundamentals within the context of a slower economy. Fed Chairman Greenspan has indicated that he is ready to act should the economy show further signs of deterioration. Rate cuts are likely and would be welcomed by the market. The Fed's primary objective at the onset of monetary tightening, however, was to simply bring the economic growth rate to a sustainable level. Regardless of any additional Fed easing over the next several months, we expect that the resulting business activity will settle to levels below those seen at the beginning of 2000.

We remain optimistic on the long-term prospects of technology. Out of all industry sectors in the marketplace, technology offers the fastest earnings growth rates. We're seeing several exciting trends emerge, including the explosion of the Internet, the wireless market, competition for broadband to your home, and the revamping of the whole telecommunications network. These trends are 20 years in length and we are only in their infancy. We believe there is a significant amount of opportunity ahead.

/s/ JEFFREY A. WRONA
JEFFREY A. WRONA
WRL PILGRIM BAXTER MID CAP GROWTH
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Pilgrim Baxter Mid Cap Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

46 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Pilgrim Baxter Mid Cap Growth and the Russell Midcap Growth Index.

[MOUNTAIN GRAPH]

Page 47  (graph 22)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                             Russell Midcap
                                                Portfolio       Growth
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $17,799        $13,992
                        FYE 12/31/00             $15,239        $12,348

EVENTS CONSPIRED TO DRIVE INVESTORS AWAY FROM SECTORS WITH THE RISK CHARACTERISTICS OF HIGH GROWTH TO THOSE SECTORS THAT ARE TYPICALLY MORE ECONOMICALLY INSENSITIVE AND RISK AVERSE.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Mettler-Toledo International Inc.       3.08 %
Teva Pharmaceutical Industries
  Ltd. - ADR                            2.96 %
EOG Resources, Inc.                     2.95 %
Applied Micro Circuits Corporation      2.90 %
ENSCO International Incorporated        2.73 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services    20.81 %
Pharmaceuticals                        13.72 %
Electronic Components & Accessories    12.26 %
Oil & Gas Extraction                    8.49 %
Computer & Office Equipment             6.71 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 47

WRL DREYFUS MID CAP
 ...SEEKS TOTAL INVESTMENT RETURNS INCLUDING CAPITAL APPRECIATION AND INCOME.

MARKET ENVIRONMENT

Though mid-cap stocks noticeably outperformed both large and small capitalization issues across the year, many mid-cap portfolios suffered from the dramatic difference in performance between mid-cap value and growth stocks. For the year, the S&P/Barra Midcap Value Index returned 27.84 %, while the S&P/Barra Midcap Growth Index returned 9.16 %, a difference of over 1800 basis points. This sharp division in the mid-cap equity market compounded the narrowness problem and compromised the performance of our multi-factor valuation method, which uses both growth and value based inputs. Factors which detracted from our performance included the very narrow return pattern of the Standard and Poor's MidCap 400 Index ("S&P 400"), where only 44 stocks needed to be held at their index weight to mimic the index return. This narrowness is by definition problematic for the portfolio's strategy which is designed to be sector neutral and holding between 150-175 stocks.

PERFORMANCE

Although the performance of WRL Dreyfus Mid Cap was comfortably positive for the year, we were nonetheless disappointed that performance did not exceed that of its benchmark. For the year ended December 31, 2000, WRL Dreyfus Mid Cap returned 12.92 %. By comparison, the S&P 400 returned 17.51 %.

STRATEGY REVIEW

During the year, the portfolio had a positive exposure to companies that exhibited above-average earnings growth and positive earnings surprises. With little exception, however, these exposures were not well rewarded in a market that focused so narrowly on value-type factors. The portfolio also had a modest exposure to low multiple stocks, which provided very strong performance over the course of the year. Unfortunately, our exposure was not large enough for the portfolio to fully profit from this strategy.

Stocks that contributed to performance included healthcare related holdings such as Universal Health Services, Inc., which operates acute care hospitals, and Waters Corporation, a manufacturer of equipment used in medical research. Two financial service holdings that added to performance were Golden West Financial Corporation and Cullen/Frost Bankers, Inc. Both of these mid-sized organizations appeared to benefit from high quality reputations along with a fairly benign interest rate environment. Two other superior stock choices were holdings in the natural gas industry- Questar Corporation and Keyspan Corporation, both of whom exhibited strong price performance based upon the increase in natural gas prices.

Two issues that negatively influenced return were Zale Corporation ("Zale") and Univision Communications Inc. ("Univision Communications"). Zale is the national retailer of jewelry, and investors became increasingly concerned over the prospects for the company based upon a slowing national economy and the discretionary nature of jewelry purchases. Univision Communications is a Spanish language television broadcaster that disappointed investors by announcing advertising bookings and rates that were below expectations.

OUTLOOK

The prospects for mid-cap companies are dynamic and there are a number of excellent investment opportunities. We will continue to manage the portfolio using our market-sensitive valuation model and consolidate our stock selection skills with our disciplined portfolio construction process. Remaining economic sector and capitalization neutral relative to our benchmark, our goal is to add consistent value through superior stock selection and systematic risk control.

/s/ JOHN R. O'TOOLE
JOHN R. O'TOOLE
WRL DREYFUS MID CAP
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Dreyfus Mid Cap reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

48 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index.

Page 49  (graph 23)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the S&P Midcap 400 Index over the same time frame.

                                                               S&P Midcap
                                                Portfolio       400 Index
                        Inception 5/3/99         $10,000        $10,000
                        Period Ended 12/31/99    $10,720        $11,356
                        FYE 12/31/00             $12,105        $13,344

THE SHARP DIVISION IN THE MID-CAP EQUITY MARKET COMPROMISED THE PERFORMANCE OF OUR MULTI-FACTOR VALUATION METHOD, WHICH USES BOTH GROWTH AND VALUE BASED INPUTS.

* Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Quest Diagnostics Incorporated          1.73 %
BJ Services Company                     1.26 %
SunGard Data Systems Inc.               1.24 %
PMI Group, Inc.                         1.24 %
DST Systems, Inc.                       1.18 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     8.93 %
Pharmaceuticals                         7.32 %
Commercial Banks                        6.90 %
Oil & Gas Extraction                    5.93 %
Insurance                               5.63 %

EQUITY MATRIX
Investment Style
[BOx CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 49

WRL VALUE LINE AGGRESSIVE GROWTH
 ...SEEKS TO REALIZE CAPITAL GROWTH.

MARKET ENVIRONMENT

When the portfolio commenced operation this May, the spring market downdraft was just concluding. The next several months, through roughly late August, saw stocks rising smartly, and most of the fresh money coming into the portfolio was put to work during that summer rally. Since August, the market has been under severe pressure for several well-known reasons, including rising energy prices, a weak Euro, several earnings disappointments, and the confusion surrounding the presidential election. By the end of 2000, it became apparent that U.S. economic growth had begun to slow, which further dampened equity performance from across December.

PERFORMANCE

Since WRL Value Line Aggressive Growth was launched near the top of the market, and has endured the brunt of the large-cap sell-off since August, it is not surprising that overall 2000 performance is depressed. We were particularly hurt by price erosion in several blue-chip technology stocks, including EMC Corporation, Intel Corporation, Applied Materials, Inc., and International Business Machines Corporation. Also, the overall weakness in the telecommunications sector resulted in collateral damage. From inception May 1, 2000, through December 31, 2000. WRL Value Line Aggressive Growth returned (9.70)%, versus (8.39)% for the Standard and Poor's 500 Composite Stock Index ("S&P 500") during the same period.

STRATEGY REVIEW

We have built the portfolio as a vehicle for high-quality, large-capitalization growth investment. That strategy has emphasized stocks in the technology, financial-services, healthcare, and retailing industries. We still believe that those concentrations are appropriate given the current macroeconomic environment, but certain areas-especially some of the aforementioned blue-chip tech and telecom names-certainly spearheaded the underperformance we experienced during the second half of 2000.

OUTLOOK

The soft market environment of the last six months has been sobering. However, we think that we've seen the lows and that the market is building a base for future growth. The fact that the Federal Reserve Board is in the process of shifting its policy directive from tightening to easing is a major catalyst for higher stock prices, and we expect a series of interest-rate cuts over the first half of 2001. At the same time, economic weakness should affect corporate earnings only modestly given the ramp-up in productivity we've seen in recent years. All in all, we expect a good (if not spectacular) stock market in 2001, and we're excited about WRL Value Line Aggressive Growth's prospects.

/s/ ALAN N. HOFFMAN
ALAN N. HOFFMAN
WRL VALUE LINE AGGRESSIVE GROWTH
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Value Line Aggressive Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

50 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Value Line Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 51  (graph 24)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 5/1/00         $10,000        $10,000
                        Period Ended 12/31/00    $ 9,030        $ 9,161

WE HAVE BUILT THE PORTFOLIO AS A VEHICLE FOR HIGH-QUALITY, LARGE-CAPITALIZATION GROWTH INVESTMENT.


* Inception

WRL Value Line Aggressive Growth commenced operations on 5/1/00. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
EMC Corporation                         3.13 %
American International Group, Inc.      3.09 %
Fifth Third Bancorp                     2.81 %
Medtronic, Inc.                         2.64 %
Kohl's Corporation                      2.55 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                         9.89 %
Computer & Data Processing Services     9.84 %
Commercial Banks                        9.35 %
Computer & Office Equipment             7.69 %
Communications Equipment                7.43 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. There are risks associated with the use of the Value Line ranking systems ("systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.

                                                           2000 ANNUAL REPORT 51

WRL GREAT COMPANIES - AMERICA(SM)
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

The year 2000 is being widely regarded as one of the most difficult stock markets in years. The Federal Reserve Board's ("Fed") efforts to slow the economy by raising interest rates had a negative impact on the market as earnings slowed. The market was characterized by two distinctive periods: unabashed optimism during the first several months of the year and rampant pessimism across the last. During the early spring, "New Economy" stocks were golden while the "Old Economy" stocks were trashed. By year's end, however, Old Economy was the winner and New Economy was the losers. As a result of this market change, many mutual fund investors will be hit with capital gains taxes on portfolios that have lost value.

Over the last 12 months, investors found out that profits and intrinsic values really do drive market prices, and that dot-com companies with weak management and poor business models are bad investments. Investors who were only months ago preparing to leave their jobs to become professional day traders are happy that they still have jobs. Some who traded on margin saw the value of their portfolios almost vanish overnight. The year served as a reminder of the power of the market and the need to have a sound investing strategy.

PERFORMANCE

Despite the worst market in a decade, WRL Great Companies - America(SM) outperformed its benchmark.

From inception May 1, 2000, through December 31, 2000, WRL Great Companies - America(SM) returned 13.80 %. By comparison, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (8.39)% for the same period.

STRATEGY REVIEW

The period once again reaffirmed the value of investing in well-managed companies in solid businesses that are steadily increasing their intrinsic values. It also showed the value of sticking with a tried and true investing strategy that has been proven over years. The portfolio was led by Medtronic, Inc., our largest holding, which was up 15.3 %, and Merrill Lynch & Co., Inc. which soared 26.4 % for the period May 1, 2000 through December 31, 2000. Our pharmaceutical holdings also performed well in a very difficult environment.

OUTLOOK

We believe that 2001 will be a year of recovery. As rate cuts by the Fed once again stimulate the economy and rejuvenate the market, we look for modest gains. As we begin the year, however, many of the companies in our portfolio are trading close to or slightly above their intrinsic values. As a result, we might see a slight correction in these stocks during the early part of the year. More importantly, though, the ability of these companies to increase their intrinsic values over time makes this portfolio a solid long-term investment, one that meets the needs of most investors.

/s/ JAMES H. HUGUET                     /s/ GERALD W. BOLLMAN
JAMES H. HUGUET                         GERALD W. BOLLMAN
                         WRL GREAT COMPANIES-AMERICA(SM)
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL Great Companies - America(SM) reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

52 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Great Companies - America(SM) and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 53  (graph 25)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 5/1/00         $10,000        $10,000
                        Period Ended 12/31/00    $11,380        $ 9,161

THE PERIOD ONCE AGAIN REAFFIRMED THE VALUE OF INVESTING IN WELL-MANAGED COMPANIES IN SOLID BUSINESSES THAT ARE STEADILY INCREASING THEIR INTRINSIC VALUES.

* Inception

WRL Great Companies - America(SM) commenced operations on 5/1/00. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Medtronic, Inc.                         10.91 %
American International Group, Inc.      10.25 %
Pfizer Inc.                              9.55 %
General Electric Company                 9.25 %
Goldman Sachs Group, Inc. (The)          7.86 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                         25.57 %
Security & Commodity Brokers            12.55 %
Medical Instruments & Supplies          10.91 %
Insurance                               10.25 %
Electronic & Other Electric Equipment    9.25 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

                                                           2000 ANNUAL REPORT 53

WRL GREAT COMPANIES - TECHNOLOGY(SM)
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

Overall, technology companies were crushed in 2000, a year that will be remembered for the horrendous drop in the NASDAQ Composite Index ("NASDAQ"). The new millennium witnessed the tech-heavy benchmark drop of nearly 40 % from its high. Whenever market sentiment turns from unbridled optimism to total negativism, market prices get slashed, investors lose money, and investment advisors report disappointing returns. That's the year 2000 from a technology perspective in one sentence.

During the early part of the period, technology companies were so far above their intrinsic values that we couldn't find places to invest funds. As a result, we increased our cash positions. By December, however, virtually every company in WRL Great Companies - Technology(SM) was well below its intrinsic value, creating an outstanding investment opportunity. Sooner or later, the broader market will realize how undervalued many of these companies are and will respond accordingly. Unfortunately, it's impossible to predict when this might occur.

PERFORMANCE

While we will never be happy with negative returns, there is some satisfaction in that WRL Great Companies - Technology(SM) outperformed the NASDAQ. From inception May 1, 2000, through December 31, 2000, WRL Great Companies - Technology(SM) returned (32.60)%. The NASDAQ returned (36.01)%, while the Standard and Poor's 500 Composite Stock Index returned (8.39)%.

STRATEGY REVIEW

It's our position that investing in companies that are in terrific businesses is a sound investment strategy, regardless of short-term market conditions. Nevertheless, this period was a major disappointment. While we continue to believe that the technology sector is very important and will deliver sound returns over the long term, the fact remains the NASDAQ and the technology sector are subject to significant volatility. For this reason, we believe that investors should balance their holdings across asset classes and sectors.

OUTLOOK

In our opinion, the companies represented in WRL Great Companies - Technology(SM) are among the best technology companies in the world. Furthermore, we believe that many of these companies are priced well below their intrinsic values. Since market price and intrinsic value eventually come together, we believe that at some point technology companies will once again provide outstanding returns to shareholders. Given our economic situation and the negative market sentiment toward technology companies, it may take longer than we would like for market price and intrinsic value to reach parity. In the interim, we will continue to purchase stocks of what we believe are the best technology companies in the world.

/s/ JAMES H. HUGUET                             /s/ GERALD W. BOLLMAN
JAMES H. HUGUET                                 GERALD W. BOLLMAN
                       WRL GREAT COMPANIES-TECHNOLOGY(SM)
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL Great Companies - Technology(SM) reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

54 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Great Companies - Technology(SM), the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 55  (graph 26)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and the NASDAQ Composite Index over the same time frame.

                                                Portfolio    NASDAQ   S&P Index
                        Inception 5/1/00         $10,000    $10,000    $10,000
                        FYE 12/31/00             $ 6,740    $ 6,399    $ 9,161

SOONER OR LATER, THE BROADER MARKET WILL REALIZE HOW UNDERVALUED MANY OF THESE COMPANIES ARE AND WILL RESPOND ACCORDINGLY.

* Inception

WRL Great Companies - Technology(SM) commenced operations on 5/1/00. Due to its short term (eight months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation. The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost. This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge. For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Texas Instruments Incorporated           7.72 %
EMC Corporation                          7.55 %
Sun Mircrosystems, Inc.                  7.32 %
Oracle Corporation                       6.91 %
Agilent Technologies, Inc.               6.75 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Office Equipment             33.00 %
Electronic Components & Accessories     20.93 %
Communications Equipment                13.36 %
Computer & Data Processing Services      9.14 %
Instruments & Related Products           6.75 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

                                                           2000 ANNUAL REPORT 55

WRL GREAT COMPANIES - GLOBAL(2)
 ...SEEKS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH PRESERVATION OF CAPITAL.

MARKET ENVIRONMENT

The year 2000 clearly demonstrated that we do in fact have a global economy, and that the leader of the global economy is the United States. In other words, as stocks go in the U.S., so they go throughout the world. And since the markets in the U.S. had such a difficult time, most international markets suffered as well. For example, Singapore was down 22.29 %, the Paris CAC declined 0.54 %, the London FT-SE dropped 10.21 %, and the Nikkei in Japan lost 27.19 %. All together, it was not exactly a banner year for international investing.

PERFORMANCE

From inception, September 1, 2000, through December 31, 2000, Great Companies - Global2 returned (14.60)%, slightly lagging its benchmark, the Morgan Stanley Capital International World Index which returned (11.09)%.

STRATEGY REVIEW

From an investing perspective, we believe that the key is finding companies that have at least 30 % of their sales outside of the country in which they are headquartered. We also believe that global companies in excellent businesses that are led by outstanding managers will continue to outperform. We do not believe that owning the stocks of a variety of companies in various countries will provide the global focus that successful investors will need in the future.

We believe that size will continue to play an important role in the development of global companies. It takes substantial resources, both financial and people, to be a global powerhouse. We are comfortable that our strategy of investing in large companies that are in terrific businesses will prevail over the long term.

OUTLOOK

As interest rates in the U.S. decline, we expect economic conditions throughout the world to improve. Eventually, we expect that stocks and global markets will reflect this improved operating environment with higher share prices. Therefore we expect to see a stronger world economy in 2001, and improved returns from our portfolio.

/s/ JAMES H. HUGUET                     /s/GERALD W. BOLLMAN
James H. Huguet                         Gerald W. Bollman
                          WRL GREAT COMPANIES-GLOBAL(2)
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL Great Companies - Global(2) reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

56 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Great Companies - Global(2) and the Morgan Stanley Capital International World Index.

[MOUNTAIN GRAPH]

Page 57  (graph 27)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MSCI) over the same time frame.

                                                Portfolio      MSCI World
                        Inception 9/1/00         $10,000        $10,000
                        Period Ended 12/31/00    $ 8,540        $ 8,891

WE BELIEVE THAT GLOBAL COMPANIES IN EXCELLENT BUSINESSES THAT ARE LED BY OUTSTANDING MANAGERS WILL CONTINUE TO OUTPERFORM.

* Inception

WRL Great Companies - Global(2) commenced operations on 9/1/00. Due to itsa short term (four months) performance history, littel indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Medtronic, Inc.                         4.55 %
American International Group, Inc.      4.15 %
Pfizer Inc.                             3.94 %
General Electric Company                3.86 %
Goldman Sachs Group, Inc. (The)         3.16 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                        13.91 %
Computer & Office Equipment             9.12 %
Communications Equipment                7.77 %
Electronic Components & Accessories     6.17 %
Electronic & Other Electric Equipment   5.75 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

                                                           2000 ANNUAL REPORT 57

WRL GABELLI GLOBAL GROWTH
 ...SEEKS APPRECIATION OF CAPITAL.

MARKET ENVIRONMENT

Although there are different macro-economic trends and business cultures around the globe, the sound value oriented investment principles we adhere to are universal. WRL Gabelli Global Growth commenced operations on September 1, 2000, to take advantage of the exceptional investment opportunities that were evolving around the world. Today, the expansion of capital markets is accelerating, creating more attractive investment opportunities every day.

 There are other favorable long-term trends in international markets. Inspired by the Euro's weakness-largely the result of large capital outflows to the U.S-the long awaited restructuring of corporate Europe is gaining momentum. European companies will become more efficient and profitable as pension reform frees up capital for more equities investment. At the same time, the business culture of Japan is changing with the focus shifting from revenue growth to profitability and shareholder value. This will also present better long-term investment opportunities.

PERFORMANCE

In the difficult environment from inception September 1, 2000 through December 31, 2000, WRL Gabelli Global Growth returned (9.00)%. By comparison it's benchmark, the Morgan Stanley Capital International World Free Index returned (11.09)%.

STRATEGY REVIEW

We are finding exceptional values in media and telecommunications stocks we believe have extraordinary long-term growth potential. We have avoided dot-com stocks and invested cautiously as the volatile markets trended to lower levels.

Our original investment thesis-that selected companies with content and creativity (news, filmed entertainment, recorded music, television programming, books and magazines) and companies with distribution assets (broadcasting, cable television, and telecommunications companies) would prosper in the new interactive age-remains intact. There have been, however, a few potholes in the road this year. The demise of the dot-coms robbed advertising supported media companies of ad dollars. At the same time, a global regulatory backlash stalled global consolidation. Finally, the capital markets closed their doors to new investment in advanced telecommunications systems.

We believe these are temporary phenomena. While media advertising revenue may remain soft in a slower growth global economy, we believe the Federal Communications Commission will allow cable television companies to expand their national footprints. This should spawn further consolidation in the media and cable television industries. We also believe nationalistic regulatory policies in Europe, which have restrained cross border mergers, will tumble in the face of prevailing economic realities. Europe simply can't sit on its hands while other global alliances are formed that threaten the competitive position of European media and telecommunications companies. Finally, the capital markets will reopen their doors to investment in third generation telecommunications systems as the Internet drives demand for increased bandwidth. Much of the new fiber optic telecommunications structure is in place in the U.S. and Europe. The job must be completed if the Internet is to live up to its full potential.

OUTLOOK

Across its four months of operation, the portfolio took a small step back in this year's extremely challenging global investment environment. We expect global markets to remain volatile as equities prices continue to adjust to new economic realities. We believe, however, the global economy will stabilize and begin regaining momentum in the second half of 2001. More reasonable equities valuations worldwide now provide a solid foundation for global markets to build upon.

/s/ MARC J. GABELLI
Marc J. Gabelli
WRL GABELLI GLOBAL GROWTH
PORTFOLIO MANAGER

The views expressed in this commentary on WRL Gabelli Global Growth reflect those of the portfolio manager through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

58 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL Gabelli Global Growth and Morgan Stanley International World Free Index.

[MOUNTAIN GRAPH]

Page 59  (graph 28)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Free Index
                     (MSCI)over the same time frame.

                                                                  MSCI
                                                Portfolio      World Free
                        Inception 9/1/00         $10,000        $10,000
                        Period Ended 12/31/00    $ 9,100        $ 8,891

WE BELIEVE THE GLOBAL ECONOMY WILL STABILIZE AND BEGIN REGAINING MOMENTUM IN THE SECOND HALF OF 2001.

* Inception

WRL Gabelli Global Growth commenced operations on 9/1/00. Due to its short term (four months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation. T

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Swatch Group AG (The) - Class B         5.52 %
Telephone and Data Systems, Inc.        3.12 %
Vivendi Universal                       2.24 %
Vodafone Group PLC - ADR                1.80 %
AT&T Corp. - Liberty Media Group -
Class A                                 1.70 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                     14.22 %
Instruments & Related Products          5.52 %
Electronic & Other Electric Equipment   3.72 %
Business Services                       3.52 %
Communication                           3.17 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Blend: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

Large Capitalization: Largest 5 % of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

2000 ANNUAL REPORT 59

WRL LKCM CAPITAL GROWTH
 ...SEEKS LONG-TERM GROWTH OF CAPITAL.

MARKET ENVIRONMENT

WRL LKCM Capital Growth commenced operation December 1, 2000. Our primary focus is the energetic pursuit of companies that possess the ability to grow their earnings at a faster clip than the broad market. Diversification across many sectors of the economy, as well as other risk characteristics, is an important element of risk management, but also keeps us from getting "tunnel vision". Growth can be found around many corners-technological leaders in computing, healthcare, and communications are natural pockets of growth-but innovative companies in mundane industries can provide rich opportunities. The portfolio's investments will not be limited by company size, but a mid and large capitalization stocks will be the focus. We will typically own around fifty stocks but will be relatively concentrated, with the top twenty stocks accounting for nearly half the portfolio. Our goal is to outperform the Standard and Poor's 500 Composite Stock Index ("S&P 500") in both good and bad markets.

PERFORMANCE

We were gratified to get off to a very strong start. WRL LKCM Capital Growth returned 11.90 %, from inception December 1, 2000 through December 31, 2000. By comparison, the S&P 500 returned 0.49 % for the same period. In terms of our success during the month, performance was driven by strong results in NetIQ Corporation, New Focus, Inc., NIKE, Inc. - Class B, and Washington Mutual, Inc. At year-end, our largest sectors were technology, healthcare, and financials.

STRATEGY REVIEW

We believe that successful investing demands a mixture of imagination and discipline, of art and science. We utilize quantitative tools, or science, to assess the relative attractiveness of potential investments and to manage portfolio risk. Our proprietary quantitative models capture all of the elements of a successful growth stock that we have been able to reduce to mathematical relationships. We understand how stocks with specific characteristics have performed historically-both what has worked and what has not. Of course, history never repeats itself in a precise fashion and many of the elements that make a successful growth stock investment can not be reduced to simple math. Consequently, hard work and insight, or art, also plays a role.

At LKCM Corporation ("LKCM"), we have a team of dedicated fundamental analysts that spend their time interviewing management teams, talking with customers and competitors, and trying to understand the important levers that drive the income statements of the companies they follow. We fundamentally believe that, in the end, earnings drive stock prices. As such, we go to great pains to understand what drives earnings. We want to understand what might cause a potential surprise and respond accordingly. Finally, we do not believe that placing outsized bets in just a few sectors is the way to win over the long haul. In general, we will limit large sector concentrations, and as a result the portfolio will not be a proxy for technology or biotech or any other hot "flavor-of-the-month". This will truly be a diversified portfolio-but one that seeks out the best growth prospects across the economy.

OUTLOOK

While we remain concerned about slowing earnings growth in a number of sectors, we expect lower interest rates to put the economy back on solid footing. We also expect a tax cut will be enacted in 2001, which should also help the economy. As for investors, a Federal Reserve Board ("Fed") rate cut is generally very favorable, as 90 % of the stock market gains since 1950 have occurred when the Fed is easing. An accommodative Fed has also historically favored investment in "growth" stocks. We think our disciplines, our dedicated research effort, and the seasoned leadership at LKCM, coupled with our ability to be nimble in a stock market increasingly inhabited by giants, are all reasons to be enthusiastic about the portfolio's prospects.

/s/ LUTHER KING, JR.                            /s/ BRENT W. CLUM
LUTHER KING, JR.                                BRENT W. CLUM
                            WRL LKCM CAPTIAL GROWTH
                             CO-PORTFOLIO MANAGERS

The views expressed in this commentary on WRL LKCM Capital Growth reflect those of the portfolio managers through the year ended December 31, 2000. They do not necessarily represent the views of WRL Investment Management, Inc. ("WRL Management"). Any such views are subject to change at any time based upon market or other conditions and WRL Management disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

60 WRL SERIES FUND, INC.

                                                                          [LOGO]

Comparison of change in value of $ 10,000 investment in WRL Series Fund, Inc. WRL LKCM Capital Growth and the Standard and Poor's 500 Composite Stock Index.

[MOUNTAIN GRAPH]

Page 61  (graph 29)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                                Portfolio       S&P Index
                        Inception 12/1/00        $10,000        $10,000
                        Period Ended 12/31/00    $11,190        $10,049

OUR PRIMARY FOCUS IS THE ENERGETIC PURSUIT OF COMPANIES THAT POSSESS THE ABILITY TO GROW THEIR EARNINGS AT FASTER CLIP THAN THE BROAD MARKET.

* Inception

WRL LKCM Captial Growth commenced operations on 12/1/00. Due to its short (one month) performance history, no indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Stewart (W.P.) & Co., Ltd.               9.80 %
Triad Hospitals, Inc.                    6.80 %
Washington Mutual, Inc.                  6.27 %
Phillip Morris Companies Inc.            5.23 %
Oxford Health Plans, Inc.                4.71 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services     17.39 %
Security & Commodity Brokers            11.90 %
Insurance                               11.50 %
Communications Equipment                 9.67 %
Electronic Components & Accessories      9.28 %

EQUITY MATRIX
Investment Style
[BOX CHART]

EQUITY MATRIX
Growth: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

Medium Capitalization: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.


This material must be preceded or accompanied by the Fund's current prospectus.

                                                           2000 ANNUAL REPORT 61

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                               PRINCIPAL              MARKET
                                                AMOUNT                 VALUE
                                        ----------------------  ------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (2.07 %)
 Freddie Mac
    5.10 %, due 01/02/2001 ...........        $    6,634              $ 6,633
                                                                      -------
 Total Short-Term
   U.S. Government Obligations
 (cost: $ 6,633)............................................            6,633
                                                                      -------
COMMERCIAL PAPER (54.48 %)
    BUSINESS CREDIT INSTITUTIONS (25.10 %)
  Alpine Securitization
    Corporation - 144A (7c)
    6.60 %, due 01/16/2001 ...........             7,500                7,480
  British Transco Capital, Inc.
    6.48 %, due 02/22/2001 ...........             7,000                6,934
  British Transco Capital, Inc.
    6.48 %, due 02/26/2001 ...........             1,000                  990
  Compass Securitization
    L.L.C. - 144A (7c)
    6.60 %, due 01/16/2001 ...........             6,000                6,000
  CXC Inc. - 144A (7c)
    6.62 %, due 01/25/2001 ...........             2,500                2,489
  CXC Inc. - 144A (7c)
    6.50 %, due 03/08/2001 ...........             4,000                3,952
  CXC Inc. - 144A (7c)
    6.30 %, due 03/19/2001 ...........             2,500                2,466
  Edison Asset Securization,
    L.L.C. - 144A (7c)
    6.29 %, due 03/22/2001 ...........             5,000                4,930
  Enterprise Funding
    Corp. - 144A (7c)
    6.37 %, due 03/15/2001 ...........             7,000                6,910
  HD Real Estate Funding
    Corporation - 144A (7c)
    6.41 %, due 05/22/2001 ...........             7,500                7,313
  Monte Rosa Capital
    Corp. - 144A (7c)
    6.58 %, due 01/17/2001 ...........             6,000                5,982
  Monte Rosa Capital
    Corp. - 144A (7c)
    6.49 %, due 02/06/2001 ...........             1,000                  994
  National Rural Utilities Cooperative
    Finance Corporation
    6.47 %, due 02/21/2001 ...........             1,000                  991
  National Rural Utilities Cooperative
    Finance Corporation
    6.46 %, due 02/23/2001 ...........             7,000                6,933
  National Rural Utilities Cooperative
    Finance Corporation
    6.45 %, due 03/16/2001 ...........             2,000                1,973
  Receivables Capital
    Corporation - 144A (7c)
    6.62 %, due 01/29/2001 ...........             6,000                5,969
  Windmill Funding
    Corp. - 144A (7c)
    6.65 %, due 01/12/2001 ...........             7,000                6,986



                                               PRINCIPAL              MARKET
                                                AMOUNT                 VALUE
                                        ----------------------  ------------------
COMMERCIAL PAPER (CONTINUED)
    BUSINESS CREDIT INSTITUTIONS (CONTINUED)
  Windmill Funding
    Corp. - 144A (7c)
    6.46 %, due 02/13/2001 ...........        $    1,000              $   992
    COMMERCIAL BANKS (18.53 %)
  Bank of America Corporation
    6.48 %, due 02/23/2001 ...........             1,000                  990
  Bank of America Corporation
    6.49 %, due 03/07/2001 ...........             5,000                4,941
  Danske Bank
    6.21 %, due 03/27/2001 ...........             8,000                7,883
  DePfa-Bank Europe PLC - 144A (7c)
    6.38 %, due 03/13/2001 ...........             1,000                  987
  DePfa-Bank Europe PLC - 144A (7c)
    6.33 %, due 03/19/2001 ...........             3,000                2,959
  DePfa-Bank Europe PLC - 144A (7c)
    6.44 %, due 04/04/2001 ...........             6,000                5,900
  Dexia Funding - North America
    6.52 %, due 01/31/2001 ...........             3,000                2,984
  Landesbank Schleswig-Holstein
    Girozentrale (LB Kiel) - 144A (7c)
    6.32 %, due 03/01/2001 ...........             7,000                6,928
  Nationwide Building Society
    6.53 %, due 02/02/2001 ...........             1,000                  994
  Nationwide Building Society
    6.50 %, due 02/09/2001 ...........             1,000                  993
  Nationwide Building Society
    6.46 %, due 03/01/2001 ...........             7,000                6,926
  Private Export Funding
    Corp. - 144A (7c)
    6.46 %, due 03/07/2001 ...........             3,000                2,965
  Svenska Handelsbanken
    6.34 %, due 03/15/2001 ...........             7,000                6,910
  Wells Fargo & Company
    6.42 %, due 02/28/2001 ...........             7,000                6,928
    ELECTRIC, GAS & SANITARY SERVICES (2.17 %)
  Wisconsin Energy
    Corporation - 144A (7c)
    6.49 %, due 02/09/2001 ...........             7,000                6,951
    PERSONAL CREDIT INSTITUTIONS (0.62 %)
  Associates First Capital
    Corporation
    6.55 %, due 02/07/2001 ...........             1,000                  993
  General Motors Acceptance
    Corporation
    6.49 %, due 02/05/2001 ...........             1,000                  994
    PETROLEUM REFINING (2.17 %)
  Texaco Inc.
    6.54 %, due 02/09/2001 ...........             7,000                6,950

See accompanying notes which are an integral part of the financial statements.

62  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
COMMERCIAL PAPER (CONTINUED)
    SECURITY & COMMODITY BROKERS (4.34 %)
  Credit Suisse First
    Boston, Inc. - 144A (7c)
    6.49 %, due 03/05/2001 ...............................................        $    1,000             $     989
  Morgan Stanley Dean
    Witter & Co.
    6.58 %, due 01/31/2001 ...............................................             5,000                 4,973
  Morgan Stanley Dean
    Witter & Co.
    6.30 %, due 03/20/2001 ...............................................             3,000                 2,959
  Salomon Smith Barney
    Holdings Inc.
    6.54 %, due 02/12/2001 ...............................................             5,000                 4,962
    TELECOMMUNICATIONS (1.55 %)
  Verizon Global Funding
    6.54 %, due 02/08/2001 ...............................................             5,000                 4,965
                                                                                                         ---------
  Total Commercial Paper
  (cost: $ 174,308).............................................................................           174,308
                                                                                                         ---------
SHORT-TERM OBLIGATIONS (36.10 %)
    BUSINESS CREDIT INSTITUTIONS (2.81 %)
  CIT Group, Inc. (7d)
    6.66 %, due 01/19/2001 ...............................................             6,000                 6,000
  CIT Group, Inc. (7d)
    6.60 %, due 02/14/2001 ...............................................             3,000                 3,000
    COMMERCIAL BANKS (25.78 %)
  Australia and New Zealand Banking
    Group Limited (7d)
    6.71 %, due 11/02/2001 ...............................................             9,500                 9,497
  Bank Austria AG -
    Connecticut (7d)
    6.61 %, due 02/16/2001 ...............................................             7,000                 7,000
  Bank of America
    Corporation (7d)
    6.78 %, due 05/25/2001 ...............................................             1,000                 1,001
  Bank of America
    Corporation (7d)
    6.65 %, due 06/06/2001 ...............................................             2,000                 2,000
  Bank of America
    Corporation (7d)
    6.83 %, due 09/06/2001 ...............................................             2,000                 2,001
  Bank of Scotland
    Treasury - 144A (7c) (7d)
    6.65 %, due 03/05/2001 ...............................................            10,000                 9,999
  Bank One Corporation (7d)
    6.74 %, due 09/21/2001 ...............................................             3,000                 3,005


                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
SHORT-TERM OBLIGATIONS (CONTINUED)
    COMMERCIAL BANKS (CONTINUED)
  Bayerische Hypo - und
    Vereinsbank AG - NY (7d)
    6.59 %, due 09/21/2001 ...............................................        $   10,000             $   9,996
  Bayerische Landesbank - NY (7d)
    6.61 %, due 09/19/2001 ...............................................             3,000                 2,999
  Citigroup Inc. (7d)
    6.76 %, due 04/04/2001 ...............................................             4,000                 4,000
  Comerica Incorporated (7d)
    6.63 %, due 02/14/2001 ...............................................             1,000                 1,000
  Commerzbank AG - NY (7d)
    6.57 %, due 03/01/2001 ...............................................             7,000                 6,999
  Commerzbank AG - NY (7d)
    6.60 %, due 04/26/2001 ...............................................             3,000                 3,000
  Deutsche Bank AG - NY (7d)
    6.60 %, due 02/16/2001 ...............................................             1,000                 1,000
  First Union Corporation (7d)
    6.67 %, due 05/16/2001 ...............................................             8,000                 8,000
  First Union Corporation (7d)
    6.66 %, due 10/16/2001 ...............................................             2,000                 2,000
  National City Bank
    6.98 %, due 08/02/2001 ...............................................             3,000                 2,999
  National City Bank of Indiana (7d)
    6.78 %, due 04/30/2001 ...............................................             2,000                 2,000
  U.S. Bank, National
    Association (7d)
    6.63 %, due 04/04/2001 ...............................................             1,000                 1,000
  Wachovia Corporation (7d)
    6.93 %, due 10/09/2001 ...............................................             3,000                 3,004
    PERSONAL CREDIT INSTITUTIONS (3.44 %)
  General Electric Capital
    Corporation (7d)
    6.75 %, due 01/02/2001 ...............................................             8,000                 8,000
  General Motors Acceptance
    Corporation (7d)
    6.53 %, due 03/30/2001 ...............................................             2,000                 2,001
  Wells Fargo & Company (7d)
    6.62 %, due 07/20/2001 ...............................................             1,000                 1,000
    SECURITY & COMMODITY BROKERS (1.88 %)
  American Express Centurion
    Bank (7d)
    6.67 %, due 10/16/2001 ...............................................             6,000                 6,000
    VARIETY STORES (2.19 %)
  Wal-Mart Stores, Inc. (7d)
    6.55 %, due 12/27/2001 ...............................................             7,000                 6,997
                                                                                                         ---------
  Total Short-Term Obligations
  (cost: $ 115,498)...............................................................................         115,498
                                                                                                         ---------

See accompanying notes which are an integral part of the financial statements.

                                                           2000 ANNUAL REPORT 63

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN MONEY MARKET (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS



                                       PRINCIPAL     MARKET
                                        AMOUNT        VALUE
                                      ----------  ------------
CERTIFICATES OF DEPOSITS (7.35 %)
  Bank One Corporation
    6.65 %, due 03/22/2001 .........  $ 3,000     $   3,000
  Canadian Imperial Bank of
    Commerce
    7.42 %, due 06/04/2001 .........    2,000         2,000
  Citibank, National Association
    7.41 %, due 05/30/2001 .........    3,500         3,500
  Landesbank Hessen-Thuringen
    7.14 %, due 05/08/2001 .........    3,000         3,000
  Natexis Banques Populaires
    6.71 %, due 02/13/2001 .........    7,000         7,000
  Rabobank Nederland NV - NY
    6.66 %, due 03/09/2001 .........    1,000         1,000
  Westdeutsche Landesbank
    Girozentra
    6.75 %, due 02/28/2001 .........    4,000         4,000
                                                  ---------
  Total Certificates of Deposits
  (cost: $ 23,500)............................       23,500
                                                  ---------
  Total Investment Securities
  (cost: $ 319,939)...........................    $ 319,939
                                                  =========


                                                SUMMARY

  Investments, at market value ...........................................   100.00 %      $ 319,939
  Other assets in
    excess of liabilities ................................................     0.00 %              6
                                                                             ------        ---------
  Net assets .............................................................   100.00 %      $ 319,945
                                                                             ======        =========

See accompanying notes which are an integral part of the financial statements.

64  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BOND
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
U.S. GOVERNMENT OBLIGATIONS (27.93 %)
  U.S. Treasury Bond
    7.88 %, due 11/15/2004 ...............................................        $    3,000             $  3,283
  U.S. Treasury Bond (7b)
    7.25 %, due 05/15/2016 ...............................................             3,000                3,531
  U.S. Treasury Bond
    7.50 %, due 11/15/2016 ...............................................             3,250                3,919
  U.S. Treasury Bond
    6.25 %, due 08/15/2023 ...............................................             5,000                5,406
  U.S. Treasury Bond (7b)
    6.50 %, due 11/15/2026 ...............................................            10,000               11,231
  U.S. Treasury Bond
    5.25 %, due 11/15/2028 ...............................................             3,000                2,875
  U.S. Treasury Note
    5.63 %, due 02/15/2006 ...............................................             2,500                2,559
  U.S. Treasury Note (7b)
    6.50 %, due 10/15/2006 ...............................................             1,500                1,601
  U.S. Treasury Note (7b)
    6.13 %, due 08/15/2007 ...............................................             5,000                5,263
                                                                                                         --------
  Total U.S. Government Obligations

  (cost: $ 38,281)..............................................................................           39,668
                                                                                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.76 %)
  Fannie Mae
    5.25 %, due 01/15/2003 ...............................................             5,000                4,967
  Fannie Mae
    6.50 %, due 01/01/2015 ...............................................             2,956                2,955
  Fannie Mae
    6.50 %, due 06/01/2029 ...............................................             2,871                2,831
  Fannie Mae
    6.50 %, due 07/01/2029 ...............................................             1,910                1,883
  Freddie Mac
    6.25 %, due 07/15/2004 ...............................................             4,000                4,070
                                                                                                         --------
  Total U.S. Government Agency
    Obligations
  (cost: $ 16,263)..............................................................................           16,706
                                                                                                         --------
FOREIGN GOVERNMENT OBLIGATIONS (1.83 %)
  Republic of South Africa

    9.13 %, due 05/19/2009 ...............................................             1,500                1,538
  United Mexican States
    9.88 %, due 01/15/2007 ...............................................             1,000                1,063
                                                                                                         --------
  Total Foreign Government
    Obligations
  (cost: $ 2,563)...............................................................................            2,601
                                                                                                         --------
MORTGAGE-BACKED SECURITIES (6.18 %)
  Aetna Commercial Mortgage
    Trust 1997-Aetna Life Insurance
    Company
    6.71 %, due 01/15/2006 ...............................................             2,500                2,551
  CBM Funding Corporation
    7.08 %, due 11/01/2007 ...............................................             2,150                2,216


                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
  Mellon Residential Funding
    Corporation
    7.03 %, due 03/25/2030 ...............................................        $    2,000             $  1,985
  Morgan Stanley Capital I
    6.92 %, due 11/15/2030 ...............................................             2,000                2,028
                                                                                                         --------
  Total Mortgage-Backed Securities
  (cost: $ 8,650)......................................................................................     8,780
                                                                                                         --------
ASSET-BACKED SECURITIES (4.93 %)
  CIT RV Trust 1998-A
    6.09 %, due 02/15/2012 ...............................................             2,000                2,014
  CSXT Trade Receivable
    Master Trust 1998-1
    6.00 %, due 07/26/2004 ...............................................             2,000                1,996
  Distribution Financial Services
    Floorplan Master Trust
    5.84 %, due 10/17/2011 ...............................................             1,500                1,496
  DVI Receivables VIII, L.L.C.
    6.26 %, due 05/13/2007 ...............................................             1,500                1,501
                                                                                                         --------
  Total Asset-Backed Securities
  (cost: $ 6,947)...............................................................................            7,007
                                                                                                         --------
CORPORATE DEBT SECURITIES (44.58 %)
    AUTO REPAIR, SERVICES & PARKING (1.77 %)
  Ryder System, Inc.
    9.25 %, due 05/15/2001 ...............................................             2,500                2,513
    AUTOMOTIVE (2.11 %)
  DaimlerChrysler North America
    Holding Corporation
    7.38 %, due 09/15/2006 ...............................................             2,000                2,055
  Ford Motor Company
    7.45 %, due 07/16/2031 ...............................................             1,000                  941
    CHEMICALS & ALLIED PRODUCTS (1.37 %)
  DSM NV - 144A (7c)
    6.75 %, due 05/15/2009 ...............................................             2,000                1,941
    COMMERCIAL BANKS (7.31 %)
  Bank of New York
    Company, Inc. (The)
    6.63 %, due 06/15/2003 ...............................................             2,000                2,021
  BNP Paribas - NY
    6.95 %, due 07/22/2013 ...............................................             2,000                1,909
  Capital One Bank
    6.57 %, due 01/27/2003 ...............................................             2,000                1,963
  Den Danske Bank - 144A (7c)
    6.38 %, due 06/15/2008 ...............................................             2,500                2,466
  PNC Financial Services
    Group, Inc. (The)
    6.88 %, due 07/15/2007 ...............................................             2,000                2,003

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  65

SCHEDULE OF INVESTMENTS
WRL AEGON BOND (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                        PRINCIPAL              MARKET
                                                         AMOUNT                 VALUE
                                                 ----------------------  ------------------
CORPORATE DEBT SECURITIES (CONTINUED)
    DRUG STORES & PROPRIETARY STORES (0.40 %)
  Rite Aid Corporation - 144A (7c)
    6.00 %, due 12/15/2005 ....................        $    2,000             $     575
    ELECTRIC SERVICES (5.14 %)
  PSEG Capital Corporation - 144A (7c)
    6.25 %, due 05/15/2003 ....................             2,000                 1,988
  Tennessee Valley Authority
    5.38 %, due 11/13/2008 ....................             3,500                 3,357
  TXU Eastern Holdings Limited
    6.45 %, due 05/15/2005 ....................             2,000                 1,948
    ELECTRIC, GAS & SANITARY SERVICES (1.18 %)
  United Utilities PLC
    6.88 %, due 08/15/2028 ....................             2,000                 1,680
    ENVIRONMENTAL SERVICES (1.74 %)
  Waste Management, Inc.
    6.13 %, due 07/15/2001 ....................             2,500                 2,477
    FOOD & KINDRED PRODUCTS (1.41 %)
  CPC International, Inc.
    6.15 %, due 01/15/2006 ....................             2,000                 2,008
    GAS PRODUCTION & DISTRIBUTION (1.41 %)
  Tennessee Gas Pipeline Company
    7.50 %, due 04/01/2017 ....................             2,000                 1,999
    MORTGAGE BANKERS & BROKERS (2.84 %)
  Captiva Finance Ltd. - 144A (7c)
    6.86 %, due 11/30/2009 ....................             1,934                 1,999
  Money Store (The)
    7.30 %, due 12/01/2002 ....................             2,000                 2,038
    PERSONAL CREDIT INSTITUTIONS (4.24 %)
  General Motors Acceptance
    Corporation
    6.85 %, due 06/17/2004 ....................             4,000                 3,999
  Norwest Financial, Inc.
    6.63 %, due 07/15/2004 ....................             2,000                 2,015
    PETROLEUM REFINING (1.47 %)
  Texaco Capital Inc.
    7.09 %, due 02/01/2007 ....................             2,000                 2,088
    PRINTING & PUBLISHING (1.43 %)
  Tribune Company
    6.88 %, due 11/01/2006 ....................             2,000                 2,028
    RAILROADS (0.71 %)
  CSX Corporation (7b)
    7.25 %, due 05/01/2004 ....................             1,000                 1,013

                                                        PRINCIPAL              MARKET
                                                         AMOUNT                 VALUE
                                                 ----------------------  ------------------
CORPORATE DEBT SECURITIES (CONTINUED)
    RUBBER & MISC. PLASTIC PRODUCTS (0.71 %)
  Rubbermaid Incorporated
    6.60 %, due 11/15/2006 ....................        $    1,000             $   1,009
    SAVINGS INSTITUTIONS (0.99 %)
  Golden State Holdings Inc.
    7.13 %, due 08/01/2005 ....................             1,500                 1,410
    SECURITY & COMMODITY BROKERS (2.81 %)
  Merrill Lynch & Co., Inc.
    6.56 %, due 12/16/2007 ....................             2,000                 1,970
  Morgan Stanley Dean Witter & Co.
    6.88 %, due 03/01/2007 ....................             2,000                 2,015
    TELECOMMUNICATIONS (2.01 %)
  Sprint Capital Corporation
    6.88 %, due 11/15/2028 ....................             1,000                   800
  Vodafone Group PLC
    7.63 %, due 02/15/2005 ....................             2,000                 2,060
    TRANSPORTATION & PUBLIC UTILITIES (1.30 %)
  General American Transportation
    Corporation
    6.75 %, due 05/01/2009 ....................             2,000                 1,846
    WHOLESALE TRADE NONDURABLE GOODS (2.23 %)
  SYSCO Corporation
    7.25 %, due 04/15/2007 ....................             3,000                 3,165
                                                                              ---------
  Total Corporate Debt Securities
  (cost: $ 64,907)........................................................       63,299
                                                                              ---------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.41 %)
  Federal Home Loan Bank
    6.18 %, due 01/03/2001 ....................             2,000                 1,999
                                                                              ---------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 1,999).........................................................        1,999
                                                                              ---------
  Total Investment Securities
  (cost: $ 139,610).......................................................    $ 140,060
                                                                              =========


SUMMARY

  Investments, at market value ...........................................    98.62 %      $ 140,060
  Other assets in
    excess of liabilities ................................................     1.38 %          1,967
                                                                             ------        ---------
  Net assets .............................................................   100.00 %      $ 142,027
                                                                             ======        =========

See accompanying notes which are an integral part of the financial statements.

66  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (92.77 %)
    APPAREL & ACCESSORY STORES (0.28 %)
  Gap, Inc. (The) ......................................................    324,735                 $     8,281
    BUSINESS SERVICES (4.24 %)
  eBay Inc. (7a) .......................................................  2,135,729                      70,479
  Exodus Communications,
    Inc. (7a) (7b) .....................................................  2,740,605                      54,812
    COMMUNICATION (8.60 %)
  AT&T Corp. - Liberty Media Group -
    Class A (7a) .......................................................  3,249,257                      44,068
  Comcast Corporation -
    Class A (7a) (7b) ..................................................  1,245,224                      51,988
  Echostar Communications
    Corporation - Class A (7a) .........................................  1,598,350                      36,362
  NTL Incorporated (7a) (7b) ...........................................  1,180,382                      28,255
  Viacom, Inc. - Class B (7a) ..........................................  2,002,305                      93,608
    COMMUNICATIONS EQUIPMENT (13.28 %)
  Nokia Oyj - ADR ......................................................  6,367,084                     276,969
  Nortel Networks Corporation ..........................................  2,116,035                      67,845
  Sycamore Networks, Inc. (7a) (7b)                                         962,730                      35,862
  TyCom, Ltd. (7a) .....................................................    536,060                      11,994
    COMPUTER & DATA PROCESSING SERVICES (14.30 %)
  America Online, Inc. (7a) ............................................  3,463,861                     120,542
  BEA Systems, Inc. (7a) ...............................................  1,178,224                      79,309
  Brocade Communications
    Systems, Inc. (7a) .................................................    152,530                      14,004
  Check Point Software
    Technologies, Ltd. (7a) (7b) .......................................    424,600                      56,711
  Microsoft Corporation (7a) ...........................................    681,619                      29,565
  VeriSign, Inc. (7a) (7b) .............................................    349,469                      25,926
  VERITAS Software
    Corporation (7a) ...................................................  1,108,942                      97,032
    COMPUTER & OFFICE EQUIPMENT (12.26 %)
  Cisco Systems, Inc. (7a) .............................................  4,365,280                     166,973
  EMC Corporation (7a) .................................................  1,801,575                     119,805
  Palm, Inc. (7a) ......................................................  2,680,423                      75,889
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (7.21 %)
  General Electric Company .............................................  4,446,420                     213,151
    ELECTRONIC COMPONENTS & ACCESSORIES (9.30 %)
  JDS Uniphase
    Corporation (7a) (7b) ..............................................    899,820                      37,511
  SCI Systems, Inc. (7a) ...............................................  1,649,995                      43,519
  Texas Instruments Incorporated .......................................  2,362,973                     111,946
  Xilinx, Inc. (7a) ....................................................  1,779,823                      82,094
    INDUSTRIAL MACHINERY & EQUIPMENT (0.23 %)
  Lam Research Corporation (7a) ........................................    474,878                       6,886


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    LUMBER & OTHER BUILDING MATERIALS (2.06 %)
  Home Depot, Inc. (The) ...............................................  1,332,088                 $    60,860
    MEDICAL INSTRUMENTS & SUPPLIES (4.73 %)
  Guidant Corporation (7a) (7b) ........................................  1,277,410                      68,900
  Medtronic, Inc. ......................................................  1,174,760                      70,926
    MOTION PICTURES (3.19 %)
  Time Warner Inc. (7b) ................................................  1,804,209                      94,252
    PETROLEUM & PETROLEUM PRODUCTS (2.12 %)
  Enron Corp. (7b) .....................................................    753,216                      62,611
    PHARMACEUTICALS (1.06 %)
  Genentech, Inc. (7a) (7b) ............................................    383,800                      31,280
    RETAIL TRADE (0.52 %)
  Amazon.com, Inc. (7a) (7b) ...........................................    988,209                      15,379
    SECURITY & COMMODITY BROKERS (2.49 %)
  American Express Company .............................................  1,189,102                      65,326
  E*TRADE Group, Inc. (7a) (7b) ........................................  1,127,365                       8,314
    TELECOMMUNICATIONS (5.85 %)
  Nextel Communications, Inc. -
    Class A (7a) .......................................................  2,022,095                      50,047
  NTT DoCoMo, Inc. .....................................................      2,611                      45,013
  Vodafone Group PLC - ADR (7b) ........................................  2,177,475                      77,981
    VARIETY STORES (1.05 %)
  Costco Wholesale Corporation (7a).....................................    779,208                      31,120
                                                                                                    -----------
  Total Common Stocks
  (cost: $ 2,372,633).............................................................................    2,743,395
                                                                                                    -----------


                                       PRINCIPAL       MARKET
                                         AMOUNT         VALUE
                                      -----------  --------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.69 %)
  Fannie Mae
    6.38 %, due 01/12/2001 .........  $ 50,000     $    49,903
                                                   -----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 49,903).............................         49,903
                                                   -----------
COMMERCIAL PAPER (5.82 %)
  CIT Group, Inc. (The)
    6.50 %, due 01/02/2001 .........    30,000          29,995
  UBS Finance (Delaware) LLC
    6.50 %, due 01/02/2001 .........   142,000         141,973
                                                   -----------
  Total Commercial Paper
  (cost: $ 171,968)............................        171,968
                                                   -----------
  Total Investment Securities
  (cost: $ 2,594,504)..........................    $ 2,965,266
                                                   ===========

See accompanying notes which are an integral part of the financial statements.

                                                           2000 ANNUAL REPORT 67

SCHEDULE OF INVESTMENTS
WRL JANUS GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



SUMMARY

  Investments, at market value ...........................................  100.28 %         $ 2,965,266
  Liabilities in
    excess of other assets ...............................................   (0.28)%              (8,179)
                                                                            ------           -----------
  Net assets .............................................................  100.00 %         $ 2,957,087
                                                                            ======           ===========

                                                                                              MARKET
                                                                             PERCENTAGE        VALUE
                                                                            ------------  --------------
INVESTMENTS BY COUNTRY:
  Japan ..................................................................     1.52 %     $    45,013
  United States ..........................................................    98.48 %       2,920,253
                                                                             ------       -----------
   Investments, at market value ..........................................   100.00 %     $ 2,965,266
                                                                             ======       ===========

See accompanying notes which are an integral part of the financial statements.

68  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
PREFERRED STOCKS (0.88 %)
    AUTOMOTIVE (0.38 %)
  Porsche AG ...........................................................          2,025              $  6,597
   OIL & GAS EXTRACTION (0.50 %)
  Petroleo Brasileiro SA -
    Petrobras - ADR (7b) ...............................................        362,540                 8,511
                                                                                                     --------
  Total Preferred Stocks
  (cost: $ 13,834)..........................................................................           15,108
                                                                                                     --------
COMMON STOCKS (82.67 %)
    AEROSPACE (0.77 %)
  Boeing Company (The) .................................................      200,745                  13,249
    AMUSEMENT & RECREATION SERVICES (0.26 %)
  Disney (Walt) Company (The) ..........................................      155,855                   4,510
    APPAREL & ACCESSORY STORES (1.40 %)
  Gap, Inc. (The) ......................................................      943,960                  24,071
    AUTOMOTIVE (0.95 %)
  Bayerische Motoren Werke AG
    (BMW) (7b) .........................................................      330,975                  10,814
  Honeywell International Inc ..........................................      115,880                   5,483
    BEVERAGES (0.25 %)
  Interbrew (7a) .......................................................      122,684                   4,276
    BUSINESS SERVICES (3.07 %)
  Capita Group PLC (The) ...............................................      896,868                   6,708
  Clear Channel
    Communications, Inc. (7a) ..........................................      295,809                  14,328
  Securitas AB - Class B (7b) ..........................................      886,398                  16,443
  Vivendi Universal - ADR (7b) .........................................      115,816                   7,564
  WPP Group PLC ........................................................      593,018                   7,735
    CHEMICALS & ALLIED PRODUCTS (2.75 %)
  Aventis SA ...........................................................       58,074                   5,098
  Colgate-Palmolive Company ............................................       80,495                   5,196
  Du Pont (E.I.) de Nemours
    and Company ........................................................      121,620                   5,876
  Lauder (Estee) Companies Inc.
    (The) - Class A (7b) ...............................................      295,480                  12,946
  Pharmacia Corporation ................................................      189,533                  11,562
  Praxair, Inc .........................................................      149,010                   6,612
    COMMERCIAL BANKS (3.42 %)
  Banco Bilbao Vizcaya
    Argentaria, SA .....................................................    2,435,446                  36,243
  Citigroup Inc. .......................................................      439,120                  22,423
    COMMUNICATION (2.71 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) ...............................................      447,465                  6,069


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION (CONTINUED)
  Comcast Corporation - Class A (7a)....................................    457,785                  $ 19,113
  NTL Incorporated (7a) ................................................          1                       (7f)
  Shaw Communications Inc. - Class B                                        537,763                    12,558
  Viacom, Inc. - Class B (7a) ..........................................    187,520                     8,767
    COMMUNICATIONS EQUIPMENT (8.92 %)
  Alcatel ..............................................................    182,677                    10,377
  Comverse Technology, Inc. (7a) .......................................    143,095                    15,544
  Corning Incorporated .................................................    190,230                    10,047
  Nokia Oyj ............................................................  1,344,539                    59,963
  Nokia Oyj - ADR ......................................................  1,138,440                    49,522
  Nortel Networks Corporation ..........................................    241,785                     7,752
    COMPUTER & DATA PROCESSING SERVICES (3.47 %)
  Amdocs Limited (7a) (7b) .............................................    295,815                    19,598
  America Online, Inc. (7a) ............................................          5                       (7f)
  Atos Origin SA (7a) (7b) .............................................     25,986                     1,830
  Check Point Software
    Technologies, Ltd. (7a) (7b) .......................................     83,685                    11,177
  Dimension Data Holdings Ltd (7a)......................................  3,153,106                    21,320
  Sage Group PLC (The) .................................................  1,248,153                     5,727
    COMPUTER & OFFICE EQUIPMENT (5.32 %)
  Cisco Systems, Inc. (7a) .............................................  1,572,160                    60,135
  EMC Corporation (7a) .................................................    343,575                    22,848
  Legend Holdings Limited ..............................................    334,000                       210
  NEC Corporation ......................................................    450,000                     8,231
    ELECTRIC SERVICES (0.02 %)
  AES Corporation (The) (7a) (7b) ......................................      4,900                       271
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.98 %)
  General Electric Company .............................................    956,450                    45,850
  Koninklijke Philips Electronics NV ...................................     67,683                     2,480
  Koninklijke Philips Electronics NV -
    NY Registered Shares ...............................................    147,606                     5,351
  Samsung Electronics Co., Ltd. ........................................     53,860                     6,738
  Sony Corporation .....................................................    364,100                    25,172
    ELECTRONIC COMPONENTS & ACCESSORIES (4.81 %)
  Celestica Inc. (7a) ..................................................     15,336                       829
  Celestica Inc. (U.S.) (7a) (7b) ......................................    197,855                    10,734
  JDS Uniphase
    Corporation (7a) (7b) ..............................................    242,810                    10,122
  Lattice Semiconductor
    Corporation (7a) (7b) ..............................................    273,760                     5,030
  Linear Technology Corporation ........................................     69,830                     3,230
  PMC-Sierra, Inc. (7a) ................................................     18,710                     1,471
  Rohm Company Limited .................................................     23,200                     4,406
  Sanmina Corporation (7a) .............................................     76,440                     5,857
  SDL, Inc. (7a) (7b) ..................................................     30,570                     4,530
  STMicroelectronics NV - NY
    Registered Shares (7b) .............................................     36,940                     1,581

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  69

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  STMicroelectronics NV (7b) ...........................................      340,577                $ 14,869
  Texas Instruments Incorporated .......................................      421,560                  19,971
    FOOD & KINDRED PRODUCTS (0.24 %)
  Unilever NV - CVA ....................................................       66,135                   4,185
    HOLDING & OTHER INVESTMENT OFFICES (0.26 %)
  LVMH Moet-Hennessy Louis
    Vuitton SA .........................................................       67,020                   4,436
    INDUSTRIAL MACHINERY & EQUIPMENT (1.80 %)
  Tyco International Ltd ...............................................      555,610                  30,836
    INSURANCE (1.25 %)
  Zurich Financial Services AG .........................................       35,686                  21,490
    INSURANCE AGENTS, BROKERS & SERVICE (0.89 %)
  Axa (7b) .............................................................      105,854                  15,305
    MACHINERY, EQUIPMENT & SUPPLIES (1.27 %)
  Schneider Electric SA ................................................      230,927                  16,847
  Tomra Systems ASA ....................................................      260,468                   5,048
    MANAGEMENT SERVICES (0.30 %)
  Paychex, Inc. ........................................................      107,605                   5,232
    MANUFACTURING INDUSTRIES (1.17 %)
  Assa Abloy AB - Class B Free .........................................    1,029,849                  20,141
    MEDICAL INSTRUMENTS & SUPPLIES (1.98 %)
  Guidant Corporation (7a) .............................................      168,240                   9,074
  Hoya Corporation .....................................................       61,000                   4,484
  Medtronic, Inc. ......................................................      337,610                  20,383
    MOTION PICTURES (1.40 %)
  Time Warner Inc. .....................................................      460,345                  24,048
    OIL & GAS EXTRACTION (2.25 %)
  Petroleo Brasileiro SA -
    Petrobras - ADR (7a) (7b) ..........................................      384,985                   9,721
  Repsol-YPF, SA .......................................................      345,877                   5,527
  Total Fina Elf SA ....................................................      157,149                  23,371
    PHARMACEUTICALS (6.73 %)
  Abbott Laboratories ..................................................       85,905                   4,161
  American Home Products
    Corporation ........................................................       54,050                   3,435
  AstraZeneca Group PLC ................................................      293,110                  14,798
  Bristol-Myers Squibb Co. .............................................      115,685                   8,553
  Johnson & Johnson ....................................................       91,615                   9,625
  Millennium
    Pharmaceuticals, Inc. (7a) .........................................       19,445                   1,203
  Pfizer Inc. ..........................................................      571,733                  26,300


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS (CONTINUED)
  Roche Holding AG .....................................................      1,308                  $ 13,311
  Sepracor Inc. (7a) (7b) ..............................................     70,455                     5,645
  Serono SA - Class B ..................................................      5,673                     5,455
  Takeda Chemical Industries, Ltd ......................................    324,000                    19,167
  Yamanouchi
    Pharmaceutical Co., Ltd. ...........................................     91,000                     3,934
    PRIMARY METAL INDUSTRIES (1.02 %)
  Furukawa Electric Co., Ltd. (The) ....................................  1,002,000                    17,494
    PRINTING & PUBLISHING (0.39 %)
  Wolters Kluwer N.V. ..................................................    247,157                     6,739
    RADIO & TELEVISION BROADCASTING (1.10 %)
  Grupo Televisa SA
    de CV - GDR (7a) (7b) ..............................................    355,230                    15,963
  Television Broadcasts Limited ........................................    560,000                     2,944
    RESEARCH & TESTING SERVICES (0.34 %)
  Human Genome
    Sciences, Inc. (7a) (7b) ...........................................     83,760                     5,806
    RESTAURANTS (0.38 %)
  Granada Compass PLC (7a) .............................................    598,746                     6,525
    RUBBER & MISC. PLASTIC PRODUCTS (0.07 %)
  NIKE, Inc. - Class B .................................................     21,015                     1,173
    SECURITY & COMMODITY BROKERS (0.88 %)
  American Express Company .............................................    109,815                     6,033
  Goldman Sachs Group, Inc. (The).......................................     85,325                     9,124
    TELECOMMUNICATIONS (13.89 %)
  China Mobile (Hong Kong)
    Limited (7a) .......................................................  4,252,000                    23,225
  China Mobile (Hong Kong)
    Limited - ADR (7a) (7b) ............................................  1,351,095                    36,648
  COLT Telecom Group PLC (7a) ..........................................    587,717                    12,660
  Nippon Telegraph and Telephone
    Corporation ........................................................        337                     2,429
  NTT DoCoMo, Inc. .....................................................      3,061                    52,771
  Rogers Communications Inc. -
    Class B ............................................................     88,987                     1,502
  SK Telecom Co., Ltd. - ADR ...........................................    144,840                     3,413
  Telecomunicacoes
    Brasileiras SA - ADR (7b) ..........................................    106,045                     7,728
  Telefonaktiebolaget LM
    Ericsson - Class B .................................................  1,476,385                    16,824
  Telefonaktiebolaget LM
    Ericsson - ADR (7b) ................................................    817,144                     9,142
  Telefonica SA (7a) ...................................................    724,576                    11,973
  Telefonica SA - ADR (7a) (7b) ........................................     96,033                     4,802

See accompanying notes which are an integral part of the financial statements.

70  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL JANUS GLOBAL (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                              NUMBER OF      MARKET
                                                                               SHARES         VALUE
                                                                            ------------  ------------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  Telefonos de Mexico SA
    de CV - ADR (7b) .....................................................    865,380     $  39,050
  Vodafone Group PLC .....................................................  4,461,238        16,384
    VARIETY STORES (1.32 %)
  Wal-Mart Stores, Inc. ..................................................    426,375        22,651
    WHOLESALE TRADE DURABLE GOODS (0.64 %)
  CITIC Pacific Limited ..................................................  3,086,000        10,941
                                                                                          ---------
  Total Common Stocks
  (cost: $ 1,224,243).................................................................    1,420,076
                                                                                          ---------


                                       PRINCIPAL      MARKET
                                         AMOUNT       VALUE
                                      -----------  -----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (11.01 %)
  Federal Home Loan Bank
    6.40 %, due 01/09/2001 .........  $ 50,000     $ 49,929
  Federal Home Loan Bank
    6.38 %, due 01/17/2001 .........    25,000       24,929
  Federal Home Loan Bank
    6.13 %, due 02/02/2001 .........    50,000       49,728
  Federal Home Loan Bank
    6.36 %, due 02/15/2001 .........    15,000       14,881
  Freddie Mac
    6.20 %, due 02/13/2001 .........    50,000       49,630
                                                   --------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 189,097)............................     189,097
                                                   --------


                                       PRINCIPAL       MARKET
                                         AMOUNT         VALUE
                                      -----------  --------------
COMMERCIAL PAPER (4.94 %)
  CIT Group, Inc. (The)
    6.50 %, due 01/02/2001 .........  $ 84,800     $    84,784
                                                   -----------
  Total Commercial Paper
  (cost: $ 84,784).............................         84,784
                                                   -----------
  Total Investment Securities
  (cost: $ 1,511,958)..........................    $ 1,709,065
                                                   ===========


SUMMARY

  Investments, at market value ...........................................    99.50 %      $ 1,709,065
  Other assets in
    excess of liabilities ................................................     0.50 %            8,508
                                                                             ------        -----------
  Net assets .............................................................   100.00 %      $ 1,717,573
                                                                             ======        ===========


                                                                                              MARKET
                                                                             PERCENTAGE        VALUE
                                                                            ------------  --------------
INVESTMENTS BY COUNTRY:
  Belgium ................................................................     0.25 %     $     4,276
  Canada .................................................................     0.87 %          14,889
  Finland ................................................................     3.51 %          59,963
  France .................................................................     5.39 %          92,134
  Germany ................................................................     1.02 %          17,412
  Hong Kong ..............................................................     2.18 %          37,319
  Japan ..................................................................     8.08 %         138,087
  Korea ..................................................................     0.39 %           6,738
  Netherlands ............................................................     0.78 %          13,404
  Norway .................................................................     0.30 %           5,048
  Spain ..................................................................     3.14 %          53,744
  Sweden .................................................................     3.12 %          53,408
  Switzerland ............................................................     2.36 %          40,255
  United Kingdom .........................................................     5.37 %          91,857
  United States ..........................................................    63.24 %       1,080,531
                                                                             ------       -----------
   Investments, at market value ..........................................   100.00 %     $ 1,709,065
                                                                             ======       ===========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  71

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                          PRINCIPAL              MARKET
                                                           AMOUNT                 VALUE
                                                   ----------------------  ------------------
U.S. GOVERNMENT OBLIGATIONS (2.19 %)
  U.S. Treasury Note
    7.50 %, due 11/15/2001 ......................        $    7,000             $  7,114
  U.S. Treasury Note
    6.25 %, due 02/15/2003 ......................             5,000                5,107
                                                                                --------
  Total U.S. Government Obligations
  (cost: $ 12,209).....................................................           12,221
                                                                                --------
CORPORATE DEBT SECURITIES (26.12 %)
    CHEMICALS & ALLIED PRODUCTS (0.63 %)
  Aristech Chemical Corporation
    6.88 %, due 11/15/2006 ......................             3,650                3,545
    COMMERCIAL BANKS (2.83 %)
  First Bank Minnesota
    6.88 %, due 04/01/2006 ......................             5,000                5,037
  First Union Corporation
    7.25 %, due 02/15/2003 ......................             2,600                2,635
  Mellon Bank, NA
    6.50 %, due 08/01/2005 ......................             5,500                5,555
  Morgan (J.P.) & Co. Incorporated
    7.63 %, due 09/15/2004 ......................             2,510                2,611
    COMMUNICATION (1.76 %)
  Continental Cablevision, Inc.
    8.88 %, due 09/15/2005 ......................             9,000                9,823
    ELECTRIC SERVICES (0.74 %)
  Kentucky Utilities Company
    8.55 %, due 05/15/2027 ......................             4,000                4,160
    ELECTRIC, GAS & SANITARY SERVICES (1.72 %)
  Interstate Power Company
    8.63 %, due 09/15/2021 ......................             3,825                3,963
  Public Service Electric and Gas
    Company
    6.38 %, due 05/01/2008 ......................             5,750                5,623
    ELECTRICAL GOODS (0.38 %)
  Avnet, Inc.
    6.88 %, due 03/15/2004 ......................             2,199                2,126
    GAS PRODUCTION & DISTRIBUTION (1.27 %)
  Northern Natural Gas
    Company - 144A (7c)
    6.88 %, due 05/01/2005 ......................             7,025                7,089
    INDUSTRIAL MACHINERY & EQUIPMENT (2.30 %)
  Black & Decker Corporation (The)
    7.50 %, due 04/01/2003 ......................             5,000                5,050
  Tyco International Ltd.
    6.38 %, due 06/15/2005 ......................             7,850                7,803



                                                          PRINCIPAL              MARKET
                                                           AMOUNT                 VALUE
                                                   ----------------------  ------------------
CORPORATE DEBT SECURITIES (CONTINUED)
    OIL & GAS EXTRACTION (1.05 %)
  Vastar Resources, Inc.
    8.75 %, due 02/01/2005 ......................        $    5,400             $  5,894
    PERSONAL CREDIT INSTITUTIONS (2.76 %)
  Associates First Capital Corporation
    6.20 %, due 05/16/2005 ......................             6,400                6,342
  General Electric Capital
    Corporation
    8.13 %, due 04/01/2008 ......................             8,300                9,082
    PERSONAL SERVICES (1.59 %)
  Block Financial Corp.
    6.75 %, due 11/01/2004 ......................             7,150                7,068
  Block Financial Corp.
    8.50 %, due 04/15/2007 ......................             1,775                1,846
    RADIO & TELEVISION BROADCASTING (2.36 %)
  CBS Corporation
    7.15 %, due 05/20/2005 ......................            12,950               13,191
    RADIO, TELEVISION, & COMPUTER STORES (0.67 %)
  RadioShack Corporation
    6.95 %, due 09/01/2007 ......................             3,700                3,720
    TELECOMMUNICATIONS (5.40 %)
  AirTouch Communications, Inc.
    7.00 %, due 10/01/2003 ......................             6,700                6,760
  ALLTEL Corporation
    7.25 %, due 04/01/2004 ......................             9,500                9,566
  AT&T Corp. (7b)
    6.00 %, due 03/15/2009 ......................             6,000                5,347
  GTE Hawaiian Telephone
    Company Incorporated
    7.00 %, due 02/01/2006 ......................             2,075                2,113
  GTE Hawaiian Telephone
    Company Incorporated
    7.38 %, due 09/01/2006 ......................             6,150                6,351
    VARIETY STORES (0.66 %)
  Wal-Mart Stores, Inc.
    6.55 %, due 08/10/2004 ......................             3,600                3,680
                                                                                --------
  Total Corporate Debt Securities
  (cost: $ 145,248)......................................................        145,980
                                                                                --------
CONVERTIBLE BONDS (2.82 %)
    ELECTRICAL GOODS (1.62 %)
  Kent Electronics Corporation
    4.50 %, due 09/01/2004 ......................            10,916                9,060

See accompanying notes which are an integral part of the financial statements.

72  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                   PRINCIPAL    MARKET
                                                    AMOUNT       VALUE
                                                  ----------  ----------
CONVERTIBLE BONDS (CONTINUED)
    PRINTING & PUBLISHING (0.89 %)
  Tribune Company
    2.00 %, due 05/15/2029 (7j) .........             $  57      $ 4,988
    TELECOMMUNICATIONS (0.31 %)
  ITC-DeltaCom, Inc.
    4.50 %, due 05/15/2006 ..............             3,908        1,705
                                                                 -------
  Total Convertible Bonds
  (cost: $ 21,810)...........................................     15,753
                                                                 -------

                                                          NUMBER OF             MARKET
                                                           SHARES                VALUE
                                                    --------------------  ------------------
CONVERTIBLE PREFERRED STOCKS (1.17 %)
    COMMUNICATION (1.17 %)
  DECS Trust V (7j) ..............................  267,500                    $  6,554
                                                                               --------
  Total Convertible Preferred Stocks
  (cost: $ 5,116).....................................................            6,554
                                                                               --------
COMMON STOCKS (66.16 %)
    CHEMICALS & ALLIED PRODUCTS (4.99 %)
  Colgate-Palmolive Company ......................  196,800                      12,702
  Pharmacia Corporation ..........................  249,900                      15,243
    COMMERCIAL BANKS (7.52 %)
  Chase Manhattan
    Corporation (The) ............................  151,500                       6,884
  Citigroup Inc. .................................  153,333                       7,830
  Cullen/Frost Bankers, Inc. .....................  150,000                       6,272
  Mellon Financial Corporation ...................  220,000                      10,821
  Wells Fargo & Company ..........................  185,000                      10,302
    COMMUNICATION (1.35 %)
  Viacom, Inc. - Class B (7a) (7b) ...............  161,250                       7,538
    COMMUNICATIONS EQUIPMENT (2.20 %)
  Corning Incorporated ...........................   76,900                       4,061
  Motorola, Inc. (7b) ............................  189,000                       3,827
  Nortel Networks Corporation ....................  137,000                       4,393
    COMPUTER & DATA PROCESSING SERVICES (3.29 %)
  First Data Corporation .........................  126,600                       6,670
  Microsoft Corporation (7a) .....................  128,000                       5,552
  Oracle Corporation (7a) ........................  212,000                       6,161
    COMPUTER & OFFICE EQUIPMENT (5.08 %)
  Cisco Systems, Inc. (7a) .......................  170,000                       6,503
  Dell Computer Corporation (7a) .................  150,000                       2,616
  Diebold, Incorporated ..........................  260,000                       8,678
  EMC Corporation (7a) ...........................   68,000                       4,522
  Hewlett-Packard Company ........................  130,000                       4,103
  Sun Microsystems, Inc. (7a) ....................   72,000                       2,007



                                                    NUMBER OF                   MARKET
                                                     SHARES                      VALUE
                                                    ---------                   ------
COMMON STOCKS (CONTINUED)
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.68 %)
  General Electric Company .......................  312,000                    $ 14,956
    ELECTRONIC COMPONENTS & ACCESSORIES (1.67 %)
  Intel Corporation ..............................  184,000                       5,532
  National Semiconductor
    Corporation (7a) .............................  190,000                       3,824
    FOOD & KINDRED PRODUCTS (1.97 %)
  Philip Morris Companies Inc. ...................  250,000                      11,000
    HEALTH SERVICES (1.99 %)
  Tenet Healthcare Corporation (7a)...............  250,000                      11,109
    HOLDING & OTHER INVESTMENT OFFICES (1.04 %)
  Crescent Real Estate Equities
    Company ......................................  260,000                       5,785
    INDUSTRIAL MACHINERY & EQUIPMENT (1.59 %)
  Tyco International Ltd .........................  160,200                       8,891
    INSTRUMENTS & RELATED PRODUCTS (0.67 %)
  KLA - Tencor
    Corporation (7a) (7b) ........................  111,000                       3,739
    LIFE INSURANCE (2.23 %)
  American General Corporation ...................  153,000                      12,470
    LUMBER & OTHER BUILDING MATERIALS (1.06 %)
  Home Depot, Inc. (The) .........................  130,001                       5,939
    MEDICAL INSTRUMENTS & SUPPLIES (1.35 %)
  Medtronic, Inc. ................................  125,000                       7,547
    OIL & GAS EXTRACTION (4.26 %)
  EOG Resources, Inc. (7b) .......................  146,000                       7,984
  Schlumberger Limited (7b) ......................  103,000                       8,234
  Unocal Corporation (7b) ........................  196,000                       7,583
    PAPER & ALLIED PRODUCTS (4.30 %)
  Boise Cascade Coproration ......................  244,000                       8,205
  Kimberly-Clark Corporation .....................  124,000                       8,766
  Willamette Industries, Inc. ....................  150,000                       7,041
    PERSONAL SERVICES (1.55 %)
  Block, (H & R) Inc. ............................  209,000                       8,647
    PETROLEUM REFINING (3.26 %)
  BP Amoco PLC - ADR .............................  134,186                       6,424
  Exxon Mobil Corporation ........................  135,800                      11,806
    PHARMACEUTICALS (3.21 %)
  Pfizer Inc. ....................................  215,000                       9,890
  Teva Pharmaceutical Industries
    Ltd. - ADR ...................................  110,000                       8,058

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  73

SCHEDULE OF INVESTMENTS
WRL LKCM STRATEGIC TOTAL RETURN (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF    MARKET
                                                                              SHARES       VALUE
                                                                            ----------  ----------
COMMON STOCKS (CONTINUED)
    PRINTING & PUBLISHING (1.10 %)
  Harte-Hanks Inc. .......................................................  259,200     $ 6,140
    TELECOMMUNICATIONS (3.77 %)
  ALLTEL Corporation (7b) ................................................  166,900      10,421
  Verizon Communications, Inc ............................................  212,000      10,627
    TRUCKING & WAREHOUSING (1.26 %)
  United Parcel Service, Inc. -
    Class B ..............................................................  120,000       7,058
    U.S. GOVERNMENT AGENCIES (1.91 %)
  Fannie Mae .............................................................  123,000      10,670
    VARIETY STORES (0.86 %)
  Wal-Mart Stores, Inc. ..................................................   90,000       4,781
                                                                                        -------
  Total Common Stocks
  (cost: $ 298,334).................................................................    369,812
                                                                                        -------


                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE
                                                 -----------  ------------
SHORT-TERM OBLIGATIONS (1.23 %)
  Investors Bank & Trust Company (7e)
  5.18%, Repurchase Agreement dated
  12/29/2000 to be repurchased at $ 6,898 on
    01/02/2001 ................................  $ 6,894      $   6,894
                                                              ---------
  Total Short-Term Obligations
    (cost: $ 6,894)............................                   6,894
                                                              ---------
  Total Investment Securities
  (cost: $ 489,611)............................               $ 557,214
                                                              =========


SUMMARY

  Investments, at market value ...........................................    99.69 %      $ 557,214
  Other assets in
    excess of liabilities ................................................     0.31 %          1,710
                                                                             ------        ---------
  Net assets .............................................................   100.00 %      $ 558,924
                                                                             ======        =========

See accompanying notes which are an integral part of the financial statements.

74  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (91.56 %)
    AEROSPACE (2.43 %)
  Boeing Company (The) .................................................  470,000                    $ 31,020
  United Technologies Corporation ......................................  175,000                      13,759
    AIR TRANSPORTATION (0.75 %)
  Southwest Airlines Co. (7b) ..........................................  410,000                      13,747
    AUTOMOTIVE (0.29 %)
  Harley-Davidson, Inc. ................................................  135,000                       5,366
    BEVERAGES (0.57 %)
  Anheuser-Busch
    Companies, Inc. (7b) ...............................................  230,000                      10,465
    BUSINESS SERVICES (0.60 %)
  SEI Investments Company ..............................................   35,000                       3,920
  TMP Worldwide Inc. (7a) ..............................................  130,000                       7,150
    CHEMICALS & ALLIED PRODUCTS (0.91 %)
  Pharmacia Corporation ................................................  275,000                      16,775
    COMMERCIAL BANKS (3.25 %)
  Citigroup Inc. .......................................................  133,333                       6,808
  Concord EFS, Inc. (7a) (7b) ..........................................  345,000                      15,158
  Fifth Third Bancorp ..................................................   55,000                       3,286
  MBNA Corporation (7b) ................................................  305,000                      11,266
  Northern Trust Corporation ...........................................   88,000                       7,178
  State Street Corporation .............................................  130,000                      16,147
    COMMUNICATION (0.30 %)
  Viacom, Inc. - Class B (7a) ..........................................  117,000                       5,470
    COMMUNICATIONS EQUIPMENT (7.03 %)
  Alcatel - ADR (7b) ...................................................  385,000                      21,536
  Ciena Corporation (7a) ...............................................  175,000                      14,219
  Comverse Technology, Inc. (7a) .......................................  355,000                      38,562
  Corning Incorporated .................................................  933,000                      49,273
  Scientific-Atlanta, Inc ..............................................   85,000                       2,768
  Tellabs, Inc. (7a) ...................................................   55,000                       3,108
    COMPUTER & DATA PROCESSING SERVICES (19.31 %)
  Adobe Systems Incorporated ...........................................  490,000                      28,512
  BEA Systems, Inc. (7a) ...............................................  595,000                      40,050
  Brocade Communications
    Systems, Inc. (7a) (7b) ............................................  470,000                      43,151
  Check Point Software
    Technologies, Ltd. (7a) (7b) .......................................  450,000                      60,102
  i2 Technologies, Inc. (7a) ...........................................  580,000                      31,538
  Intuit Inc. (7a) (7b) ................................................  175,000                       6,902
  Mercury Interactive
    Corporation (7a) (7b) ..............................................  245,000                      22,111
  Network Appliance, Inc. (7a) .........................................  290,000                      18,614
  PeopleSoft, Inc. (7a) ................................................  350,000                      13,016


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  Rational Software Corporation (7a)                                      175,000                    $  6,814
  Siebel Systems, Inc. (7a) ............................................  875,000                      59,171
  VERITAS Software Corporation (7a)                                       290,000                      25,375
    COMPUTER & OFFICE EQUIPMENT (5.36 %)
  Cisco Systems, Inc. (7a) .............................................  115,000                       4,399
  EMC Corporation (7a) .................................................  820,000                      54,529
  Juniper Networks, Inc. (7a) ..........................................  290,000                      36,558
  Palm, Inc. (7a) ......................................................  115,000                       3,256
    DEPARTMENT STORES (1.38 %)
  Kohl's Corporation (7a) (7b) .........................................  415,000                      25,315
    DRUG STORES & PROPRIETARY STORES (0.77 %)
  CVS Corporation ......................................................  235,000                      14,085
    ELECTRIC SERVICES (3.28 %)
  AES Corporation (The) (7a) (7b) ......................................  485,000                      26,857
  Calpine Corporation (7a) (7b) ........................................  630,000                      28,389
  Duke Energy Corporation ..............................................   60,000                       5,115
    ELECTRIC, GAS & SANITARY SERVICES (0.44 %)
  Exelon Corporation ...................................................  115,000                       8,074
    ELECTRONIC COMPONENTS & ACCESSORIES (6.22 %)
  Analog Devices, Inc. (7a) ............................................  175,000                       8,958
  Applied Micro Circuits
    Corporation (7a) (7b) ..............................................  235,000                      17,636
  Celestica Inc. (U.S.) (7a) (7b) ......................................  265,000                      14,376
  Flextronics International
    Ltd. (7a) (7b) .....................................................  236,000                       6,726
  Linear Technology Corporation ........................................  290,000                      13,413
  Sanmina Corporation (7a) .............................................  320,000                      24,520
  SDL, Inc. (7a) (7b) ..................................................  195,000                      28,897
    FABRICATED METAL PRODUCTS (0.12 %)
  Danaher Corporation ..................................................   33,500                       2,291
    FURNITURE & HOME FURNISHINGS STORES (0.38 %)
  Bed Bath & Beyond Inc. (7a) ..........................................  315,000                       7,048
    GAS PRODUCTION & DISTRIBUTION (0.86 %)
  Coastal Corporation (The) ............................................  135,000                      11,922
  Kinder Morgan, Inc ...................................................   75,000                       3,914
    HEALTH SERVICES (1.72 %)
  Express Scripts, Inc. - Class A (7a) .................................   40,000                       4,090
  HCA - The Healthcare
    Company (7b) .......................................................  410,000                      18,044
  Laboratory Corporation of America
    Holdings (7a) ......................................................   25,000                       4,400
  Tenet Healthcare Corporation (7a).....................................  115,000                       5,110

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  75

SCHEDULE OF INVESTMENTS
WRL VKAM EMERGING GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                      MARKET
                                                                          SHARES                         VALUE
                                                                         ---------                      ------
COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY & EQUIPMENT (2.03 %)
  Baker Hughes Incorporated ............................................  465,000                   $    19,327
  Tyco International Ltd ...............................................  325,000                        18,038
    INSTRUMENTS & RELATED PRODUCTS (2.03 %)
  Applera Corporation - Applied
    Biosystems Group ...................................................  180,000                        16,931
  Waters Corporation (7a) ..............................................  245,000                        20,458
    INSURANCE (3.66 %)
  AFLAC Incorporated ...................................................  175,000                        12,633
  American International Group, Inc.                                      100,000                         9,856
  Cigna Corporation ....................................................   85,000                        11,246
  Loews Corporation ....................................................   14,000                         1,450
  UnitedHealth Group Incorporated.......................................  525,000                        32,222
    INSURANCE AGENTS, BROKERS & SERVICE (0.79 %)
  Marsh & McLennan
    Companies, Inc. ....................................................  125,000                        14,625
    MANAGEMENT SERVICES (1.11 %)
  Paychex, Inc. ........................................................  420,000                        20,423
    OIL & GAS EXTRACTION (5.90 %)
  Anadarko Petroleum Corporation .......................................  420,000                        29,854
  Apache Corporation ...................................................  345,000                        24,172
  Burlington Resources Inc .............................................  175,000                         8,838
  Devon Energy Corporation .............................................   85,000                         5,182
  EOG Resources, Inc. ..................................................  175,000                         9,570
  Nabors Industries, Inc. (7a) .........................................  350,000                        20,703
  Noble Drilling Corporation (7a) ......................................  235,000                        10,208
    PERSONAL CREDIT INSTITUTIONS (0.42 %)
  Capital One Financial Corporation.....................................   55,000                         3,620
  USA Education, Inc. (7b) .............................................   60,000                         4,080
    PETROLEUM & PETROLEUM PRODUCTS (2.03 %)
  Enron Corp. ..........................................................  450,000                        37,406
    PETROLEUM REFINING (1.50 %)
  Exxon Mobil Corporation ..............................................  235,000                        20,430
  Phillips Petroleum Company ...........................................  125,000                         7,109
    PHARMACEUTICALS (9.22 %)
  Allergan, Inc ........................................................  185,000                        17,910
  ALZA Corporation (7a) (7b) ...........................................  360,000                        15,300
  Bristol-Myers Squibb Co. .............................................  115,000                         8,503
  Cardinal Health, Inc. ................................................  300,000                        29,888
  Forest Laboratories, Inc. (7a) .......................................  115,000                        15,281
  IDEC Pharmaceuticals
    Corporation (7a) (7b) ..............................................   90,000                        17,061


                                                                         NUMBER OF                      MARKET
                                                                          SHARES                         VALUE
                                                                         ---------                   -----------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS (CONTINUED)
  IVAX Corporation (7a) ................................................  190,000                   $     7,277
  King Pharmaceuticals, Inc. (7a) ......................................   70,000                         3,618
  Merck & Co., Inc. ....................................................  290,000                        27,151
  Schering-Plough Corporation ..........................................  290,000                        16,458
  Teva Pharmaceutical
    Industries Ltd. - ADR ..............................................  155,000                        11,354
    RETAIL TRADE (0.23 %)
  Tiffany & Co .........................................................  134,000                         4,238
    SAVINGS INSTITUTIONS (0.88 %)
  Golden West Financial Corporation.....................................   55,000                         3,713
  Washington Mutual, Inc ...............................................  235,000                        12,470
    SECURITY & COMMODITY BROKERS (3.69 %)
  Lehman Brothers
    Holdings Inc. (7b) .................................................  490,000                        33,136
  Merrill Lynch & Co., Inc. ............................................  510,000                        34,776
    TRANSPORTATION EQUIPMENT (0.51 %)
  General Dynamics Corporation .........................................  120,000                         9,360
    U.S. GOVERNMENT AGENCIES (1.12 %)
  Fannie Mae ...........................................................  175,000                        15,181
  Freddie Mac ..........................................................   80,000                         5,510
    WHOLESALE TRADE NONDURABLE GOODS (0.47 %)
  SYSCO Corporation ....................................................  290,000                         8,700
                                                                                                    -----------
  Total Common Stocks
  (cost: $ 1,495,626)........................................................................         1,685,525
                                                                                                    -----------


                                       PRINCIPAL       MARKET
                                         AMOUNT         VALUE
                                      -----------  --------------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (10.08 %)
  Freddie Mac
    5.70 %, due 01/02/2001 .........  $ 185,526    $   185,497
                                                   -----------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 185,497)............................        185,497
                                                   -----------
  Total Investment Securities
  (cost: $ 1,681,123)..........................    $ 1,871,022
                                                   ===========


SUMMARY

  Investments, at market value ...........................................  101.64 %         $ 1,871,022
  Liabilities in

    excess of other assets ...............................................   (1.64)%             (30,174)
                                                                            ------           -----------
  Net assets .............................................................  100.00 %         $ 1,840,848
                                                                            ======           ===========

See accompanying notes which are an integral part of the financial statements.

76  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                            NUMBER OF                   MARKET
                                                                             SHARES                     VALUE
                                                                            ---------                 ----------
COMMON STOCKS (90.33 %)
    AEROSPACE (0.36 %)
  United Technologies Corporation ........................................   41,450                    $  3,259
    BUSINESS SERVICES (1.96 %)
  Clear Channel
    Communications, Inc. (7a) ............................................       23                           1
  eBay Inc. (7a) .........................................................  538,600                      17,774
    COMMERCIAL BANKS (6.16 %)
  Bank of New York
    Company, Inc. (The) ..................................................  226,450                      12,497
  Citigroup Inc. .........................................................  766,716                      39,149
  State Street Corporation ...............................................   34,000                       4,223
    COMMUNICATION (3.00 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................  783,400                      10,625
  Comcast Corporation - Class A (7a)                                        398,750                      16,648
    COMMUNICATIONS EQUIPMENT (9.78 %)
  Nokia Oyj - ADR ........................................................  611,750                      26,611
  Nortel Networks Corporation ............................................  421,800                      13,524
  Openwave Systems, Inc. (7a) (7b) .......................................  334,400                      16,030
  QUALCOMM Incorporated (7a) .............................................  323,000                      26,547
  Research In Motion, Ltd. (7a) (7b)                                         76,000                       6,080
    COMPUTER & DATA PROCESSING SERVICES (11.01 %)
  Amdocs Limited (7a) ....................................................  193,200                      12,800
  America Online, Inc. (7a) ..............................................  482,000                      16,774
  Ariba, Inc. (7a) (7b) ..................................................  299,250                      16,085
  Commerce One, Inc. (7a) ................................................  222,400                       5,630
  i2 Technologies, Inc. (7a) (7b) ........................................  341,390                      18,563
  Microsoft Corporation (7a) .............................................  264,800                      11,486
  Oracle Corporation (7a) ................................................  639,000                      18,571
    COMPUTER & OFFICE EQUIPMENT (8.37 %)
  Cisco Systems, Inc. (7a) ...............................................  717,000                      27,425
  Dell Computer Corporation (7a) .........................................  410,900                       7,165
  EMC Corporation (7a) ...................................................  254,700                      16,938
  Sun Microsystems, Inc. (7a) ............................................  877,200                      24,452
    ELECTRIC SERVICES (1.57 %)
  Calpine Corporation (7a) (7b) ..........................................  192,900                       8,693
  Duke Energy Corporation ................................................   65,600                       5,592
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.07 %)
  General Electric Company ...............................................  581,100                      27,856
    ELECTRONIC COMPONENTS & ACCESSORIES (4.01 %)
  Altera Corporation (7a) ................................................  295,450                       7,774
  Microchip Technology
    Incorporated (7a) ....................................................  160,000                       3,510


                                                                            NUMBER OF                    MARKET
                                                                             SHARES                      VALUE
                                                                            ---------                 ----------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Sanmina Corporation (7a) ...............................................   80,900                    $  6,199
  Solectron Corporation (7a) (7b) ........................................  557,200                      18,889
    FOOD & KINDRED PRODUCTS (1.16 %)
  Philip Morris Companies Inc. ...........................................  238,400                      10,490
    FOOD STORES (2.68 %)
  Safeway Inc. (7a) ......................................................  388,500                      24,281
    INDUSTRIAL MACHINERY & EQUIPMENT (1.10 %)
  Tyco International Ltd .................................................  180,500                      10,018
    INSURANCE (4.01 %)
  American International Group, Inc.                                        369,730                      36,441
    INSURANCE AGENTS, BROKERS & SERVICE (2.72 %)
  Marsh & McLennan
    Companies, Inc. ......................................................  210,800                      24,664
    LUMBER & OTHER BUILDING MATERIALS (2.31 %)
  Home Depot, Inc. (The) .................................................  458,950                      20,968
    MEDICAL INSTRUMENTS & SUPPLIES (2.38 %)
  Baxter International Inc. ..............................................  244,200                      21,566
    OIL & GAS EXTRACTION (2.07 %)
  BJ Services Company (7a) ...............................................   96,300                       6,633
  Nabors Industries, Inc. (7a) ...........................................  206,000                      12,185
    PHARMACEUTICALS (13.42 %)
  American Home Products
    Corporation ..........................................................  150,000                       9,533
  Amgen Inc. (7a) ........................................................  567,300                      36,271
  Cardinal Health, Inc. ..................................................   92,350                       9,200
  Genzyme Corporation - General
    Division (7a) (7b) ...................................................   42,000                       3,777
  Immunex Corporation (7a) ...............................................  312,860                      12,710
  Lilly (Eli) and Company ................................................  242,000                      22,521
  Pfizer Inc. ............................................................  607,000                      27,921
    RESEARCH & TESTING SERVICES (1.39 %)
  Affymetrix, Inc. (7a) (7b) .............................................  109,700                       8,166
  Celgene Corporation (7a) ...............................................  137,400                       4,466
    SECURITY & COMMODITY BROKERS (3.66 %)
  Merrill Lynch & Co., Inc. ..............................................   82,750                       5,643
  Morgan Stanley Dean
    Witter & Co. .........................................................  124,600                       9,875
  Schwab (Charles)
    Corporation (The) ....................................................  474,300                      13,458
  Stilwell Financial, Inc. ...............................................  108,000                       4,259

See accompanying notes which are an integral part of the financial statements.

                                                           2000 ANNUAL REPORT 77

SCHEDULE OF INVESTMENTS
WRL ALGER AGGRESSIVE GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF     MARKET
                                                                              SHARES       VALUE
                                                                            ----------  -----------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (0.33 %)
  McLeodUSA Incorporated -
    Class A (7a) (7b) ....................................................    214,000   $  3,023
    TRANSPORTATION EQUIPMENT (1.46 %)
  General Dynamics Corporation ...........................................    169,500     13,221
    VARIETY STORES (2.35 %)
  Wal-Mart Stores, Inc. ..................................................    401,350     21,322
                                                                                        --------
  Total Common Stocks
  (cost: $ 835,869).................................................................     819,982
                                                                                        --------


                                   PRINCIPAL      MARKET
                                     AMOUNT       VALUE
                                  -----------  -----------
SHORT-TERM OBLIGATIONS (8.04 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement
  dated 12/29/2000 to be
  repurchased at $ 72,995 on
    01/02/2001 .................  $ 72,953     $  72,953
                                               ---------
  Total Short-Term Obligations
  (cost: $ 72,953).........................       72,953
                                               ---------
  Total Investment Securities
  (cost: $ 908,822)........................    $ 892,935
                                               =========


SUMMARY

  Investments, at market value ...........................................    98.37 %      $ 892,935
  Other assets in
    excess of liabilities ................................................     1.63 %         14,761
                                                                             ------        ---------
  Net assets .............................................................   100.00 %      $ 907,696
                                                                             ======        =========

See accompanying notes which are an integral part of the financial statements.

78  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL AEGON BALANCED
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
U.S. GOVERNMENT OBLIGATIONS (2.78 %)
  U.S. Treasury Bond
    12.00 %, due 05/15/2005 ..............................................        $    2,450             $  3,096
                                                                                                         --------
  Total U.S. Government Obligations
  (cost: $ 2,985)...............................................................................            3,096
                                                                                                         --------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS (6.62 %)
  Fannie Mae
    7.13 %, due 02/15/2005 ...............................................             1,000                1,050
  Fannie Mae
    7.25 %, due 01/15/2010 ...............................................             2,000                2,171
  Fannie Mae
    7.23 %, due 11/17/2014 ...............................................             1,000                1,031
  Federal Home Loan Bank
    6.50 %, due 11/15/2004 ...............................................             1,000                1,026
  Freddie Mac
    8.00 %, due 02/25/2010 ...............................................             2,000                2,092
                                                                                                         --------
  Total U.S. Government Agency
    Obligations
  (cost: $ 7,012)...............................................................................            7,370
                                                                                                         --------
CORPORATE DEBT SECURITIES (14.34 %)
    AUTOMOTIVE (0.92 %)
  General Motors Corporation
    7.70 %, due 04/15/2016 ...............................................             1,000                1,025
    COMMERCIAL BANKS (0.94 %)
  Huntington National Bank
    8.00 %, due 04/01/2010 ...............................................             1,000                1,045
    COMPUTER & OFFICE EQUIPMENT (0.93 %)
  Sun Microsystems, Inc.
    7.50 %, due 08/15/2006 ...............................................             1,000                1,031
    FOOD & KINDRED PRODUCTS (0.92 %)
  Sara Lee Corporation
    6.95 %, due 10/09/2006 ...............................................             1,000                1,024
    GAS PRODUCTION & DISTRIBUTION (0.94 %)
  Duke Capital Corporation (7b)
    7.50 %, due 10/01/2009 ...............................................             1,000                1,044
    INDUSTRIAL MACHINERY & EQUIPMENT (0.93 %)
  Caterpillar, Inc.
    7.25 %, due 09/15/2009 ...............................................             1,000                1,035
    PERSONAL CREDIT INSTITUTIONS (1.86 %)
  Ford Motor Credit Company
    7.88 %, due 06/15/2010 ...............................................             1,000                1,030
  Household Finance Corporation
    7.88 %, due 03/01/2007 ...............................................             1,000                1,041


                                                                                   PRINCIPAL              MARKET
                                                                                    AMOUNT                 VALUE
                                                                            ----------------------  ------------------
CORPORATE DEBT SECURITIES (CONTINUED)
    PHARMACEUTICALS (0.95 %)
  American Home Products
    Corporation
    7.90 %, due 02/15/2005 ...............................................        $    1,000             $  1,060
    SECURITY & COMMODITY BROKERS (0.94 %)
  Lehman Brothers Holdings Inc.
    8.25 %, due 06/15/2007 ...............................................             1,000                1,049
    TELECOMMUNICATIONS (5.01 %)
  BellSouth Capital Funding
    Corporation (7b)
    7.75 %, due 02/15/2010 ...............................................             1,500                1,569
  GTE Florida, Incorporated
    6.25 %, due 11/15/2005 ...............................................             1,000                  999
  Lucent Technologies Inc.
    7.25 %, due 07/15/2006 ...............................................             1,000                  940
  Tele-Communications, Inc.
    8.00 %, due 08/01/2005 ...............................................             1,000                1,044
  Vodafone Group PLC
    7.75 %, due 02/15/2010 ...............................................             1,000                1,035
                                                                                                         --------
  Total Corporate Debt Securities
  (cost: $ 15,543)................................................................................         15,971
                                                                                                         --------


                                                                             NUMBER OF     MARKET
                                                                               SHARES       VALUE
                                                                            -----------  ----------
COMMON STOCKS (73.42 %)
    COMMERCIAL BANKS (10.64 %)
  Citigroup Inc. .........................................................   89,000      $ 4,545
  Morgan (J.P.) & Co. Incorporated .......................................   27,000        4,469
  Wells Fargo & Company ..................................................   51,000        2,840
    COMMUNICATIONS EQUIPMENT (3.32 %)
  Nokia Oyj - ADR ........................................................   85,000        3,698
    COMPUTER & DATA PROCESSING SERVICES (2.12 %)
  SunGard Data Systems Inc. (7a) .........................................   50,000        2,356
    COMPUTER & OFFICE EQUIPMENT (7.72 %)
  Hewlett-Packard Company ................................................   54,000        1,704
  International Business Machines
    Corporation ..........................................................   29,000        2,465
  Sun Microsystems, Inc. (7a) ............................................  159,000        4,432
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.36 %)
  General Electric Company ...............................................   78,000        3,739
    FOOD STORES (3.35 %)
  Kroger Co. (The) (7a) ..................................................  138,000        3,735

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  79

SCHEDULE OF INVESTMENTS
WRL AEGON BALANCED (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                     NUMBER OF             MARKET
                                                      SHARES                VALUE
                                               --------------------  ------------------
COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY & EQUIPMENT (6.26 %)
  Applied Materials, Inc. (7a) ..............     63,500                  $   2,425
  Tyco International Ltd ....................     82,000                      4,551
    INSTRUMENTS & RELATED PRODUCTS (0.66 %)
  Agilent Technologies, Inc. (7a) ...........     13,349                        731
    INSURANCE (2.92 %)
  American International Group, Inc.              33,000                      3,253
    PERSONAL CREDIT INSTITUTIONS (2.74 %)
  Household International, Inc. .............     55,500                      3,053
    PETROLEUM REFINING (4.07 %)
  BP Amoco PLC - ADR (7b) ...................     28,000                      1,341
  Exxon Mobil Corporation ...................     36,700                      3,191
    PHARMACEUTICALS (6.68 %)
  Abbott Laboratories .......................     53,000                      2,567
  Merck & Co., Inc. .........................     52,000                      4,868
    PRIMARY METAL INDUSTRIES (3.43 %)
  Alcoa Inc. ................................    114,000                      3,819
    SAVINGS INSTITUTIONS (4.76 %)
  Washington Mutual, Inc. (7b) ..............    100,000                      5,305


                                                     NUMBER OF             MARKET
                                                      SHARES                VALUE
                                               --------------------  ------------------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (2.99 %)
  Verizon Communications, Inc. ..............    66,500                   $   3,333
    TRUCKING & WAREHOUSING (2.01 %)
  Heartland Express, Inc. (7a) ..............    98,100                       2,238
    U.S. GOVERNMENT AGENCIES (4.05 %)
  Fannie Mae ................................    52,000                       4,511
    VARIETY STORES (2.34 %)
  Wal-Mart Stores, Inc. .....................    49,000                       2,603
                                                                          ---------
  Total Common Stocks
  (cost: $ 58,154).................................................          81,772
                                                                          ---------
  Total Investment Securities
  (cost: $ 83,694).....................................................................
                                                                          $ 108,209
                                                                          =========
SUMMARY

  Investments, at market value ..............    97.16 %                  $ 108,209
  Other assets in
    excess of liabilities ...................     2.84 %                      3,164
                                                --------                  ---------
  Net assets ................................   100.00 %                  $ 111,373
                                                ========                  =========

See accompanying notes which are an integral part of the financial statements.

80 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                  PRINCIPAL    MARKET
                                                   AMOUNT      VALUE
                                                 ----------  ----------
CONVERTIBLE BONDS (0.98 %)
    DRUG STORES & PROPRIETARY STORES (0.98 %)
  Omnicare, Inc.
    5.00 %, due 12/01/2007 .........              $ 1,500     $ 1,200
                                                              -------
  Total Convertible Bonds
  (cost: $ 1,091).............................                  1,200
                                                              -------


                                                                             NUMBER OF     MARKET
                                                                               SHARES       VALUE
                                                                            -----------  ----------
CONVERTIBLE PREFERRED STOCKS (12.41 %)
    BUSINESS SERVICES (0.88 %)
  United Rentals Trust I .................................................   52,700      $ 1,087
    ELECTRIC, GAS & SANITARY SERVICES (1.46 %)
  CMS Energy Trust II ....................................................   51,300        1,796
    FOOD & KINDRED PRODUCTS (1.08 %)
  Suiza Capital Trust II .................................................   35,500        1,331
    GAS PRODUCTION & DISTRIBUTION (1.09 %)
  SEMCO Capital Trust II .................................................  105,000        1,339
    OIL & GAS EXTRACTION (4.04 %)
  Kerr-McGee Corporation .................................................   45,800        2,526
  Newfield Financial Trust I .............................................   34,700        2,429
    RAILROADS (1.19 %)
  Union Pacific Capital Trust ............................................   31,300        1,463
    VARIETY STORES (1.07 %)
  Kmart Financing I ......................................................   49,400        1,318
    WHOLESALE TRADE DURABLE GOODS (1.60 %)
  Owens & Minor, Inc. ....................................................   38,200        1,967
                                                                                         -------
  Total Convertible Preferred Stocks
  (cost: $ 13,723)...................................................................     15,256
                                                                                         -------
PREFERRED STOCKS (2.08 %)
    ELECTRIC SERVICES (1.03 %)
  EIX Trust II ...........................................................   77,000        1,271
    ELECTRIC, GAS & SANITARY SERVICES (1.05 %)
  Pacific Gas and Electric Company .......................................   69,800        1,283
                                                                                         -------
  Total Preferred Stocks
  (cost: $ 2,421)....................................................................      2,554
                                                                                         -------
COMMON STOCKS (65.89 %)
    AEROSPACE (1.02 %)
  AAR Corp. ..............................................................   99,600        1,257


                                                                           NUMBER OF     MARKET
                                                                             SHARES       VALUE
                                                                          -----------  ----------
COMMON STOCKS (CONTINUED)
    AGRICULTURE (1.78 %)
  Dole Food Company, Inc. ..............................................  133,800      $ 2,191
    APPAREL PRODUCTS (0.78 %)
  V.F. Corporation .....................................................   26,600          964
    BEVERAGES (2.43 %)
  Constellation Brands, Inc. (7a) ......................................   24,500        1,439
  Sensient Technologies
    Corporation ........................................................   68,100        1,549
    CHEMICALS & ALLIED PRODUCTS (1.38 %)
  Fuller (H.B.) Company ................................................   43,100        1,700
    COMPUTER & OFFICE EQUIPMENT (0.92 %)
  Diebold, Incorporated ................................................   33,800        1,128
    ELECTRIC SERVICES (1.35 %)
  Energy East Corporation ..............................................   84,000        1,654
    ELECTRIC, GAS & SANITARY SERVICES (1.10 %)
  UtiliCorp United, Inc. (7a) ..........................................   40,000        1,350
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.42 %)
  AMETEK, Inc. .........................................................   54,200        1,406
  Hubbell Incorporated - Class B .......................................   53,400        1,415
  National Service Industries, Inc. ....................................   54,000        1,387
    ELECTRONIC COMPONENTS & ACCESSORIES (1.50 %)
  Allegheny Technologies
    Incorporated .......................................................  116,500        1,849
    FABRICATED METAL PRODUCTS (1.05 %)
  Watts Industries, Inc. - Class A .....................................   92,700        1,286
    FOOD & KINDRED PRODUCTS (4.50 %)
  Dean Foods Company ...................................................   58,500        1,795
  Hormel Foods Corporation (7b) ........................................   68,100        1,268
  Interstate Bakeries Corporation ......................................   85,300        1,200
  Lancaster Colony Corporation .........................................   44,500        1,249
    GAS PRODUCTION & DISTRIBUTION (1.23 %)
  Nicor Inc. ...........................................................   34,900        1,507
    HOLDING & OTHER INVESTMENT OFFICES (14.77 %)
  AMB Property Corporation .............................................   59,400        1,533
  Apartment Investment &
    Management Co. - Class A ...........................................   30,000        1,498
  Camden Property Trust ................................................   37,100        1,243
  Colonial Properties Trust ............................................    8,200          214
  Duke-Weeks Realty
    Corporation (7b) ...................................................   58,200        1,433
  Equity Residential Properties Trust...................................   22,843        1,264
  Federal Realty Investment Trust ......................................   59,500        1,131

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  81

SCHEDULE OF INVESTMENTS
WRL FEDERATED GROWTH & INCOME (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
  Gables Residential Trust .............................................   34,300                    $    960
  Health Care REIT, Inc. ...............................................   44,200                         718
  Healthcare Realty Trust
    Incorporated .......................................................   66,800                       1,420
  Highwoods Properties, Inc. ...........................................   56,500                       1,405
  Nationwide Health Properties, Inc.                                       54,900                         707
  Post Properties, Inc. ................................................   39,900                       1,499
  Prentiss Properties Trust ............................................   54,500                       1,468
  United Dominion
    Realty Trust, Inc. .................................................  152,000                       1,644
    INDUSTRIAL MACHINERY & EQUIPMENT (1.35 %)
  Pall Corporation .....................................................   78,000                       1,662
    INSTRUMENTS & RELATED PRODUCTS (1.58 %)
  Bausch & Lomb Incorporated ...........................................   48,000                       1,941
    INSURANCE (2.46 %)
  Loews Corporation ....................................................   15,200                       1,574
  Mutual Risk Management Ltd ...........................................   95,700                       1,453
    MEDICAL INSTRUMENTS & SUPPLIES (2.38 %)
  Bard, (C.R.) Inc. ....................................................   30,500                       1,420
  DENTSPLY International Inc. ..........................................   38,500                       1,506
    METAL MINING (3.03 %)
  Anglogold Ltd. - ADR (7b) ............................................  161,400                       2,411
  Placer Dome, Inc. ....................................................  136,700                       1,316
    MOTOR VEHICLES, PARTS & SUPPLIES (1.00 %)
  Visteon Corporation ..................................................  107,100                       1,232
    OIL & GAS EXTRACTION (2.56 %)
  Kerr-McGee Corporation (7b) ..........................................   26,600                       1,781
  Occidental Petroleum Corporation......................................   56,100                       1,360
    PAPER & ALLIED PRODUCTS (2.11 %)
  Sappi Limited - ADR (7b) .............................................  171,200                       1,220
  Sonoco Products Company ..............................................   63,200                       1,367
    PERSONAL SERVICES (1.52 %)
  Block, (H & R) Inc. ..................................................   45,000                       1,862
    PETROLEUM REFINING (3.86 %)
  Chevron Corporation ..................................................   11,000                         929
  Murphy Oil Corporation ...............................................   26,200                       1,583
  Texaco Inc ...........................................................   15,000                         932


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    PETROLEUM REFINING (CONTINUED)
  USX-Marathon Group ...................................................   47,000                    $  1,304
    PRIMARY METAL INDUSTRIES (0.67 %)
  AK Steel Holding Corporation .........................................   94,300                         825
    PRINTING & PUBLISHING (0.83 %)
  Banta Corporation ....................................................   40,000                       1,017
    REAL ESTATE (0.91 %)
  ProLogis Trust .......................................................   50,500                       1,124
    STONE, CLAY & GLASS PRODUCTS (1.04 %)
  Lafarge Corporation ..................................................   54,200                       1,280
    TEXTILE MILL PRODUCTS (0.92 %)
  Springs Industries, Inc. - Class A ...................................   35,000                       1,135
    WATER TRANSPORTATION (0.73 %)
  Alexander & Baldwin, Inc. ............................................   34,400                         903
    WHOLESALE TRADE NONDURABLE GOODS (1.71 %)
  SUPERVALU INC. .......................................................  151,300                       2,099
                                                                                                     --------
  Total Common Stocks
  (cost: $ 73,076)...........................................................................          80,967
                                                                                                     --------


                                       PRINCIPAL      MARKET
                                         AMOUNT       VALUE
                                       -----------  -----------
SHORT-TERM OBLIGATIONS (19.75 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement
  dated 12/29/2000 to be
  repurchased at $ 24,290 on
    01/02/2001 .................       $ 24,276     $  24,276
                                                    ---------
  Total Short-Term Obligations
  (cost: $ 24,276).........................            24,276
                                                    ---------
  Total Investment Securities
  (cost: $ 114,587)........................         $ 124,253
                                                    =========


SUMMARY
  Investments, at market value ...........................................  101.11 %         $ 124,253
  Liabilities in
    excess of other assets ...............................................   (1.11)%            (1,367)
                                                                            ------           ---------
  Net assets .............................................................  100.00 %         $ 122,886
                                                                            ======           =========

See accompanying notes which are an integral part of the financial statements.

82  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                       PRINCIPAL    MARKET
                                        AMOUNT       VALUE
                                      ----------  ----------
CORPORATE DEBT SECURITIES (22.22 %)
    AUTO REPAIR, SERVICES & PARKING (4.19 %)
  PHH Corporation
    7.02 %, due 11/09/2001 .........  $ 9,000     $ 9,046
    COMMERCIAL BANKS (4.38 %)
  First Union Corporation
    6.82 %, due 08/01/2026 .........    3,000       2,966
  First Union Corporation - Florida
    6.18 %, due 02/15/2036 .........    3,000       2,899
  First Union Corporation -
    North Carolina
    6.18 %, due 02/15/2036 .........    3,710       3,585
    ELECTRIC, GAS & SANITARY SERVICES (3.96 %)
  Avista Corporation
    5.99 %, due 12/10/2007 .........    9,000       8,530
    HOLDING & OTHER INVESTMENT OFFICES (4.88 %)
  New Plan Excel Realty Trust, Inc.
    7.40 %, due 09/15/2009 .........   11,000      10,532
    PERSONAL CREDIT INSTITUTIONS (2.05 %)
  Commercial Credit Company
    6.63 %, due 06/01/2015 .........    4,250       4,277
  Household Finance Corporation
    6.00 %, due 05/01/2004 .........      150         147
    RADIO & TELEVISION BROADCASTING (2.29 %)
  Cox Radio, Inc.
    6.38 %, due 05/15/2005 .........    5,000       4,938
    TELECOMMUNICATIONS (0.47 %)
  WorldCom, Inc.
    7.13 %, due 06/15/2027 .........    1,000       1,010
                                                  -------
  Total Corporate Debt Securities
  (cost: $ 48,773)............................     47,930
                                                  -------


                                                        NUMBER OF             MARKET
                                                         SHARES                VALUE
                                                  --------------------  ------------------
COMMON STOCKS (69.88 %)
    AMUSEMENT & RECREATION SERVICES (1.68 %)
  Disney (Walt) Company (The) ..................  125,000                    $  3,617
    AUTOMOTIVE (2.65 %)
  Ford Motor Company ...........................  160,000                       3,750
  PACCAR Inc ...................................   40,000                       1,970
    CHEMICALS & ALLIED PRODUCTS (1.68 %)
  Du Pont (E.I.) de Nemours
    and Company ................................   75,000                       3,623


                                                        NUMBER OF             MARKET
                                                         SHARES                VALUE
                                                  --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL BANKS (14.11 %)
  Bank of America Corporation ..................   40,000                    $  1,835
  BB&T Corporation .............................   80,000                       2,985
  Chase Manhattan
    Corporation (The) (7b) .....................  112,500                       5,112
  FleetBoston Financial
    Corporation (7h) ...........................  270,000                      10,141
  Summit Bancorp ...............................  272,000                      10,386
    COMPUTER & DATA PROCESSING SERVICES (0.91 %)
  NCR Corporation (7a) .........................   40,000                       1,965
    COMPUTER & OFFICE EQUIPMENT (0.93 %)
  Compaq Computer Corporation ..................   70,000                       1,054
  Hewlett-Packard Company (7b) .................   30,000                         947
    ELECTRONIC COMPONENTS & ACCESSORIES (0.98 %)
  Intel Corporation (7h) .......................   70,000                       2,104
    FOOD & KINDRED PRODUCTS (5.61 %)
  Philip Morris Companies Inc. (7h).............  275,000                      12,099
    FOOD STORES (1.72 %)
  Albertson's, Inc. (7h) .......................  140,000                       3,710
    HEALTH SERVICES (1.47 %)
  HCA - The Healthcare
    Company (7h) ...............................   72,000                       3,169
    HOLDING & OTHER INVESTMENT OFFICES (1.21 %)
  RFS Hotel Investors, Inc. ....................  200,000                       2,613
    HOTELS & OTHER LODGING PLACES (1.80 %)
  Host Marriott Corporation ....................  300,000                       3,881
    INDUSTRIAL MACHINERY & EQUIPMENT (0.66 %)
  Caterpillar, Inc. ............................   30,000                       1,419
    INSTRUMENTS & RELATED PRODUCTS (1.73 %)
  Raytheon Company - Class B (7b) ..............  120,000                       3,728
    INSURANCE (0.92 %)
  Conseco, Inc. (7b) ...........................  150,000                       1,978
    LIFE INSURANCE (3.23 %)
  John Hancock Financial
    Services, Inc. .............................   28,000                       1,054
  Lincoln National Corporation (7h).............  125,000                       5,914
    MOTOR VEHICLES, PARTS & SUPPLIES (0.43 %)
  Visteon Corporation ..........................   80,949                         931

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  83

SCHEDULE OF INVESTMENTS
WRL DEAN ASSET ALLOCATION (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS EXTRACTION (2.50 %)
  Diamond Offshore
    Drilling, Inc. (7b) (7h) .............................................  135,000                    $   5,400
    PETROLEUM REFINING (3.71 %)
  Exxon Mobil Corporation ................................................   60,000                        5,216
  Texaco Inc. ............................................................   45,000                        2,796
    PHARMACEUTICALS (1.09 %)
  Merck & Co., Inc. ......................................................   25,000                        2,341
    PRIMARY METAL INDUSTRIES (0.47 %)
  Alcoa Inc. .............................................................   30,000                        1,005
    RESTAURANTS (0.46 %)
  TRICON Global
    Restaurants, Inc. (7a) ...............................................   30,000                          990
    SAVINGS INSTITUTIONS (1.48 %)
  Washington Mutual, Inc. (7b) ...........................................   60,000                        3,184
    SECURITY & COMMODITY BROKERS (2.02 %)
  Alliance Capital Management
    Holding L.P. (7h) ....................................................   65,000                        3,291
  Price (T. Rowe) Group, Inc. ............................................   25,000                        1,057
    STONE, CLAY & GLASS PRODUCTS (1.68 %)
  Minnesota Mining & Manufacturing
    Company ..............................................................   30,000                        3,615
    TELECOMMUNICATIONS (5.66 %)
  ALLTEL Corporation .....................................................   50,000                        3,122
  Sprint Corporation (FON Group) .........................................  200,400                        4,071
  Verizon Communications, Inc. ...........................................  100,000                        5,013


                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (CONTINUED)
    U.S. GOVERNMENT AGENCIES (9.09 %)
  Fannie Mae (7h) ........................................................  150,000                    $  13,012
  Freddie Mac (7h) .......................................................   96,000                        6,612
                                                                                                       ---------
  Total Common Stocks
  (cost: $ 137,953)................................................................................      150,710
                                                                                                       ---------


                                       PRINCIPAL      MARKET
                                         AMOUNT        VALUE
                                      -----------  ------------
COMMERCIAL PAPER (8.11 %)
  Beethoven Funding
    Corp. - 144A (7c)
    6.82 %, due 01/05/2001 .........  $ 3,702      $   3,699
  Cooperative Association of Tractor
    Dealers, Inc.
    6.81 %, due 01/04/2001 .........      650            650
  Lucent Technologies Inc.
    7.47 %, due 01/03/2001 .........   11,700         11,695
  Triple-A One Funding
    Corp. - 144A (7c)
    6.81 %, due 01/02/2001 .........    1,453          1,453
                                                   ---------
  Total Commercial Paper
  (cost: $ 17,497).............................       17,497
                                                   ---------
  Total Investment Securities

  (cost: $ 204,223)............................    $ 216,137
                                                   =========


SUMMARY

  Investments, at market value ...........................................  100.21 %         $ 216,137
  Liabilities in
    excess of other assets ...............................................   (0.21)%              (462)
                                                                            ------           ---------
  Net assets .............................................................  100.00 %         $ 215,675
                                                                            ======           =========

See accompanying notes which are an integral part of the financial statements.

                                                       84  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL C.A.S.E. GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (99.98 %)
    APPAREL & ACCESSORY STORES (10.22 %)
  Abercrombie & Fitch Co. -
    Class A (7a) .......................................................   220,000                   $  4,400
  Claire's Stores, Inc. ................................................   167,000                      2,996
    COMMERCIAL BANKS (9.37 %)
  Bank of America Corporation ..........................................    69,000                      3,165
  Chase Manhattan
    Corporation (The) (7b) .............................................    34,500                      1,568
  Citigroup Inc. .......................................................    40,000                      2,043
    COMMUNICATIONS EQUIPMENT (18.31 %)
  Adaptive Broadband
    Corporation (7a) ...................................................   135,000                        827
  ADC Telecommunications,
    Incorporated (7a) (7b) .............................................   158,700                      2,876
  Corning Incorporated .................................................    18,800                        993
  DMC Stratex Networks, Inc. (7a) ......................................   110,000                      1,650
  Motorola, Inc. .......................................................    61,000                      1,235
  Nortel Networks Corporation ..........................................    15,000                        481
  QUALCOMM Incorporated (7a) ...........................................    44,500                      3,657
  Sycamore Networks, Inc. (7a) .........................................    41,100                      1,531
    COMPUTER & DATA PROCESSING SERVICES (9.05 %)
  America Online, Inc. (7a) ............................................    43,000                      1,496
  Commerce One, Inc. (7a) ..............................................   118,300                      2,994
  Compuware Corporation (7a) ...........................................    58,000                        363
  Microsoft Corporation (7a) ...........................................    17,000                        737
  Network Associates, Inc. (7a) ........................................   228,000                        955
    CONSTRUCTION (1.30 %)
  Halliburton Company ..................................................    26,000                        943
    ELECTRONIC COMPONENTS & ACCESSORIES (7.87 %)
  Altera Corporation (7a) (7b) .........................................    59,000                      1,552
  Conexant Systems, Inc. (7a) ..........................................    28,000                        431
  JDS Uniphase Corporation (7a) ........................................    22,000                        917
  Vitesse Semiconductor
    Corporation (7a) ...................................................    41,300                      2,284
  Xilinx, Inc. (7a) ....................................................    11,000                        507


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    INDUSTRIAL MACHINERY & EQUIPMENT (4.26 %)
  Brooks Automation, Inc. (7a) .........................................   59,000                    $  1,656
  Kulicke and Soffa
    Industries, Inc. (7a) ..............................................   127,000                      1,429
    INSURANCE (13.03 %)
  Conseco, Inc. (7b) ...................................................   715,000                      9,429
    OIL & GAS EXTRACTION (10.76 %)
  Diamond Offshore
    Drilling, Inc. (7b) ................................................    85,000                      3,400
  Global Marine Inc. (7a) ..............................................    80,000                      2,270
  Transocean Sedco Forex Inc. (7b)......................................    46,000                      2,116
    PHARMACEUTICALS (5.28 %)
  GlaxoSmithKline PLC - ADR (7a) .......................................    29,588                      1,657
  Pfizer Inc. ..........................................................    47,000                      2,162
    TELECOMMUNICATIONS (10.53 %)
  AT&T Corp. ...........................................................    57,500                        995
  Avaya Inc. (7a) ......................................................     2,000                         21
  Global Crossing Ltd. (7a) (7b) .......................................   117,000                      1,675
  Lucent Technologies Inc. .............................................    24,000                        324
  Nextel Communications, Inc. -
    Class A (7a) (7b) ..................................................    20,000                        495
  Qwest Communications
    International Inc. (7a) ............................................    40,000                      1,640
  Sprint Corporation (FON Group) .......................................    80,000                      1,625
  WorldCom, Inc. (7a) ..................................................    60,000                        840
                                                                                                     --------
  Total Common Stocks
  (cost: $ 97,124)............................................................................         72,335
                                                                                                     --------
  Total Investment Securities
  (cost: $ 97,124)............................................................................       $ 72,335
                                                                                                     ========
SUMMARY
  Investments, at market value .........................................    99.98 %                  $ 72,335
  Other assets in
    excess of liabilities ..............................................     0.02 %                        15
                                                                           --------                  --------
  Net assets ...........................................................   100.00 %                  $ 72,350
                                                                           ========                  ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  85

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                          NUMBER OF             MARKET
                                                           SHARES                VALUE
                                                    --------------------  ------------------
COMMON STOCKS (92.74 %)
    AEROSPACE (0.48 %)
  Textron Inc. ...................................   15,100                     $   702
    AIR TRANSPORTATION (2.18 %)
  Delta Air Lines, Inc. (7b) .....................   63,000                       3,162
    AUTOMOTIVE (0.58 %)
  Delphi Automotive Systems
    Corporation ..................................   75,000                         844
    CHEMICALS & ALLIED PRODUCTS (3.87 %)
  Praxair, Inc. ..................................   65,000                       2,884
  Rohm and Haas Company ..........................   75,000                       2,723
    COMMERCIAL BANKS (13.27 %)
  Bank of America Corporation ....................   79,500                       3,647
  Chase Manhattan
    Corporation (The) (7b) .......................   59,700                       2,713
  First Union Corporation ........................   98,800                       2,748
  FleetBoston Financial Corporation...............   71,000                       2,667
  Wells Fargo & Company ..........................  133,400                       7,428
    COMMUNICATION (2.21 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .........................  152,000                       2,062
  NTL Incorporated (7a) (7b) .....................   47,375                       1,134
    COMPUTER & OFFICE EQUIPMENT (2.08 %)
  Hewlett-Packard Company (7b) ...................   53,600                       1,692
  Pitney Bowes Inc. ..............................   40,000                       1,325
    CONSTRUCTION (1.53 %)
  Halliburton Company ............................   61,200                       2,219
    DEPARTMENT STORES (1.16 %)
  Federated Department
    Stores, Inc. (7a) ............................   48,000                       1,680
    DRUG STORES & PROPRIETARY STORES (1.57 %)
  CVS Corporation ................................   38,000                       2,278
    ELECTRIC SERVICES (3.31 %)
  DTE Energy Company .............................   37,000                       1,441
  Progress Energy, Inc. - CVO (7a) (7j)              45,000                          25
  Southern Company (The) .........................  100,000                       3,325
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.15 %)
  Thomas & Betts Corporation .....................   13,300                         215
    ELECTRONIC COMPONENTS & ACCESSORIES (1.47 %)
  Texas Instruments
    Incorporated (7b) ............................   45,000                       2,132
    FABRICATED METAL PRODUCTS (1.72 %)
  Fortune Brands, Inc. (7b) ......................   83,000                       2,490


                                                          NUMBER OF             MARKET
                                                           SHARES                VALUE
                                                    --------------------  ------------------
COMMON STOCKS (CONTINUED)
    FOOD & KINDRED PRODUCTS (6.08 %)
  Philip Morris Companies Inc. ...................  132,900                     $ 5,847
  Sara Lee Corporation ...........................  120,000                       2,948
    FOOD STORES (1.28 %)
  Albertson's, Inc. ..............................   70,000                       1,855
    GAS PRODUCTION & DISTRIBUTION (2.99 %)
  Coastal Corporation (The) ......................   46,000                       4,061
  Peoples Energy Corporation .....................    6,000                         269
    HEALTH SERVICES (4.03 %)
  HCA - The Healthcare Company ...................   41,900                       1,844
  Tenet Healthcare Corporation (7a)...............   90,000                       3,999
    HOLDING & OTHER INVESTMENT OFFICES (2.04 %)
  IndyMac Mortgage
    Holdings, Inc. (7a) ..........................  100,000                       2,950
    INDUSTRIAL MACHINERY & EQUIPMENT (5.17 %)
  Deere & Company ................................   39,450                       1,807
  Grant Prideco, Inc. (7a) .......................   65,000                       1,426
  Ingersoll-Rand Company .........................   56,500                       2,366
  Weatherford International,
    Inc. (7a) (7b) ...............................   40,000                       1,890
    INSTRUMENTS & RELATED PRODUCTS (3.99 %)
  Agilent Technologies, Inc. (7a) ................   61,721                       3,379
  Emerson Electric Co. ...........................   11,600                         914
  Teradyne, Inc. (7a) ............................   40,000                       1,490
    INSURANCE (1.50 %)
  Aetna Inc. (7a) (7b) ...........................   53,000                       2,176
    INSURANCE AGENTS, BROKERS & SERVICE (2.68 %)
  Hartford Financial Services
    Group, Inc. (The) ............................   55,000                       3,884
    MORTGAGE BANKERS & BROKERS (1.91 %)
  Countrywide Credit Industries, Inc.                55,000                       2,764
    MOTION PICTURES (1.19 %)
  Time Warner Inc. ...............................   33,000                       1,724
    OIL & GAS EXTRACTION (2.01 %)
  Anadarko Petroleum Corporation .................   19,850                       1,411
  Noble Affiliates, Inc. .........................   32,500                       1,495
    PAPER & ALLIED PRODUCTS (1.76 %)
  Kimberly-Clark Corporation .....................   36,000                       2,545
    PAPERBOARD CONTAINERS & BOXES (1.39 %)
  Packaging Corporation of
    America (7a) .................................  125,000                       2,016

See accompanying notes which are an integral part of the financial statements.

86  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL NWQ VALUE EQUITY (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                                             NUMBER OF    MARKET
                                                                              SHARES       VALUE
                                                                            ----------  ----------
COMMON STOCKS (CONTINUED)
    PETROLEUM REFINING (5.89 %)
  Chevron Corporation ....................................................   33,000     $ 2,786
  Conoco Inc. - Class B ..................................................  140,000       4,050
  Tosco Corporation ......................................................   50,000       1,697
    SECURITY & COMMODITY BROKERS (0.72 %)
  Bear Stearns Companies Inc. (The)                                          20,631       1,046
    STONE, CLAY & GLASS PRODUCTS (2.75 %)
  Minnesota Mining & Manufacturing
    Company ..............................................................   33,000       3,977
    TELECOMMUNICATIONS (5.15 %)
  ALLTEL Corporation .....................................................   17,500       1,093
  AT&T Corp. .............................................................   65,011       1,126
  CoreComm Limited (7a) (7b) .............................................  148,200         734
  Telephone and Data Systems, Inc. .......................................   25,000       2,250
  Verizon Communications, Inc. ...........................................   45,000       2,256
    U.S. GOVERNMENT AGENCIES (3.14 %)
  Fannie Mae .............................................................   52,400       4,545
    WATER TRANSPORTATION (1.49 %)
  Carnival Corporation ...................................................   70,000       2,157
                                                                                        -------
  Total Common Stocks
  (cost: $ 116,255).................................................................    134,313
                                                                                        -------


                                       PRINCIPAL      MARKET
                                         AMOUNT       VALUE
                                       -----------  -----------
SHORT-TERM OBLIGATIONS (7.15 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement
   dated 12/29/2000 to be
   repurchased at $ 10,358 on
    01/02/2001 .................        $ 10,352     $  10,352
                                                     ---------
  Total Short-Term Obligations
  (cost: $ 10,352)...............................       10,352
                                                     ---------
  Total Investment Securities
  (cost: $ 126,607)........................          $ 144,665
                                                     =========


SUMMARY

  Investments, at market value ...........................................    99.89 %      $ 144,665
  Other assets in
    excess of liabilities ................................................     0.11 %            153
                                                                             ------        ---------
  Net assets .............................................................   100.00 %      $ 144,818
                                                                             ======        =========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  87

SCHEDULE OF INVESTMENTS
WRL GE INTERNATIONAL EQUITY
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
PREFERRED STOCKS (1.43 %)
    CHEMICALS & ALLIED PRODUCTS (1.07 %)
  Henkel KGaA ..........................................................    5,957                     $   392
    MEDICAL INSTRUMENTS & SUPPLIES (0.36 %)
  Fresenius Medical Care AG ............................................    2,783                         133
                                                                                                      -------
  Total Preferred Stocks
  (cost: $ 467).............................................................................              525
                                                                                                      -------
COMMON STOCKS (90.41 %)
    AEROSPACE (3.70 %)
  BAE Systems PLC ......................................................  178,331                       1,018
  Embraer-Empresa Brasileira de
    Aeronautica SA - ADR ...............................................    7,414                         295
  European Aeronautic Defence and
    Space Company (7a) .................................................    1,931                          43
    APPAREL PRODUCTS (0.37 %)
  Giardano International Limited .......................................  296,000                         137
    AUTOMOTIVE (2.40 %)
  Autoliv, Inc .........................................................   16,390                         257
  Bayerische Motoren
    Werke AG (BMW) (7b) ................................................    9,554                         312
  Desc, SA de CV - ADR .................................................    6,310                          40
  Desc, SA de CV - Series B ............................................   34,282                          13
  Mazda Motor Corporation ..............................................  101,000                         258
    BUSINESS SERVICES (1.72 %)
  Publicis Groupe SA ...................................................    1,916                          65
  Publicis Groupe SA - rights ..........................................    1,916                           4
  Vivendi Universal (7b) ...............................................    8,533                         562
    CHEMICALS & ALLIED PRODUCTS (4.51 %)
  Aventis SA ...........................................................    7,581                         666
  Bayer AG .............................................................    1,384                          73
  Kao Corporation ......................................................   14,592                         424
  Rhodia SA ............................................................    6,848                         106
  Shin-Etsu Chemical Co., Ltd ..........................................   10,000                         385
    COMMERCIAL BANKS (11.74 %)
  Asahi Bank, Ltd. .....................................................    9,764                          33
  Banca Intesa SpA (7b) ................................................  121,989                         583
  Banco Comercial Portugues, SA -
    Registered Shares ..................................................   14,857                          79
  Bank of Ireland ......................................................   67,425                         676
  Bank of Scotland .....................................................    4,948                          52
  Bayerische Hypo - und
    Vereinsbank AG .....................................................    2,940                         165
  BNP Paribas ..........................................................    5,177                         454
  Credit Suisse Group ..................................................    1,570                         298
  Deutsche Bank AG .....................................................    4,783                         399
  Dresdner Bank AG (7b) ................................................   12,199                         530


                                                                          NUMBER OF                    MARKET
                                                                            SHARES                      VALUE
                                                                   --------------------         ------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL BANKS (CONTINUED)
  Grupo Financiero Banamex Accival,
    SA de CV - Class O (7a) ............................................  226,380                     $   372
  Kookmin Bank .........................................................    1,882                          22
  Mizuho Holdings, Inc. ................................................       20                         124
  Nordea AB - FDR ......................................................   31,793                         251
  Svenska Handelsbanken AB -
    Class A ............................................................    3,406                          58
  Uniao de Bancos
    Brasileiros SA - GDR (7b) ..........................................    7,184                         211
    COMMUNICATIONS EQUIPMENT (1.53 %)
  Alcatel ..............................................................    5,483                         311
  ECI Telecom Ltd ......................................................   17,750                         248
    COMPUTER & DATA PROCESSING SERVICES (0.23 %)
  Dimension Data Holdings Ltd (7a)......................................    3,538                          24
  Getronics NV .........................................................    7,431                          44
  TietoEnator Corporation ..............................................      618                          18
    COMPUTER & OFFICE EQUIPMENT (2.97 %)
  ATI Technologies Inc. (7a) ...........................................   19,900                         114
  Canon Inc. ...........................................................   16,000                         560
  Fujitsu Limited ......................................................   28,000                         413
    CONSTRUCTION (0.72 %)
  Acciona SA ...........................................................    1,417                          52
  Saipem SpA ...........................................................   39,129                         213
    ELECTRIC SERVICES (0.86 %)
  E.ON AG ..............................................................    1,430                          87
  Tokyo Electric Power
    Company, Inc. (The) ................................................    9,200                         228
    ELECTRIC, GAS & SANITARY SERVICES (0.85 %)
  Suez Lyonnaise des Eaux SA ...........................................    1,712                         313
    ELECTRICAL GOODS (0.52 %)
  Johnson Electric Holdings Limited.....................................  123,600                         190
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.53 %)
  Koninklijke Philips Electronics NV....................................   17,818                         653
  Samsung Electronics Co., Ltd .........................................    2,070                         259
  Sony Corporation .....................................................    5,500                         380
    ELECTRONIC COMPONENTS & ACCESSORIES (5.81 %)
  Celestica Inc. (U.S.) (7a) (7b) ......................................    3,697                         201
  Minebea Co., Ltd. ....................................................   48,000                         444
  Murata Manufacturing
    Company, Ltd. ......................................................    2,000                         235
  Toshiba Corporation ..................................................   99,000                         662
  United Microelectronics
    Corporation - ADR (7a) (7b) ........................................   71,170                         587

See accompanying notes which are an integral part of the financial statements.

88  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE INTERNATIONAL EQUITY (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    FOOD STORES (0.65 %)
  Koninklijke Ahold NV ................................................     7,351                     $   237
    HOLDING & OTHER INVESTMENT OFFICES (1.98 %)
  Grupo Carso SA de CV - ADR (7a).......................................    5,374                          26
  Hutchison Whampoa Limited ............................................    3,200                          40
  Investor AB - Class B ................................................    3,595                          54
  Invik & Co. AB - Class B .............................................      696                          57
  Kinnevik AB - Class B ................................................    1,353                          26
  Lagardere S.C.A ......................................................    9,027                         524
    INDUSTRIAL MACHINERY & EQUIPMENT (4.73 %)
  ABB Ltd ..............................................................      199                          21
  Alstom ...............................................................  2 6,334                         680
  ASM Lithography
    Holding NV (7a) (7b) ...............................................   15,433                         351
  Invensys PLC .........................................................  290,546                         680
    INSURANCE (6.43 %)
  CGNU PLC .............................................................   51,831                         839
  Muenchener Rueckversicherungs -
    Gesellschaft AG ....................................................    1,291                         461
  Muenchener Rueckversicherungs -
    Gesellschaft AG - warrants .........................................       19                           2
  Riunione Adriatica di Sicurta SpA ....................................   27,522                         429
  Royal & Sun Alliance Insurance
    Group PLC ..........................................................   73,019                         626
    INSURANCE AGENTS, BROKERS & SERVICE (3.56 %)
  Axa ..................................................................    5,300                         766
  Sampo Insurance Company Ltd. -
    Class A ............................................................    9,973                         538
    LIFE INSURANCE (4.22 %)
  ING Groep NV .........................................................   14,739                       1,176
  Prudential PLC .......................................................   22,902                         369
    LUMBER & CONSTRUCTION MATERIALS (1.09 %)
  CRH PLC ..............................................................   21,409                         398
    MACHINERY, EQUIPMENT & SUPPLIES (0.48 %)
  Schneider Electric SA ................................................    2,421                         177
    MANAGEMENT SERVICES (0.26 %)
  CGI Group Inc. (7a) ..................................................   24,321                          97
    MANUFACTURING INDUSTRIES (0.99 %)
  MG Technologies AG ...................................................   30,516                         364
    MEDICAL INSTRUMENTS & SUPPLIES (1.87 %)
  Fresenius Medical Care AG ............................................    3,986                         326
  Nycomed Amersham PLC .................................................   43,151                         360


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS EXTRACTION (3.05 %)
  Petroleo Brasileiro SA -
    Petrobras - ADR (7a) ...............................................   11,474                     $   290
  Repsol-YPF, SA .......................................................    4,619                          74
  Total Fina Elf SA ....................................................    5,075                         755
    PAPER & ALLIED PRODUCTS (1.06 %)
  Jefferson Smurfit Group PLC ..........................................   60,163                         116
  Stora Enso Oyj - R Shares ............................................   22,904                         271
    PHARMACEUTICALS (0.81 %)
  Teva Pharmaceutical Industries
    Ltd. - ADR .........................................................    4,052                         297
    PRIMARY METAL INDUSTRIES (1.39 %)
  Billiton PLC .........................................................   38,818                         150
  Coflexip SA - ADR ....................................................    1,828                         115
  Corus Group PLC ......................................................   63,402                          67
  Ispat International NV -
    NY Registered Shares ...............................................    8,593                          19
  Pohang Iron & Steel Co., Ltd. ........................................    1,010                          61
  Pohang Iron & Steel
    Co., Ltd. - ADR ....................................................    6,195                          96
    PRINTING & PUBLISHING (0.92 %)
  Reed International PLC ...............................................   32,205                         337
    RADIO & TELEVISION BROADCASTING (0.54 %)
  Grupo Televisa SA de CV -
    GDR (7a) ...........................................................    4,414                         198
    RAILROADS (0.17 %)
  MTR Corporation Limited (7a) .........................................   22,500                          39
  Railtrack Group PLC ..................................................    1,615                          22
    REAL ESTATE (1.34 %)
  Cheung Kong (Holdings) Limited........................................   38,300                         490
    RESTAURANTS (0.58 %)
  Granada Compass PLC (7a) .............................................   19,372                         211
    RUBBER & MISC. PLASTIC PRODUCTS (0.64 %)
  Compagnie Generale des
    Etablissements Michelin - Class B                                       6,449                         233
    TELECOMMUNICATIONS (9.35 %)
  Cable & Wireless Optus Ltd. (7a) .....................................   72,117                         149
  Cable & Wireless PLC .................................................   43,144                         583
  Datacraft Asia Limited ...............................................   40,160                         190
  GN Store Nord A/S ....................................................    2,086                          37
  Hellenic Telecommunications
    Organization SA ....................................................    2,910                          43

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  89

SCHEDULE OF INVESTMENTS
WRL GE INTERNATIONAL EQUITY (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF     MARKET
                                                                              SHARES       VALUE
                                                                            ----------  -----------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  Hellenic Telecommunications
    Organization SA - ADR ................................................   13,779     $    100
  Koninklijke KPN NV .....................................................    8,752          101
  Korea Telecom Corporation ..............................................    2,086          111
  Korea Telecom Corporation -
    ADR (7b) .............................................................    3,224          100
  Nippon Telegraph and Telephone
    Corporation ..........................................................       28          202
  Telecom Italia SpA (7b) ................................................    1,129           13
  Telecomunicacoes
    Brasileiras SA - ADR (7b) ............................................      839           61
  Telefonaktiebolaget LM
    Ericsson - Class B ...................................................    1,317           15
  Telefonica SA - ADR (7a) ...............................................      447           22
  Telefonica SA (7a) .....................................................   33,282          550
  Telefonos de Mexico
    SA de CV - ADR (7b) ..................................................    4,102          185
  Telekomunikacja Polska SA -
    GDR - 144A (7b) (7c) .................................................   23,448          160
  Vodafone Group PLC .....................................................  219,762          807
    TRANSPORTATION & PUBLIC UTILITIES (1.49 %)
  Brambles Industries Limited ............................................   23,411          547
    WATER TRANSPORTATION (0.82 %)
  IHC Caland NV ..........................................................    6,364          299
    WHOLESALE TRADE DURABLE GOODS (0.53 %)
  Itochu Corporation (7a) ................................................   41,896          195
                                                                                        --------
  Total Common Stocks
  (cost: $ 36,192)..................................................................      33,136
                                                                                        --------
  Total Investment Securities
  (cost: $ 36,659)..................................................................    $ 33,661
                                                                                        ========


SUMMARY

  Investments, at market value ...........................................    91.84 %      $ 33,661
  Other assets in
    excess of liabilities ................................................     8.16 %         2,990
                                                                             ------        --------
  Net assets .............................................................   100.00 %      $ 36,651
                                                                             ======        ========


                                                                                             MARKET
                                                                             PERCENTAGE      VALUE
                                                                            ------------  -----------
INVESTMENTS BY COUNTRY:
  Australia ..............................................................     2.07 %     $    697
  Canada .................................................................     0.63 %          211
  Denmark ................................................................     0.11 %           37
  Finland ................................................................     2.46 %          827
  France .................................................................    16.81 %        5,658
  Germany ................................................................     9.63 %        3,243
  Greece .................................................................     0.13 %           43
  Hong Kong ..............................................................     2.66 %          896
  Ireland ................................................................     3.19 %        1,075
  Italy ..................................................................     3.68 %        1,238
  Japan ..................................................................    13.50 %        4,543
  Korea ..................................................................     1.35 %          453
  Mexico .................................................................     1.14 %          385
  Netherlands ............................................................     8.50 %        2,861
  Portugal ...............................................................     0.23 %           79
  Spain ..................................................................     2.01 %          676
  Sweden .................................................................     2.13 %          718
  Switzerland ............................................................     0.95 %          319
  United Kingdom .........................................................    18.60 %        6,262
  United States ..........................................................    10.22 %        3,440
                                                                             ------       --------
   Investments, at market value ..........................................   100.00 %     $ 33,661
                                                                             ======       ========

See accompanying notes which are an integral part of the financial statements.

90  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (96.30 %)
    AEROSPACE (3.30 %)
  Boeing Company (The) .................................................    15,891                    $ 1,049
  Textron Inc. .........................................................    40,980                      1,906
  United Technologies Corporation ......................................    48,681                      3,828
    AIR TRANSPORTATION (0.86 %)
  AMR Corporation (7a) .................................................    18,977                        744
  Continental Airlines, Inc. -
    Class B (7a) (7b) ..................................................     7,804                        403
  Delta Air Lines, Inc. ................................................    12,224                        613
    AMUSEMENT & RECREATION SERVICES (1.02 %)
  Disney (Walt) Company (The) ..........................................    72,304                      2,092
    BEVERAGES (1.52 %)
  Anheuser-Busch
    Companies, Inc. (7h) ...............................................    12,529                        570
  Coca-Cola Company (The) ..............................................     3,056                        186
  Coca-Cola Enterprises Inc. (7b) ......................................    17,572                        334
  PepsiCo, Inc. (7h) ...................................................    41,254                      2,045
    BUSINESS SERVICES (2.70 %)
  Catalina Marketing
    Corporation (7a) ...................................................    33,462                      1,303
  Equifax Inc. .........................................................    74,717                      2,143
  Interpublic Group of
    Companies, Inc. (The) ..............................................    49,659                      2,114
    CHEMICALS & ALLIED PRODUCTS (1.74 %)
  Avon Products, Inc. ..................................................     5,101                        244
  Colgate-Palmolive Company ............................................     3,843                        248
  Dow Chemical Company (The) ...........................................     9,617                        352
  Du Pont (E.I.) de Nemours and
    Company ............................................................    10,480                        506
  Pharmacia Corporation ................................................    13,140                        802
  Procter & Gamble Company (The)........................................    18,335                      1,438
    COMMERCIAL BANKS (8.63 %)
  Bank of America Corporation ..........................................    40,491                      1,858
  Bank One Corporation .................................................    10,514                        385
  Chase Manhattan
    Corporation (The) (7b) .............................................    31,782                      1,444
  Citigroup Inc. .......................................................   164,203                      8,386
  FleetBoston Financial Corporation.....................................    40,491                      1,521
  Morgan (J.P.) & Co. Incorporated .....................................     6,571                      1,088
  PNC Financial Services
    Group, Inc. (The) ..................................................    26,128                      1,909
  State Street Corporation .............................................     6,570                        816
  U.S. Bancorp .........................................................    11,708                        342
    COMMUNICATION (2.57 %)
  Adelphia Communications
    Corporation - Class A (7a) .........................................     2,551                        132


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION (CONTINUED)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) ...............................................  155,545                     $ 2,110
  Comcast Corporation - Class A (7a)....................................   51,492                       2,150
  NTL Incorporated (7a) (7b) ...........................................   37,271                         892
    COMMUNICATIONS EQUIPMENT (1.75 %)
  Motorola, Inc. .......................................................   67,750                       1,372
  Nortel Networks Corporation ..........................................   34,196                       1,096
  Tellabs, Inc. (7a) ...................................................   20,017                       1,131
    COMPUTER & DATA PROCESSING SERVICES (5.80 %)
  Adobe Systems Incorporated ...........................................    2,659                         155
  America Online, Inc. (7a) ............................................    6,845                         238
  Automatic Data Processing, Inc .......................................   32,851                       2,080
  Convergys Corporation (7a) ...........................................    9,871                         447
  First Data Corporation ...............................................   86,482                       4,557
  Intuit Inc. (7a) .....................................................      917                          36
  Microsoft Corporation (7a) ...........................................   98,305                       4,264
  PeopleSoft, Inc. (7a) ................................................    4,064                         151
    COMPUTER & OFFICE EQUIPMENT (4.43 %)
  Cisco Systems, Inc. (7a) .............................................   22,002                         842
  Compaq Computer Corporation ..........................................   69,401                       1,044
  Dell Computer Corporation (7a) .......................................   79,899                       1,393
  EMC Corporation (7a) .................................................   23,835                       1,585
  Hewlett-Packard Company ..............................................   18,335                         579
  International Business Machines
    Corporation (7b) ...................................................   18,641                       1,584
  Pitney Bowes Inc .....................................................   25,517                         845
  Sun Microsystems, Inc. (7a) ..........................................   36,336                       1,013
  Unisys Corporation (7a) ..............................................   16,159                         236
    CONSTRUCTION (0.31 %)
  Halliburton Company ..................................................   17,419                         631
    DRUG STORES & PROPRIETARY STORES (0.76 %)
  CVS Corporation ......................................................   25,975                       1,557
    ELECTRIC SERVICES (1.33 %)
  Calpine Corporation (7a) .............................................   10,380                         468
  Dominion Resources, Inc. .............................................    4,202                         282
  Duke Energy Corporation ..............................................   16,044                       1,368
  Southern Company (The) ...............................................   15,064                         501
  Southern Energy, Inc. (7a) ...........................................    4,278                         121
    ELECTRIC, GAS & SANITARY SERVICES (0.30 %)
  Xcel Energy, Inc .....................................................   21,391                         622
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.53 %)
  Eaton Corporation ....................................................    9,779                         735
  Energizer Holdings, Inc. (7a) ........................................    4,478                          96

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  91

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (CONTINUED)
  Hubbell Incorporated - Class B .......................................  10,084                      $   267
    ELECTRONIC COMPONENTS & ACCESSORIES (3.67 %)
  Analog Devices, Inc. (7a) ............................................  32,517                        1,664
  Intel Corporation ....................................................  88,620                        2,664
  Molex Incorporated - Class A .........................................  55,159                        1,403
  Texas Instruments Incorporated .......................................  38,474                        1,823
    ENGINEERING & MANAGEMENT SERVICES (0.13 %)
  PerkinElmer, Inc. ....................................................   2,510                          264
    ENVIRONMENTAL SERVICES (0.41 %)
  Waste Management, Inc. ...............................................  30,101                          835
    FABRICATED METAL PRODUCTS (0.74 %)
  Gillette Company (The) ...............................................  28,267                        1,021
  Parker-Hannifin Corporation ..........................................  11,405                          503
    FOOD & KINDRED PRODUCTS (1.39 %)
  General Mills, Inc. ..................................................  23,627                        1,053
  H.J. Heinz Company ...................................................   9,033                          429
  Philip Morris Companies Inc. .........................................  12,068                          531
  Ralston Purina Company ...............................................  32,087                          838
    GAS PRODUCTION & DISTRIBUTION (0.69 %)
  El Paso Energy Corporation (7b) ......................................  19,863                        1,423
    HEALTH SERVICES (0.58 %)
  Lincare Holdings Inc. (7a) ...........................................  18,641                        1,064
  Sybron Dental Specialties, Inc. (7a)..................................   8,251                          139
    INDUSTRIAL MACHINERY & EQUIPMENT (2.64 %)
  Applied Materials, Inc. (7a) .........................................  22,309                          852
  Baker Hughes Incorporated ............................................  16,196                          673
  Deere & Company ......................................................  11,406                          523
  Dover Corporation ....................................................  83,366                        3,382
    INSTRUMENTS & RELATED PRODUCTS (1.43 %)
  Applera Corporation - Applied
    Biosystems Group ...................................................   4,828                          454
  Emerson Electric Co. .................................................  31,690                        2,498
    INSURANCE (3.33 %)
  AFLAC Incorporated ...................................................   3,602                          260
  Allstate Corporation (The) ...........................................  30,866                        1,345
  American International Group, Inc.....................................  25,341                        2,498
  Berkshire Hathaway Inc. -
    Class B (7a) .......................................................     241                          567
  Chubb Corporation ....................................................   7,044                          609
  Fidelity National Financial, Inc. ....................................  12,165                          449
  Loews Corporation ....................................................   4,653                          482
  St. Paul Companies, Inc. (The) .......................................  11,918                          647


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    INSURANCE AGENTS, BROKERS & SERVICE (1.41 %)
  Hartford Financial Services
    Group, Inc. (The) ..................................................  17,113                      $ 1,209
  Marsh & McLennan
    Companies, Inc. ....................................................  14,455                        1,691
    LIFE INSURANCE (0.19 %)
  Torchmark Corporation ................................................  10,237                          393
    LUMBER & OTHER BUILDING MATERIALS (1.61 %)
  Home Depot, Inc. (The) ...............................................  38,505                        1,759
  Lowe's Companies, Inc. (7b) ..........................................  35,027                        1,559
    LUMBER & WOOD PRODUCTS (0.93 %)
  Rayonier, Inc. .......................................................  10,057                          400
  Weyerhaeuser Company .................................................  29,642                        1,504
    MEDICAL INSTRUMENTS & SUPPLIES (0.54 %)
  Apogent Technologies, Inc. (7a) ......................................  24,753                          507
  DENTSPLY International Inc. ..........................................   8,406                          329
  Medtronic, Inc. ......................................................   4,508                          272
    METAL MINING (0.61 %)
  Barrick Gold Corporation .............................................  33,022                          541
  Newmont Mining Corporation ...........................................  41,255                          704
    MINING (0.26 %)
  Martin Marietta Materials, Inc. ......................................  12,608                          533
    MORTGAGE BANKERS & BROKERS (0.11 %)
  Countrywide Credit Industries, Inc.                                      4,490                          226
    OIL & GAS EXTRACTION (3.16 %)
  Anadarko Petroleum Corporation .......................................  11,001                          782
  Burlington Resources Inc. ............................................  19,967                        1,008
  Dynegy Inc. - Class A ................................................   5,987                          336
  Nabors Industries, Inc. (7a) .........................................  25,059                        1,482
  Schlumberger Limited .................................................  27,259                        2,179
  Unocal Corporation ...................................................  18,335                          709
    PAPER & ALLIED PRODUCTS (0.41 %)
  Bowater Incorporated .................................................   8,251                          465
  International Paper Company ..........................................   9,305                          380
    PETROLEUM & PETROLEUM PRODUCTS (0.24 %)
  Enron Corp. ..........................................................   6,015                          500
    PETROLEUM REFINING (4.34 %)
  BP Amoco PLC - ADR ...................................................  10,534                          504
  Chevron Corporation ..................................................   6,723                          568
  Conoco Inc. - Class B ................................................  32,087                          929
  Exxon Mobil Corporation ..............................................  60,681                        5,275

See accompanying notes which are an integral part of the financial statements.

92  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GE U.S. EQUITY (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (CONTINUED)
    PETROLEUM REFINING (CONTINUED)
  Royal Dutch Petroleum Company -
    NY Registered Shares .................................................     18,795                  $   1,138
  Texaco Inc. ............................................................      2,703                        168
  USX-Marathon Group .....................................................     12,909                        358
    PHARMACEUTICALS (13.70 %)
  Abbott Laboratories ....................................................     37,129                      1,798
  American Home Products
    Corporation ..........................................................     10,085                        641
  Amgen Inc. (7a) ........................................................      9,778                        625
  Bristol-Myers Squibb Co. ...............................................     39,880                      2,949
  Cardinal Health, Inc. (7h) .............................................     45,172                      4,500
  Johnson & Johnson ......................................................     30,895                      3,246
  Lilly (Eli) and Company ................................................     21,391                      1,991
  Merck & Co., Inc. ......................................................     73,189                      6,852
  Pfizer Inc. ............................................................     77,315                      3,556
  Schering-Plough Corporation ............................................     31,629                      1,795
  Watson Pharmaceuticals, Inc. (7a)                                             4,988                        255
    PRINTING & PUBLISHING (1.05 %)
  Gannett Co., Inc. ......................................................     25,364                      1,600
  Knight-Ridder, Inc. (7b) ...............................................      9,907                        563
    RAILROADS (0.90 %)
  Burlington Northern
    Santa Fe Corp. .......................................................     33,309                        943
  Canadian Pacific Limited ...............................................     32,087                        916
    RESTAURANTS (0.86 %)
  McDonald's Corporation .................................................     51,950                      1,766
    RETAIL TRADE (0.05 %)
  Schein (Henry), Inc. (7a) ..............................................      2,885                        100
    SECURITY & COMMODITY BROKERS (3.38 %)
  American Express Company (7h) ..........................................     26,739                      1,469
  Goldman Sachs Group,
    Inc. (The) (7b) ......................................................      6,418                        686
  Lehman Brothers Holdings Inc. ..........................................     29,337                      1,984
  Morgan Stanley Dean
    Witter & Co. .........................................................     35,449                      2,809


                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (CONTINUED)
    STONE, CLAY & GLASS PRODUCTS (0.20 %)
  Minnesota Mining & Manufacturing
    Company ..............................................................      3,362                  $     405
    TELECOMMUNICATIONS (4.69 %)
  Global Crossing Ltd. (7a) (7b) .........................................     32,851                        470
  Qwest Communications
    International Inc. (7a) ..............................................     37,740                      1,547
  SBC Communications Inc. ................................................     74,886                      3,576
  Sprint Corporation (FON Group) .........................................     22,312                        453
  Verizon Communications, Inc. ...........................................     36,365                      1,823
  Vodafone Group PLC - ADR ...............................................     35,434                      1,269
  WorldCom, Inc. (7a) ....................................................     15,910                        223
  XO Communications, Inc. -
    Class A (7a) (7b) ....................................................     15,957                        284
    TRANSPORTATION EQUIPMENT (0.28 %)
  General Dynamics Corporation ...........................................      7,505                        585
    U.S. GOVERNMENT AGENCIES (2.40 %)
  Fannie Mae .............................................................     52,042                      4,515
  Freddie Mac ............................................................      6,052                        417
    VARIETY STORES (2.15 %)
  Costco Wholesale Corporation (7a)                                             4,470                        179
  Target Corporation .....................................................     67,383                      2,173
  Wal-Mart Stores, Inc. ..................................................     39,116                      2,078
    WATER TRANSPORTATION (0.27 %)
  Carnival Corporation ...................................................     17,905                        552
                                                                                                       ---------
  Total Common Stocks
  (cost: $ 183,862).................................................................................     198,143
                                                                                                       ---------
  Total Investment Securities
  (cost: $ 183,862)................................................................................    $ 198,143

                                                                                                       =========
SUMMARY

  Investments, at market value ...........................................    96.30 %                  $ 198,143
  Other assets in
    excess of liabilities ................................................     3.70 %                      7,618
                                                                             --------                  ---------
  Net assets .............................................................   100.00 %                  $ 205,761
                                                                             ========                  =========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  93

SCHEDULE OF INVESTMENTS
WRL THIRD AVENUE VALUE
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                       PRINCIPAL    MARKET
                                        AMOUNT       VALUE
                                      ----------  ----------
ASSET-BACKED SECURITIES (2.43 %)
  Capital Auto Receivables Asset
    Trust 2000-1
    6.81 %, due 02/17/2003 .........  $ 1,500     $ 1,503
  Ford Credit Auto Owner
    Trust 1998-C
    5.81 %, due 03/15/2002 .........      754         754
                                                  -------
  Total Asset-Backed Securities
  (cost: $ 2,250).............................      2,257
                                                  -------
CORPORATE DEBT SECURITIES (0.50 %)
    STONE, CLAY & GLASS PRODUCTS (0.50 %)
  USG Corporation
    9.25 %, due 09/15/2001 .........      500         467
                                                  -------
  Total Corporate Debt Securities
  (cost: $ 461)...............................        467
                                                  -------


                                                                             NUMBER OF    MARKET
                                                                               SHARES      VALUE
                                                                            -----------  --------
COMMON STOCKS (61.32 %)
    AGRICULTURE (0.73 %)
  Tejon Ranch Co. (7a) ...................................................   35,000      $ 673
  Tejon Ranch Co. - rights ...............................................   35,000          1
    AUTOMOTIVE (1.74 %)
  Toyoda Automatic Loom
    Works, Ltd. (7b) .....................................................   82,000      1,615
    BUSINESS CREDIT INSTITUTIONS (1.30 %)
  CIT Group, Inc. (The) - Class A ........................................   60,000      1,208
    COMPUTER & DATA PROCESSING SERVICES (1.04 %)
  Clarent Corporation (7a) ...............................................    8,941        101
  NCR Corporation (7a) ...................................................   17,600        865
    CONSTRUCTION (2.33 %)
  D.R. Horton, Inc. ......................................................   88,290      2,157
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.42 %)
  American Power Conversion
    Corporation (7a) .....................................................   87,200      1,079
  Electro Scientific
    Industries, Inc. (7a) ................................................   41,700      1,168
    ELECTRONIC COMPONENTS & ACCESSORIES (5.19 %)
  AVX Corporation ........................................................  125,000      2,047
  Bel Fuse, Inc. - Class B ...............................................   31,800      1,081
  KEMET Corporation (7a) .................................................   75,000      1,134
  Planar Systems, Inc. (7a) ..............................................   22,300        555
    HEALTH SERVICES (0.12 %)
  Prime Medical Services, Inc. (7a) ......................................   23,000        115


                                                                             NUMBER OF    MARKET
                                                                               SHARES      VALUE
                                                                            -----------  --------
COMMON STOCKS (CONTINUED)
    HOLDING & OTHER INVESTMENT OFFICES (1.65 %)
  Capital Southwest Corporation ..........................................   17,600      $ 926
  Koger Equity, Inc. .....................................................   39,000        607
    INDUSTRIAL MACHINERY & EQUIPMENT (11.33 %)
  Alamo Group Inc. .......................................................   82,900      1,083
  Brooks Automation, Inc. (7a) ...........................................   25,000        702
  Electroglas, Inc. (7a) .................................................  134,500      2,060
  FSI International, Inc. (7a) ...........................................  222,400      1,863
  Lindsay Manufacturing Co. ..............................................   23,000        520
  Silicon Valley Group, Inc. (7a) ........................................   72,100      2,073
  SpeedFam-IPEC, Inc. (7a) ...............................................   45,300        275
  Tecumseh Products Company -
    Class A ..............................................................   22,700        952
  Tecumseh Products Company -
    Class B ..............................................................   25,100        966
    INSTRUMENTS & RELATED PRODUCTS (0.94 %)
  Analogic Corporation ...................................................   19,500        869
    INSURANCE (19.03 %)
  Arch Capital Group Inc. (7a) ...........................................  155,500      2,332
  Chiyoda Fire & Marine Insurance
    Company, Limited (7b) ................................................  496,000      1,372
  Enhance Financial Services
    Group Inc. ...........................................................  130,600      2,016
  First American Corporation .............................................   77,600      2,550
  Leucadia National Corporation ..........................................   17,900        634
  MBIA, Inc. .............................................................   20,000      1,483
  Mitsui Marine & Fire
    Insurance Co., Ltd. ..................................................  307,000      1,760
  Stewart Information Services
    Corporation (7a) .....................................................   77,900      1,728
  Tokio Marine & Fire Insurance
    Company, Limited (The) - ADR .........................................   28,800      1,642
  Trenwick Group Ltd. (7b) ...............................................   85,600      2,124
    LIFE INSURANCE (3.34 %)
  Liberty Financial Companies, Inc. ......................................   69,600      3,101
    OIL & GAS EXTRACTION (2.36 %)
  Nabors Industries, Inc. (7a) ...........................................   37,000      2,188
    PAPER & ALLIED PRODUCTS (0.72 %)
  St. Joe Company (The) ..................................................   30,500        671
    RAILROADS (0.20 %)
  Florida East Coast Industries, Inc. ....................................    5,429        186
    REAL ESTATE (1.77 %)
  Avatar Holdings Inc. (7a) ..............................................    3,500         74
  Catellus Development
    Corporation (7a) .....................................................   64,500      1,129

See accompanying notes which are an integral part of the financial statements.

94  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL THIRD AVENUE VALUE (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                             NUMBER OF    MARKET
                                                                              SHARES       VALUE
                                                                            ----------  ----------
COMMON STOCKS (CONTINUED)
    REAL ESTATE (CONTINUED)
  Forest City Enterprises, Inc. -
    Class A ..............................................................   11,000     $   431
  HomeFed Corporation (7a) ...............................................   14,182          12
    RESEARCH & TESTING SERVICES (2.66 %)
  Kendle International Inc. (7a) .........................................   96,300         957
  PAREXEL International
    Corporation (7a) .....................................................  111,000       1,200
  Pharmaceutical Product
    Development, Inc. (7a) ...............................................    6,200         308
    STONE, CLAY & GLASS PRODUCTS (0.92 %)
  USG Corporation (7b) ...................................................   37,800         851
    TRANSPORTATION EQUIPMENT (0.64 %)
  Trinity Industries, Inc. ...............................................   23,800         595
    WATER TRANSPORTATION (0.89 %)
  Alexander & Baldwin, Inc. ..............................................   31,500         827
                                                                                        -------
  Total Common Stocks
  (cost: $ 46,654)..................................................................     56,866
                                                                                        -------


                                   PRINCIPAL      MARKET
                                     AMOUNT       VALUE
                                  -----------  -----------
SHORT-TERM OBLIGATIONS (36.10 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement
  dated 12/29/2000 to be
  repurchased at $ 33,495 on
  01/02/2001 .................    $ 33,476     $ 33,476
                                               --------
  Total Short-Term Obligations
  (cost: $ 33,476).........................      33,476
                                               --------
  Total Investment Securities
  (cost: $ 82,841).........................    $ 93,066
                                               ========


SUMMARY

  Investments, at market value ...........................................  100.35 %         $ 93,066
  Liabilities in
    excess of other assets ...............................................   (0.35)%             (324)
                                                                            ------           --------
  Net assets .............................................................  100.00 %         $ 92,742
                                                                            ======           ========


                                                                                            MARKET
                                                                             PERCENTAGE      VALUE
                                                                            ------------  ----------
INVESTMENTS BY COUNTRY:
  Japan ..................................................................     5.10 %     $  4,746
  United States ..........................................................    94.90 %       88,320
                                                                             ------       --------
    Investments, at market value .........................................   100.00 %     $ 93,066
                                                                             ======       ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  95

SCHEDULE OF INVESTMENTS
WRL J.P. MORGAN REAL ESTATE SECURITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (95.57 %)
    HOLDINGS AND OTHER INVESTMENT OFFICES (86.18 %)
      APARTMENTS (23.10 %)
  Apartment Investment &
    Management Co. - Class A .............................................      1,400                  $     70
  Archstone Communities Trust ............................................     17,800                       458
  Avalonbay Communities, Inc. ............................................      3,200                       160
  Camden Property Trust ..................................................      5,300                       178
  Equity Residential Properties Trust                                          23,343                     1,290
  Gables Residential Trust ...............................................     19,000                       532
  Post Properties, Inc. ..................................................     19,000                       714
  Summit Properties Inc. .................................................     11,900                       309
  United Dominion Realty Trust, Inc.                                           10,900                       118
      DIVERSIFIED (8.89 %)
  Duke-Weeks Realty Corporation ..........................................     22,794                       561
  Liberty Property Trust .................................................     11,200                       320
  Pinnacle Holdings Inc. .................................................      3,700                        34
  Vornado Realty Trust ...................................................     14,600                       559
      HOTELS (3.25 %)
  Innkeepers USA Trust ...................................................      7,500                        83
  LaSalle Hotel Properties ...............................................     11,900                       181
  MeriStar Hospitality Corporation .......................................     13,900                       274
      OFFICE PROPERTY (25.89 %)
  CarrAmerica Realty Corporation .........................................      8,900                       279
  Cousins Properties Incorporated ........................................     26,200                       732
  Crescent Real Estate
    Equities Company .....................................................      7,100                       158
  Equity Office Properties Trust .........................................     53,660                     1,750
  Highwoods Properties, Inc. .............................................     22,900                       570
  Prentiss Properties Trust ..............................................     19,300                       520
  Spieker Properties, Inc. ...............................................      5,600                       281
      REGIONAL MALL (7.09 %)
  CBL & Associates Properties, Inc. ......................................      4,600                       116
  General Growth Properties, Inc. ........................................     22,700                       821
  Simon Property Group, Inc. .............................................      9,900                       238
      SHOPPING CENTER (8.67 %)
  Chelsea GCA Realty, Inc. ...............................................      6,500                       240
  Federal Realty Investment Trust ........................................      1,000                        19

                                                                                  NUMBER OF             MARKET
                                                                                   SHARES                VALUE
                                                                            --------------------  ------------------
COMMON STOCKS (CONTINUED)
    HOLDINGS AND OTHER INVESTMENT OFFICES (CONTINUED)
      SHOPPING CENTER (CONTINUED)
  JP Realty, Inc. ........................................................      4,800                  $     76
  Kimco Realty Corporation ...............................................     13,500                       597
  Pan Pacific Retail Properties, Inc. ....................................      4,500                       100
  Regency Realty Corporation .............................................     13,800                       327
  Weingarten Realty Investors ............................................      1,800                        79
      STORAGE (3.40 %)
  Public Storage, Inc. ...................................................     23,200                       564
      WAREHOUSE (5.89 %)
  AMB Property Corporation ...............................................     10,700                       276
  CenterPoint Properties
    Corporation ..........................................................     11,100                       524
  First Industrial Realty Trust, Inc. ....................................      5,200                       177
    REAL ESTATE (9.39 %)
      DIVERSIFIED (2.52 %)
  Catellus Development
    Corporation (7a) .....................................................     23,900                       418
      OFFICE PROPERTY (3.99 %)
  Boston Properties, Inc. ................................................      3,900                       170
  Mission West Properties, Inc. ..........................................     35,400                       491
      REGIONAL MALL (1.46 %)
  Rouse Company (The) ....................................................      9,500                       242
      WAREHOUSE (1.42 %)
  ProLogis Trust .........................................................     10,600                       236
                                                                                                       --------
  Total Common Stocks
  (cost: $ 15,159)................................................................................       15,842
                                                                                                       --------
  Total Investment Securities
  (cost: $ 15,159)...............................................................................      $ 15,842
                                                                                                       ========
SUMMARY

  Investments, at market value ...........................................    95.57 %                  $ 15,842
  Other assets in
    excess of liabilities ................................................     4.43 %                       735
                                                                             ---------                 --------
  Net assets .............................................................   100.00 %                  $ 16,577
                                                                             =========                 ========

See accompanying notes which are an integral part of the financial statements.

96  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (97.53 %)
    AEROSPACE (0.59 %)
  Boeing Company (The) .................................................      830                     $    55
  United Technologies Corporation ......................................      810                          64
    AMUSEMENT & RECREATION SERVICES (1.19 %)
  Disney (Walt) Company (The) ..........................................    2,040                          59
  Harrah's Entertainment, Inc. (7a) ....................................    6,870                         181
    AUTOMOTIVE (1.78 %)
  Ford Motor Company ...................................................    2,160                          51
  General Motors Corporation ...........................................    1,321                          67
  General Motors Corporation -
    Class H (7a) .......................................................    4,823                         111
  Honeywell International Inc. .........................................    2,770                         131
    BEVERAGES (2.57 %)
  Coca-Cola Company (The) ..............................................    4,500                         274
  PepsiCo, Inc. ........................................................    4,930                         244
    BUSINESS SERVICES (1.22 %)
  CheckFree Holdings
    Corporation (7a) ...................................................      820                          35
  Clear Channel
    Communications, Inc. (7a) ..........................................    1,621                          79
  DoubleClick Inc. (7a) ................................................    3,320                          37
  E.piphany, Inc. (7a) .................................................      780                          42
  Valassis Communications, Inc. (7a)                                        1,685                          53
    CHEMICALS & ALLIED PRODUCTS (3.86 %)
  Avon Products, Inc. ..................................................    2,350                         113
  Colgate-Palmolive Company ............................................    4,430                         286
  Dow Chemical Company (The) ...........................................    2,070                          76
  Du Pont (E.I.) de Nemours
    and Company ........................................................    3,138                         152
  Procter & Gamble Company (The)........................................    1,950                         153
    COMMERCIAL BANKS (7.08 %)
  Bank of America Corporation ..........................................    2,760                         127
  Bank of New York
    Company, Inc. (The) ................................................    1,770                          98
  Citigroup Inc. .......................................................    8,836                         451
  MBNA Corporation .....................................................    7,950                         294
  State Street Corporation .............................................    2,090                         260
  Wells Fargo & Company ................................................    3,620                         202
    COMMUNICATION (3.52 %)
  American Tower Corporation -
    Class A (7a) .......................................................      850                          32
  AT&T Corp. - Liberty Media
    Group - Class A (7a) ...............................................    9,330                         127
  Cablevision Systems Corporation -
    Class A (7a) .......................................................    1,080                          92
  Comcast Corporation - Class A (7a)....................................    1,730                          72


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION (CONTINUED)
  Crown Castle International
    Corp. (7a) .......................................................     5,420                      $   147
  Echostar Communications
    Corporation - Class A (7a) .........................................   2,000                           46
  Viacom, Inc. - Class B (7a) ..........................................   4,176                          195
    COMMUNICATIONS EQUIPMENT (2.47 %)
  Corning Incorporated .................................................   2,500                          132
  Motorola, Inc. .......................................................   2,855                           58
  Nortel Networks Corporation ..........................................   5,720                          183
  QUALCOMM Incorporated (7a) ...........................................   1,520                          125
    COMPUTER & DATA PROCESSING SERVICES (7.01 %)
  America Online, Inc. (7a) ............................................   2,760                           96
  Automatic Data Processing, Inc .......................................   1,270                           80
  First Data Corporation ...............................................   2,240                          118
  Microsoft Corporation (7a) ...........................................  12,560                          544
  Oracle Corporation (7a) ..............................................  10,940                          318
  S1 Corporation (7a) ..................................................     600                            3
  Sabre Holdings Corporation ...........................................   1,820                           78
  VeriSign, Inc. (7a) ..................................................   1,087                           81
  VERITAS Software
    Corporation (7a) ...................................................     750                           66
  Yahoo! Inc. (7a) .....................................................   1,000                           30
    COMPUTER & OFFICE EQUIPMENT (7.03 %)
  Cisco Systems, Inc. (7a) .............................................  13,300                          508
  Dell Computer Corporation (7a) .......................................   4,430                           77
  EMC Corporation (7a) .................................................   5,030                          334
  Hewlett-Packard Company ..............................................   2,330                           74
  International Business Machines
    Corporation ........................................................   2,240                          190
  Sun Microsystems, Inc. (7a) ..........................................   8,540                          238
    DRUG STORES & PROPRIETARY STORES (1.66 %)
  CVS Corporation ......................................................   1,530                           92
  Walgreen Co ..........................................................   5,820                          243
    ELECTRIC SERVICES (1.40 %)
  AES Corporation (The) (7a) ...........................................   3,500                          194
  Duke Energy Corporation ..............................................     640                           55
  Southern Company (The) ...............................................     980                           33
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.46 %)
  Energizer Holdings, Inc. (7a) ........................................   4,536                           97
  General Electric Company .............................................  16,780                          803
    ELECTRONIC COMPONENTS & ACCESSORIES (3.05 %)
  Broadcom Corporation -
    Class A (7a) .......................................................     130                           11
  Intel Corporation ....................................................  11,640                          350
  JDS Uniphase Corporation (7a) ........................................   1,730                           72
  PMC-Sierra, Inc. (7a) ................................................     280                           22

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  97

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                           NUMBER OF             MARKET
                                                            SHARES                VALUE
                                                     --------------------  ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Texas Instruments Incorporated ..................    2,140                     $   101
  Xilinx, Inc. (7a) ...............................    1,270                          59
    ENVIRONMENTAL SERVICES (0.19 %)
  Waste Management, Inc. ..........................    1,360                          38
    FABRICATED METAL PRODUCTS (0.32 %)
  Gillette Company (The) ..........................    1,760                          64
    FINANCE (1.94 %)
  Standard & Poor's 500 Depositary
    Receipt .......................................    2,980                         391
    FOOD & KINDRED PRODUCTS (2.12 %)
  Philip Morris Companies Inc. ....................    6,490                         286
  Wrigley (Wm.) Jr. Company .......................    1,470                         141
    HOTELS & OTHER LODGING PLACES (0.74 %)
    Marriott International, Inc. - Class A ........    3,550                         150
    INDUSTRIAL MACHINERY & EQUIPMENT (0.60 %)
  Applied Materials, Inc. (7a) ....................      470                          18
  Tyco International Ltd. .........................    1,870                         104
    INSTRUMENTS & RELATED PRODUCTS (0.14 %)
  Emerson Electric Co. ............................      370                          29
    INSURANCE (3.18 %)
  Ambac Financial Group, Inc. .....................    4,025                         235
  American International Group, Inc.                   4,130                         407
    LUMBER & OTHER BUILDING MATERIALS (0.95 %)
  Home Depot, Inc. (The) ..........................    4,200                         192
    LUMBER & WOOD PRODUCTS (0.28 %)
  Weyerhaeuser Company ............................    1,130                          57
    MOTION PICTURES (1.24 %)
  Time Warner Inc. ................................    4,800                         251
    OIL & GAS EXTRACTION (0.99 %)
  Schlumberger Limited ............................    2,130                         170
  Unocal Corporation ..............................      740                          29
    PAPER & ALLIED PRODUCTS (0.60 %)
  International Paper Company .....................    1,590                          65
  Kimberly-Clark Corporation ......................      790                          56
    PERSONAL SERVICES (0.28 %)
  Cendant Corp. (7a) ..............................    5,770                          56


                                                           NUMBER OF             MARKET
                                                            SHARES                VALUE
                                                     --------------------  ------------------
COMMON STOCKS (CONTINUED)
    PETROLEUM & PETROLEUM PRODUCTS (0.50 %)
  Enron Corp. .....................................   1,210                      $   101
    PETROLEUM REFINING (5.30 %)
  Chevron Corporation .............................   1,320                          111
  Exxon Mobil Corporation .........................   6,725                          584
  Royal Dutch Petroleum Company -
    NY Registered Shares ..........................   4,930                          299
  Texaco Inc. .....................................   1,210                           75
    PHARMACEUTICALS (12.22 %)
  American Home Products
    Corporation ...................................   2,940                          187
  Amgen Inc. (7a) .................................   1,870                          120
  Bristol-Myers Squibb Co .........................   7,010                          517
  Johnson & Johnson ...............................   2,510                          264
  Lilly (Eli) and Company .........................   2,060                          192
  Merck & Co., Inc. ...............................   3,200                          300
  Pfizer Inc. .....................................  14,677                          674
  Schering-Plough Corporation .....................   3,770                          214
    PRIMARY METAL INDUSTRIES (0.29 %)
  Alcoa Inc. ......................................   1,760                           59
    PRINTING & PUBLISHING (1.57 %)
  Belo (A.H.) Corporation - Class A ...............   6,530                          104
  Gannett Co., Inc. ...............................   1,170                           74
  New York Times Company (The) -
    Class A .......................................   2,090                           84
  Tribune Company .................................   1,310                           55
    RADIO & TELEVISION BROADCASTING (1.00 %)
  Infinity Broadcasting Corporation -
    Class A (7a) ..................................   4,660                          130
  Univision Communications Inc. -
    Class A (7a) ..................................   1,750                           72
    RADIO, TELEVISION, & COMPUTER STORES (0.28 %)
  RadioShack Corporation ..........................   1,310                           56
    REAL ESTATE (0.60 %)
  Starwood Hotels & Resorts
    Worldwide, Inc. ...............................   3,440                          121
    RESTAURANTS (1.00 %)
  McDonald's Corporation ..........................   5,920                          201
    SECURITY & COMMODITY BROKERS (1.69 %)
  Merrill Lynch & Co., Inc. .......................   1,290                           88
  Morgan Stanley Dean Witter & Co..................   1,050                           83
  Schwab (Charles)
    Corporation (The) .............................   5,110                          145

See accompanying notes which are an integral part of the financial statements.

98  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF    MARKET
                                                                              SHARES      VALUE
                                                                            ----------  ---------
COMMON STOCKS (CONTINUED)
    SECURITY & COMMODITY BROKERS (CONTINUED)
  Stilwell Financial, Inc. ...............................................       660    $   26
    STONE, CLAY & GLASS PRODUCTS (0.67 %)
  Minnesota Mining & Manufacturing
    Company ..............................................................     1,120       135
    TELECOMMUNICATIONS (3.68 %)
  AT&T Corp. .............................................................     3,476        60
  SBC Communications Inc. ................................................     6,760       323
  Sprint Corporation (FON Group) .........................................     1,310        27
  Sprint Corporation
    (PCS Group) (7a) .....................................................     2,190        45
  Verizon Communications, Inc. ...........................................     5,032       252
  WorldCom, Inc. (7a) ....................................................     2,535        35
    U.S. GOVERNMENT AGENCIES (3.72 %)
  Fannie Mae .............................................................     4,740       411
  Freddie Mac ............................................................     4,920       339
    VARIETY STORES (2.55 %)
  Wal-Mart Stores, Inc. ..................................................     9,690       514
                                                                                        ------
  Total Common Stocks
  (cost: $ 20,484)..................................................................    19,687
                                                                                        ------


                                       PRINCIPAL      MARKET
                                        AMOUNT        VALUE
                                      -----------  -----------
SHORT-TERM OBLIGATIONS (2.07 %)
  Investors Bank & Trust Company (7e)
   5.18 %, Repurchase Agreement
    dated 12/29/2000 to be
    repurchased at $ 418 on
    01/02/2001 ...............          $ 418     $    418
                                                  --------
  Total Short-Term Obligations
  (cost: $ 418)..........................              418
                                                  --------
  Total Investment Securities
  (cost: $ 20,902).......................         $ 20,105
                                                  ========


SUMMARY

  Investments, at market value ...........................................    99.60 %      $ 20,105
  Other assets in
    excess of liabilities ................................................     0.40 %            80
                                                                             ------        --------
  Net assets .............................................................   100.00 %      $ 20,185
                                                                             ======        ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT  99

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                    --------------------         -----------------
COMMON STOCKS (97.53 %) (7I)
    AIR TRANSPORTATION (0.56 %)
  Airborne Inc. ........................................................    600                      $     6
  America West Holdings
    Corporation - Class B (7a) .........................................    600                            8
  Atlas Air, Inc. (7a) .................................................    500                           16
  Frontier Airlines, Inc. (7a) .........................................    200                            6
    AMUSEMENT & RECREATION SERVICES (0.25 %)
  Aztar Corporation (7a) ...............................................    700                            9
  Dover Downs Entertainment, Inc. ......................................    600                            7
    APPAREL & ACCESSORY STORES (0.65 %)
  Abercrombie & Fitch Co. -
    Class A (7a) .......................................................    700                           14
  AnnTaylor, Inc. (7a) .................................................    300                            7
  Charming Shoppes, Inc. (7a) ..........................................  1,000                            6
  Men's Wearhouse, Inc. (The) (7a)......................................    300                            8
  Stein Mart, Inc. (7a) ................................................    600                            7
    APPAREL PRODUCTS (0.08 %)
  Phillips-Van Heusen Corporation ......................................    400                            5
    APPAREL, PIECE GOODS, & NOTIONS (0.09 %)
  Skechers U.S.A., Inc. - Class A (7a)..................................    400                            6
    AUTO REPAIR, SERVICES & PARKING (0.56 %)
  Avis Group Holdings, Inc. (7a) .......................................    300                           10
  Dollar Thrifty Automotive
    Group, Inc. (7a) ...................................................    600                           11
  Ryder System, Inc. ...................................................    900                           15
    AUTOMOTIVE (0.76 %)
  ArvinMeritor, Inc. ...................................................  1,000                           11
  GenTek, Inc. .........................................................    600                           10
  Modine Manufacturing Company .........................................    500                           10
  Oshkosh Truck Corporation ............................................    400                           18
    AUTOMOTIVE DEALERS & SERVICE STATIONS (0.16 %)
  Group 1 Automotive, Inc. (7a) ........................................    700                            7
  United Auto Group, Inc. (7a) .........................................    400                            3
    BEVERAGES (0.42 %)
  Mondavi (Robert) Corporation
    (The) - Class A (7a) ...............................................    300                           16
  Sensient Technologies Corporation.....................................    500                           11
    BUSINESS SERVICES (2.60 %)
  24/7 Media, Inc. (7a) ................................................    300                          (7f)
  ADVO, Inc. (7a) ......................................................    300                           13
  APAC TeleServices, Inc. (7a) .........................................    800                            3
  Ask Jeeves, Inc. (7a) ................................................    300                            1
  Broadbase Software, Inc. (7a) ........................................    300                            2
  Digital Insight Corporation (7a) .....................................    200                            4
  Digital Island, Inc. (7a) ............................................    700                            3


                                                                         NUMBER OF                     MARKET
                                                                           SHARES                      VALUE
                                                                    --------------------        -----------------
COMMON STOCKS (CONTINUED)
    BUSINESS SERVICES (CONTINUED)
  eSpeed, Inc. - Class A (7a) ..........................................    100                      $     2
  F.Y.I. Incorporated (7a) .............................................    300                           11
  Fair, Isaac and Company,
    Incorporated .......................................................    300                           15
  Gentiva Health Services, Inc. (7a) ...................................      1                          (7f)
  GoTo.com, Inc. (7a) ..................................................    300                            2
  Hotel Reservations
    Network, Inc. (7a) .................................................    100                            3
  HotJobs.com, Ltd. (7a) ...............................................    200                            2
  Interliant, Inc. (7a) ................................................    400                            1
  Internet Pictures Corporation (7a)....................................    300                          (7f)
  internet.com Corporation (7a) ........................................    100                            1
  Jupiter Media Metrix, Inc. (7a) ......................................    300                            3
  Keynote Systems, Inc. (7a) ...........................................    200                            3
  Mail.com, Inc. (7a) ..................................................    300                          (7f)
  Modis Professional
    Services Inc. (7a) .................................................    600                            2
  National Data Corporation ............................................    400                           15
  NBC Internet, Inc. - Class A (7a) ....................................    500                            2
  Netcentives, Inc. (7a) ...............................................    300                            1
  PurchasePro.com, Inc. (7a) ...........................................    200                            4
  Rent-A-Center, Inc. (7a) .............................................    800                           28
  Rent-Way, Inc. (7a) ..................................................    400                            2
  SITEL Corporation (7a) ...............................................  1,100                            3
  SonicWALL, Inc. (7a) .................................................    200                            3
  Spherion Corporation (7a) ............................................    700                            8
  Tollgrade Communications,
    Inc. (7a) ..........................................................    200                            7
  Viant Corporation (7a) ...............................................    300                            1
  Wackenhut Corporation (The) -
    Class A (7a) .......................................................    300                            4
  XTRA Corporation (7a) ................................................    400                           19
    CHEMICALS & ALLIED PRODUCTS (3.22 %)
  Albermarle Corporation ...............................................    300                            7
  Alberto-Culver Company - Class B .....................................    500                           21
  Arch Chemicals, Inc. .................................................    700                           12
  ATMI, Inc. (7a) ......................................................    500                           10
  Cabot Microelectronics
    Corporation (7a) ...................................................    200                           10
  Church & Dwight Co., Inc. ............................................    600                           13
  Crompton Corporation .................................................    800                            8
  Cytec Industries Inc. (7a) ...........................................    600                           24
  Grace (W.R.) & Co. (7a) ..............................................  1,300                            4
  Lubrizol Corporation (The) ...........................................    700                           18
  Millennium Chemicals, Inc. ...........................................    900                           16
  Minerals Technologies Inc. ...........................................    300                           10
  NCH Corporation ......................................................    300                           11
  OM Group, Inc. .......................................................    300                           16
  Stepan Company .......................................................    500                           12
  Valspar Corporation (The) ............................................    500                           16
  Ventro Corporation (7a) ..............................................    200                          (7f)

See accompanying notes which are an integral part of the financial statements.

100  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                      VALUE
                                                                   --------------------         ------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL BANKS (4.98 %)
  BancFirst Corporation ................................................    500                      $    20
  Cathay Bancorp, Inc. .................................................    400                           24
  Citizens Banking Corporation .........................................    700                           20
  Corus Bankshares, Inc. ...............................................    600                           30
  Cullen/Frost Bankers, Inc. ...........................................    700                           29
  F & M National Corporation ...........................................  1,000                           26
  First Financial Bancorp ..............................................    500                           16
  Frontier Financial Corporation .......................................    300                            8
  GBC Bancorp ..........................................................    600                           23
  Hancock Holding Company ..............................................    600                           23
  Hudson United Bancorp, Inc. ..........................................    669                           14
  Imperial Bancorp (7a) ................................................    800                           21
  Silicon Valley Bancshares (7a) .......................................    500                           17
  UMB Financial Corporation ............................................    700                           26
  Whitney Holding Corporation ..........................................    700                           25
    COMMUNICATION (0.50 %)
  Insight Communications
    Company, Inc. (7a) .................................................  1,000                           24
  Tumbleweed Communications
    Corp. (7a) .........................................................    100                            2
  XM Satellite Radio Inc. (7a) .........................................    400                            6
    COMMUNICATIONS EQUIPMENT (1.12 %)
  C-COR.net Corp. (7a) .................................................    300                            3
  Checkpoint Systems, Inc. (7a) ........................................    300                            2
  General Semiconductor, Inc. (7a) .....................................    300                            2
  Glenayre Technologies, Inc. (7a) .....................................  1,000                            4
  Interlogix, Inc. (7a) ................................................    400                            8
  Metricom, Inc. (7a) ..................................................    200                            2
  Natural MicroSystems
    Corporation (7a) ...................................................    300                            3
  Netro Corporation (7a) ...............................................    300                            2
  Plantronics, Inc. (7a) ...............................................    300                           14
  Sensormatic Electronics
    Corporation (7a) ...................................................    800                           16
  Tut Systems, Inc. (7a) ...............................................    200                            2
  ViaSat, Inc. (7a) ....................................................    400                            5
  Wink Communications, Inc. ............................................  1,500                            9
    COMPUTER & DATA PROCESSING SERVICES (6.38 %)
  About.com, Inc. (7a) .................................................    100                            3
  Accrue Software, Inc. (7a) ...........................................    300                            1
  Actuate Corporation (7a) .............................................    400                            8
  Advent Software, Inc. (7a) ...........................................    200                            8
  Allaire Corporation (7a) .............................................    200                            1
  Aspen Technology, Inc. (7a) ..........................................    300                           10
  Avant ! Corporation (7a) .............................................    700                           13
  BARRA, Inc. (7a) .....................................................    250                           12
  Be Free, Inc. (7a) ...................................................    300                            1
  Bluestone Software, Inc. (7a) ........................................    100                            2
  Cerner Corporation (7a) ..............................................    200                            9
  Clarent Corporation (7a) .............................................    200                            2


                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  Cognizant Technology
    Solutions Corp. (7a) ...............................................    200                      $     7
  Convera Corporation (7a) .............................................    100                            2
  Dendrite International, Inc. (7a) ....................................    200                            4
  Documentum, Inc. (7a) ................................................    200                           10
  F5 Networks, Inc. (7a) ...............................................    200                            2
  Filenet Corporation (7a) .............................................    400                           11
  Great Plains Software, Inc. (7a) .....................................    100                            5
  GTECH Holdings Corp. (7a) ............................................    500                           10
  HNC Software Inc. (7a) ...............................................    300                            9
  Identix Incorporated (7a) ............................................    300                            2
  IDT Corporation (7a) .................................................    200                            4
  Imation Corp. (7a) ...................................................    800                           12
  Informatica Corporation (7a) .........................................    400                           16
  Intergraph Corporation (7a) ..........................................    300                            2
  International FiberCom, Inc. (7a) ....................................    300                            1
  InterTrust Technologies
    Corporation (7a) ...................................................    600                            2
  Interwoven, Inc. (7a) ................................................    300                           20
  IntraNet Solutions, Inc. (7a) ........................................    100                            5
  iXL Enterprises, Inc. (7a) ...........................................    300                          (7f)
  JDA Software Group, Inc. (7a) ........................................    700                            9
  LookSmart, Ltd. (7a) .................................................    400                            1
  Manugistics Group, Inc. (7a) .........................................    400                           23
  MapInfo Corporation (7a) .............................................    100                            5
  Mentor Graphics Corporation (7a)......................................    400                           11
  Multex.com, Inc. (7a) ................................................    200                            3
  National Processing, Inc. (7a) .......................................    700                           12
  NetIQ Corporation (7a) ...............................................    300                           26
  New Era of Networks, Inc. (7a) .......................................    400                            2
  Nuance Communications, Inc. (7a)......................................    100                            4
  Packeteer, Inc. (7a) .................................................    200                            2
  PCTEL, Inc. (7a) .....................................................    200                            2
  Pegasus Solutions, Inc. (7a) .........................................    450                            3
  Phoenix Technologies Ltd. (7a) .......................................    400                            5
  Predictive Systems, Inc. (7a) ........................................    700                            5
  Progress Software Corporation (7a)....................................    400                            6
  Puma Technology, Inc. (7a) ...........................................    500                            2
  Quintus Corporation (7a) (7j) ........................................    200                            1
  Radiant Systems, Inc. (7a) ...........................................    350                            7
  RadiSys Corporation (7a) .............................................    250                            6
  Ramp Networks, Inc. (7a) .............................................    200                            1
  Remedy Corporation (7a) ..............................................    300                            5
  Retek Inc. (7a) ......................................................    372                            9
  Secure Computing
    Corporation (7a) ...................................................    200                            2
  SERENA Software, Inc. (7a) ...........................................    200                            7
  SilverStream Software, Inc. (7a) .....................................    200                            4
  SportsLine USA, Inc. .................................................    300                            2
  StarMedia Network, Inc. (7a) .........................................    300                            1
  Technology Solutions
    Company (7a) .......................................................    800                            2
  THQ Inc. (7a) ........................................................    700                           17

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  101

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                    MARKET
                                                                           SHARES                     VALUE
                                                                   --------------------         ------------------
COMMON STOCKS (CONTINUED)
    COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  TriZetto Group, Inc. (The) (7a) ......................................    100                      $     2
  Unigraphics Solutions Inc. (7a) ......................................    600                           10
  Verity, Inc. (7a) ....................................................    300                            7
  WatchGuard Technologies,
    Inc. (7a) ..........................................................    100                            3
  WebTrends Corporation (7a) ...........................................    300                            9
  ZixIt Corporation (7a) ...............................................    200                            2
    COMPUTER & OFFICE EQUIPMENT (1.38 %)
  Advanced Digital Information
    Corporation (7a) ...................................................    500                           12
  Avocent Corporation (7a) .............................................    509                           14
  Black Box Corporation (7a) ...........................................    200                           10
  C-Cube Microsystems Inc. (7a) ........................................    400                            5
  Crossroads Systems, Inc. (7a) ........................................  1,400                            7
  In Focus Corporation (7a) ............................................    500                            7
  Iomega Corporation (7a) ..............................................  1,900                            6
  Maxtor Corporation (7a) ..............................................    600                            3
  Network Equipment
    Technologies, Inc. (7a) ............................................    200                            1
  Proxim, Inc. (7a) ....................................................    200                            9
  Quantum Corporation (7a) .............................................    800                            6
  Rainbow Technologies, Inc. (7a) ......................................    400                            6
  SCM Microsystems, Inc. (7a) ..........................................    100                            3
    CONSTRUCTION (2.67 %)
  Centex Corporation ...................................................    700                           26
  D.R. Horton, Inc. ....................................................    636                           16
  Del Webb Corporation (7a) ............................................    400                           12
  EMCOR Group, Inc. (7a) ...............................................    500                           13
  Foster Wheeler Corporation ...........................................    400                            2
  Kaufman and Broad Home
    Corporation ........................................................    500                           17
  M.D.C. Holdings, Inc. ................................................    400                           13
  NVR, Inc. (7a) .......................................................    100                           12
  Pulte Corporation ....................................................    300                           13
  Ryland Group, Inc. (The) .............................................    400                           16
  SBA Communications
    Corporation (7a) ...................................................    300                           12
  Standard Pacific Corp ................................................    500                           12
  Toll Brothers, Inc. (7a) .............................................    200                            8
    DEPARTMENT STORES (0.51 %)
  Dillard's, Inc. - Class A ............................................    700                            8
  Neiman Marcus Group, Inc. (The) -
    Class A (7a) .......................................................    700                           25
    DRUG STORES & PROPRIETARY STORES (0.34 %)
  Omnicare, Inc. .......................................................  1,000                           22
    EDUCATIONAL SERVICES (0.42 %)
  Career Education Corporation (7a).....................................    300                           12


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------         ------------------
COMMON STOCKS (CONTINUED)
    EDUCATIONAL SERVICES (CONTINUED)
  Learning Tree
    International, Inc. (7a) ...........................................    100                      $     5
  Sylvan Learning Systems, Inc. (7a)....................................    700                           10
    ELECTRIC SERVICES (0.87 %)
  El Paso Electric Company (7a) ........................................    800                           11
  IDACORP, Inc. ........................................................    400                           20
  UIL Holdings Corporation .............................................    500                           25
    ELECTRIC, GAS & SANITARY SERVICES (1.69 %)
  California Water Service Group .......................................    200                            5
  Madison Gas and Electric
    Company ............................................................    700                           16
  Public Service Company of
    New Mexico .........................................................    900                           24
  RGS Energy Group Inc. ................................................  1,000                           32
  UGI Corporation ......................................................    400                           10
  WPS Resources Corporation ............................................    600                           22
    ELECTRICAL GOODS (0.74 %)
  Anixter International, Inc. (7a) .....................................    600                           13
  Audiovox Corporation -
    Class A (7a) .......................................................    500                            5
  Brightpoint, Inc. (7a) ...............................................    600                            2
  Hughes Supply, Inc. ..................................................    400                            7
  Kent Electronics Corporation (7a).....................................    600                           10
  Pioneer-Standard Electronics, Inc. ...................................    900                           10
  World Access, Inc. (7a) ..............................................    600                            1
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.52 %)
  C&D Technologies, Inc. ...............................................    200                            9
  Electro Scientific
    Industries, Inc. (7a) ..............................................    300                            8
  Genlyte Group
    Incorporated (The) (7a) ............................................    400                           10
  Harman International Industries,
    Incorporated .......................................................    400                           15
  Littelfuse, Inc. (7a) ................................................    300                            9
  MP3.com, Inc. (7a) ...................................................    100                          (7f)
  National Service Industries, Inc. ....................................  1,000                           26
  Salton/Maxim
    Housewares, Inc. (7a) ..............................................    300                            6
  Woodhead Industries, Inc. ............................................    500                           10
  Zomax Incorporated (7a) ..............................................  1,100                            5
    ELECTRONIC COMPONENTS & ACCESSORIES (2.85 %)
  Actel Corporation (7a) ...............................................    300                            7
  Aeroflex Incorporated (7a) ...........................................    450                           13
  Alliance Semiconductor Corp. (7a).....................................    600                            7
  ANADIGICS, Inc. (7a) .................................................    400                            7
  Artesyn Technologies, Inc. (7a) ......................................    300                            5
  Aware, Inc. (7a) .....................................................    200                            4

See accompanying notes which are an integral part of the financial statements.

102  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                           SHARES                      VALUE
                                                                     --------------------        ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Benchmark Electronics, Inc. (7a) .....................................    400                       $     9
  Celeritek, Inc. (7a) .................................................    200                             8
  Cirrus Logic, Inc. (7a) ..............................................    400                             8
  DSP Group, Inc. (7a) .................................................    300                             6
  EMCORE Corporation (7a) ..............................................    200                             9
  ESS Technology, Inc. (7a) ............................................  1,100                             6
  Exar Corporation (7a) ................................................    200                             6
  Integrated Silicon
    Solution, Inc. (7a) ................................................    500                             7
  Mercury Computer
    Systems, Inc. (7a) .................................................    300                            14
  Methode Electronics, Inc. - Class A...................................    300                             7
  MIPS Technologies, Inc. -
    Class A (7a) .......................................................    400                            11
  MRV Communications, Inc. (7a) ........................................    300                             4
  Oak Technology, Inc. (7a) ............................................    500                             4
  Plexus Corp. (7a) ....................................................    400                            12
  REMEC, Inc. (7a) .....................................................    500                             5
  Sipex Corporation (7a) ...............................................    300                             7
  Three-Five Systems, Inc. (7a) ........................................    300                             5
  Varian Semiconductor Equipment
    Associates, Inc. (7a) ..............................................    300                             7
  Vicor Corporation (7a) ...............................................    200                             6
    ENGINEERING & MANAGEMENT SERVICES (0.50 %)
  Forrester Research, Inc. (7a) ........................................    200                            10
  Teledyne Technologies
    Incorporated (7a) ..................................................    400                             9
  Tetra Tech, Inc. (7a) ................................................    400                            13
    FABRICATED METAL PRODUCTS (1.21 %)
  CompX International Inc. .............................................    600                             5
  Harsco Corporation ...................................................    700                            17
  Shaw Group Inc. (The) (7a) ...........................................    300                            15
  SPS Technologies, Inc. (7a) ..........................................    300                            16
  Tower Automotive, Inc. (7a) ..........................................    500                             5
  Valmont Industries, Inc. .............................................    700                            13
  Watts Industries, Inc. - Class A .....................................    500                             7
    FOOD & KINDRED PRODUCTS (1.58 %)
  Agribrands International, Inc. (7a)...................................    300                            16
  Corn Products International, Inc. ....................................    500                            15
  Dean Foods Company ...................................................    400                            12
  Earthgrains Company (The) ............................................    400                             7
  Interstate Bakeries Corporation ......................................    700                            10
  Smithfield Foods, Inc. (7a) ..........................................    600                            18
  Suiza Foods Corporation (7a) .........................................    500                            24
    FOOD STORES (0.28 %)
  Whole Foods Market, Inc. (7a) ........................................    300                            18


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                  --------------------          ------------------
COMMON STOCKS (CONTINUED)
    FURNITURE & FIXTURES (0.54 %)
  HON INDUSTRIES Inc. ..................................................    400                       $    10
  Lear Corporation (7a) ................................................  1,000                            25
    FURNITURE & HOME FURNISHINGS STORES (0.31 %)
  Linens 'n Things, Inc. (7a) ..........................................    300                             8
  Pier 1 Imports, Inc. .................................................  1,200                            12
    GAS PRODUCTION & DISTRIBUTION (2.22 %)
  Cascade Natural Gas Corporation ......................................    500                             9
  Energen Corporation ..................................................    600                            19
  Northwest Natural Gas Company ........................................    500                            13
  ONEOK, Inc. ..........................................................    500                            24
  Peoples Energy Corporation ...........................................  1,000                            46
  South Jersey Industries, Inc. ........................................    500                            15
  Western Gas Resources, Inc. ..........................................    500                            17
    HEALTH SERVICES (2.73 %)
  Accredo Health, Incorporated (7a).....................................    200                            10
  Apria Healthcare Group Inc. (7a) .....................................    500                            15
  Caremark Rx, Inc. (7a) ...............................................  1,400                            19
  Coventry Health Care, Inc. (7a) ......................................    700                            19
  Cyber-Care, Inc. (7a) ................................................    400                             1
  DaVita Inc. (7a) .....................................................    700                            12
  Enzo Biochem, Inc. (7a) ..............................................    200                             5
  ILEX Oncology, Inc. (7a) .............................................    300                             8
  Laboratory Corporation of
    America Holdings (7a) ..............................................    100                            18
  Lincare Holdings Inc. (7a) ...........................................    300                            17
  Manor Care, Inc. (7a) ................................................    600                            12
  Orthodontic Centers
    of America, Inc. (7a) ..............................................    300                             9
  Province Healthcare Company (7a)......................................    300                            12
  StanCorp Financial Group, Inc. .......................................    400                            19
    HOLDING & OTHER INVESTMENT OFFICES (5.28 %)
  Alexandria Real Estate
    Equities, Inc. .....................................................    500                            19
  AMLI Residential Properties Trust.....................................    800                            20
  CBL & Associates Properties, Inc. ....................................    800                            20
  EastGroup Properties, Inc. ...........................................    600                            13
  Entertainment Properties .............................................    900                            10
  FelCor Lodging Trust
    Incorporated .......................................................  1,000                            24
  First Industrial Realty Trust, Inc. ..................................    800                            27
  Highwoods Properties, Inc. ...........................................  1,100                            27
  InterDigital Communications
    Corporation (7a) ...................................................    300                             2
  Macerich Company, (The) ..............................................  1,200                            23
  MeriStar Hospitality Corporation .....................................  1,100                            22
  Mid-America Apartment
    Communities, Inc. ..................................................    800                            18

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  103

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                                         NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
  Prime Group Realty Trust .............................................  1,400                       $    20
  PS Business Parks, Inc. ..............................................    600                            17
  Regency Realty Corporation ...........................................  1,100                            26
  Sovran Self Storage, Inc. ............................................    900                            18
  Summit Properties Inc. ...............................................    500                            13
  Weingarten Realty Investors ..........................................    500                            22
    HOTELS & OTHER LODGING PLACES (0.43 %)
  Extended Stay America, Inc. (7a) .....................................    700                             9
  Fairfield Communities, Inc. (7a) .....................................    700                            10
  Trendwest Resorts, Inc. (7a) .........................................    300                             8
  Wyndham International, Inc. -
    Class A (7a) .......................................................    700                             1
    INDUSTRIAL MACHINERY & EQUIPMENT (3.58 %)
  Agco Corporation .....................................................    700                             8
  Asyst Technologies, Inc. (7a) ........................................    400                             5
  Briggs & Stratton Corporation ........................................    400                            18
  Brooks Automation, Inc. (7a) .........................................    300                             8
  Cummins Engine Company, Inc. .........................................    400                            15
  FEI Company (7a) .....................................................    400                             9
  JLG Industries, Inc. .................................................    800                             9
  Kennametal Inc. ......................................................    500                            15
  Kulicke and Soffa
    Industries, Inc. (7a) ..............................................    600                             7
  Lennox International Inc. ............................................    700                             5
  Mattson Technology, Inc. (7a) ........................................    600                             6
  Nordson Corporation ..................................................    200                             5
  Photon Dynamics, Inc. (7a) ...........................................    300                             7
  Silicon Valley Group, Inc. (7a) ......................................    300                             9
  Stewart & Stevenson Services, Inc. ...................................    600                            14
  Tecumseh Products Company -
    Class A ............................................................    300                            13
  Timken Company (The) .................................................    500                             8
  Toro Company (The) ...................................................    600                            22
  Varian Medical Systems, Inc. (7a) ....................................    300                            20
  York International Corporation .......................................    400                            12
  Zebra Technologies Corporation -
    Class A (7a) .......................................................    400                            16
    INSTRUMENTS & RELATED PRODUCTS (2.29 %)
  Anaren Microwave, Inc. (7a) ..........................................    200                            13
  Coherent, Inc. (7a) ..................................................    500                            16
  Concord Camera Corp. (7a) ............................................    500                             8
  Cooper Companies, Inc. (The) .........................................    400                            16
  CyberOptics Corporation (7a) .........................................    400                             7
  Cymer, Inc. (7a) .....................................................    400                            10
  ESCO Technologies Inc. (7a) ..........................................    600                            12
  II-VI Incorporated (7a) ..............................................    400                             6
  Keithley Instruments, Inc. ...........................................    100                             4
  LTX Corporation (7a) .................................................    500                             6
  Molecular Devices
    Corporation (7a) ...................................................    200                            14


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    INSTRUMENTS & RELATED PRODUCTS (CONTINUED)
  Primex Technologies, Inc. ............................................    300                       $    10
  Robotic Vision Systems, Inc. (7a) ....................................    500                             1
  Rudolph Technologies, Inc. (7a) ......................................    200                             6
  Trimble Navigation Limited (7a) ......................................    200                             5
  Varian, Inc. (7a) ....................................................    300                            10
  Veeco Instruments Inc. (7a) ..........................................    100                             4
    INSURANCE (3.01 %)
  Alfa Corporation .....................................................    600                            11
  Fidelity National Financial, Inc. ....................................    600                            22
  First American Corporation ...........................................    500                            16
  Health Net Inc. (7a) .................................................  1,300                            34
  Humana Inc. (7a) .....................................................    900                            14
  LandAmerica Financial Group, Inc......................................    500                            20
  LifePoint Hospitals, Inc. (7a) .......................................    200                            10
  Medical Assurance, Inc. (7a) .........................................    700                            12
  Midland Company, (The) ...............................................    500                            14
  Pre-Paid Legal Services, Inc. (7a) ...................................    300                             8
  Triad Guaranty Inc. (7a) .............................................    400                            13
  Triad Hospitals, Inc. (7a) ...........................................    600                            20
    INSURANCE AGENTS, BROKERS & SERVICE (0.34 %)
  Baldwin & Lyons, Inc. - Class B ......................................    400                             9
  Gallagher (Arthur J.) & Co. ..........................................    200                            13
    IRON & STEEL FOUNDRIES (0.45 %)
  Precision Castparts Corp. ............................................    700                            29
    LEATHER & LEATHER PRODUCTS (0.16 %)
  Brown Shoe Company, Inc. .............................................    400                             5
  Steven Madden, Ltd. (7a) .............................................    700                             5
    LIFE INSURANCE (0.82 %)
  American National Insurance
    Company ............................................................    500                            37
  Liberty Corporation (The) ............................................    400                            16
    LUMBER & WOOD PRODUCTS (0.25 %)
  Rayonier, Inc. .......................................................    400                            16
    MACHINERY, EQUIPMENT & SUPPLIES (0.31 %)
  Applied Industrial
    Technologies, Inc. .................................................    600                            12
  Kaman Corporation - Class A ..........................................    500                             8
    MANAGEMENT SERVICES (0.40 %)
  AnswerThink, Inc. (7a) ...............................................    400                             1
  BlackRock, Inc. (7a) .................................................    300                            13
  DiamondCluster International,
    Inc. - Class A (7a) ................................................    400                            12
    MANUFACTURING INDUSTRIES (0.51 %)
  Brady Corporation - Class A ..........................................    400                            14

See accompanying notes which are an integral part of the financial statements.

104  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                                          NUMBER OF                    MARKET
                                                                            SHARES                      VALUE
                                                                     --------------------          ------------------
COMMON STOCKS (CONTINUED)
    MANUFACTURING INDUSTRIES (CONTINUED)
  Callaway Golf Company ................................................     600                     $    11
  JAKKS Pacific, Inc. (7a) .............................................     900                           8
    MEDICAL INSTRUMENTS & SUPPLIES (1.88 %)
  Arrow International, Inc. ............................................     300                          11
  Bacou USA, Inc. (7a) .................................................     500                          13
  Haemonetics Corporation (7a) .........................................     300                           9
  Inamed Corporation (7a) ..............................................     300                           6
  ResMed Inc. (7a) .....................................................     300                          12
  Respironics, Inc. (7a) ...............................................     700                          20
  Teleflex Incorporated ................................................     400                          18
  VISX, Incorporated (7a) ..............................................     500                           5
  Vital Signs, Inc. ....................................................     300                          10
  Zoll Medical Corporation (7a) ........................................     300                          11
  Zygo Corporation (7a) ................................................     200                           6
    METAL CANS & SHIPPING CONTAINERS (0.28 %)
  Ball Corporation .....................................................     400                          18
    METAL MINING (0.03 %)
  Battle Mountain Gold
    Company (7a) .......................................................     900                           2
    MINING (0.14 %)
  Arch Coal, Inc. ......................................................     400                           6
  USEC Inc. ............................................................     800                           3
    OIL & GAS EXTRACTION (3.36 %)
  Brown (Tom), Inc. (7a) ...............................................     600                          20
  Chesapeake Energy
    Corporation (7a) ...................................................   1,000                          10
  Cross Timbers Oil Company ............................................     750                          21
  Forest Oil Corporation (7a) ..........................................     320                          12
  Key Production Company,
    Inc. (7a) ..........................................................     300                          10
  Mitchell Energy & Development
    Corp. - Class A ....................................................     200                          12
  Parker Drilling Company (7a) .........................................     900                           5
  Patina Oil & Gas Corporation .........................................     400                          10
  Patterson Energy, Inc. (7a) ..........................................     700                          26
  Pioneer Natural Resources
    Company (7a) .......................................................     800                          16
  Pogo Producing Company ...............................................     500                          16
  Pure Resources, Inc. (7a) ............................................     800                          16
  Seitel, Inc. (7a) ....................................................     700                          13
  UTI Energy Corp. (7a) ................................................     400                          13
  Vintage Petroleum, Inc. ..............................................     800                          17
    PAPER & ALLIED PRODUCTS (0.40 %)
  Buckeye Technologies Inc. (7a) .......................................     500                           7
  Pope & Talbot, Inc. ..................................................     500                           8
  Schweitzer-Mauduit
    International, Inc. ................................................     600                          11

                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    PAPER & PAPER PRODUCTS (0.37 %)
  School Specialty, Inc. (7a) ..........................................    500                      $    10
  United Stationers Inc. (7a) ..........................................    600                           14
    PERSONAL CREDIT INSTITUTIONS (0.36 %)
  Advanta Corp. - Class A ..............................................    600                            5
  Metris Companies Inc. ................................................    600                           16
  NextCard, Inc. (7a) ..................................................    200                            2
    PERSONAL SERVICES (0.20 %)
  Heidrick & Struggles
    International, Inc. (7a) ...........................................    300                           13
    PETROLEUM REFINING (0.26 %)
  Pennzoil-Quaker State Company ........................................  1,300                           17
    PHARMACEUTICALS (5.43 %)
  Albany Molecular
    Research, Inc. (7a) ................................................    100                            6
  Allscripts, Inc. (7a) ................................................    200                            2
  Alpharma Inc. - Class A ..............................................    400                           18
  AmeriSource Health Corporation -
    Class A (7a) .......................................................    500                           25
  Amylin Pharmaceuticals, Inc. (7a) ....................................    400                            3
  Barr Laboratories, Inc. (7a) .........................................    100                            7
  Bergen Brunswig Corporation ..........................................  1,100                           17
  Bindley Western Industries, Inc. .....................................    266                           11
  Cell Genesys, Inc. (7a) ..............................................    700                           16
  Cell Therapeutics, Inc. (7a) .........................................    200                            9
  Diagnostic Products Corporation ......................................    300                           16
  Elan Corporation PLC - ADR (7a).......................................      1                          (7f)
  Emisphere Technologies, Inc. (7a).....................................    200                            5
  Enzon, Inc. (7a) .....................................................    300                           19
  IDEXX Laboratories, Inc. (7a) ........................................    500                           11
  ImmunoGen, Inc. (7a) .................................................    300                            6
  Inhale Therapeutic
    Systems, Inc. (7a) .................................................    200                           10
  InterMune Pharmaceuticals,
    Inc. (7a) ..........................................................    200                            9
  Invitrogen Corporation (7a) ..........................................    200                           17
  Kos Pharmaceuticals, Inc. (7a) .......................................    300                            5
  Maxim Pharmaceuticals, Inc. (7a) .....................................    400                            3
  Medicis Pharmaceutical
    Corporation - Class A (7a) .........................................    300                           18
  NBTY, Inc. (7a) ......................................................    700                            3
  Neurocrine Biosciences, Inc. (7a) ....................................    200                            7
  Neurogen Corporation (7a) ............................................    200                            7
  Noven Pharmaceuticals, Inc. (7a) .....................................    300                           11
  Nu Skin Enterprises, Inc. -
    Class A (7a) .......................................................  1,100                            6
  OSI Pharmaceuticals, Inc. (7a) .......................................    200                           16
  Perrigo Company (7a) .................................................    900                            7
  PolyMedica Corporation (7a) ..........................................    300                           10

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  105

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS (CONTINUED)
  PRAECIS PHARMACEUTICALS
    INCORPORATED (7a) ..................................................    300                       $     9
  Priority Healthcare Corporation -
    Class B (7a) .......................................................    200                             8
  Regeneron Pharmaceuticals,
    Inc. (7a) ..........................................................    200                             7
  SciClone Pharmaceuticals,
    Inc. (7a) ..........................................................    700                             3
  Syncor International
    Corporation (7a) ...................................................    200                             7
  Texas Biotechnology
    Corporation (7a) ...................................................    500                             4
  Vical Incorporated (7a) ..............................................    700                            13
    PRIMARY METAL INDUSTRIES (1.26 %)
  AK Steel Holding Corporation .........................................  1,300                            11
  Belden Inc. ..........................................................    500                            13
  Brush Engineered Materials Inc. ......................................    500                            10
  Cable Design Technologies
    Corporation (7a) ...................................................    600                            10
  Mueller Industries, Inc. (7a) ........................................    400                            11
  Quanex Corporation ...................................................    400                             8
  RTI International Metals, Inc. (7a)...................................    700                            10
  Worthington Industries, Inc. .........................................  1,000                             8
    PRINTING & PUBLISHING (1.97 %)
  Harland (John H.) Company ............................................    500                             7
  Lee Enterprises, Incorporated ........................................    500                            15
  Martha Stewart Living
    Omnimedia, Inc. (7a) ...............................................    400                             8
  McClatchy Company (The) -
    Class A ............................................................    300                            13
  Media General, Inc. - Class A ........................................    400                            15
  Paxar Corporation (7a) ...............................................    700                             7
  Penton Media, Inc. ...................................................    400                            11
  Pulitzer Inc. ........................................................    400                            19
  Scholastic Corporation (7a) ..........................................    200                            18
  Standard Register Company (The).......................................    500                             7
  Topps Company, Inc. (The) (7a) .......................................    800                             7
    RADIO & TELEVISION BROADCASTING (0.57 %)
  Beasley Broadcast Group, Inc. -
    Class A (7a) .......................................................  1,200                            10
  Citadel Communications
    Corporation (7a) ...................................................    600                             7
  Pac-West Telecom, Inc. (7a) ..........................................    600                             2
  Sinclair Broadcast Group, Inc. -
    Class A (7a) .......................................................    900                             9
  Sirius Satellite Radio, Inc. (7a) ....................................    300                             9

                                                                         NUMBER OF                    MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    RADIO, TELEVISION, & COMPUTER STORES (0.16 %)
  InterTAN, Inc. (7a) ..................................................    700                       $     8
  Tweeter Home Entertainment
    Group, Inc. (7a) ...................................................    200                             2
    RAILROADS (0.14 %)
  Wisconsin Central Transportation
    Corporation (7a) ...................................................    600                             9
    REAL ESTATE (1.02 %)
  Frontline Capital Group (7a) .........................................    100                             1
  Insignia Financial Group, Inc. (7a)...................................    700                             8
  Parkway Properties, Inc. .............................................    400                            12
  Security Capital Group
    Incorporated - Class B (7a) ........................................    800                            16
  Shurgard Storage
    Centers, Inc. - Class A ............................................  1,200                            29
    RESEARCH & TESTING SERVICES (1.97 %)
  ACNielsen Corporation (7a) ...........................................    700                            25
  American Superconductor
    Corporation (7a) ...................................................    200                             6
  Aurora Biosciences
    Corporation (7a) ...................................................    300                             9
  CuraGen Corporation (7a) .............................................    300                             8
  Diversa Corporation (7a) .............................................    200                             4
  Edwards Lifesciences
    Corporation (7a) ...................................................    500                             9
  Myriad Genetics, Inc. (7a) ...........................................    200                            17
  Neose Technologies, Inc. (7a) ........................................    200                             7
  Pharmaceutical Product
    Development, Inc. (7a) .............................................    200                            10
  Pharmacopeia, Inc. (7a) ..............................................    400                             9
  Sequenom Inc. (7a) ...................................................    400                             6
  Trimeris, Inc. (7a) ..................................................    100                             5
  Tularik Inc. (7a) ....................................................    400                            12
    RESTAURANTS (1.19 %)
  CBRL Group, Inc. .....................................................    500                             9
  Jack In The Box Inc. (7a) ............................................    400                            12
  Landry's Seafood Restaurants, Inc.....................................    900                             9
  Lone Star Industries, Inc. ...........................................  1,700                            16
  RARE Hospitality
    International, Inc. (7a) ...........................................    650                            15
  Ruby Tuesday, Inc. ...................................................    600                             9
  Ryan's Family Steak
    Houses, Inc. (7a) ..................................................    700                             7
    RETAIL TRADE (1.35 %)
  Barnes & Noble, Inc. (7a) ............................................    600                            16
  Borders Group, Inc. (7a) .............................................    800                             9

See accompanying notes which are an integral part of the financial statements.

106  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    RETAIL TRADE (CONTINUED)
  eToys Inc. (7a) ......................................................    400                      $   (7f)
  Hot Topic, Inc. (7a) .................................................    400                            7
  Insight Enterprises, Inc. (7a) .......................................    500                            9
  Michaels Stores, Inc. (7a) ...........................................    400                           11
  OfficeMax, Inc. (7a) .................................................    800                            2
  Schein (Henry), Inc. (7a) ............................................    300                           10
  Spiegel, Inc. - Class A ..............................................    500                            2
  Systemax Inc. (7a) ...................................................    500                            1
  ValueVision International, Inc. -
    Class A (7a) .......................................................    400                            5
  Zale Corporation (7a) ................................................    500                           15
    RUBBER & MISC. PLASTIC PRODUCTS (0.87 %)
  Bandag, Incorporated .................................................    300                           12
  Carlisle Companies Incorporated ......................................    300                           13
  Pactiv Corporation (7a) ..............................................  1,400                           17
  Reebok International Limited (7a).....................................    500                           14
    SAVINGS INSTITUTIONS (3.27 %)
  Astoria Financial Corporation ........................................    700                           39
  Bank United Corp. - Class A ..........................................    600                           42
  Bay View Capital Corporation .........................................    600                            4
  Dime Community Bancshares, Inc........................................    700                           18
  Downey Financial Corp. ...............................................    600                           33
  MAF Bancorp, Inc. ....................................................    700                           20
  Net.B@nk, Inc. (7a) ..................................................    300                            2
  OceanFirst Financial Corp. ...........................................    600                           15
  Richmond County Financial Corp........................................    700                           18
  Staten Island Bancorp, Inc. ..........................................    600                           13
  United Community Financial Corp.......................................  1,000                            7
    SECURITY & COMMODITY BROKERS (2.19 %)
  Affiliated Managers
    Group, Inc. (7a) ...................................................    400                           22
  AmeriCredit Corp. (7a) ...............................................    900                           25
  Dain Rauscher Corporation ............................................    200                           19
  Data Broadcasting
    Corporation (7a) ...................................................    400                            1
  GlobalNet Financial.com, Inc. (7a)....................................    300                          (7f)
  Investors Financial Services Corp. ...................................    200                           17
  Jefferies Group, Inc. ................................................    700                           22
  John Nuveen Company (The) -
    Class A ............................................................    100                            6
  Raymond James Financial, Inc. ........................................    600                           21
  Southwest Securities Group, Inc. .....................................    300                            8
    SHOE STORES (0.47 %)
  Footstar, Inc. (7a) ..................................................    400                           20
  Genesco Inc. (7a) ....................................................    400                           10
    STONE, CLAY & GLASS PRODUCTS (0.22 %)
  Centex Construction Products, Inc.....................................    500                           14


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (1.24 %)
  Centennial Communications
    Corp. (7a) .........................................................    500                      $     9
  CT Communications, Inc. ..............................................    400                            6
  E.Spire Communications Inc. (7a)......................................    300                          (7f)
  General Communication, Inc. -
    Class A (7a) .......................................................  1,300                            9
  Hickory Tech Corporation .............................................    300                            6
  Illuminet Holdings, Inc. (7a) ........................................    500                           11
  ITC-DeltaCom, Inc. (7a) ..............................................    700                            4
  Leap Wireless
    International, Inc. (7a) ...........................................    300                            8
  NEON Communications, Inc. (7a)........................................  1,600                           10
  North Pittsburgh Systems, Inc. .......................................    600                            7
  NTELOS, Inc. .........................................................    400                            7
  Rhythms NetConnections,
    Inc. (7a) ..........................................................    400                          (7f)
  Talk.Com, Inc. (7a) ..................................................    400                            1
  Universal Access, Inc. (7a) ..........................................    200                            2
    TEXTILE MILL PRODUCTS (0.54 %)
  Interface, Inc. - Class A ............................................    900                            8
  Mohawk Industries, Inc. (7a) .........................................    300                            8
  Springs Industries, Inc. - Class A ...................................    600                           19
    TRANSPORTATION & PUBLIC UTILITIES (0.03 %)
  Travelocity.com Inc. (7a) ............................................    200                            2
    TRANSPORTATION EQUIPMENT (0.40 %)
  Arctic Cat, Inc. .....................................................    500                            6
  Trinity Industries, Inc. .............................................    800                           20
    TRUCKING & WAREHOUSING (1.12 %)
  Arkansas Best Corporation (7a) .......................................    400                            7
  CNF Transportation Inc. ..............................................    200                            7
  Landstar System, Inc. (7a) ...........................................    300                           17
  Roadway Express, Inc. ................................................    500                           11
  USFreightways Corporation ............................................    400                           12
  Yellow Corporation (7a) ..............................................    900                           18
    VARIETY STORES (0.47 %)
  Fred's Inc. ..........................................................    400                            8
  ShopKo Stores, Inc. (7a) .............................................    500                            3
  Venator Group, Inc. (7a) .............................................  1,200                           19
    WATER TRANSPORTATION (0.25 %)
  Alexander & Baldwin, Inc. ............................................    600                           16
    WHOLESALE TRADE DURABLE GOODS (1.18 %)
  Commercial Metals Company ............................................    400                            9
  Fisher Scientific
    International Inc. (7a) ............................................    300                           11
  Globix Corporation (7a) ..............................................    200                            1

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  107

SCHEDULE OF INVESTMENTS
WRL GOLDMAN SACHS SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF   MARKET
                                                                              SHARES      VALUE
                                                                            ----------  --------
COMMON STOCKS (CONTINUED)
    WHOLESALE TRADE DURABLE GOODS (CONTINUED)
  Handleman Company (7a) .................................................        900   $   7
  Netegrity, Inc. (7a) ...................................................        150       8
  Owens & Minor, Inc. ....................................................        900      16
  Reliance Steel & Aluminum Co. ..........................................        550      14
  Watsco, Inc. ...........................................................        900      10
    WHOLESALE TRADE NONDURABLE GOODS (0.42 %)
  Central Garden & Pet
    Company (7a) .........................................................        700       5
  Fleming Companies, Inc. ................................................        700       8
  Universal Corporation ..................................................        400      14
                                                                                        -----
  Total Common Stocks
  (cost: $ 6,323)...................................................................    6,292
                                                                                        -----


                                       PRINCIPAL    MARKET
                                        AMOUNT      VALUE
                                      ----------- ----------
SHORT-TERM OBLIGATIONS (0.08 %)
  Investors Bank & Trust Company (7e)
   5.18 %, Repurchase Agreement
    dated 12/29/2000 to be
    repurchased at $ 5 on
    01/02/2001 ...............            $ 5      $     5
                                                   -------
  Total Short-Term Obligations
  (cost: $ 5)............................                5
                                                   -------
  Total Investment Securities
  (cost: $ 6,328)........................          $ 6,297
                                                   =======


SUMMARY

  Investments, at market value ...........................................    97.61 %      $ 6,297
  Other assets in
    excess of liabilities ................................................     2.39 %          154
                                                                             ------        -------
  Net assets .............................................................   100.00 %      $ 6,451
                                                                             ======        =======

See accompanying notes which are an integral part of the financial statements.

108  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (95.53 %)
    AEROSPACE (0.84 %)
  United Technologies Corporation ......................................    1,900                    $   149
    AMUSEMENT & RECREATION SERVICES (1.20 %)
  Disney (Walt) Company (The) ..........................................    5,800                        168
  MGM MIRAGE ...........................................................    1,550                         44
    APPAREL & ACCESSORY STORES (0.38 %)
  Nordstrom, Inc. ......................................................    3,700                         67
    AUTOMOTIVE (0.78 %)
  Honeywell International Inc. .........................................    2,900                        137
    BEVERAGES (1.75 %)
  Coca-Cola Company (The) ..............................................    1,100                         67
  PepsiCo, Inc. ........................................................    4,890                        242
    BUSINESS SERVICES (2.79 %)
  Equifax Inc ..........................................................    3,200                         92
  Omnicom Group, Inc. ..................................................    2,800                        232
  Viad Corp ............................................................    7,300                        168
    CHEMICALS & ALLIED PRODUCTS (2.16 %)
  Colgate-Palmolive Company ............................................    1,300                         84
  Du Pont (E.I.) de Nemours
    and Company ........................................................    1,000                         48
  Pharmacia Corporation ................................................    4,075                        249
    COMMERCIAL BANKS (8.50 %)
  Bank of New York
    Company, Inc. (The) ................................................    5,300                        292
  Chase Manhattan
    Corporation (The) ..................................................    1,700                         77
  Citigroup Inc. .......................................................   11,062                         566
  FleetBoston Financial Corporation.....................................      500                          19
  Mellon Financial Corporation .........................................    5,980                         294
  Wells Fargo & Company ................................................    4,490                         250
    COMMUNICATION (1.15 %)
  Comcast Corporation - Class A (7a)....................................    3,500                         146
  Viacom, Inc. - Class B (7a) ..........................................    1,200                          56
    COMMUNICATIONS EQUIPMENT (1.37 %)
  Motorola, Inc. .......................................................    3,500                          71
  Nokia Oyj - ADR ......................................................    2,100                          91
  Nortel Networks Corporation ..........................................    2,500                          80
    COMPUTER & DATA PROCESSING SERVICES (3.32 %)
  America Online, Inc. (7a) ............................................    1,900                          66
  Automatic Data Processing, Inc .......................................    3,300                         209
  First Data Corporation ...............................................    3,000                         158
  Microsoft Corporation (7a) ...........................................    3,500                         152


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    COMPUTER & OFFICE EQUIPMENT (1.49 %)
  Cisco Systems, Inc. (7a) .............................................   1,300                      $    50
  Dell Computer Corporation (7a) .......................................   5,500                           96
  EMC Corporation (7a) .................................................     600                           40
  Hewlett-Packard Company ..............................................   2,400                           76
    DRUG STORES & PROPRIETARY STORES (1.29 %)
  CVS Corporation ......................................................   3,800                          228
    ELECTRIC SERVICES (1.30 %)
  TECO Energy, Inc. ....................................................   7,100                          230
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.29 %)
  General Electric Company .............................................   4,750                          228
    ELECTRONIC COMPONENTS & ACCESSORIES (1.99 %)
  JDS Uniphase Corporation (7a) ........................................     300                           13
  Linear Technology Corporation ........................................   1,800                           83
  Molex Incorporated - Class A .........................................     700                           18
  SDL, Inc. (7a) .......................................................     200                           30
  Solectron Corporation (7a) ...........................................   1,400                           47
  Texas Instruments Incorporated .......................................   2,400                          114
  Xilinx, Inc. (7a) ....................................................   1,000                           46
    FABRICATED METAL PRODUCTS (1.68 %)
  Gillette Company (The) ...............................................   3,100                          112
  Masco Corporation ....................................................   7,200                          185
    FOOD & KINDRED PRODUCTS (4.01 %)
  General Mills, Inc. ..................................................   2,700                          120
  McCormick & Company,
    Incorporated .......................................................   4,600                          166
  Philip Morris Companies Inc. .........................................   5,600                          246
  Quaker Oats Company (The) ............................................   1,800                          175
    HOLDING & OTHER INVESTMENT OFFICES (5.29 %)
  Archstone Communities Trust ..........................................   6,700                          173
  Cousins Properties Incorporated ......................................   6,990                          195
  Duke-Weeks Realty Corporation ........................................   7,541                          186
  Reckson Associates Realty Corp. ......................................   7,320                          183
  Vornado Realty Trust .................................................   5,100                          195
    INDUSTRIAL MACHINERY & EQUIPMENT (2.92 %)
  Applied Materials, Inc. (7a) .........................................   2,100                           80
  Baker Hughes Incorporated ............................................   5,200                          216
  Pall Corporation .....................................................   6,900                          147
  Tyco International Ltd. ..............................................   1,300                           72
    INSTRUMENTS & RELATED PRODUCTS (0.58 %)
  Analogic Corporation .................................................   2,280                          102

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  109

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (5.16 %)
  ACE Limited ..........................................................    5,700                     $   242
  Cigna Corporation ....................................................    1,800                         238
  XL Capital Ltd. - Class A ............................................    4,900                         428
    INSURANCE AGENTS, BROKERS & SERVICE (0.84 %)
  Marsh & McLennan
    Companies, Inc. ....................................................    1,270                         149
    LIFE INSURANCE (1.01 %)
  American General Corporation .........................................    2,200                         179
    LUMBER & OTHER BUILDING MATERIALS (0.84 %)
  Home Depot, Inc. (The) ...............................................    1,500                          69
  Lowe's Companies, Inc. ...............................................    1,800                          80
    MANUFACTURING INDUSTRIES (0.27 %)
  Hasbro Inc. ..........................................................    4,550                          48
    MEDICAL INSTRUMENTS & SUPPLIES (0.58 %)
  Teleflex Incorporated ................................................    2,300                         102
    METAL MINING (0.46 %)
  Newmont Mining Corporation ...........................................    4,800                          82
    OIL & GAS EXTRACTION (0.41 %)
  Diamond Offshore Drilling, Inc. ......................................    1,800                          72
    PAPER & ALLIED PRODUCTS (1.15 %)
  Avery Dennison Corporation ...........................................      600                          33
  Kimberly-Clark Corporation ...........................................    2,400                         170
    PETROLEUM REFINING (7.64 %)
  Amerada Hess Corporation .............................................    2,530                         185
  BP Amoco PLC - ADR ...................................................    3,800                         182
  Chevron Corporation ..................................................    2,480                         209
  Exxon Mobil Corporation ..............................................    4,508                         392
  Royal Dutch Petroleum Company -
    NY Registered Shares ...............................................    4,400                         266
  Texaco Inc. ..........................................................    1,800                         112
    PHARMACEUTICALS (9.51 %)
  Abbott Laboratories ..................................................    3,000                         145
  American Home Products
    Corporation ........................................................    6,100                         388
  Bristol-Myers Squibb Co ..............................................    2,000                         148
  Johnson & Johnson ....................................................    1,300                         137
  Merck & Co., Inc. ....................................................    1,500                         140
  Pfizer Inc. ..........................................................   11,040                         508
  Schering-Plough Corporation ..........................................    3,700                         210
    PRIMARY METAL INDUSTRIES (0.50 %)
  Phelps Dodge Corporation .............................................    1,600                          89


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    PRINTING & PUBLISHING (1.39 %)
  McGraw-Hill Companies,
    Inc. (The) .........................................................   2,100                      $   123
  Tribune Company ......................................................   2,900                          123
    RAILROADS (0.75 %)
  Union Pacific Corporation ............................................   2,600                          132
    REAL ESTATE (2.91 %)
  Arden Realty, Inc. ...................................................   3,600                           90
  ProLogis Trust .......................................................   8,900                          198
  Starwood Hotels & Resorts
    Worldwide, Inc. ....................................................   6,400                          226
    SECURITY & COMMODITY BROKERS (3.00 %)
  Morgan Stanley Dean Witter & Co.......................................   1,000                           79
  Waddell & Reed Financial, Inc. -
    Class B ............................................................  12,010                          450
    TELECOMMUNICATIONS (4.83 %)
  ALLTEL Corporation ...................................................   3,300                          206
  SBC Communications Inc. ..............................................   4,100                          196
  Sprint Corporation (FON Group) .......................................   3,500                           71
  Verizon Communications, Inc. .........................................   3,748                          188
  Vodafone Group PLC - ADR .............................................   3,500                          125
  WorldCom, Inc. (7a) ..................................................   4,700                           66
    TRANSPORTATION & PUBLIC UTILITIES (1.00 %)
  C.H. Robinson Worldwide, Inc. ........................................   2,700                           85
  Expeditors International of
    Washington, Inc. ...................................................   1,700                           91
    U.S. GOVERNMENT AGENCIES (4.31 %)
  Fannie Mae ...........................................................   3,300                          286
  Freddie Mac ..........................................................   6,900                          475
    VARIETY STORES (2.89 %)
  Family Dollar Stores, Inc. ...........................................  13,230                          284
  Target Corporation ...................................................   7,000                          226
                                                                                                      -------
  Total Common Stocks
  (cost: $ 15,215)............................................................................         16,849
                                                                                                      -------


                                       PRINCIPAL    MARKET
                                         AMOUNT     VALUE
                                      -----------  -------
COMMERCIAL PAPER (6.22 %)
  Aon Corporation
    6.70 %, due 01/08/2001 .........     $ 100     $ 100
  Countrywide Home Loans, Inc.
    6.60 %, due 01/31/2001 .........       250       249
  New York State Power Authority
    6.55 %, due 01/30/2001 .........       250       249

See accompanying notes which are an integral part of the financial statements.

110  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE DIVIDEND GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                       PRINCIPAL     MARKET
                                        AMOUNT       VALUE
                                      ----------  -----------
COMMERCIAL PAPER (CONTINUED)
  Park Avenue Receivables
    Corp. - 144A (7c)
    6.60 %, due 01/10/2001 .........     $ 500    $    498
                                                  --------
  Total Commercial Paper
  (cost: $ 1,096).............................       1,096
                                                  --------
  Total Investment Securities
  (cost: $ 16,311)............................    $ 17,945
                                                  ========


SUMMARY

  Investments, at market value ...........................................  101.75 %         $ 17,945
  Liabilities in
    excess of other assets ...............................................   (1.75)%             (308)
                                                                            ------           --------
  Net assets .............................................................  100.00 %         $ 17,637
                                                                            ======           ========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  111

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (97.57 %)
    AEROSPACE (0.19 %)
  Triumph Group, Inc. (7a) .............................................  1,400                       $    57
    AGRICULTURE (0.04 %)
  Delta and Pine Land Company ..........................................    600                            13
    AIR TRANSPORTATION (0.60 %)
  Mesaba Holdings, Inc. (7a) ...........................................  5,200                            65
  SkyWest, Inc. ........................................................  4,000                           115
    AMUSEMENT & RECREATION SERVICES (0.53 %)
  International Speedway
    Corporation - Class A ..............................................  2,200                            84
  Westwood One, Inc. (7a) ..............................................  3,900                            75
    APPAREL & ACCESSORY STORES (1.55 %)
  AnnTaylor, Inc. (7a) .................................................  2,400                            60
  Men's Wearhouse, Inc. (The) (7a)                                        5,800                           158
  Pacific Sunwear of
    California, Inc. (7a) ..............................................  2,875                            74
  Ross Stores, Inc. ....................................................  3,200                            54
  Talbots, Inc. (The) ..................................................  2,600                           119
    APPAREL PRODUCTS (0.45 %)
  Quiksilver, Inc. (7a) ................................................  7,000                           136
    AUTO REPAIR, SERVICES & PARKING (0.22 %)
  Avis Group Holdings, Inc. (7a) .......................................  2,000                            65
    AUTOMOTIVE (0.06 %)
  Gentex Corporation (7a) ..............................................  1,000                            19
    AUTOMOTIVE DEALERS & SERVICE STATIONS (0.66 %)
  Group 1 Automotive, Inc. (7a) ........................................  6,200                            58
  O'Reilly Automotive, Inc. (7a) .......................................  5,200                           139
    BUSINESS CREDIT INSTITUTIONS (0.05 %)
  Heller Financial, Inc. ...............................................    500                            15
    BUSINESS SERVICES (3.92 %)
  Catalina Marketing
    Corporation (7a) ...................................................  2,100                            82
  ChoicePoint Inc. (7a) ................................................  2,200                           144
  F.Y.I. Incorporated (7a) .............................................  3,200                           118
  Fair, Isaac and Company,
    Incorporated .......................................................  1,500                            77
  Getty Images, Inc. (7a) ..............................................  3,600                           115
  GoTo.com, Inc. (7a) (7b) .............................................  1,000                             7
  infoUSA Inc. (7a) ....................................................    400                             1
  Jupiter Media Metrix, Inc. (7a) ......................................  1,000                             9
  Keynote Systems, Inc. (7a) ...........................................  4,400                            62
  Lamar Advertising Company (7a) .......................................    800                            31
  Manpower, Inc. .......................................................  1,700                            65
  National Data Corporation ............................................  1,200                            44


                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    BUSINESS SERVICES (CONTINUED)
  NCO Group, Inc. (7a) .................................................  3,500                       $   106
  Professional Staff PLC - ADR (7a) ....................................  2,200                            12
  PurchasePro.com, Inc. (7a) (7b) ......................................  2,200                            39
  Register.com, Inc. (7a) (7b) .........................................  4,900                            34
  SonicWALL, Inc. (7a) .................................................  4,400                            72
  Spherion Corporation (7a) ............................................    400                             5
  Teletech Holdings, Inc. (7a) .........................................  4,400                            81
  True North Communications Inc. .......................................    400                            17
  Valassis Communications, Inc. (7a)                                      1,800                            57
    CHEMICALS & ALLIED PRODUCTS (1.95 %)
  ATMI, Inc. (7a) ......................................................  8,300                           162
  Cabot Corporation ....................................................  1,300                            34
  Cabot Microelectronics
    Corporation (7a) ...................................................  2,481                           129
  Cambrex Corporation ..................................................  2,100                            95
  OM Group, Inc. .......................................................  1,900                           104
  Smith International, Inc. (7a) .......................................    800                            60
    COMMERCIAL BANKS (2.47 %)
  City National Corporation ............................................  4,300                           167
  Commerce Bancorp, Inc. ...............................................  2,692                           184
  Community First Bankshares, Inc. .....................................  5,100                            96
  National Commerce
    Bancorporation .....................................................  2,800                            69
  Southwest Bancorporation
    of Texas, Inc. (7a) ................................................  2,800                           120
  Sterling Bancshares, Inc. ............................................  5,300                           105
    COMMUNICATION (0.38 %)
  American Tower Corporation -
    Class A (7a) (7b) ..................................................    300                            11
  Crown Castle International
    Corp. (7a) .........................................................  1,650                            45
  Insight Communications
    Company, Inc. (7a) .................................................    900                            21
  LodgeNet Entertainment
    Corporation (7a) ...................................................    700                            12
  SpectraSite Holdings, Inc. (7a) ......................................  1,900                            25
    COMMUNICATIONS EQUIPMENT (5.08 %)
  Adaptive Broadband
    Corporation (7a) ...................................................  1,800                            11
  Advanced Fibre
    Communications, Inc. (7a) ..........................................  1,700                            31
  AudioCodes Ltd. (7a) .................................................  2,600                            35
  Carrier Access
    Corporation (7a) (7b) ..............................................    800                             7
  C-COR.net Corp. (7a) .................................................  1,100                            11
  Ceragon Networks Ltd. (7a) ...........................................  1,300                            16
  CommScope, Inc. (7a) .................................................  2,900                            48
  Comverse Technology, Inc. (7a) .......................................    800                            87

See accompanying notes which are an integral part of the financial statements.

112  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATIONS EQUIPMENT (CONTINUED)
  Copper Mountain
    Networks, Inc. (7a) ................................................  2,100                       $    12
  Ditech Communications
    Corporation (7a) ...................................................  2,900                            47
  Floware Wireless Systems Ltd. (7a)....................................  1,600                            19
  Gilat Satellite Networks, Ltd. (7a) ..................................  1,200                            31
  Harmonic Lightwaves, Inc. (7a) .......................................  6,934                            39
  Inter-Tel, Incorporated ..............................................  2,400                            18
  InterVoice, Inc. (7a) ................................................  4,100                            30
  L-3 Communications
    Holdings, Inc. (7a) (7b) ...........................................  3,300                           253
  Natural MicroSystems
    Corporation (7a) ...................................................  4,200                            41
  Openwave Systems, Inc. (7a) ..........................................    805                            39
  PECO II, Inc. (7a) ...................................................  1,400                            36
  Plantronics, Inc. (7a) ...............................................  5,100                           240
  Polycom, Inc. (7a) ...................................................  4,600                           148
  Powerwave Technologies, Inc. (7a)                                       2,900                           170
  Sawtek Inc. (7a) .....................................................  1,300                            60
  SeaChange International, Inc. (7a)                                        500                            10
  Spectrian Corporation (7a) ...........................................  3,100                            50
  Terayon Communication
    Systems, Inc. (7a) (7b) ............................................    200                             1
  ViaSat, Inc. (7a) ....................................................  1,800                            24
  Western Multiplex
    Corporation (7a) (7b) ..............................................  1,800                            12
    COMPUTER & DATA PROCESSING SERVICES (11.02 %)
  Actuate Corporation (7a) (7b) ........................................  6,000                           115
  Advent Software, Inc. (7a) ...........................................    800                            32
  Affiliated Computer Services, Inc. -
    Class A (7a) .......................................................  1,300                            79
  Allaire Corporation (7a) .............................................  3,200                            16
  Aspen Technology, Inc. (7a) (7b) .....................................  1,300                            43
  BackWeb Technologies Ltd. (7a) .......................................  6,700                            45
  BARRA, Inc. (7a) .....................................................    900                            42
  BISYS Group, Inc. (The) (7a) (7b)                                       2,000                           104
  Broadvision, Inc. (7a) ...............................................  2,000                            24
  Com21, Inc. (7a) .....................................................  5,400                            25
  Comdisco, Inc. .......................................................  1,700                            19
  Concord Communications,
    Inc. (7a) (7b) .....................................................  2,200                            19
  Dendrite International, Inc. (7a) ....................................  2,200                            49
  Echelon Corporation (7a) .............................................    500                             8
  Electronic Arts Inc. (7a) (7b) .......................................  1,400                            60
  eLoyalty Corporation (7a) ............................................  1,800                            12
  Embarcadero
    Technologies, Inc. (7a) ............................................  1,800                            81
  F5 Networks, Inc. (7a) (7b) ..........................................    400                             4
  FactSet Research Systems Inc. ........................................  4,700                           174
  Henry (Jack) & Associates, Inc. ......................................  1,800                           112



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    COMPUTER & DATA PROCESSING SERVICES (CONTINUED)
  HNC Software Inc. (7a) ...............................................    600                       $    18
  Hyperion Solutions
    Corporation (7a) ...................................................  3,300                            51
  Informatica Corporation (7a) .........................................  4,400                           174
  Interact Commerce
    Corporation (7a) ...................................................    800                             7
  Internet Security Systems, Inc. (7a)                                    1,000                            78
  IntraNet Solutions, Inc. (7a) ........................................  2,300                           117
  Keane, Inc. (7a) .....................................................  4,500                            44
  Liberate Technologies (7a) ...........................................  3,500                            48
  Macromedia, Inc. (7a) ................................................  1,300                            79
  Manugistics Group, Inc. (7a) .........................................  4,000                           228
  MatrixOne, Inc. (7a) .................................................  2,900                            53
  Mercury Interactive
    Corporation (7a) ...................................................    900                            81
  Micromuse Inc. (7a) ..................................................  1,400                            85
  NetIQ Corporation (7a) ...............................................  2,082                           182
  Network Associates, Inc. (7a) ........................................  3,200                            13
  Optimal Robotics Corp. (7a) ..........................................  2,100                            70
  Packeteer, Inc. (7a) .................................................  6,000                            74
  Peregrine Systems, Inc. (7a) .........................................  3,825                            76
  ProBusiness Services, Inc. (7a) ......................................    300                             8
  Radiant Systems, Inc. (7a) ...........................................  1,650                            34
  Remedy Corporation (7a) ..............................................  5,900                            98
  SERENA Software, Inc. (7a) ...........................................  2,900                            99
  SignalSoft Corporation (7a) ..........................................    500                             5
  Sybase, Inc. (7a) ....................................................  5,000                            99
  Symantec Corporation (7a) ............................................    900                            30
  THQ Inc. (7a) ........................................................  5,700                           139
  Titan Corporation (The) (7a) .........................................  1,100                            18
  USinternetworking, Inc. (7a) (7b)                                       3,150                            16
  Verity, Inc. (7a) ....................................................  3,900                            94
  WebTrends Corporation (7a) ...........................................  4,400                           127
    COMPUTER & OFFICE EQUIPMENT (2.49 %)
  Avocent Corporation (7a) .............................................  2,750                            74
  Concurrent Computer
    Corporation (7a) ...................................................  1,700                             9
  Emulex Corporation (7a) ..............................................  1,200                            96
  Extended Systems
    Incorporated (7a) ..................................................  1,200                            14
  National Instruments
    Corporation (7a) ...................................................  2,900                           141
  Proxim, Inc. (7a) ....................................................  4,500                           194
  RSA Security, Inc. (7a) ..............................................  1,300                            69
  SanDisk Corporation (7a) .............................................  1,800                            50
  SONICblue Incorporated (7a) ..........................................  6,600                            27
  Sun Microsystems, Inc. (7a) ..........................................    800                            22
  Symbol Technologies, Inc. (7b) .......................................    750                            27
  Xircom, Inc. (7a) ....................................................  1,700                            26

See accompanying notes which are an integral part of the financial statements.

                                      2000 ANNUAL REPORT  113

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    CONSTRUCTION (1.61 %)
  Dycom Industries, Inc. (7a) (7b) .....................................  3,900                       $   140
  Insituform Technologies, Inc. -
    Class A (7a) .......................................................  5,200                           207
  Kaufman and Broad Home
    Corporation ........................................................    800                            27
  Quanta Services, Inc. (7a) ...........................................  3,350                           108
    DEPARTMENT STORES (0.31 %)
  Neiman Marcus Group, Inc. (The) -
    Class A (7a) .......................................................  2,600                            92
    DRUG STORES & PROPRIETARY STORES (0.40 %)
  Duane Reade Inc. (7a) (7b) ...........................................  1,000                            31
  Omnicare, Inc. .......................................................  4,100                            89
    EDUCATIONAL SERVICES (0.90 %)
  DeVRY Inc. (7a) ......................................................  2,500                            94
  Learning Tree
    International, Inc. (7a) ...........................................  3,550                           176
    ELECTRIC SERVICES (0.38 %)
  Calpine Corporation (7a) .............................................  2,500                           113
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.91 %)
  Catalytica Energy
    Systems, Inc. (7a) .................................................    621                            11
  Harman International Industries,
    Incorporated .......................................................  2,100                            77
  Technitrol, Inc. .....................................................  4,000                           165
  Zomax Incorporated (7a) ..............................................  4,100                            19
    ELECTRONIC COMPONENTS & ACCESSORIES (8.97 %)
  Alliance Semiconductor Corp. (7a)                                       1,000                            11
  Alpha Industries, Inc. (7a) ..........................................  3,500                           130
  Amphenol Corporation -
    Class A (7a) .......................................................  2,500                            98
  Applied Micro Circuits
    Corporation (7a) (7b) ..............................................    790                            59
  Artesyn Technologies, Inc. (7a) ......................................  4,500                            71
  AXT, Inc. (7a) .......................................................  1,300                            43
  Benchmark Electronics, Inc. (7a) .....................................    400                             9
  Cree, Inc. (7a) (7b) .................................................  2,200                            78
  CTS Corporation ......................................................  2,100                            77
  Dallas Semiconductor
    Corporation ........................................................    800                            21
  DDi Corp. (7a) .......................................................  1,900                            52
  Exar Corporation (7a) ................................................  3,600                           112
  Finisar Corporation (7a) .............................................  2,000                            58
  GlobeSpan, Inc. (7a) .................................................    900                            25
  hi/fn, inc. (7a) .....................................................  1,100                            30
  Integrated Silicon
    Solution, Inc. (7a) ................................................  7,300                           105
  International Rectifier
    Corporation (7a) ...................................................    700                            21



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Jabil Circuit, Inc. (7a) .............................................    200                       $     5
  KEMET Corporation (7a) ...............................................  3,900                            59
  Kopin Corporation (7a) ...............................................  6,100                            67
  Lattice Semiconductor
    Corporation (7a) ...................................................  5,800                           107
  Mercury Computer
    Systems, Inc. (7a) .................................................  2,500                           116
  Micrel, Incorporated (7a) ............................................  3,800                           128
  Microchip Technology
    Incorporated (7a) ..................................................  1,525                            33
  MIPS Technologies, Inc. -
    Class A (7a) .......................................................    500                            13
  NVIDIA Corporation (7a) (7b) .........................................    800                            26
  Oplink Communications,
    Inc. (7a) (7b) .....................................................  1,400                            25
  Pericom Semiconductor
    Corporation (7a) ...................................................  4,900                            91
  Pixelworks, Inc. (7a) ................................................  1,000                            22
  Plexus Corp. (7a) ....................................................  4,100                           125
  Power-One, Inc. (7a) .................................................  1,800                            71
  QLogic Corporation (7a) ..............................................  1,149                            88
  QuickLogic Corporation (7a) ..........................................  4,100                            28
  REMEC, Inc. (7a) .....................................................  3,100                            30
  Sanmina Corporation (7a) .............................................    700                            54
  Semtech Corporation (7a) .............................................  4,100                            90
  Silicon Storage Technology,
    Inc. (7a) (7b) .....................................................  6,800                            80
  Sipex Corporation (7a) ...............................................  1,800                            43
  Spectra-Physics Lasers, Inc. (7a) ....................................    700                            18
  Supertex, Inc. (7a) ..................................................  1,000                            20
  Three-Five Systems, Inc. (7a) ........................................    500                             9
  TranSwitch Corporation (7a) ..........................................  4,050                           158
  TriQuint Semiconductor, Inc. (7a).....................................  2,000                            87
  Varian Semiconductor Equipment
    Associates, Inc. (7a) ..............................................  3,800                            90
  Virata Corporation (7a) (7b) .........................................  1,000                            11
    ENGINEERING & MANAGEMENT SERVICES (0.43 %)
  Forrester Research, Inc. (7a) ........................................  1,500                            75
  Tetra Tech, Inc. (7a) ................................................  1,675                            53
    FABRICATED METAL PRODUCTS (0.26 %)
  Simpson Manufacturing
    Co., Inc. (7a) .....................................................  1,500                            77
    FOOD & KINDRED PRODUCTS (0.37 %)
  Dreyer's Grand Ice Cream, Inc. .......................................  2,700                            88
  Smithfield Foods, Inc. (7a) ..........................................    800                            24
    FOOD STORES (0.14 %)
  Casey's General Stores, Inc. .........................................  2,700                            40
  Wild Oats Markets, Inc. (7a) .........................................    600                             3

See accompanying notes which are an integral part of the financial statements.

114  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    FURNITURE & FIXTURES (0.16 %)
  Ethan Allen Interiors Inc. .........................................      900                       $    30
  Furniture Brands
    International, Inc. (7a) ...........................................    900                            19
    FURNITURE & HOME FURNISHINGS STORES (0.29 %)
  Linens 'n Things, Inc. (7a) ..........................................  1,050                            29
  Williams-Sonoma, Inc. (7a) ...........................................  2,900                            58
    HEALTH SERVICES (4.08 %)
  Advance Paradigm, Inc. (7a) ..........................................  2,700                           123
  AmeriPath, Inc. (7a) .................................................  4,000                           100
  Enzo Biochem, Inc. (7a) ..............................................  1,500                            37
  Express Scripts, Inc. - Class A (7a)                                      850                            87
  Hooper Holmes, Inc. ..................................................  9,100                           101
  Lincare Holdings Inc. (7a) ...........................................  3,100                           177
  Province Healthcare Company (7a)                                        5,100                           201
  Specialty Laboratories, Inc. (7a) ....................................  1,500                            50
  StanCorp Financial Group, Inc. .......................................  2,500                           119
  Tanox Inc. (7a) ......................................................  1,200                            47
  Universal Health Services, Inc. -
    Class B (7a) .......................................................  1,650                           184
    HOLDING & OTHER INVESTMENT OFFICES (0.23 %)
  Apartment Investment &
    Management Co. - Class A ...........................................  1,400                            70
    INDUSTRIAL MACHINERY & EQUIPMENT (2.10 %)
  Applied Science and
    Technology, Inc. (7a) ..............................................  1,000                            12
  Asyst Technologies, Inc. (7a) ........................................  7,200                            97
  Brooks Automation, Inc. (7a) .........................................  1,000                            28
  Cooper Cameron Corporation (7a)                                         1,200                            79
  Mettler-Toledo
    International Inc. (7a) ............................................  3,200                           174
  Novellus Systems, Inc. (7a) (7b) .....................................    300                            11
  Pentair, Inc. ........................................................  3,200                            77
  Terex Corporation (7a) ...............................................  2,000                            32
  Zebra Technologies Corporation -
    Class A (7a) .......................................................  3,000                           122
    INSTRUMENTS & RELATED PRODUCTS (4.32 %)
  Anaren Microwave, Inc. (7a) ..........................................  3,100                           208
  APA Optics, Inc. (7a) ................................................  2,100                            14
  Cognex Corporation (7a) ..............................................  3,100                            69
  Coherent, Inc. (7a) ..................................................  2,300                            75
  Cohu, Inc. ...........................................................  2,800                            39
  Cymer, Inc. (7a) .....................................................  3,300                            85
  Cytyc Corporation (7a) ...............................................  3,200                           200
  Dionex Corporation (7a) ..............................................  3,250                           112
  Fossil, Inc. (7a) ....................................................  1,950                            28
  Imax Corporation (7a) (7b) ...........................................  3,100                             9
  LTX Corporation (7a) .................................................  3,900                            51



                                                                        NUMBER OF                     MARKET
                                                                          SHARES                       VALUE
                                                                   --------------------          ------------------
COMMON STOCKS (CONTINUED)
    INSTRUMENTS & RELATED PRODUCTS (CONTINUED)
  Molecular Devices
    Corporation (7a) ...................................................  2,100                       $   144
  Newport Corporation ..................................................  1,300                           102
  SBS Technologies, Inc. (7a) ..........................................  1,400                            42
  Varian, Inc. (7a) ....................................................  3,500                           119
    INSURANCE (1.55 %)
  LifePoint Hospitals, Inc. (7a) (7b)...................................  4,000                           201
  PMI Group, Inc. (The) ................................................  1,000                            68
  Radian Group, Inc. ...................................................  2,623                           197
    INSURANCE AGENTS, BROKERS & SERVICE (0.43 %)
  Brown & Brown, Inc. ..................................................    800                            28
  First Health Group Corp. (7a) ........................................  2,200                           102
    LEATHER & LEATHER PRODUCTS (0.72 %) Cole (Kenneth) Productions, Inc. -
    Class A (7a) .......................................................  2,700                           109
  Timberland Company (The) -
    Class A (7a) .......................................................  1,600                           107
    LIFE INSURANCE (0.51 %)
  Annuity and Life Re
    (Holdings), Ltd. ...................................................    600                            19
  Nationwide Financial Services,
    Inc. - Class A .....................................................  1,600                            76
  Protective Life Corporation ..........................................  1,800                            58
    MACHINERY, EQUIPMENT & SUPPLIES (0.51 %)
  MSC Industrial Direct Co., Inc. -
    Class A (7a) .......................................................  2,700                            49
  National-Oilwell, Inc. (7a) ..........................................  2,700                           104
    MANAGEMENT SERVICES (0.62 %)
  Corporate Executive Board
    Company (The) (7a) .................................................    600                            24
  DiamondCluster International, Inc. -
    Class A (7a) (7b) ..................................................  5,300                           162
    MANUFACTURING INDUSTRIES (0.22 %)
  JAKKS Pacific, Inc. (7a) .............................................  7,100                            65
    MEDICAL INSTRUMENTS & SUPPLIES (2.51 %)
  Apogent Technologies, Inc. (7a) ......................................    800                            16
  Datascope Corp. ......................................................  4,200                           144
  DENTSPLY International Inc. ..........................................  2,200                            86
  ICU Medical, Inc. (7a) ...............................................  2,400                            72
  Mentor Corporation ...................................................  6,500                           127
  MiniMed Inc. (7a) ....................................................    900                            38
  Novoste Corporation (7a) .............................................    400                            11
  ResMed Inc. (7a) (7b) ................................................  5,000                           199
  Zoll Medical
    Corporation (7a) (7b) ..............................................  1,700                            60

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  115

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                          NUMBER OF                      MARKET
                                                                           SHARES                        VALUE
                                                                     --------------------          ------------------
COMMON STOCKS (CONTINUED)
    METAL MINING (0.18 %)
  Stillwater Mining Company (7a) .........................................  1,400                       $    55
    MOTION PICTURES (0.44 %)
  Macrovision Corporation (7a) ...........................................  1,800                           133
    OIL & GAS EXTRACTION (5.15 %)
  Barrett Resources
    Corporation (7a) .....................................................  5,100                           289
  BJ Services Company (7a) ...............................................    900                            62
  Brown (Tom), Inc. (7a) .................................................  5,600                           184
  Cabot Oil & Gas Corporation -
    Class A ..............................................................  6,600                           206
  Cal Dive International, Inc. (7a) ......................................  2,600                            69
  Louis Dreyfus Natural Gas
    Corp. (7a) ...........................................................  3,100                           142
  Marine Drilling
    Companies, Inc. (7a) .................................................  6,300                           169
  Patterson Energy, Inc. (7a) ............................................  4,900                           183
  UTI Energy Corp. (7a) ..................................................  7,400                           242
    PERSONAL CREDIT INSTITUTIONS (0.21 %)
  Metris Companies Inc. ..................................................  2,450                            64
    PERSONAL SERVICES (0.48 %)
  G&K Services, Inc. - Class A ...........................................    950                            27
  Heidrick & Struggles
    International, Inc. (7a) .............................................  2,800                           118
    PHARMACEUTICALS (8.20 %)
  Alkermes, Inc. (7a) (7b) ...............................................  2,300                            72
  Alpharma Inc. - Class A (7b) ...........................................  3,100                           136
  Andrx Corporation - Andrx
    Group (7a) (7b) ......................................................    600                            35
  Cell Genesys, Inc. (7a) ................................................  1,200                            27
  Cephalon, Inc. (7a) (7b) ...............................................  2,114                           134
  COR Therapeutics, Inc. (7a) (7b) .......................................  1,300                            46
  Cubist Pharmaceuticals, Inc. (7a) ......................................    500                            15
  Enzon, Inc. (7a) (7b) ..................................................  2,800                           174
  Forest Laboratories, Inc. (7a) .........................................    350                            47
  Gilead Sciences, Inc. (7a) .............................................  1,000                            83
  ImClone Systems
    Incorporated (7a) (7b) ...............................................    600                            26
  Inhale Therapeutic Systems,
    Inc. (7a) (7b) .......................................................  2,900                           146
  Invitrogen Corporation (7a) (7b) .......................................  2,100                           181
  King Pharmaceuticals, Inc. (7a) ........................................  4,467                           231
  K-V Pharmaceutical Company -
    Class A (7a) .........................................................  2,700                            68
  Neurocrine Biosciences, Inc. (7a) ......................................  3,300                           109
  PolyMedica Corporation (7a) ............................................  2,000                            67
  Priority Healthcare Corporation -
    Class B (7a) .........................................................  2,600                           106
  Protein Design Labs, Inc. (7a) (7b)                                       1,500                           130


                                                                          NUMBER OF                      MARKET
                                                                           SHARES                        VALUE
                                                                     --------------------          ------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS (CONTINUED)
  QLT, Inc. (7a) .........................................................  2,800                       $    78
  Serologicals Corporation (7a) ..........................................  6,200                            93
  Shire Pharmaceuticals Group PLC -
    ADR (7a) (7b) ........................................................  2,496                           115
  Techne Corporation (7a) ................................................  6,100                           220
  Transkaryotic Therapies,
    Inc. (7a) (7b) .......................................................    700                            26
  Triangle Pharmaceuticals, Inc. (7a)                                       7,300                            36
  Vical Incorporated (7a) ................................................  1,900                            35
  ViroPharma
    Incorporated (7a) (7b) ...............................................  1,800                            26
    PRIMARY METAL INDUSTRIES (0.38 %)
  Andrew Corporation (7a) ................................................  2,400                            52
  Maverick Tube Corporation (7a) .........................................  2,800                            63
    PRINTING & PUBLISHING (0.57 %)
  Harte-Hanks Inc. .......................................................  2,100                            50
  Scholastic Corporation (7a) ............................................    900                            80
  Topps Company, Inc. (The) (7a) .........................................  4,600                            42
    RADIO & TELEVISION BROADCASTING (1.92 %)
  Citadel Communications
    Corporation (7a) .....................................................  4,000                            48
  Cox Radio, Inc. - Class A (7a) .........................................  3,500                            79
  Emmis Communications
    Corporation - Class A (7a) ...........................................  5,000                           143
  Entercom Communications
    Corp. (7a) ...........................................................  2,100                            72
  Pegasus Communications
    Corporation (7a) (7b) ................................................  2,400                            62
  Price Communications
    Corporation (7a) .....................................................  3,400                            57
  Radio One, Inc. - Class A (7a) .........................................    600                             6
  Radio One, Inc. - Class D (7a) (7b)                                       5,900                            65
  Regent Communications, Inc. (7a)                                          7,600                            45
    RADIO, TELEVISION, & COMPUTER STORES (0.21 %)
  Tweeter Home Entertainment
    Group, Inc. (7a) (7b) ................................................  5,100                            62
    REAL ESTATE (0.38 %)
  Catellus Development
    Corporation (7a) .....................................................  4,300                            75
  Homestore.com, Inc. (7a) ...............................................  1,200                            24
  Trammell Crow Company (7a) .............................................  1,000                            14
    RESEARCH & TESTING SERVICES (2.73 %)
  ACNielsen Corporation (7a) .............................................  2,200                            80
  Affymetrix, Inc. (7a) (7b) .............................................  1,200                            89
  Aurora Biosciences
    Corporation (7a) .....................................................  3,400                           107
  Celgene Corporation (7a) ...............................................  1,100                            36

See accompanying notes which are an integral part of the financial statements.

116  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                          NUMBER OF                      MARKET
                                                                           SHARES                        VALUE
                                                                     --------------------          ------------------
COMMON STOCKS (CONTINUED)
    RESEARCH & TESTING SERVICES (CONTINUED)
  Collateral Therapeutics,
    Inc. (7a) (7b) .....................................................    900                      $     16
  Exelixis, Inc. (7a) ..................................................    600                             9
  Human Genome Sciences,
    Inc. (7a) (7b) .....................................................  1,500                           104
  Incyte Genomics, Inc. (7a) ...........................................  3,800                            95
  META Group, Inc. (7a) ................................................  3,450                            22
  Myriad Genetics, Inc. (7a) ...........................................    700                            58
  Neose Technologies, Inc. (7a) ........................................    400                            13
  Profit Recovery Group
    International, Inc. (The) (7a) .....................................  1,400                             9
  Symyx Technologies, Inc. (7a) ........................................  3,700                           133
  Trimeris, Inc. (7a) ..................................................    900                            49
    RESTAURANTS (1.01 %)
  BUCA, Inc. (7a) ......................................................  1,400                            21
  CEC Entertainment Inc. (7a) ..........................................  3,600                           123
  P.F. Chang's China
    Bistro, Inc. (7a) (7b) .............................................    800                            25
  RARE Hospitality
    International, Inc. (7a) ...........................................  1,650                            37
  Sonic Corp. (7a) .....................................................  4,150                            97
    RETAIL TRADE (0.41 %)
  Insight Enterprises, Inc. (7a) .......................................  1,500                            27
  Whitehall Jewellers, Inc. (7a) .......................................  3,300                            23
  Zale Corporation (7a) ................................................  2,500                            73
    RUBBER & MISC. PLASTIC PRODUCTS (0.50 %)
  Carlisle Companies Incorporated ......................................  1,200                            52
  Spartech Corporation .................................................  1,000                            21
  VANS, INC. (7a) ......................................................  4,500                            76
    SAVINGS INSTITUTIONS (0.52 %)
  Bank United Corp. - Class A ..........................................  2,300                           157
    SECURITY & COMMODITY BROKERS (3.13 %)
  Affiliated Managers
    Group, Inc. (7a) ...................................................  3,400                           187
  AmeriCredit Corp. (7a) ...............................................  3,300                            90
  Eaton Vance Corp. ....................................................  2,000                            65
  Investment Technology
    Group, Inc. (7a) ...................................................  4,500                           188
  Investors Financial Services Corp. ...................................  1,000                            86
  Legg Mason, Inc. .....................................................  1,700                            93
  Waddell & Reed Financial, Inc. -
    Class A (7b) .......................................................  6,150                           231


                                                                          NUMBER OF                      MARKET
                                                                           SHARES                        VALUE
                                                                     --------------------          ------------------
COMMON STOCKS (CONTINUED)
    SOCIAL SERVICES (0.30 %)
  Bright Horizons Family
    Solutions, Inc. (7a) ...............................................  3,400                      $     89
    TELECOMMUNICATIONS (1.41 %)
  AirGate PCS, Inc. (7a) ...............................................  1,500                            53
  ITC-DeltaCom, Inc. (7a) ..............................................  6,000                            32
  McLeodUSA Incorporated -
    Class A (7a) .......................................................  1,821                            26
  Millicom International
    Cellular SA (7a) ...................................................  2,100                            48
  NEON Communications, Inc. (7a)                                          2,600                            17
  Time Warner Telecom Inc. -
    Class A (7a) .......................................................  2,200                           140
  Turnstone Systems, Inc. (7a) (7b) ....................................  2,200                            16
  Western Wireless Corporation -
    Class A (7a) .......................................................  2,300                            90
    TEXTILE MILL PRODUCTS (0.25 %)
  Mohawk Industries, Inc. (7a) .........................................  2,750                            75
    TRANSPORTATION & PUBLIC UTILITIES (1.38 %)
  C.H. Robinson Worldwide, Inc. ........................................  6,000                           189
  EGL, Inc. (7a) .......................................................  2,400                            57
  Expeditors International of
    Washington, Inc. ...................................................  1,600                            86
  UTI Worldwide, Inc. (7a) .............................................  4,000                            81
    TRUCKING & WAREHOUSING (1.08 %)
  Forward Air Corporation (7a) .........................................  4,300                           160
  Iron Mountain Incorporated (7a) ......................................  4,400                           163
    VARIETY STORES (0.51 %)
  Cost Plus, Inc. (7a) .................................................  2,150                            63
  Dollar Tree Stores, Inc. (7a) ........................................  1,750                            43
  Family Dollar Stores, Inc. ...........................................  2,200                            47
    WHOLESALE TRADE DURABLE GOODS (1.48 %)
  Netegrity, Inc. (7a) .................................................  3,000                           163
  Patterson Dental Company (7a) ........................................  3,000                           102
  SCP Pool Corporation (7a) ............................................  3,800                           114
  Watsco, Inc. .........................................................  5,600                            65
    WHOLESALE TRADE NONDURABLE GOODS (0.15 %)
  Performance Food Group
    Company (7a) .......................................................    900                            46
                                                                                                     --------
  Total Common Stocks
  (cost: $ 30,579)................................................................................     29,293
                                                                                                     --------

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  117

SCHEDULE OF INVESTMENTS
WRL T. ROWE PRICE SMALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                       PRINCIPAL     MARKET
                                        AMOUNT       VALUE
                                      ----------  -----------
COMMERCIAL PAPER (2.65 %)
  BMW U.S. Capital Corp.
    6.45 %, due 01/02/2001 .........     $ 102    $    102
  Dover Corporation - 144A (7c)
    6.50 %, due 02/16/2001 .........       500         496
  Verizon Global Funding Corp.
    6.50 %, due 02/02/2001 .........       200         199
                                                  --------
  Total Commercial Paper
  (cost: $ 797)...............................         797
                                                  --------
  Total Investment Securities
  (cost: $ 31,376)............................    $ 30,090
                                                  ========


SUMMARY

  Investments, at market value ...........................................   100.22 %         $ 30,090
  Liabilities in
    excess of other assets ...............................................    (0.22)%              (66)
                                                                            -------           --------
  Net assets .............................................................   100.00 %         $ 30,024
                                                                            =======           ========

See accompanying notes which are an integral part of the financial statements.

118  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                       PRINCIPAL   MARKET
                                        AMOUNT      VALUE
                                      ----------  --------
CORPORATE DEBT SECURITIES (0.01 %)
    MORTGAGE BANKERS & BROKERS (0.01 %)
  ContiFinancial Corporation (7g)
    8.13 %, due 04/01/2008 .........  $  80       $  12
                                                  -----
  Total Corporate Debt Securities
  (cost: $ 15)................................       12
                                                  -----
CONVERTIBLE BONDS (3.43 %)
    BUSINESS SERVICES (1.52 %)
  DoubleClick Inc. (7b)
    4.75 %, due 03/15/2006 .........  2,290       1,305
    INDUSTRIAL MACHINERY & EQUIPMENT (0.76 %)
  Friede Goldman Halter, Inc.
    4.50 %, due 09/15/2004 .........  1,250         647
    RETAIL TRADE (1.15 %)
  Amazon.com, Inc.
    4.75 %, due 02/01/2009 .........  2,625         984
                                                  -----
  Total Convertible Bonds

  (cost: $ 3,353).............................    2,936
                                                  -----


                                                        NUMBER OF             MARKET
                                                         SHARES                VALUE
                                                  --------------------  ------------------
PREFERRED STOCKS (1.54 %)
    MOTION PICTURES (1.54 %)
  News Corporation
    Limited (The) - ADR (7b) ...................    45,300                    $ 1,317
                                                                              -------
  Total Preferred Stocks
  (cost: $ 1,558)...................................................            1,317
                                                                              -------
COMMON STOCKS (83.71 %)
    AGRICULTURE (1.33 %)
  Michael Foods, Inc. ..........................    37,700                      1,136
    AUTOMOTIVE (1.05 %)
  General Motors Corporation -
    Class H (7a) ...............................    39,000                        897
    BEVERAGES (2.18 %)
  Pepsi Bottling Group, Inc. (The) .............    46,900                      1,873
    BUSINESS SERVICES (1.48 %)
  Caminus Corporation (7a) (7b) ................    17,700                        412
  Organic, Inc. (7a) ...........................    58,900                        48
  Viant Corporation (7a) (7b) ..................   204,600                        812
    CHEMICALS & ALLIED PRODUCTS (3.44 %)
  OM Group, Inc ................................    31,300                      1,710
  PolyOne Corporation ..........................   210,900                      1,239


                                                   NUMBER OF                    MARKET
                                                    SHARES                      VALUE
                                            --------------------          ------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL BANKS (7.20 %)
  Bank of New York
    Company, Inc. (The) (7h) ...................   25,100                     $ 1,385
  Banknorth Group, Inc. ........................   51,600                       1,029
  FleetBoston Financial Corporation.............   58,600                       2,200
  Mercantile Bankshares Corporation.............   35,900                       1,550
    COMMUNICATION (2.34 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .......................   29,900                         406
  NTL Incorporated (7a) (7b) ...................   24,800                         594
  UnitedGlobalCom, Inc. -
    Class A (7a) ...............................   74,100                       1,010
    COMMUNICATIONS EQUIPMENT (0.67 %)
  CommScope, Inc. (7a) .........................   34,500                         571
    COMPUTER & DATA PROCESSING SERVICES (2.45 %)
  About.com, Inc. (7a) (7b) ....................   22,100                         595
  Genuity Inc. (7a) ............................  176,100                         892
  Paradigm Geophysical Ltd. (7a) ...............   28,700                         129
  Razorfish Inc. - Class A (7a) ................   97,200                         158
  Scient Corporation (7a) (7b) .................  100,400                         326
    COMPUTER & OFFICE EQUIPMENT (2.86 %)
  3Com Corporation (7a) ........................   68,500                         582
  Compaq Computer Corporation ..................   56,500                         850
  Palm, Inc. (7a) ..............................   15,000                         425
  Visual Networks, Inc. (7a) ...................  183,600                         597
    DEPARTMENT STORES (4.23 %)
  Federated Department
    Stores, Inc. (7a) ..........................  103,600                       3,625
    ELECTRONIC COMPONENTS & ACCESSORIES (3.16 %)
  Advanced Micro Devices, Inc. (7a).............   50,200                         693
  NVIDIA Corporation (7a) (7b) .................   26,400                         865
  Solectron Corporation (7a) ...................   33,900                       1,149
    FOOD & KINDRED PRODUCTS (3.00 %)
  Hormel Foods Corporation (7b) ................  130,500                       2,430
  Sanfilippo (John B.) & Son, Inc. (7a)            34,500                         138
    FOOD STORES (4.81 %)
  Delhaize America, Inc ........................   57,500                       1,035
  Delhaize America, Inc.
    (non-voting) ...............................    4,257                          75
  Pathmark Stores, Inc. (7a) ...................   50,200                         828
  Safeway Inc. (7a) ............................   35,000                       2,188

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  119

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                            NUMBER OF                   MARKET
                                                                             SHARES                     VALUE
                                                                      --------------------        ------------------
COMMON STOCKS (CONTINUED)
    HEALTH SERVICES (3.19 %)
  HCA - The Healthcare Company ...........................................   41,800                    $  1,840
  Health Management Associates,
    Inc. - Class A (7a) ..................................................   43,200                         896
    HOLDING & OTHER INVESTMENT OFFICES (1.06 %)
  Equity Office Properties Trust (7b)                                        27,800                         907
    INDUSTRIAL MACHINERY & EQUIPMENT (1.20 %)
  Ingersoll-Rand Company .................................................   24,600                       1,030
    OIL & GAS EXTRACTION (3.91 %)
  3TEC Energy Corporation (7a) ...........................................   43,600                         774
  Diamond Offshore Drilling, Inc. ........................................   35,200                       1,408
  R&B Falcon Corporation (7a) ............................................   51,000                       1,170
    PAPER & ALLIED PRODUCTS (1.09 %)
  International Paper Company ............................................   22,800                         931
    PETROLEUM REFINING (3.43 %)
  Suncor Energy Inc. (7b) ................................................   49,100                       1,261
  Tesoro Petroleum
    Corporation (7a) (7b) ................................................  144,500                       1,680
    PHARMACEUTICALS (6.41 %)
  Invitrogen Corporation (7a) (7b) .......................................   10,700                         924
  Ligand Pharmaceuticals
    Incorporated (7a) ....................................................   73,700                       1,032
  Merck & Co., Inc. ......................................................   20,600                       1,929
  Novartis AG - ADR ......................................................   36,000                       1,611
    PRIMARY METAL INDUSTRIES (3.11 %)
  AK Steel Holding Corporation ...........................................   90,700                         794
  Alcoa Inc. .............................................................   55,800                       1,869
    PRINTING & PUBLISHING (1.08 %)
  Primedia Inc. (7a) (7b) ................................................   77,900                         930
    RADIO & TELEVISION BROADCASTING (1.01 %)
  Sinclair Broadcast Group, Inc. -
    Class A (7a) (7b) ....................................................   86,700                         870
    RESTAURANTS (1.92 %)
  Wendy's International, Inc. ............................................   62,800                       1,649
    RETAIL TRADE (1.20 %)
  Staples, Inc. (7a) (7b) ................................................   87,100                       1,029
    SAVINGS INSTITUTIONS (1.42 %)
  Bank United Corp. - Class A ............................................   17,900                       1,221
    TELECOMMUNICATIONS (8.07 %)
  Dobson Communications
    Corporation - Class A (7a) ...........................................   91,400                       1,337


                                                                            NUMBER OF                   MARKET
                                                                             SHARES                     VALUE
                                                                      --------------------        ------------------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  Rogers Wireless Communications
    Inc. - Class B (7a) ..................................................   29,900                    $    529
  SBC Communications Inc. ................................................   34,700                       1,657
  Verizon Communications, Inc. ...........................................   48,200                       2,415
  WorldCom, Inc. (7a) ....................................................   69,400                         972
    VARIETY STORES (3.75 %)
  Costco Wholesale
    Corporation (7a) (7h) ................................................   80,600                       3,218
    WATER TRANSPORTATION (1.38 %)
  SEACOR SMIT Inc. (7a) ..................................................   22,500                       1,184
    WHOLESALE TRADE DURABLE GOODS (0.28 %)
  Latitude
    Communications, Inc. (7a) ............................................   62,600                         243
                                                                                                       --------
  Total Common Stocks
  (cost: $ 71,581)................................................................................       71,762
                                                                                                       --------


                                     NUMBER OF     MARKET
                                     CONTRACTS      VALUE
                                    -----------  ----------
PURCHASED OPTIONS (0.26 %)
  Costco Wholesale Corporation
    Puts Strike $ 32.50,
    Expires 01/20/2001 .........         49      $     1
  S&P Index
    Puts Strike $ 1,300,
    Expires 01/20/2001 .........         33           73
  S&P Index
    Puts Strike $ 1,275,
    Expires 01/20/2001 .........         84          126
  S&P Index
    Puts Strike $ 1,250,
    Expires 02/17/2001 .........         13           27
                                                 -------
  Total Options
  (cost: $ 330)............................          227
                                                 -------


                                        PRINCIPAL     MARKET
                                         AMOUNT       VALUE
                                       -----------  ----------
SHORT-TERM OBLIGATIONS (10.21 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement dated
    12/29/2000 to be repurchased
    at $ 8,757 on
    01/02/2001 .................        $ 8,752      $  8,752
                                                     --------
  Total Short-Term Obligations
  (cost: $ 8,752)..........................             8,752
                                                     --------
  Total Investment Securities
  (cost: $ 85,589).........................          $ 85,006
                                                    ========

See accompanying notes which are an integral part of the financial statements.

120  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL SALOMON ALL CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



SUMMARY

  Investments, at market value ...........................................    99.16 %      $ 85,006
  Other assets in
    excess of liabilities ................................................     0.84 %           724
                                                                             ------        --------
  Net assets .............................................................   100.00 %      $ 85,730
                                                                             ======        ========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  121

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                            NUMBER OF                   MARKET
                                                                             SHARES                     VALUE
                                                                      --------------------        ------------------
COMMON STOCKS (88.49 %)
    BUSINESS SERVICES (4.06 %)
  Getty Images, Inc. (7a) ................................................  121,600                     $ 3,891
  Niku Corporation (7a) (7b) .............................................  142,000                       1,038
  Redback Networks Inc. (7a) (7b) ........................................   94,800                       3,887
    COMMUNICATIONS EQUIPMENT (5.49 %)
  Advanced Fibre
    Communications, Inc. (7a) ............................................   49,100                         887
  AudioCodes Ltd. (7a) ...................................................   67,900                         921
  C-COR.net Corp. (7a) ...................................................   89,500                         870
  Centillium Communications,
    Inc. (7a) (7b) .......................................................   22,500                         501
  Comverse Technology, Inc. (7a) .........................................   24,300                       2,640
  Ditech Communications
    Corporation (7a) .....................................................   43,000                         691
  Natural MicroSystems
    Corporation (7a) .....................................................   65,900                         651
  ONI Systems Corp. (7a) (7b) ............................................   32,900                       1,302
  Polycom, Inc. (7a) .....................................................   69,000                       2,221
  Tekelec (7a) (7b) ......................................................   41,600                       1,248
    COMPUTER & DATA PROCESSING SERVICES (20.81 %)
  Acxiom Corporation (7a) ................................................   35,900                       1,398
  Agile Software Corporation (7a) ........................................    9,700                         479
  Ariba, Inc. (7a) .......................................................   69,300                       3,725
  BEA Systems, Inc. (7a) .................................................   87,100                       5,863
  Brocade Communications
    Systems, Inc. (7a) (7b) ..............................................   64,200                       5,894
  CacheFlow Inc. (7a) ....................................................   16,400                         280
  Check Point Software
    Technologies, Ltd. (7a) (7b) .........................................   35,700                       4,768
  Citrix Systems, Inc. (7a) ..............................................  125,900                       2,833
  Commerce One, Inc. (7a) ................................................   87,900                       2,225
  InfoSpace, Inc. (7a) (7b) ..............................................  340,900                       3,015
  Mercury Interactive
    Corporation (7a) (7b) ................................................   32,100                       2,897
  Micromuse Inc. (7a) ....................................................   54,800                       3,308
  Quest Software, Inc. (7a) ..............................................   44,800                       1,257
  SmartForce PLC - ADR (7a) ..............................................   48,400                       1,818
  VeriSign, Inc. (7a) (7b) ...............................................   55,507                       4,118
  Vitria Technology, Inc. (7a) (7b) ......................................  173,900                       1,348
    COMPUTER & OFFICE EQUIPMENT (6.71 %)
  Emulex Corporation (7a) ................................................   70,200                       5,612
  Extreme Networks, Inc. (7a) ............................................  112,200                       4,390
  Juniper Networks, Inc. (7a) ............................................   36,400                       4,589
    ELECTRICAL GOODS (1.07 %)
  APW Ltd. (7a) ..........................................................   69,000                       2,329
    ELECTRONIC COMPONENTS & ACCESSORIES (12.26 %)
  Applied Micro Circuits
    Corporation (7a) (7b) ................................................   83,998                       6,303
  Avanex Corporation (7a) ................................................   37,000                       2,204


                                                                            NUMBER OF                   MARKET
                                                                             SHARES                     VALUE
                                                                      --------------------        ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Finisar Corporation (7a) (7b) ..........................................  180,900                     $ 5,246
  GlobeSpan, Inc. (7a) (7b) ..............................................   80,500                       2,214
  Luminent, Inc. (7a) (7b) ...............................................   25,600                         154
  MRV Communications,
    Inc. (7a) (7b) .......................................................  185,800                       2,485
  New Focus, Inc. (7a) (7b) ..............................................   12,700                         441
  Oplink Communications,
    Inc. (7a) (7b) .......................................................   50,700                         909
  RF Micro Devices, Inc. (7a) (7b) .......................................  120,200                       3,298
  TranSwitch Corporation (7a) ............................................   13,700                         536
  TriQuint Semiconductor, Inc. (7a)                                          65,300                       2,853
    INDUSTRIAL MACHINERY & EQUIPMENT (4.83 %)
  Cooper Cameron Corporation (7a)                                            57,500                       3,799
  Mettler-Toledo
    International Inc. (7a) ..............................................  123,200                       6,698
    INSTRUMENTS & RELATED PRODUCTS (4.91 %)
  Credence Systems
    Corporation (7a) .....................................................   85,200                       1,960
  Cytyc Corporation (7a) .................................................   67,000                       4,192
  Newport Corporation (7b) ...............................................   57,500                       4,520
    MEDICAL INSTRUMENTS & SUPPLIES (1.97 %)
  Biomet, Incorporated ...................................................  107,800                       4,278
    OIL & GAS EXTRACTION (8.49 %)
  BJ Services Company (7a) ...............................................   46,000                       3,168
  Diamond Offshore Drilling, Inc. ........................................   49,300                       1,972
  ENSCO International Incorporated                                          174,200                       5,933
  EOG Resources, Inc. ....................................................  117,200                       6,408
  Global Marine Inc. (7a) ................................................   34,100                         968
    PHARMACEUTICALS (13.72 %)
  Andrx Corporation - Andrx
    Group (7a) (7b) ......................................................   59,300                       3,432
  Genzyme Corporation - General
    Division (7a) ........................................................   49,700                       4,470
  Inhale Therapeutic Systems,
    Inc. (7a) (7b) .......................................................   94,700                       4,782
  Medicis Pharmaceutical
    Corporation - Class A (7a) ...........................................   80,500                       4,760
  OSI Pharmaceuticals, Inc. (7a) .........................................   60,200                       4,824
  Techne Corporation (7a) ................................................   31,000                       1,118
  Teva Pharmaceutical
    Industries Ltd. - ADR ................................................   87,700                       6,423
    RADIO, TELEVISION, & COMPUTER STORES (0.89 %)
  RadioShack Corporation .................................................   45,100                       1,931
    RESEARCH & TESTING SERVICES (1.47 %)
  Celgene Corporation (7a) (7b) ..........................................   98,500                       3,201

See accompanying notes which are an integral part of the financial statements.

122  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL PILGRIM BAXTER MID CAP GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                             NUMBER OF     MARKET
                                                                              SHARES       VALUE
                                                                            ----------  -----------
COMMON STOCKS (CONTINUED)
    RETAIL TRADE (1.15 %)
  Tiffany & Co. (7b) .....................................................   79,000     $  2,498
    TELECOMMUNICATIONS (0.66 %)
  Metromedia Fiber Network, Inc. -
    Class A (7a) (7b) ....................................................  140,800        1,426
                                                                                        --------
  Total Common Stocks
  (cost: $ 251,821).................................................................     192,298
                                                                                        --------


                                       PRINCIPAL      MARKET
                                         AMOUNT       VALUE
                                       -----------  -----------
SHORT-TERM OBLIGATIONS (20.40 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement
  dated 12/29/2000 to be
  repurchased at $ 44,363 on
    01/02/2001 .................       $ 44,338     $  44,338
                                                    ---------
  Total Short-Term Obligations
  (cost: $ 44,338).........................            44,338
                                                    ---------
  Total Investment Securities
  (cost: $ 296,159)........................         $ 236,636
                                                    =========


SUMMARY

  Investments, at market value ...........................................   108.89 %         $ 236,636
  Liabilities in
    excess of other assets ...............................................    (8.89)%           (19,329)
                                                                            -------           ---------
  Net assets .............................................................   100.00 %         $ 217,307
                                                                            =======           =========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  123

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (98.09 %)
    AIR TRANSPORTATION (0.51 %)
  Atlas Air, Inc. (7a) .................................................  2,300                       $    75
    AMUSEMENT & RECREATION SERVICES (1.03 %)
  MGM MIRAGE ...........................................................  2,300                            65
  Westwood One, Inc. (7a) ..............................................  4,500                            87
    APPAREL & ACCESSORY STORES (0.72 %)
  American Eagle
    Outfitters, Inc. (7a) ..............................................  2,500                           106
    APPAREL PRODUCTS (0.42 %)
  Liz Claiborne, Inc. ..................................................  1,500                            62
    AUTO REPAIR, SERVICES & PARKING (0.26 %)
  Hertz Corporation (The) - Class A.....................................  1,100                            38
    BEVERAGES (0.52 %)
  Pepsi Bottling Group, Inc. (The) .....................................  1,900                            76
    BUSINESS CREDIT INSTITUTIONS (0.41 %)
  Heller Financial, Inc. ...............................................  2,000                            61
    BUSINESS SERVICES (3.60 %)
  Administaff, Inc. (7a) ...............................................  1,800                            49
  E.piphany, Inc. (7a) .................................................    500                            27
  Manpower, Inc ........................................................  2,300                            87
  Robert Half International Inc. (7a)...................................  2,300                            61
  SEI Investments Company ..............................................  1,300                           146
  TMP Worldwide Inc. (7a) ..............................................    650                            36
  United Rentals, Inc. (7a) ............................................  2,200                            30
  Viad Corp. ...........................................................  4,100                            94
    CHEMICALS & ALLIED PRODUCTS (2.58 %)
  Alberto-Culver Company - Class B .....................................  1,100                            47
  Cabot Microelectronics
    Corporation (7a) ...................................................  1,700                            88
  Cytec Industries Inc. (7a) ...........................................  2,600                           104
  Eastman Chemical Company .............................................  1,600                            78
  IMC Global Inc. ......................................................  4,000                            62
    COMMERCIAL BANKS (6.90 %)
  Associated Banc-Corp. ................................................  2,300                            70
  City National Corporation ............................................  3,400                           132
  Comerica Incorporated ................................................  1,700                           101
  Compass Bancshares, Inc. .............................................  5,200                           124
  Concord EFS, Inc. (7a) ...............................................  1,200                            53
  Cullen/Frost Bankers, Inc. ...........................................  3,000                           125
  M&T Bank Corporation .................................................  1,000                            68
  Mercantile Bankshares Corporation.....................................  3,700                           160
  Silicon Valley Bancshares (7a) .......................................  2,000                            69
  Union Planters Corporation ...........................................  3,200                           114


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION (0.07 %)
  Efficient Networks, Inc. (7a) ........................................    850                       $    11
    COMMUNICATIONS EQUIPMENT (2.23 %)
  Digital Lightwave, Inc. (7a) .........................................  1,350                            43
  Polycom, Inc. (7a) ...................................................  1,600                            52
  Powerwave Technologies, Inc. (7a).....................................  2,600                           152
  Sawtek Inc. (7a) .....................................................  1,750                            81
    COMPUTER & DATA PROCESSING SERVICES (8.93 %)
  AremisSoft Corporation (7a) ..........................................  1,300                            55
  Art Technology Group, Inc. (7a) ......................................    850                            26
  Autodesk, Inc. .......................................................  2,400                            65
  Cadence Design Systems, Inc. (7a).....................................  3,600                            99
  Convergys Corporation (7a) ...........................................  1,900                            86
  DST Systems, Inc. (7a) ...............................................  2,600                           174
  Fiserv, Inc. (7a) ....................................................  1,700                            81
  Hall, Kinion & Associates, Inc. (7a)..................................  1,400                            28
  Henry (Jack) & Associates, Inc. ......................................  1,200                            75
  Mentor Graphics Corporation (7a)......................................  1,300                            36
  Mercury Interactive
    Corporation (7a) ...................................................    450                            41
  NetIQ Corporation (7a) ...............................................    750                            66
  Rational Software Corporation (7a)....................................  1,200                            47
  SERENA Software, Inc. (7a) ...........................................  1,900                            65
  SunGard Data Systems Inc. (7a) .......................................  3,900                           183
  Sybase, Inc. (7a) ....................................................  5,000                            99
  Symantec Corporation (7a) ............................................  2,600                            87
    COMPUTER & OFFICE EQUIPMENT (1.05 %)
  3Com Corporation (7a) ................................................  6,200                            53
  Black Box Corporation (7a) ...........................................  1,100                            53
  M-Systems Flash Disk
    Pioneers Ltd. (7a) .................................................  2,000                            28
  SanDisk Corporation (7a) .............................................    750                            21
    CONSTRUCTION (1.19 %)
  D.R. Horton, Inc. ....................................................  3,600                            88
  Quanta Services, Inc. (7a) ...........................................  2,700                            87
    ELECTRIC SERVICES (5.36 %)
  Allegheny Energy, Inc. ...............................................  1,400                            67
  Calpine Corporation (7a) .............................................  2,500                           113
  Entergy Corporation ..................................................  2,000                            85
  IDACORP, Inc. ........................................................  2,600                           128
  NRG Energy, Inc. (7a) ................................................  2,400                            67
  Pinnacle West Capital Corporation.....................................  2,200                           105
  PPL Corporation ......................................................  3,100                           140
  TECO Energy, Inc. ....................................................  2,600                            84
    ELECTRIC, GAS & SANITARY SERVICES (0.92 %)
  Sempra Energy ........................................................  3,300                            77

See accompanying notes which are an integral part of the financial statements.

124  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
  UtiliCorp United, Inc. ...............................................  1,900                       $    59
    ELECTRICAL GOODS (1.67 %)
  Anixter International, Inc. (7a) .....................................  3,100                            67
  Arrow Electronics, Inc. (7a) .........................................  4,200                           120
  Avnet, Inc. ..........................................................  2,700                            58
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.28 %)
  C&D Technologies, Inc. ...............................................  1,850                            80
  Electro Scientific Industries,
    Inc. (7a) ..........................................................  1,400                            39
  Harman International Industries,
    Incorporated .......................................................  1,900                            69
    ELECTRONIC COMPONENTS & ACCESSORIES (4.38 %)
  Atmel Corporation (7a) ...............................................  5,500                            64
  Cypress Semiconductor
    Corporation (7a) ...................................................  2,300                            45
  Integrated Device
    Technology, Inc. (7a) ..............................................  1,800                            60
  International Rectifier
    Corporation (7a) ...................................................  1,800                            54
  Jabil Circuit, Inc. (7a) .............................................  2,500                            63
  Lattice Semiconductor
    Corporation (7a) ...................................................  2,900                            53
  Microchip Technology
    Incorporated (7a) ..................................................  4,000                            88
  NVIDIA Corporation (7a) ..............................................  1,300                            43
  Power-One, Inc. (7a) .................................................  1,100                            43
  Semtech Corporation (7a) .............................................  2,300                            51
  Silicon Storage
    Technology, Inc. (7a) ..............................................  1,800                            21
  Vishay Intertechnology, Inc. (7a) ....................................  3,900                            59
    ENGINEERING & MANAGEMENT SERVICES (0.32 %)
  PerkinElmer, Inc. ....................................................    450                            47
    FABRICATED METAL PRODUCTS (0.63 %)
  Parker-Hannifin Corporation ..........................................  2,100                            93
    FOOD & KINDRED PRODUCTS (2.11 %)
  Interstate Bakeries Corporation ......................................  3,400                            48
  McCormick & Company,
    Incorporated .......................................................  2,100                            76
  Suiza Foods Corporation (7a) .........................................  1,400                            67
  Tyson Foods, Inc. - Class A ..........................................  5,600                            71
  Wrigley (Wm.) Jr. Company ............................................    500                            48
    FURNITURE & FIXTURES (0.89 %)
  Johnson Controls, Inc. ...............................................  1,200                            62
  Miller, (Herman) Inc. ................................................  2,400                            69
    GAS PRODUCTION & DISTRIBUTION (2.42 %)
  Energen Corporation ..................................................  1,800                            58


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    GAS PRODUCTION & DISTRIBUTION (CONTINUED)
  Equitable Resources, Inc. ............................................  1,100                       $    73
  Keyspan Corporation ..................................................  2,900                           123
  Questar Corporation ..................................................  3,400                           102
    HEALTH SERVICES (2.26 %)
  Quest Diagnostics
    Incorporated (7a) ..................................................  1,800                           255
  Universal Health Services, Inc. -
    Class B (7a) .......................................................    700                            78
    HOTELS & OTHER LODGING PLACES (0.33 %)
  Park Place Entertainment
    Corporation (7a) ...................................................  4,100                            49
    INDUSTRIAL MACHINERY & EQUIPMENT (1.62 %)
  American Standard
    Companies Inc. (7a) ................................................  1,600                            79
  Brunswick Corporation ................................................  2,100                            35
  Helix Technology Corporation .........................................  1,750                            41
  Novellus Systems, Inc. (7a) ..........................................  2,300                            83
    INSTRUMENTS & RELATED PRODUCTS (2.78 %)
  Credence Systems Corporation (7a).....................................  3,000                            69
  Cymer, Inc. (7a) .....................................................  1,850                            48
  Cytyc Corporation (7a) ...............................................  2,000                           125
  Waters Corporation (7a) ..............................................  2,000                           167
    INSURANCE (5.63 %)
  Health Net Inc. (7a) .................................................  4,200                           110
  Old Republic International Corp. .....................................  2,900                            93
  PMI Group, Inc. (The) ................................................  2,700                           182
  Radian Group, Inc. ...................................................  2,300                           173
  St. Paul Companies, Inc. (The) .......................................  1,400                            76
  Trigon Healthcare, Inc. (7a) .........................................  1,600                           125
  WellPoint Health
    Networks Inc. (7a) .................................................    600                            69
    INSURANCE AGENTS, BROKERS & SERVICE (0.73 %)
  Gallagher (Arthur J.) & Co. ..........................................  1,700                           108
    IRON & STEEL FOUNDRIES (0.60 %)
  Precision Castparts Corp. ............................................  2,100                            88
    LIFE INSURANCE (0.81 %)
  Nationwide Financial Services,
    Inc. - Class A .....................................................  2,500                           119
    MEDICAL INSTRUMENTS & SUPPLIES (0.59 %)
  Biomet, Incorporated .................................................  2,200                            87
    MISC. GENERAL MERCHANDISE STORES (1.05 %)
  BJ'S Wholesale Club, Inc. (7a) .......................................  4,000                           154

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  125

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    MORTGAGE BANKERS & BROKERS (1.03 %)
  Countrywide Credit
    Industries, Inc. ...................................................  1,400                       $    70
  GreenPoint Financial Corp. ...........................................  2,000                            82
    MOTION PICTURES (0.55 %)
  Macrovision Corporation (7a) .........................................  1,100                            81
    OIL & GAS EXTRACTION (5.93 %)
  BJ Services Company (7a) .............................................  2,700                           185
  Dynegy Inc. - Class A ................................................  2,000                           112
  ENSCO International Incorporated......................................  4,400                           150
  Louis Dreyfus Natural
    Gas Corp. (7a) .....................................................  2,000                            92
  Nabors Industries, Inc. (7a) .........................................  1,800                           106
  Noble Affiliates, Inc. ...............................................    700                            32
  Noble Drilling Corporation (7a) ......................................  2,500                           109
  Rowan Companies, Inc. (7a) ...........................................  3,200                            86
    PAPER & ALLIED PRODUCTS (1.05 %)
  Bowater Incorporated .................................................  1,800                           101
  Westvaco Corporation .................................................  1,800                            53
    PERSONAL CREDIT INSTITUTIONS (0.41 %)
  Metris Companies Inc. ................................................  2,300                            61
    PERSONAL SERVICES (0.40 %)
  Heidrick & Struggles
    International, Inc. (7a) ...........................................  1,400                            59
    PETROLEUM REFINING (2.12 %)
  Lyondell Chemical Company ............................................  4,200                            64
  Murphy Oil Corporation ...............................................  2,000                           121
  Ultramar Diamond Shamrock
    Corporation ........................................................  4,100                           127
    PHARMACEUTICALS (7.32 %)
  AmeriSource Health Corporation -
    Class A (7a) .......................................................  1,700                            86
  Andrx Corporation - Andrx
    Group (7a) .........................................................    850                            49
  Chiron Corporation (7a) ..............................................  1,400                            62
  Forest Laboratories, Inc. (7a) .......................................    400                            53
  Genzyme Corporation - General
    Division (7a) ......................................................  1,900                           171
  IDEC Pharmaceuticals
    Corporation (7a) ...................................................    850                           161
  IVAX Corporation (7a) ................................................  3,700                           142
  King Pharmaceuticals, Inc. (7a) ......................................  1,100                            57
  Millennium Pharmaceuticals,
    Inc. (7a) ..........................................................  2,700                           167
  Protein Design Labs, Inc. (7a) .......................................  1,100                            96
  Vertex Pharmaceuticals
    Incorporated (7a) ..................................................    450                            32


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    PRIMARY METAL INDUSTRIES (0.47 %)
  Engelhard Corporation ................................................  3,400                       $    69
    PRINTING & PUBLISHING (1.54 %)
  Belo (A.H.) Corporation - Class A ....................................  4,100                            66
  Knight-Ridder, Inc. ..................................................    850                            48
  Penton Media, Inc. ...................................................  1,400                            38
  Scholastic Corporation (7a) ..........................................    850                            75
    RADIO & TELEVISION BROADCASTING (1.67 %)
  Cox Radio, Inc. - Class A (7a) .......................................  2,400                            54
  Entercom Communications
    Corp. (7a) .........................................................  1,750                            60
  Univision Communications Inc. -
    Class A (7a) .......................................................  3,200                           131
    RESIDENTIAL BUILDING CONSTRUCTION (0.50 %)
  Lennar Corporation ...................................................  2,000                            73
    RESTAURANTS (1.26 %)
  Brinker International, Inc. (7a) .....................................  3,100                           131
  Darden Restaurants, Inc ..............................................  2,400                            55
    RETAIL TRADE (0.53 %)
  Zale Corporation (7a) ................................................  2,700                            78
    SAVINGS INSTITUTIONS (1.33 %)
  Dime Bancorp, Inc. ...................................................  3,850                           114
  Golden West Financial Corporation.....................................  1,200                            81
    SECURITY & COMMODITY BROKERS (1.19 %)
  Edwards (A.G.), Inc. .................................................  2,600                           123
  Federated Investors, Inc. - Class B ..................................  1,800                            52
    SHOE STORES (0.67 %)
  Payless ShoeSource, Inc. (7a) ........................................  1,400                            99
    TELECOMMUNICATIONS (0.92 %)
  Telephone and Data Systems, Inc. .....................................    400                            36
  Time Warner Telecom Inc. -
    Class A (7a) .......................................................  1,100                            70
  United States Cellular
    Corporation (7a) ...................................................    500                            30
    TRANSPORTATION & PUBLIC UTILITIES (0.24 %)
  EGL, Inc. (7a) .......................................................  1,500                            36
    TRUCKING & WAREHOUSING (0.72 %)
  United Parcel Service, Inc. -
    Class B ............................................................  1,800                           106
    VARIETY STORES (0.30 %)
  Dollar Tree Stores, Inc. (7a) ........................................  1,800                            44

See accompanying notes which are an integral part of the financial statements.

126  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL DREYFUS MID CAP (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                              NUMBER OF    MARKET
                                               SHARES      VALUE
                                             ----------  ---------
COMMON STOCKS (CONTINUED)
    WATER TRANSPORTATION (0.46 %)
  Tidewater Inc. ........                       1,500   $   67
    WHOLESALE TRADE DURABLE GOODS (0.44 %)
  Tech Data Corporation (7a                     2,400       65
    WHOLESALE TRADE NONDURABLE GOODS (0.24 %)
  SUPERVALU INC. ........                       2,600       36
                                                        ------
  Total Common Stocks
  (cost: $ 14,374)..................................    14,433
                                                        ------


                                            PRINCIPAL      MARKET
                                             AMOUNT        VALUE
                                           -----------  -----------
SHORT-TERM OBLIGATIONS (2.11 %)
  Investors Bank & Trust Company (7e)
  5.18 %, Repurchase Agreement dated
  12/29/2000 to be repurchased at $ 311 on
    01/02/2001 .................              $ 311     $    311
                                                        --------
  Total Short-Term Obligations
  (cost: $ 311)............................                  311
                                                        --------
  Total Investment Securities
  (cost: $ 14,685).........................             $ 14,744
                                                        ========


SUMMARY

  Investments, at market value ...........................................  100.20 %         $ 14,744
  Liabilities in
    excess of other assets ...............................................   (0.20)%              (30)
                                                                            ------           --------
  Net assets .............................................................  100.00 %         $ 14,714
                                                                            ======           ========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  127

SCHEDULE OF INVESTMENTS
WRL VALUE LINE AGGRESSIVE GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (98.23 %)
    AEROSPACE (0.58 %)
  Northrop Grumman Corporation .........................................    400                       $    33
    AIR TRANSPORTATION (0.87 %)
  Southwest Airlines Co. ...............................................  1,500                            50
    APPAREL & ACCESSORY STORES (1.54 %)
  AnnTaylor, Inc. (7a) .................................................  2,100                            52
  Intimate Brands, Inc. ................................................  2,400                            36
    AUTOMOTIVE (2.43 %)
  Harley-Davidson, Inc. ................................................  3,500                           139
    BEVERAGES (0.70 %)
  PepsiCo, Inc. ........................................................    800                            40
    BUSINESS SERVICES (2.46 %)
  Omnicom Group, Inc. ..................................................  1,700                           141
    COMMERCIAL BANKS (9.35 %)
  Citigroup Inc. .......................................................  2,800                           143
  Fifth Third Bancorp ..................................................  2,700                           161
  Firstar Corporation ..................................................  2,200                            51
  State Street Corporation .............................................    800                            99
  Zions Bancorporation .................................................  1,300                            81
    COMMUNICATION (0.73 %)
  Viacom, Inc. - Class A (7a) ..........................................    900                            42
    COMMUNICATIONS EQUIPMENT (7.43 %)
  ADC Telecommunications,
    Incorporated (7a) ..................................................  7,400                           134
  Corning Incorporated .................................................  1,200                            63
  QUALCOMM Incorporated (7a) ...........................................  1,400                           115
  Tellabs, Inc. (7a) ...................................................  2,000                           113
    COMPUTER & DATA PROCESSING SERVICES (9.84 %)
  Adobe Systems Incorporated ...........................................  2,000                           116
  America Online, Inc. (7a) ............................................  3,800                           132
  BEA Systems, Inc. (7a) ...............................................    500                            34
  Fiserv, Inc. (7a) ....................................................  1,700                            81
  Microsoft Corporation (7a) ...........................................  2,000                            87
  Oracle Corporation (7a) ..............................................  1,600                            47
  Siebel Systems, Inc. (7a) ............................................    400                            27
  Yahoo! Inc. (7a) .....................................................  1,300                            39
    COMPUTER & OFFICE EQUIPMENT (7.69 %)
  Cisco Systems, Inc. (7a) .............................................  2,900                           111
  Dell Computer Corporation (7a) .......................................  4,200                            73
  EMC Corporation (7a) .................................................  2,700                           179
  International Business Machines
    Corporation ........................................................    900                            77



                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    DEPARTMENT STORES (2.55 %)
  Kohl's Corporation (7a) ..............................................  2,400                       $   146
    DRUG STORES & PROPRIETARY STORES (1.68 %)
  CVS Corporation ......................................................  1,600                            96
    ELECTRIC SERVICES (1.75 %)
  AES Corporation (The) (7a) ...........................................  1,800                           100
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.10 %)
  General Electric Company .............................................  2,500                           120
    ELECTRONIC COMPONENTS & ACCESSORIES (4.25 %)
  Altera Corporation (7a) ..............................................  2,000                            53
  Intel Corporation ....................................................  3,000                            90
  JDS Uniphase Corporation (7a) ........................................    500                            21
  PMC-Sierra, Inc. (7a) ................................................  1,000                            79
    FOOD STORES (2.08 %)
  Safeway Inc. (7a) ....................................................  1,900                           119
    FURNITURE & HOME FURNISHINGS STORES (1.17 %)
  Bed Bath & Beyond Inc. (7a) ..........................................  3,000                            67
    HEALTH SERVICES (3.20 %)
  Express Scripts, Inc. - Class A (7a)..................................    500                            51
  HCA - The Healthcare Company .........................................  3,000                           132
    INDUSTRIAL MACHINERY & EQUIPMENT (3.06 %)
  Applied Materials, Inc. (7a) .........................................  1,000                            38
  Cooper Cameron Corporation (7a).......................................    400                            26
  Tyco International Ltd. ..............................................  2,000                           111
    INSURANCE (3.92 %)
  American International
    Group, Inc. ........................................................  1,800                           177
  MGIC Investment Corporation ..........................................    700                            47
    LUMBER & OTHER BUILDING MATERIALS (1.17 %)
  Lowe's Companies, Inc. ...............................................  1,500                            67
    MANAGEMENT SERVICES (0.86 %)
  Paychex, Inc. ........................................................  1,000                            49
    MEDICAL INSTRUMENTS & SUPPLIES (3.58 %)
  Guidant Corporation (7a) .............................................  1,000                            54
  Medtronic, Inc. ......................................................  2,500                           151
    MOTION PICTURES (1.10 %)
  Time Warner Inc. .....................................................  1,200                            63

See accompanying notes which are an integral part of the financial statements.

128  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL VALUE LINE AGGRESSIVE GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                         NUMBER OF                     MARKET
                                                                          SHARES                        VALUE
                                                                      --------------------         ------------------
COMMON STOCKS (CONTINUED)
    OIL & GAS EXTRACTION (4.07 %)
  Anadarko Petroleum Corporation .......................................         800                 $    57
  Apache Corporation ...................................................       1,000                      70
  Mitchell Energy & Development
    Corp. - Class A ....................................................       1,300                      80
  Noble Drilling Corporation (7a) ......................................         600                      26
    PHARMACEUTICALS (9.89 %)
  Amgen Inc. (7a) ......................................................       1,200                      77
  Biogen, Inc. (7a) ....................................................         800                      48
  Johnson & Johnson ....................................................       1,000                     105
  Merck & Co., Inc. ....................................................       1,000                      94
  Pfizer Inc. ..........................................................       2,300                     106
  Schering-Plough Corporation ..........................................       2,400                     136
    PRIMARY METAL INDUSTRIES (0.82 %)
  Alcoa Inc. ...........................................................       1,400                      47
    RADIO, TELEVISION, & COMPUTER STORES (1.12 %)
  RadioShack Corporation ...............................................       1,500                      64
    RETAIL TRADE (0.94 %)
  Tiffany & Co. ........................................................       1,700                      54



                                                                                NUMBER OF             MARKET
                                                                                 SHARES                VALUE
                                                                          --------------------  ------------------
COMMON STOCKS (CONTINUED)
    SECURITY & COMMODITY BROKERS (2.64 %)
  American Express Company .............................................       1,000                 $    55
  Schwab (Charles)
    Corporation (The) ..................................................       3,400                      96
    TELECOMMUNICATIONS (0.63 %)
  Avaya Inc. (7a) ......................................................           3                     (7f)
  Telephone and Data Systems, Inc. .....................................         400                      36
    VARIETY STORES (2.03 %)
  Costco Wholesale Corporation (7a).....................................       1,300                      52
  Wal-Mart Stores, Inc. ................................................       1,200                      64
                                                                                                     -------
  Total Common Stocks
  (cost: $ 6,274).............................................................................         5,620

                                                                                                     -------
  Total Investment Securities
  (cost: $ 6,274).............................................................................       $ 5,620
                                                                                                     =======
SUMMARY

  Investments, at market value .........................................    98.23 %                  $ 5,620
  Other assets in
    excess of liabilities ..............................................     1.77 %                      101
                                                                           --------                  -------
  Net assets ...........................................................   100.00 %                  $ 5,721
                                                                           ========                  =======

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  129

SCHEDULE OF INVESTMENTS
WRL GREAT COMPANIES - AMERICA(SM)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                          NUMBER OF             MARKET
                                                           SHARES                VALUE
                                                    --------------------  ------------------
COMMON STOCKS (89.00 %)
    BEVERAGES (2.97 %)
  Coca-Cola Company (The) ........................     40,550                  $  2,471
    BUSINESS SERVICES (3.75 %)
  Omnicom Group, Inc. ............................     37,660                     3,121
    CHEMICALS & ALLIED PRODUCTS (6.08 %)
  Colgate-Palmolive Company ......................     35,900                     2,317
  Procter & Gamble Company (The)..................     34,900                     2,737
    COMMERCIAL BANKS (4.66 %)
  Citigroup Inc. .................................     75,893                     3,875
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (9.25 %)
  General Electric Company .......................    160,430                     7,691
    FABRICATED METAL PRODUCTS (3.01 %)
  Gillette Company (The) .........................     69,280                     2,503
    INSURANCE (10.25 %)
  American International
    Group, Inc. ..................................     86,485                      8,523


                                                          NUMBER OF             MARKET
                                                           SHARES                VALUE
                                                    --------------------  ------------------
COMMON STOCKS (CONTINUED)
    MEDICAL INSTRUMENTS & SUPPLIES (10.91 %)
  Medtronic, Inc. ................................   150,160                   $  9,065
    PHARMACEUTICALS (25.57 %)
  Bristol-Myers Squibb Co. .......................    50,740                      3,752
  Johnson & Johnson ..............................    37,240                      3,913
  Merck & Co., Inc. ..............................    34,110                      3,194
  Pfizer Inc. ....................................   172,490                      7,935
  Schering-Plough Corporation ....................    43,270                      2,456
    SECURITY & COMMODITY BROKERS (12.55 %)
  Goldman Sachs Group, Inc. (The).................    61,100                      6,534
  Merrill Lynch & Co., Inc. ......................    57,100                      3,894
                                                                               --------
  Total Common Stocks
  (cost: $ 67,708)........................................................       73,981
                                                                               --------
  Total Investment Securities
  (cost: $ 67,708).......................................................      $ 73,981
                                                                               ========
SUMMARY

  Investments, at market value ...................    89.00 %                  $ 73,981
  Other assets in
    excess of liabilities ........................    11.00 %                     9,140
                                                     --------                  --------
  Net assets .....................................   100.00 %                  $ 83,121
                                                     ========                  ========

See accompanying notes which are an integral part of the financial statements.

130  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GREAT COMPANIES - TECHNOLOGY(SM)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                            NUMBER OF                     MARKET
                                                                              SHARES                        VALUE
                                                                       --------------------         ------------------
COMMON STOCKS (89.78 %)
    COMMUNICATIONS EQUIPMENT (13.36 %)
  Corning Incorporated ...................................................     21,720                  $  1,147
  Motorola, Inc. .........................................................     53,080                     1,075
  Tellabs, Inc. (7a) .....................................................     17,800                     1,006
    COMPUTER & DATA PROCESSING SERVICES (9.14 %)
  Microsoft Corporation (7a) .............................................     12,380                       537
  Oracle Corporation (7a) ................................................     57,460                     1,670
    COMPUTER & OFFICE EQUIPMENT (33.00 %)
  Cisco Systems, Inc. (7a) ...............................................     36,270                     1,387
  Dell Computer Corporation (7a) .........................................     42,060                       733
  EMC Corporation (7a) ...................................................     27,440                     1,825
  Hewlett-Packard Company ................................................     34,160                     1,078
  International Business Machines
    Corporation ..........................................................     13,910                     1,182
  Sun Microsystems, Inc. (7a) ............................................     63,420                     1,768
    ELECTRONIC COMPONENTS & ACCESSORIES (20.93 %)
  Altera Corporation (7a) ................................................      7,500                       197
  Analog Devices, Inc. (7a) ..............................................      6,200                       317
  Applied Micro Circuits
    Corporation (7a) .....................................................      5,200                       390


                                                                            NUMBER OF                     MARKET
                                                                              SHARES                        VALUE
                                                                       --------------------         ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Intel Corporation ......................................................     29,060                  $    874
  Maxim Integrated Products (7a) .........................................      5,000                       239
  PMC-Sierra, Inc. (7a) ..................................................     12,200                       959
  Texas Instruments Incorporated .........................................     39,320                     1,864
  Xilinx, Inc. (7a) ......................................................      4,700                       217
    INDUSTRIAL MACHINERY & EQUIPMENT (6.60 %)
  Applied Materials, Inc. (7a) ...........................................     41,760                     1,595
    INSTRUMENTS & RELATED PRODUCTS (6.75 %)
  Agilent Technologies, Inc. (7a) ........................................     29,774                     1,630
                                                                                                       --------
  Total Common Stocks
  (cost: $ 31,653)................................................................................       21,690
                                                                                                       --------
  Total Investment Securities
  (cost: $ 31,653)................................................................................     $ 21,690
                                                                                                       ========
SUMMARY

  Investments, at market value ...........................................    89.78 %                  $ 21,690
  Other assets in

    excess of liabilities ................................................    10.22 %                     2,469
                                                                             --------                  --------
  Net assets .............................................................   100.00 %                  $ 24,159
                                                                             ========                  ========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  131

SCHEDULE OF INVESTMENTS
WRL GREAT COMPANIES - GLOBAL2
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                        NUMBER OF                      MARKET
                                                                         SHARES                        VALUE
                                                                  --------------------           ------------------
COMMON STOCKS (89.54 %)
    BEVERAGES (2.23 %)
  Coca-Cola Company (The) ..............................................  1,025                       $    62
  Heineken N.V. - ADR ..................................................    850                            51
    BUSINESS SERVICES (3.40 %)
  Omnicom Group, Inc. ..................................................    475                            39
  Reuters Group PLC - ADR ..............................................    625                            62
  Vivendi Universal - ADR ..............................................  1,080                            71
    CHEMICALS & ALLIED PRODUCTS (4.35 %)
  Colgate-Palmolive Company ............................................    925                            60
  L'Oreal SA - ADR .....................................................  4,575                            78
  Procter & Gamble Company (The)........................................  1,050                            82
    COMMERCIAL BANKS (5.70 %)
  Barclays PLC - ADR ...................................................    525                            68
  Citigroup Inc. .......................................................  1,925                            98
  Credit Suisse Group - ADR ............................................  1,100                            52
  HSBC Holdings PLC - ADR ..............................................    950                            70
    COMMUNICATIONS EQUIPMENT (7.77 %)
  Alcatel - ADR ........................................................    900                            50
  Corning Incorporated .................................................  1,125                            59
  Motorola, Inc. .......................................................  2,875                            58
  Nokia Oyj - ADR ......................................................  1,550                            67
  Nortel Networks Corporation ..........................................  3,175                           102
  Tellabs, Inc. (7a) ...................................................  1,000                            57
    COMPUTER & DATA PROCESSING SERVICES (3.08 %)
  Infosys Technologies
    Limited - ADR ......................................................    600                            55
  Microsoft Corporation (7a) ...........................................    250                            11
  Oracle Corporation (7a) ..............................................  3,100                            90
    COMPUTER & OFFICE EQUIPMENT (9.12 %)
  Canon Inc. - ADR .....................................................  2,050                            69
  Cisco Systems, Inc. (7a) .............................................  1,950                            75
  Dell Computer Corporation (7a) .......................................    775                            14
  EMC Corporation (7a) .................................................  1,400                            93
  Hewlett-Packard Company ..............................................  1,900                            60
  International Business Machines
    Corporation ........................................................    750                            64
  Sun Microsystems, Inc. (7a) ..........................................  3,100                            86
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (5.75 %)
  General Electric Company .............................................  4,050                           195
  Samsung Electronics -
    GDR - 144A (7c) ....................................................    350                            25
  Sony Corporation - ADR ...............................................  1,025                            71
    ELECTRONIC COMPONENTS & ACCESSORIES (6.17 %)
  Altera Corporation (7a) ..............................................    200                             5
  Analog Devices, Inc. (7a) ............................................    200                            10


                                                                        NUMBER OF                      MARKET
                                                                         SHARES                        VALUE
                                                                  --------------------           ------------------
COMMON STOCKS (CONTINUED)
    ELECTRONIC COMPONENTS & ACCESSORIES (CONTINUED)
  Applied Micro Circuits
    Corporation (7a) ...................................................    200                       $    15
  Infineon Technologies AG -
    ADR (7a) ...........................................................  1,950                            70
  Intel Corporation ....................................................  1,400                            42
  Maxim Integrated Products (7a) .......................................    200                            10
  PMC-Sierra, Inc. (7a) ................................................    600                            47
  Texas Instruments Incorporated .......................................  2,100                            99
  Xilinx, Inc. (7a) ....................................................    300                            14
    FABRICATED METAL PRODUCTS (1.29 %)
  Gillette Company (The) ...............................................  1,800                            65
    FOOD & KINDRED PRODUCTS (2.21 %)
  Groupe Danone SA - ADR ...............................................  1,775                            54
  Nestle SA - ADR ......................................................    500                            58
    INDUSTRIAL MACHINERY & EQUIPMENT (2.12 %)
  Applied Materials, Inc. (7a) .........................................  2,075                            79
  ASM Lithography Holding NV -
    NY Registered Shares (7a) ..........................................  1,225                            28
    INSTRUMENTS & RELATED PRODUCTS (1.60 %)
  Agilent Technologies, Inc. (7a) ......................................  1,475                            81
    INSURANCE (4.15 %)
  American International Group, Inc.....................................  2,125                           210
    INSURANCE AGENTS, BROKERS & SERVICE (1.11 %)
  Axa - ADR ............................................................    775                            56
    LIFE INSURANCE (2.14 %)
  ING Groep NV - ADR ...................................................  1,350                           108
    MANUFACTURING INDUSTRIES (0.91 %)
  Siemens AG - ADR .....................................................    350                            46
    MEDICAL INSTRUMENTS & SUPPLIES (4.55 %)
  Medtronic, Inc. ......................................................  3,800                           230
    MOTION PICTURES (1.46 %)
  News Corporation
    Limited (The) - ADR ................................................  2,300                            74
    PHARMACEUTICALS (13.91 %)
  AstraZeneca Group PLC - ADR ..........................................  1,375                            71
  Bristol-Myers Squibb Co ..............................................  1,350                           100
  GlaxoSmithKline PLC - ADR (7a) .......................................  1,300                            73
  Johnson & Johnson ....................................................    925                            97
  Merck & Co., Inc. ....................................................  1,050                            98
  Pfizer Inc. ..........................................................  4,300                           199
  Schering-Plough Corporation ..........................................  1,150                            65

See accompanying notes which are an integral part of the financial statements.

132  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GREAT COMPANIES - GLOBAL2 (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                                                           NUMBER OF    MARKET
                                                                            SHARES       VALUE
                                                                          ----------  ----------
COMMON STOCKS (CONTINUED)
    SECURITY & COMMODITY BROKERS (5.16 %)
  Goldman Sachs Group, Inc. (The).......................................      1,500   $   160
  Merrill Lynch & Co., Inc. ............................................      1,475       101
    TELECOMMUNICATIONS (1.36 %)
  Telefonaktiebolaget LM
    Ericsson - ADR .....................................................      6,150        69
                                                                                      -------
  Total Common Stocks
  (cost: $ 4,735).................................................................      4,528
                                                                                      -------
  Total Investment Securities
  (cost: $ 4,735).................................................................    $ 4,528
                                                                                      =======


SUMMARY

  Investments, at market value ...........................................    89.54 %      $ 4,528
  Other assets in
    excess of liabilities ................................................    10.46 %          529
                                                                             ------        -------
  Net assets .............................................................   100.00 %      $ 5,057
                                                                             ======        =======

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  133

SCHEDULE OF INVESTMENTS
WRL GABELLI GLOBAL GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                                          NUMBER OF                      MARKET
                                                                           SHARES                        VALUE
                                                                     --------------------           ------------------
COMMON STOCKS (45.57 %)
    AEROSPACE (1.56 %)
  BAE Systems PLC ........................................................  12,000                      $    69
  Finmeccanica SpA (7a) ..................................................  60,000                           68
  Lockheed Martin Corporation ............................................   2,200                           75
    AUTOMOTIVE (0.48 %)
  Delphi Automotive Systems
    Corporation ..........................................................   5,800                           65
    BEVERAGES (0.62 %)
  Pepsi Bottling Group, Inc. (The) .......................................   2,100                           84
    BUSINESS SERVICES (3.52 %)
  Clear Channel Communications,
    Inc. (7a) ............................................................   3,600                          174
  Vivendi Universal ......................................................   4,600                          303
    COMMERCIAL BANKS (0.88 %)
  Banca Intesa SpA .......................................................  13,500                           65
  San Paolo - IMI SpA ....................................................   3,300                           54
    COMMUNICATION (3.17 %)
  AT&T Corp. - Liberty Media
    Group - Class A (7a) .................................................  17,000                          231
  Cablevision Systems Corporation -
    Class A (7a) .........................................................   1,500                          127
  CANAL + ................................................................     600                            2
  UnitedGlobalCom, Inc. -
    Class A (7a) .........................................................   5,100                           69
    COMMUNICATIONS EQUIPMENT (1.37 %)
  Corning Incorporated ...................................................   1,200                           63
  Motorola, Inc. .........................................................   6,000                          122
    COMPUTER & DATA PROCESSING SERVICES (1.65 %)
  Electronic Arts Inc. (7a) ..............................................   1,700                           72
  Microsoft Corporation (7a) .............................................   1,280                           56
  Ticketmaster Online - Citysearch,
    Inc. - Class B (7a) ..................................................  11,500                           96
    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (3.72 %)
  Koninklijke Philips Electronics NV -
    NY Registered Shares .................................................   1,200                           44
  Kyocera Corporation - ADR ..............................................     960                          102
  Samsung Electronics - GDR -
    144A (7c) ............................................................   2,575                          184
  Sony Corporation - ADR .................................................   2,500                          174
    ELECTRONIC COMPONENTS & ACCESSORIES (0.25 %)
  Egide (7a) .............................................................      66                           34
    ENVIRONMENTAL SERVICES (0.65 %)
  Allied Waste Industries, Inc. (7a) .....................................   6,050                           88


                                                                           NUMBER OF                      MARKET
                                                                            SHARES                        VALUE
                                                                      --------------------           ------------------
COMMON STOCKS (CONTINUED)
    INSTRUMENTS & RELATED PRODUCTS (5.52 %)
  Swatch Group AG (The) - Class B ........................................     600                      $   748
    INSURANCE (0.44 %)
  Muenchener Rueckversicherungs -
    Gesellschaft AG ......................................................     165                           59
    OIL & GAS EXTRACTION (0.49 %)
  Anadarko Petroleum Corporation .........................................     500                           36
  Total Fina Elf SA ......................................................     200                           30
    PERSONAL SERVICES (0.82 %)
  Cendant Corp. (7a) .....................................................  11,500                          111
    PETROLEUM REFINING (1.23 %)
  BP Amoco PLC ...........................................................   3,500                           28
  ENI SpA ................................................................  17,000                          109
  Murphy Oil Corporation .................................................     500                           30
    PHARMACEUTICALS (0.92 %)
  Fujisawa Pharmaceutical Company
    Limited ..............................................................   2,000                           66
  Takeda Chemical Industries, Ltd ........................................   1,000                           59
    PRIMARY METAL INDUSTRIES (1.46 %)
  Furukawa Electric Co., Ltd. (The) ......................................   7,200                          126
  Pohang Iron & Steel Co., Ltd. -
    ADR ..................................................................   4,600                           72
    RADIO & TELEVISION BROADCASTING (2.04 %)
  Paxson Communications
    Corporation (7a) .....................................................   4,400                           53
  USA Networks, Inc. (7a) ................................................  11,500                          224
    RETAIL TRADE (0.22 %) ValueVision International, Inc. -
    Class A (7a) .........................................................   2,400                           30
    SECURITY & COMMODITY BROKERS (0.34 %)
  Nikko Securities Co., Ltd. (The) .......................................   6,000                           46
    TELECOMMUNICATIONS (14.22 %)
  AT&T Corp. .............................................................   5,500                           95
  BellSouth Corporation ..................................................   2,100                           86
  British Telecommunications PLC .........................................   6,000                           51
  Cable & Wireless PLC - ADR .............................................   1,150                           46
  Centennial Communications
    Corp. (7a) ...........................................................   4,700                           88
  DDI Corporation ........................................................      35                          169
  Nextel Communications, Inc. -
    Class A (7a) .........................................................   7,950                          197
  NTT DoCoMo, Inc. .......................................................       4                           69

See accompanying notes which are an integral part of the financial statements.

134  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
WRL GABELLI GLOBAL GROWTH (CONTINUED)
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS



                                           NUMBER OF   MARKET
                                            SHARES      VALUE
                                          ----------  --------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS (CONTINUED)
  Rural Cellular Corporation -
    Class A (7a) .......................     5,100    $ 151
  SBC Communications Inc. ..............     1,200       57
  Sprint Corporation
    (PCS Group) (7a) ...................     7,250      148
  Telephone and Data Systems, Inc. .....     4,700      423
  Verizon Communications, Inc ..........       800       40
  Vodafone Group PLC - ADR .............     6,800      244
  WorldCom, Inc. (7a) ..................     4,500       63
                                                      -----
  Total Common Stocks ..................
  (cost: $ 6,624).................................    6,175
                                                      -----


                                       PRINCIPAL      MARKET
                                         AMOUNT       VALUE
                                      -----------  -----------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (60.45 %)
  U.S. Treasury Bill
    6.00 %, due 01/04/2001 .........  $  71        $     71
  U.S. Treasury Bill
    5.88 %, due 01/25/2001 .........  1,209           1,204
  U.S. Treasury Bill
    6.03 %, due 02/22/2001 .........    612             607
  U.S. Treasury Bill
    5.86 %, due 03/01/2001 .........  2,989           2,961
  U.S. Treasury Bill
    5.76 %, due 03/08/2001 .........    450             445
  U.S. Treasury Bill
    5.53 %, due 03/22/2001 .........  2,940           2,904
                                                   --------
  Total Short-Term U.S. Government
    Obligations
  (cost: $ 8,192)..............................       8,192
                                                   --------
  Total Investment Securities
  (cost: $ 14,816).............................    $ 14,367
                                                   ========


SUMMARY

  Investments, at market value ...........................................  106.02 %         $ 14,367
  Liabilities in
    excess of other assets ...............................................   (6.02)%             (816)
                                                                            ------           --------
  Net assets .............................................................  100.00 %         $ 13,551
                                                                            ======           ========


                                                                                             MARKET
                                                                             PERCENTAGE      VALUE
                                                                            ------------  -----------
INVESTMENTS BY COUNTRY:
  France .................................................................     2.57 %     $    369
  Germany ................................................................     0.41 %           59
  Italy ..................................................................     2.05 %          295
  Japan ..................................................................     3.72 %          535
  Switzerland ............................................................     5.21 %          749
  United Kingdom .........................................................     1.03 %          148
  United States ..........................................................    85.01 %       12,212
                                                                             ------       --------
   Investments, at market value ..........................................   100.00 %     $ 14,367
                                                                             ======       ========

See accompanying notes which are an integral part of the financial statements.

                                                         2000 ANNUAL REPORT  135

SCHEDULE OF INVESTMENTS
WRL LKCM CAPITAL GROWTH
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                         NUMBER OF             MARKET
                                                          SHARES                VALUE
                                                   --------------------  ------------------
COMMON STOCKS (97.91 %)
    COMMERCIAL BANKS (1.18 %)
  Golden State Bancorp Inc. .....................           300                $     9
    COMMUNICATIONS EQUIPMENT (9.67 %)
  Ciena Corporation (7a) ........................           350                     28
  Corning Incorporated ..........................           400                     21
  QUALCOMM Incorporated (7a) ....................           300                     25
    COMPUTER & DATA PROCESSING SERVICES (17.39 %)
  Ariba, Inc. (7a) ..............................           600                     32
  NetIQ Corporation (7a) ........................           400                     35
  New Era of Networks, Inc. (7a) ................         3,000                     18
  Oracle Corporation (7a) .......................           900                     26
  VERITAS Software
    Corporation (7a) ............................           250                     22
    COMPUTER & OFFICE EQUIPMENT (7.71 %)
  EMC Corporation (7a) ..........................           300                     20
  Juniper Networks, Inc. (7a) ...................           200                     25
  Sun Microsystems, Inc. (7a) ...................           500                     14
    ELECTRONIC COMPONENTS & ACCESSORIES (9.28 %)
  Applied Micro Circuits
    Corporation (7a) ............................           400                     30
  JDS Uniphase Corporation (7a) .................           250                     10
  New Focus, Inc. (7a) ..........................           900                     31
    FOOD & KINDRED PRODUCTS (5.23 %)
  Philip Morris Companies Inc. ..................           900                     40
    HEALTH SERVICES (5.36 %)
  Province Healthcare Company (7a)...............           700                     28
  Tenet Healthcare Corporation (7a)..............           300                     13


                                                         NUMBER OF             MARKET
                                                          SHARES                VALUE
                                                   --------------------  ------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (11.50 %)
  Oxford Health Plans, Inc. (7a) ................         900                  $    36
  Triad Hospitals, Inc. (7a) ....................       1,600                       52
    LIFE INSURANCE (3.14 %)
  American General Corporation ..................         300                       24
    PHARMACEUTICALS (4.05 %)
  Millennium Pharmaceuticals,
    Inc. (7a) ...................................         500                       31
    RUBBER & MISC. PLASTIC PRODUCTS (2.22 %)
  NIKE, Inc. - Class B ..........................         300                       17
    SAVINGS INSTITUTIONS (6.27 %)
  Washington Mutual, Inc ........................         900                       48
    SECURITY & COMMODITY BROKERS (11.90 %)
  Morgan Stanley Dean
    Witter & Co. ................................         200                       16
  Stewart (W. P.) & Co., Ltd. (7a) ..............       2,900                       75
    U.S. GOVERNMENT AGENCIES (3.01 %)
  Fannie Mae ....................................         100                        9
  Freddie Mac ...................................         200                       14
                                                                               -------
  Total Common Stocks
  (cost: $ 700)............................................................        749
                                                                               -------
  Total Investment Securities
  (cost: $ 700)........................................................        $   749
                                                                               =======
SUMMARY

  Investments, at market value ..................    97.91 %                   $   749
  Other assets in
    excess of liabilities .......................     2.09 %                        16
                                                    -----------                -------
  Net assets ....................................   100.00 %                   $   765
                                                    ===========                =======

See accompanying notes which are an integral part of the financial statements.

136  WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                     WRL           WRL
                                                                 J.P. MORGAN      AEGON
                                                                 MONEY MARKET      BOND
ASSETS:

 Investments in securities, at cost ..........................   $  319,939    $ 139,610
                                                                 ==========    =========
 Foreign cash, at cost .......................................   $        0    $       0
                                                                 ==========    =========
 Investments in securities, at market value ..................   $  319,939    $ 140,060
 Cash ........................................................           51          101
 Foreign cash ................................................            0            0
 Cash collateral for securities on loan ......................            0       18,207
 Receivables:
  Securities sold ............................................            0            0
  Interest ...................................................        1,599        1,938
  Dividends ..................................................            0            0
  Dividend reclaims receivable ...............................            0            0
  Foreign currency contracts .................................            0            0
  Other ......................................................            0           58
                                                                 ----------    ---------
   Total assets ..............................................      321,589      160,364
                                                                 ----------    ---------
LIABILITIES:
 Securities purchased ........................................            0            0
 Accounts payable and accrued liabilities:
  Investment advisory fees ...................................          104           53
  Due to custodian ...........................................            0            0
  Dividends to shareholders ..................................        1,532            0
  Deposits for securities on loan ............................            0       18,207
  Foreign currency contracts .................................            0            0
  Written options, at market value ...........................            0            0
  Other fees .................................................            8           77
                                                                 ----------    ---------
   Total liabilities .........................................        1,644       18,337
                                                                 ----------    ---------
     Net assets ..............................................   $  319,945    $ 142,027
                                                                 ==========    =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized .............................      450,000       50,000
                                                                 ==========    =========
 Capital stock ($ .01 par value) .............................   $    3,199    $     127
 Additional paid-in capital ..................................      316,746      147,976
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ....................            0        1,230
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ................            0       (7,756)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts .................            0          450
  Futures contracts ..........................................            0            0
  Foreign currency transactions ..............................            0            0
                                                                 ----------    ---------
 Net assets applicable to outstanding shares of capital ......   $  319,945    $ 142,027
                                                                 ==========    =========
 Shares outstanding ..........................................      319,945       12,749
                                                                 ==========    =========
 Net asset value and offering price per share ................   $     1.00    $   11.14
                                                                 ==========    =========


                                                                                                     WRL
                                                                      WRL             WRL           LKCM
                                                                     JANUS           JANUS       STRATEGIC
                                                                    GROWTH          GLOBAL      TOTAL RETURN
ASSETS:

 Investments in securities, at cost ..........................   $  2,594,504    $ 1,511,958    $  489,611
                                                                 ============    ===========    ==========
 Foreign cash, at cost .......................................   $          0    $       186    $        0
                                                                 ============    ===========    ==========
 Investments in securities, at market value ..................   $  2,965,266    $ 1,709,065    $  557,214
 Cash ........................................................            237          1,147            53
 Foreign cash ................................................              0            189             0
 Cash collateral for securities on loan ......................        355,550        166,126        23,615
 Receivables:
  Securities sold ............................................         15,666          4,298             0
  Interest ...................................................            194             90         2,878
  Dividends ..................................................            955            663           445
  Dividend reclaims receivable ...............................             11            221             0
  Foreign currency contracts .................................              0         19,357             0
  Other ......................................................          2,337          1,107           129
                                                                 ------------    -----------    ----------
   Total assets ..............................................      3,340,216      1,902,263       584,334
                                                                 ------------    -----------    ----------
LIABILITIES:
 Securities purchased ........................................         22,822          1,454         1,254
 Accounts payable and accrued liabilities:
  Investment advisory fees ...................................          2,164          1,191           374
  Due to custodian ...........................................              0              0             0
  Dividends to shareholders ..................................              0              0             0
  Deposits for securities on loan ............................        355,550        166,126        23,615
  Foreign currency contracts .................................              0         14,620             0
  Written options, at market value ...........................              0              0             0
  Other fees .................................................          2,593          1,299           167
                                                                 ------------    -----------    ----------
   Total liabilities .........................................        383,129        184,690        25,410
                                                                 ------------    -----------    ----------
     Net assets ..............................................   $  2,957,087    $ 1,717,573    $  558,924
                                                                 ============    ===========    ==========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized .............................        100,000        100,000        75,000
                                                                 ============    ===========    ==========
 Capital stock ($ .01 par value) .............................   $        625    $       716    $      375
 Additional paid-in capital ..................................      2,510,994      1,530,198       485,414
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ....................              0            707         2,955
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ................         74,706        (15,913)        2,577
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts .................        370,762        197,107        67,603
  Futures contracts ..........................................              0              0             0
  Foreign currency transactions ..............................              0          4,758             0
                                                                 ------------    -----------    ----------
 Net assets applicable to outstanding shares of capital ......   $  2,957,087    $ 1,717,573    $  558,924
                                                                 ============    ===========    ==========
 Shares outstanding ..........................................         62,472         71,656        37,506
                                                                 ============    ===========    ==========
 Net asset value and offering price per share ................   $      47.34    $     23.97    $    14.90
                                                                 ============    ===========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 137

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                       WRL            WRL
                                                                      VKAM           ALGER
                                                                    EMERGING      AGGRESSIVE
                                                                     GROWTH         GROWTH
ASSETS:

 Investments in securities, at cost ...........................   $  1,681,123    $ 908,822
                                                                  ============    =========
 Foreign cash, at cost ........................................   $          0    $       0
                                                                  ============    =========
 Investments in securities, at market value ...................   $  1,871,022    $ 892,935
 Cash .........................................................            166           45
 Foreign cash .................................................              0            0
 Cash collateral for securities on loan .......................        294,242       57,080
 Receivables:
  Securities sold .............................................          3,465       14,854
  Interest ....................................................            157           63
  Dividends ...................................................            296          543
  Dividend reclaims receivable ................................              0            0
  Foreign currency contracts ..................................              0            0
  Other .......................................................          1,764          419
                                                                  ------------    ---------
   Total assets ...............................................      2,171,112      965,939
                                                                  ------------    ---------
LIABILITIES:
 Securities purchased .........................................         32,781            0
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................          1,266          624
  Due to custodian ............................................              0            0
  Dividends to shareholders ...................................              0            0
  Deposits for securities on loan .............................        294,242       57,080
  Foreign currency contracts ..................................              0            0
  Written options, at market value ............................              0            0
  Other fees ..................................................          1,975          539
                                                                  ------------    ---------
   Total liabilities ..........................................        330,264       58,243
                                                                  ------------    ---------
     Net assets ...............................................   $  1,840,848    $ 907,696
                                                                  ============    =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................         75,000       75,000
                                                                  ============    =========
 Capital stock ($ .01 par value) ..............................   $        621    $     464
 Additional paid-in capital ...................................      1,630,528      938,088
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................            983            0
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................         18,817      (14,969)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................        189,899      (15,887)
  Futures contracts ...........................................              0            0
  Foreign currency transactions ...............................              0            0
                                                                  ------------    ---------
 Net assets applicable to outstanding shares of capital .......   $  1,840,848    $ 907,696
                                                                  ============    =========
 Shares outstanding ...........................................         62,072       46,418
                                                                  ============    =========
 Net asset value and offering price per share .................   $      29.66    $   19.56
                                                                  ============    =========


                                                                                   WRL
                                                                     WRL        FEDERATED        WRL
                                                                    AEGON       GROWTH &      DEAN ASSET
                                                                  BALANCED       INCOME       ALLOCATION
ASSETS:

 Investments in securities, at cost ...........................  $  83,694     $  114,587     $ 204,223
                                                                 =========     ==========     =========
 Foreign cash, at cost ........................................  $       0     $        0     $       0
                                                                 =========     ==========     =========
 Investments in securities, at market value ...................  $ 108,209     $  124,253     $ 216,137
 Cash .........................................................      2,651             50         1,963
 Foreign cash .................................................          0              0             0
 Cash collateral for securities on loan .......................      3,256          2,671         7,001
 Receivables:
  Securities sold .............................................          0          5,059           760
  Interest ....................................................        552             18           794
  Dividends ...................................................         49            410           428
  Dividend reclaims receivable ................................          0              0             0
  Foreign currency contracts ..................................          0              0             0
  Other .......................................................         22              8            39
                                                                 ---------     ----------     ---------
   Total assets ...............................................    114,739        132,469       227,122
                                                                 ---------     ----------     ---------
LIABILITIES:
 Securities purchased .........................................          0          6,817           125
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................         76             72           141
  Due to custodian ............................................          0              0             0
  Dividends to shareholders ...................................          0              0             0
  Deposits for securities on loan .............................      3,256          2,671         7,001
  Foreign currency contracts ..................................          0              0             0
  Written options, at market value ............................          0              0         4,124
  Other fees ..................................................         34             23            56
                                                                 ---------     ----------     ---------
   Total liabilities ..........................................      3,366          9,583        11,447
                                                                 ---------     ----------     ---------
     Net assets ...............................................  $ 111,373     $  122,886     $ 215,675
                                                                 =========     ==========     =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................     50,000         50,000        75,000
                                                                 =========     ==========     =========
 Capital stock ($ .01 par value) ..............................  $      85     $       91     $     164
 Additional paid-in capital ...................................     96,012        109,222       200,987
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................        470          3,814         3,475
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................     (9,709)            93          (478)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................     24,515          9,666        11,527
  Futures contracts ...........................................          0              0             0
  Foreign currency transactions ...............................          0              0             0
                                                                 ---------     ----------     ---------
 Net assets applicable to outstanding shares of capital .......  $ 111,373     $  122,886     $ 215,675
                                                                 =========     ==========     =========
 Shares outstanding ...........................................      8,467          9,150        16,354
                                                                 =========     ==========     =========
 Net asset value and offering price per share .................  $   13.15     $    13.43     $   13.19
                                                                 =========     ==========     =========

See accompanying notes which are an integral part of the financial statements.

138 WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                     WRL           WRL
                                                                  C.A.S.E.         NWQ
                                                                   GROWTH     VALUE EQUITY
ASSETS:

 Investments in securities, at cost ...........................  $  97,124     $ 126,607
                                                                 =========     =========
 Foreign cash, at cost ........................................  $       0     $       0
                                                                 =========     =========
 Investments in securities, at market value ...................  $  72,335     $ 144,665
 Cash .........................................................         47            50
 Foreign cash .................................................          0             0
 Cash collateral for securities on loan .......................     18,717        11,729
 Receivables:
  Securities sold .............................................          0             0
  Interest ....................................................         25            11
  Dividends ...................................................         20           202
  Dividend reclaims receivable ................................          0             1
  Foreign currency contracts ..................................          0             0
  Other .......................................................         71            56
                                                                 ---------     ---------
   Total assets ...............................................     91,215       156,714
                                                                 ---------     ---------
LIABILITIES:
 Securities purchased .........................................          0             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................         50            93
  Due to custodian ............................................          0             0
  Dividends to shareholders ...................................          0             0
  Deposits for securities on loan .............................     18,717        11,729
  Foreign currency contracts ..................................          0             0
  Written options, at market value ............................          0             0
  Other fees ..................................................         98            74
                                                                 ---------     ---------
   Total liabilities ..........................................     18,865        11,896
                                                                 ---------     ---------
     Net assets ...............................................  $  72,350     $ 144,818
                                                                 =========     =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................     50,000        50,000
                                                                 =========     =========
 Capital stock ($ .01 par value) ..............................  $      70     $     101
 Additional paid-in capital ...................................     95,333       127,355
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................      6,847           225
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................     (5,111)         (921)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................    (24,789)       18,058
  Futures contracts ...........................................          0             0
  Foreign currency transactions ...............................          0             0
                                                                 ---------     ---------
 Net assets applicable to outstanding shares of capital .......  $  72,350     $ 144,818
                                                                 =========     =========
 Shares outstanding ...........................................      7,027        10,077
                                                                 =========     =========
 Net asset value and offering price per share .................  $   10.30     $   14.37
                                                                 =========     =========


                                                                      WRL                          WRL
                                                                       GE            WRL          THIRD
                                                                 INTERNATIONAL       GE          AVENUE
                                                                     EQUITY      U.S. EQUITY      VALUE
ASSETS:

 Investments in securities, at cost ...........................    $ 36,659       $ 183,862     $  82,841
                                                                   ========       =========     =========
 Foreign cash, at cost ........................................    $      1       $       0     $       0
                                                                   ========       =========     =========
 Investments in securities, at market value ...................    $ 33,661       $ 198,143     $  93,066
 Cash .........................................................       2,920           7,709            50
 Foreign cash .................................................           1               0             0
 Cash collateral for securities on loan .......................       3,181           8,463         6,175
 Receivables:
  Securities sold .............................................           0             249             0
  Interest ....................................................          14              39            38
  Dividends ...................................................          23             154            36
  Dividend reclaims receivable ................................          24               2             0
  Foreign currency contracts ..................................           0               0             0
  Other .......................................................          37              20            17
                                                                   --------       ---------     ---------
   Total assets ...............................................      39,861         214,779        99,382
                                                                   --------       ---------     ---------
LIABILITIES:
 Securities purchased .........................................           0             360           379
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................          29             138            59
  Due to custodian ............................................           0               0             0
  Dividends to shareholders ...................................           0               0             0
  Deposits for securities on loan .............................       3,181           8,463         6,175
  Foreign currency contracts ..................................           0               0             0
  Written options, at market value ............................           0               0             0
  Other fees ..................................................           0              57            27
                                                                   --------       ---------     ---------
   Total liabilities ..........................................       3,210           9,018         6,640
                                                                   --------       ---------     ---------
     Net assets ...............................................    $ 36,651       $ 205,761     $  92,742
                                                                   ========       =========     =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................      50,000          50,000        50,000
                                                                   ========       =========     =========
 Capital stock ($ .01 par value) ..............................    $     35       $     137     $      68
 Additional paid-in capital ...................................      38,838         191,344        82,066
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................       1,094             324           155
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................        (319)           (286)          228
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................      (2,998)         14,281        10,225
  Futures contracts ...........................................           0             (39)            0
  Foreign currency transactions ...............................           1               0             0
                                                                   --------       ---------     ---------
 Net assets applicable to outstanding shares of capital .......    $ 36,651       $ 205,761     $  92,742
                                                                   ========       =========     =========
 Shares outstanding ...........................................       3,544          13,737         6,765
                                                                   ========       =========     =========
 Net asset value and offering price per share .................    $  10.34       $   14.98     $   13.71
                                                                   ========       =========     =========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 139

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                       WRL
                                                                   J.P. MORGAN        WRL
                                                                   REAL ESTATE   GOLDMAN SACHS
                                                                    SECURITIES      GROWTH
ASSETS:

 Investments in securities, at cost .............................   $ 15,159       $ 20,902
                                                                    ========       ========
 Foreign cash, at cost ..........................................   $      0       $      0
                                                                    ========       ========
 Investments in securities, at market value .....................   $ 15,842       $ 20,105
 Cash ...........................................................        663             50
 Foreign cash ...................................................          0              0
 Cash collateral for securities on loan .........................          0              0
 Receivables:
  Securities sold ...............................................         62             47
  Interest ......................................................          4              0
  Dividends .....................................................        135             13
  Dividend reclaims receivable ..................................          0              0
  Foreign currency contracts ....................................          0              0
  Other .........................................................          0              0
                                                                    --------       --------
   Total assets .................................................     16,706         20,215
                                                                    --------       --------
LIABILITIES:
 Securities purchased ...........................................        116             12
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................         11             15
  Due to custodian ..............................................          0              0
  Dividends to shareholders .....................................          0              0
  Deposits for securities on loan ...............................          0              0
  Foreign currency contracts ....................................          0              0
  Written options, at market value ..............................          0              0
  Other fees ....................................................          2              3
                                                                    --------       --------
   Total liabilities ............................................        129             30
                                                                    --------       --------
     Net assets .................................................   $ 16,577       $ 20,185
                                                                    ========       ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................     50,000         50,000
                                                                    ========       ========
 Capital stock ($ .01 par value) ................................   $     16       $     19
 Additional paid-in capital .....................................     15,375         20,839
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .......................        774            264
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ...................       (271)          (140)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ....................        683           (797)
  Futures contracts .............................................          0              0
  Foreign currency transactions .................................          0              0
                                                                    --------       --------
 Net assets applicable to outstanding shares of capital .........   $ 16,577       $ 20,185
                                                                    ========       ========
 Shares outstanding .............................................      1,607          1,891
                                                                    ========       ========
 Net asset value and offering price per share ...................   $  10.32       $  10.67
                                                                    ========       ========


                                                                        WRL              WRL              WRL
                                                                   GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                                     SMALL CAP     DIVIDEND GROWTH     SMALL CAP
ASSETS:

 Investments in securities, at cost .............................     $ 6,328         $ 16,311         $ 31,376
                                                                      =======         ========         ========
 Foreign cash, at cost ..........................................     $     0         $      0         $      0
                                                                      =======         ========         ========
 Investments in securities, at market value .....................     $ 6,297         $ 17,945         $ 30,090
 Cash ...........................................................         150              422              805
 Foreign cash ...................................................           0                0                0
 Cash collateral for securities on loan .........................           0                0            3,589
 Receivables:
  Securities sold ...............................................           0               66              230
  Interest ......................................................           0                1                4
  Dividends .....................................................           9               20                3
  Dividend reclaims receivable ..................................           0                0                0
  Foreign currency contracts ....................................           0                0                0
  Other .........................................................           0                0               14
                                                                      -------         --------         --------
   Total assets .................................................       6,456           18,454           34,735
                                                                      -------         --------         --------
LIABILITIES:
 Securities purchased ...........................................           0              804            1,084
 Accounts payable and accrued liabilities:
  Investment advisory fees ......................................           5               12               18
  Due to custodian ..............................................           0                0                0
  Dividends to shareholders .....................................           0                0                0
  Deposits for securities on loan ...............................           0                0            3,589
  Foreign currency contracts ....................................           0                0                0
  Written options, at market value ..............................           0                0                0
  Other fees ....................................................           0                1               20
                                                                      -------         --------         --------
   Total liabilities ............................................           5              817            4,711
                                                                      -------         --------         --------
     Net assets .................................................     $ 6,451         $ 17,637         $ 30,024
                                                                      =======         ========         ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ................................      50,000           50,000           50,000
                                                                      =======         ========         ========
 Capital stock ($ .01 par value) ................................     $     6         $     17         $     25
 Additional paid-in capital .....................................       6,433           16,604           31,881
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .......................          63              147                1
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ...................         (20)            (765)            (597)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ....................         (31)           1,634           (1,286)
  Futures contracts .............................................           0                0                0
  Foreign currency transactions .................................           0                0                0
                                                                      -------         --------         --------
 Net assets applicable to outstanding shares of capital .........     $ 6,451         $ 17,637         $ 30,024
                                                                      =======         ========         ========
 Shares outstanding .............................................         593            1,742            2,472
                                                                      =======         ========         ========
 Net asset value and offering price per share ...................    $  10.88         $  10.13         $  12.15
                                                                     ========         ========         ========

See accompanying notes which are an integral part of the financial statements.

140 WRL SERIES FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                    WRL            WRL
                                                                  SALOMON    PILGRIM BAXTER
                                                                  ALL CAP    MID CAP GROWTH
ASSETS:

 Investments in securities, at cost ...........................  $ 85,589      $ 296,159
                                                                 ========      =========
 Foreign cash, at cost ........................................  $      0      $       0
                                                                 ========      =========
 Investments in securities, at market value ...................  $ 85,006      $ 236,636
 Cash .........................................................        50             50
 Foreign cash .................................................         0              0
 Cash collateral for securities on loan .......................    11,961         41,244
 Receivables:
  Securities sold .............................................     1,083          2,628
  Interest ....................................................       111             41
  Dividends ...................................................        48              6
  Dividend reclaims receivable ................................         0              0
  Foreign currency contracts ..................................         0              0
  Other .......................................................        33            231
                                                                 --------      ---------
   Total assets ...............................................    98,292        280,836
                                                                 --------      ---------
LIABILITIES:
 Securities purchased .........................................       485         21,867
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................        61            159
  Due to custodian ............................................         0              0
  Dividends to shareholders ...................................         0              0
  Deposits for securities on loan .............................    11,961         41,244
  Foreign currency contracts ..................................         0              0
  Written options, at market value ............................        13              0
  Other fees ..................................................        42            259
                                                                 --------      ---------
   Total liabilities ..........................................    12,562         63,529
                                                                 --------      ---------
     Net assets ...............................................  $ 85,730      $ 217,307
                                                                 ========      =========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................    50,000         50,000
                                                                 ========      =========
 Capital stock ($ .01 par value) ..............................  $     66      $     144
 Additional paid-in capital ...................................    83,137        293,737
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................     3,580              0
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................      (461)       (17,051)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................      (592)       (59,523)
  Futures contracts ...........................................         0              0
  Foreign currency transactions ...............................         0              0
                                                                 --------      ---------
 Net assets applicable to outstanding shares of capital .......  $ 85,730      $ 217,307
                                                                 ========      =========
 Shares outstanding ...........................................     6,602         14,433
                                                                 ========      =========
 Net asset value and offering price per share .................  $  12.99      $   15.06
                                                                 ========      =========


                                                                                   WRL          WRL
                                                                     WRL       VALUE LINE      GREAT
                                                                   DREYFUS     AGGRESSIVE   COMPANIES -
                                                                   MID CAP       GROWTH     AMERICA(SM)
ASSETS:

 Investments in securities, at cost ...........................   $  14,685     $ 6,274      $ 67,708
                                                                  =========     =======      ========
 Foreign cash, at cost ........................................   $       0     $     0      $      0
                                                                  =========     =======      ========
 Investments in securities, at market value ...................   $  14,744     $ 5,620      $ 73,981
 Cash .........................................................          50         492         9,015
 Foreign cash .................................................           0           0             0
 Cash collateral for securities on loan .......................           0           0             0
 Receivables:
  Securities sold .............................................           0           0           104
  Interest ....................................................           0           2            39
  Dividends ...................................................          11           3            44
  Dividend reclaims receivable ................................           0           0             0
  Foreign currency contracts ..................................           0           0             0
  Other .......................................................           0           0             0
                                                                  ---------     -------      --------
   Total assets ...............................................      14,805       6,117        83,183
                                                                  ---------     -------      --------
LIABILITIES:
 Securities purchased .........................................          80         391             0
 Accounts payable and accrued liabilities:
  Investment advisory fees ....................................           9           4            51
  Due to custodian ............................................           0           0             0
  Dividends to shareholders ...................................           0           0             0
  Deposits for securities on loan .............................           0           0             0
  Foreign currency contracts ..................................           0           0             0
  Written options, at market value ............................           0           0             0
  Other fees ..................................................           2           1            11
                                                                  ---------     -------      --------
   Total liabilities ..........................................          91         396            62
                                                                  ---------     -------      --------
     Net assets ...............................................   $  14,714     $ 5,721      $ 83,121
                                                                  =========     =======      ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized ..............................      50,000      50,000        50,000
                                                                  =========     =======      ========
 Capital stock ($ .01 par value) ..............................   $      12     $     6      $     73
 Additional paid-in capital ...................................      14,347       6,720        76,447
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) .....................         296           0           398
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions .................           0        (351)          (70)
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts ..................          59        (654)        6,273
  Futures contracts ...........................................           0           0             0
  Foreign currency transactions ...............................           0           0             0
                                                                  ---------     -------      --------
 Net assets applicable to outstanding shares of capital .......   $  14,714     $ 5,721      $ 83,121
                                                                  =========     =======      ========
 Shares outstanding ...........................................       1,237         633         7,303
                                                                  =========     =======      ========
 Net asset value and offering price per share .................   $   11.90     $  9.03      $  11.38
                                                                  =========     =======      ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 141

STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2000
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS


                                                                      WRL            WRL             WRL            WRL
                                                                     GREAT          GREAT          GABELLI         LKCM
                                                                  COMPANIES -    COMPANIES -       GLOBAL         CAPITAL
                                                                TECHNOLOGY(SM)    GLOBAL2          GROWTH         GROWTH
ASSETS:

 Investments in securities, at cost ..........................     $ 31,653        $ 4,735        $ 14,816       $    700
                                                                   ========        =======        ========       ========
 Foreign cash, at cost .......................................     $      0        $     0        $     0        $      0
                                                                   ========        =======        ========       ========
 Investments in securities, at market value ..................     $ 21,690        $ 4,528        $ 14,367            749
 Cash ........................................................        2,179            687            158              26
 Foreign cash ................................................            0              0              0               0
 Cash collateral for securities on loan ......................            0              0              0               0
 Receivables:
  Securities sold ............................................          303              0              0              31
  Interest ...................................................            7              4              1               0
  Dividends ..................................................            7              2              2               0
  Dividend reclaims receivable ...............................            0              0              0               0
  Foreign currency contracts .................................            0              0              3               0
  Other ......................................................            0              0              0               0
                                                                   --------        -------        --------       --------
   Total assets ..............................................       24,186          5,221         14,531             806
                                                                   --------        -------        --------       --------
LIABILITIES:
 Securities purchased ........................................            0            160            968              41
 Accounts payable and accrued liabilities:
  Investment advisory fees ...................................           19              3             10               0
  Due to custodian ...........................................            0              0              0               0
  Dividends to shareholders ..................................            0              0              0               0
  Deposits for securities on loan ............................            0              0              0               0
  Foreign currency contracts .................................            0              0              0               0
  Written options, at market value ...........................            0              0              0               0
  Other fees .................................................            8              1              2               0
                                                                   --------        -------        --------       --------
   Total liabilities .........................................           27            164            980              41
                                                                   --------        -------        --------       --------
     Net assets ..............................................     $ 24,159        $ 5,057        $ 13,551       $    765
                                                                   ========        =======        ========       ========
NET ASSETS CONSISTS OF:
 Capital stock shares authorized .............................       50,000         50,000         50,000          50,000
                                                                   ========        =======        ========       ========
 Capital stock ($ .01 par value) .............................     $     36        $     6        $    15               1
 Additional paid-in capital ..................................       36,470          5,274         14,046             691
 Accumulated undistributed (distributions in
  excess of) net investment income (loss) ....................            0              4             61              24
 Accumulated undistributed net realized gain (loss) on
  investment securities, option contracts, futures
  contracts and foreign currency transactions ................       (2,384)           (20)          (120)              0
 Net unrealized appreciation (depreciation) on:
  Investment securities and option contracts .................       (9,963)          (207)          (449)             49
  Futures contracts ..........................................            0              0              0               0
  Foreign currency transactions ..............................            0              0             (2)              0
                                                                   --------        -------        ----------     --------
 Net assets applicable to outstanding shares of capital ......     $ 24,159        $ 5,057        $13,551        $    765
                                                                   ========        =======        =========      ========
 Shares outstanding ..........................................        3,584            592          1,488              68
                                                                   ========        =======        =========      ========
 Net asset value and offering price per share ................     $   6.74        $  8.54        $  9.10        $  11.19
                                                                   ========        =======        =========      ========

See accompanying notes which are an integral part of the financial statements.

142 WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                               WRL           WRL
                                                           J.P. MORGAN      AEGON
                                                           MONEY MARKET      BOND
INVESTMENT INCOME:
 Interest ..............................................    $ 18,230      $  8,950
 Dividends .............................................           0             0
 Foreign tax withheld ..................................           0             0
                                                            --------      --------
   Total investment income .............................      18,230         8,950
                                                            --------      --------
EXPENSES:
 Investment advisory fees ..............................       1,138           612
 Printing and shareholder reports ......................          19            42
 Custody fees ..........................................          61            30
 Administrative service fees ...........................           9            19
 Legal fees ............................................           2             4
 Auditing and accounting fees ..........................           8             9
 Directors fees ........................................           1             1
 Registration fees .....................................           0             0
 Other fees ............................................           2             3
                                                            --------      --------
   Total expenses ......................................       1,240           720
Less:
 Advisory fee waiver and expense reimbursement .........           0             0
 Fees paid indirectly ..................................           0             0
                                                            --------      --------
   Net expenses ........................................       1,240           720
                                                            --------      --------
 Net investment income (loss) ..........................      16,990         8,230
                                                            --------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........           0        (3,019)
  Futures contracts ....................................           0             0
  Foreign currency transactions ........................           0             0
                                                            --------      --------
   Total net realized gain (loss) ......................           0        (3,019)
                                                            --------      --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........           0         8,839
  Futures contracts ....................................           0             0
  Foreign currency transactions ........................           0             0
                                                            --------      --------
   Total change in unrealized appreciation
     (depreciation) ....................................           0         8,839
                                                            --------      --------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................           0         5,820
                                                            --------      --------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ 16,990      $ 14,050
                                                            ========      ========


                                                                                                  WRL
                                                                 WRL               WRL            LKCM
                                                                JANUS             JANUS        STRATEGIC
                                                                GROWTH            GLOBAL      TOTAL RETURN
INVESTMENT INCOME:
 Interest ..............................................    $     19,132       $    11,777    $   12,268
 Dividends .............................................           7,006             8,641         5,458
 Foreign tax withheld ..................................            (311)             (892)          (25)
                                                            ------------       -----------    ----------
   Total investment income .............................          25,827            19,526        17,701
                                                            ------------       -----------    ----------
EXPENSES:
 Investment advisory fees ..............................          31,764            16,449         4,639
 Printing and shareholder reports ......................             535               406           119
 Custody fees ..........................................             594             1,116            93
 Administrative service fees ...........................             238               181            55
 Legal fees ............................................              54                40            12
 Auditing and accounting fees ..........................              24                19            12
 Directors fees ........................................              18                14             4
 Registration fees .....................................               3                 2             0
 Other fees ............................................              40                31             9
                                                            ------------       -----------    ----------
   Total expenses ......................................          33,270            18,258         4,943
Less:
 Advisory fee waiver and expense reimbursement .........               0                 0             0
 Fees paid indirectly ..................................               0                 0             0
                                                            ------------       -----------    ----------
   Net expenses ........................................          33,270            18,258         4,943
                                                            ------------       -----------    ----------
 Net investment income (loss) ..........................          (7,443)            1,268        12,758
                                                            ------------       -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........         548,506           339,797        25,378
  Futures contracts ....................................               0                 0             0
  Foreign currency transactions ........................              (2)           38,249             0
                                                            ---------------    -----------    ----------
   Total net realized gain (loss) ......................         548,504           378,046        25,378
                                                            --------------     -----------    ----------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........      (1,758,441)         (752,674)      (61,152)
  Futures contracts ....................................               0                 0             0
  Foreign currency transactions ........................               0             1,518             0
                                                            --------------     -----------    ----------
   Total change in unrealized appreciation
     (depreciation) ....................................      (1,758,441)         (751,156)      (61,152)
                                                            --------------     -----------    ----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      (1,209,937)         (373,110)      (35,774)
                                                            --------------     -----------    ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ (1,217,380)      $  (371,842)   $  (23,016)
                                                            ==============     ===========    ==========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 143

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                               WRL              WRL
                                                               VKAM            ALGER
                                                             EMERGING        AGGRESSIVE
                                                              GROWTH           GROWTH
INVESTMENT INCOME:
 Interest ..............................................   $    11,114      $    4,195
 Dividends .............................................         2,191           2,264
 Foreign tax withheld ..................................           (33)             (8)
                                                           -----------      ----------
   Total investment income .............................        13,272           6,451
                                                           -----------      ----------
EXPENSES:
 Investment advisory fees ..............................        18,276           9,288
 Printing and shareholder reports ......................           410             346
 Custody fees ..........................................           346             164
 Administrative service fees ...........................           181             153
 Legal fees ............................................            41              34
 Auditing and accounting fees ..........................            13               9
 Directors fees ........................................            14              12
 Registration fees .....................................             4               2
 Other fees ............................................            31              26
                                                           -----------      ----------
   Total expenses ......................................        19,316          10,034
Less:
 Advisory fee waiver and expense reimbursement .........             0               0
 Fees paid indirectly ..................................             0               0
                                                           -----------      ----------
   Net expenses ........................................        19,316          10,034
                                                           -----------      ----------
 Net investment income (loss) ..........................        (6,044)         (3,583)
                                                           -----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       526,295         108,555
  Futures contracts ....................................             0               0
  Foreign currency transactions ........................             0               0
                                                           -----------      ----------
   Total net realized gain (loss) ......................       526,295         108,555
                                                           -----------      ----------
 Change in unrealized appreciation (depreciation) on:

  Investment securities and option contracts ...........      (802,158)       (520,535)
  Futures contracts ....................................             0               0
  Foreign currency transactions ........................             0               0
                                                           -----------      ----------
   Total change in unrealized appreciation
     (depreciation) ....................................      (802,158)       (520,535)
                                                           -----------      ----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      (275,863)       (411,980)
                                                           -----------      ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $  (281,907)     $ (415,563)
                                                           ===========      ==========


                                                                             WRL
                                                              WRL         FEDERATED        WRL
                                                             AEGON        GROWTH &      DEAN ASSET
                                                            BALANCED       INCOME       ALLOCATION
INVESTMENT INCOME:
 Interest ..............................................   $ 2,018        $   618       $ 4,529
 Dividends .............................................       895          3,891         4,618
 Foreign tax withheld ..................................        (1)            (3)           (3)
                                                           ---------      ---------     ---------
   Total investment income .............................     2,912          4,506         9,144
                                                           ---------      ---------     ---------
EXPENSES:
 Investment advisory fees ..............................       853            655         1,706
 Printing and shareholder reports ......................        35             38            60
 Custody fees ..........................................        23             22            44
 Administrative service fees ...........................        16             17            27
 Legal fees ............................................         3              4             6
 Auditing and accounting fees ..........................         8              8             8
 Directors fees ........................................         1              1             2
 Registration fees .....................................         0              0             0
 Other fees ............................................         3              3             5
                                                           ---------      ---------     ---------
   Total expenses ......................................       942            748         1,858
Less:
 Advisory fee waiver and expense reimbursement .........         0              0             0
 Fees paid indirectly ..................................         0              0             0
                                                           ---------      ---------     ---------
   Net expenses ........................................       942            748         1,858
                                                           ---------      ---------     ---------
 Net investment income (loss) ..........................     1,970          3,758         7,286
                                                           ---------      ---------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........    (3,529)         3,821        10,375
  Futures contracts ....................................         0              0             0
  Foreign currency transactions ........................         0              0             0
                                                           ---------      ---------     ---------
   Total net realized gain (loss) ......................    (3,529)         3,821        10,375
                                                           ---------      ---------     ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........     7,335         16,229        15,556
  Futures contracts ....................................         0              0             0
  Foreign currency transactions ........................         0              0             0
                                                           ---------      ---------     ---------
   Total change in unrealized appreciation
     (depreciation) ....................................     7,335         16,229        15,556
                                                           ---------      ---------     ---------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................     3,806         20,050        25,931
                                                           ---------      ---------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................   $ 5,776        $ 23,808      $ 33,217
                                                           =========      =========     =========

See accompanying notes which are an integral part of the financial statements.

144 WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                WRL             WRL
                                                             C.A.S.E.           NWQ
                                                              GROWTH       VALUE EQUITY
INVESTMENT INCOME:
 Interest ..............................................    $     131        $   487
 Dividends .............................................          559          2,171
 Foreign tax withheld ..................................           (4)            (2)
                                                            -----------      ---------
   Total investment income .............................          686          2,656
                                                            -----------      ---------
EXPENSES:
 Investment advisory fees ..............................          704          1,068
 Printing and shareholder reports ......................           42             44
 Custody fees ..........................................          100             33
 Administrative service fees ...........................           19             20
 Legal fees ............................................            4              4
 Auditing and accounting fees ..........................            8              8
 Directors fees ........................................            2              1
 Registration fees .....................................            0              0
 Other fees ............................................            3              3
                                                            -----------      ---------
   Total expenses ......................................          882          1,181
Less:
 Advisory fee waiver and expense reimbursement .........            0              0
 Fees paid indirectly ..................................            0              0
                                                            -----------      ---------
   Net expenses ........................................          882          1,181
                                                            -----------      ---------
 Net investment income (loss) ..........................         (196)         1,475
                                                            -----------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       11,231         14,583
  Futures contracts ....................................            0              0
  Foreign currency transactions ........................            0              0
                                                            -----------      ---------
   Total net realized gain (loss) ......................       11,231         14,583
                                                            -----------      ---------
 Change in unrealized appreciation (depreciation) on:

  Investment securities and option contracts ...........      (29,499)         1,997
  Futures contracts ....................................            0              0
  Foreign currency transactions ........................            0              0
                                                            -----------      ---------
   Total change in unrealized appreciation
     (depreciation) ....................................      (29,499)         1,997
                                                            -----------      ---------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      (18,268)        16,580
                                                            -----------      ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ (18,464)       $ 18,055
                                                            ===========      =========


                                                               WRL                            WRL
                                                                GE             WRL           THIRD
                                                          INTERNATIONAL         GE           AVENUE
                                                              EQUITY       U.S. EQUITY       VALUE
INVESTMENT INCOME:
 Interest ..............................................    $     93        $    382       $ 1,000
 Dividends .............................................         537           2,190           282
 Foreign tax withheld ..................................         (76)             (7)           (5)
                                                            --------        ----------     ---------
   Total investment income .............................         554           2,565         1,277
                                                            --------        ----------     ---------
EXPENSES:
 Investment advisory fees ..............................         349           1,575           412
 Printing and shareholder reports ......................          14              46            10
 Custody fees ..........................................         200              81            36
 Administrative service fees ...........................           6              21             4
 Legal fees ............................................           1               5             1
 Auditing and accounting fees ..........................           7               7             8
 Directors fees ........................................           1               2             0
 Registration fees .....................................           0               0             0
 Other fees ............................................           1               4             1
                                                            --------        ----------     ---------
   Total expenses ......................................         579           1,741           472
Less:
 Advisory fee waiver and expense reimbursement .........         126               0             0
 Fees paid indirectly ..................................           0               0             0
                                                            --------        ----------     ---------
   Net expenses ........................................         453           1,741           472
                                                            --------        ----------     ---------
 Net investment income (loss) ..........................         101             824           805
                                                            --------        ----------     ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........       5,347           7,317         2,769
  Futures contracts ....................................          (1)            142             0
  Foreign currency transactions ........................         (75)              0             0
                                                            ----------      ----------     ---------
   Total net realized gain (loss) ......................       5,271           7,459         2,769
                                                            ----------      ----------     ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........     (10,869)         (9,259)        8,846
  Futures contracts ....................................           0            (291)            0
  Foreign currency transactions ........................           2               0             0
                                                            ----------      ----------     ---------
   Total change in unrealized appreciation
     (depreciation) ....................................     (10,867)         (9,550)        8,846
                                                            ----------      ----------     ---------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      (5,596)         (2,091)       11,615
                                                            ----------      ----------     ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ (5,495)       $ (1,267)      $ 12,420
                                                            ==========      ==========     =========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 145

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                              WRL
                                                          J.P. MORGAN        WRL
                                                          REAL ESTATE   GOLDMAN SACHS
                                                           SECURITIES       GROWTH
INVESTMENT INCOME:
 Interest ..............................................    $    31       $     40
 Dividends .............................................        563            121
 Foreign tax withheld ..................................          0             (1)
                                                            -------       ----------
   Total investment income .............................        594            160
                                                            -------       ----------
EXPENSES:
 Investment advisory fees ..............................         66            125
 Printing and shareholder reports ......................          2              3
 Custody fees ..........................................         64             54
 Administrative service fees ...........................          1              1
 Legal fees ............................................          0              0
 Auditing and accounting fees ..........................          7              8
 Directors fees ........................................          0              0
 Registration fees .....................................          0              0
 Other fees ............................................          0              0
                                                            -------       ----------
   Total expenses ......................................        140            191
Less:
 Advisory fee waiver and expense reimbursement .........         58             52
 Fees paid indirectly ..................................          0              0
                                                            -------       ----------
   Net expenses ........................................         82            139
                                                            -------       ----------
 Net investment income (loss) ..........................        512             21
                                                            -------       ----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........        470            231
  Futures contracts ....................................          0              0
  Foreign currency transactions ........................          0              0
                                                            -------       ----------
   Total net realized gain (loss) ......................        470            231
                                                            -------       ----------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........        928         (1,820)
  Futures contracts ....................................          0              0
  Foreign currency transactions ........................          0              0
                                                            -------       ----------
   Total change in unrealized appreciation
     (depreciation) ....................................        928         (1,820)
                                                            -------       ----------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................      1,398         (1,589)
                                                            -------       ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ 1,910       $ (1,568)
                                                            =======       ==========


                                                               WRL              WRL              WRL
                                                          GOLDMAN SACHS    T. ROWE PRICE    T. ROWE PRICE
                                                            SMALL CAP     DIVIDEND GROWTH     SMALL CAP
INVESTMENT INCOME:
 Interest ..............................................     $   22           $   34         $      67
 Dividends .............................................         63              241                28
 Foreign tax withheld ..................................          0               (1)                0
                                                             ------           --------       ---------
   Total investment income .............................         85              274                95
                                                             ------           --------       ---------
EXPENSES:
 Investment advisory fees ..............................         45              113               167
 Printing and shareholder reports ......................          1                2                 4
 Custody fees ..........................................         67               58                71
 Administrative service fees ...........................          1                1                 2
 Legal fees ............................................          0                0                 0
 Auditing and accounting fees ..........................          8                7                 8
 Directors fees ........................................          0                0                 0
 Registration fees .....................................          0                0                 0
 Other fees ............................................          0                0                 0
                                                             ------           --------       ---------
   Total expenses ......................................        122              181               252
Less:
 Advisory fee waiver and expense reimbursement .........         72               56                31
 Fees paid indirectly ..................................          0                0                 0
                                                             ------           --------       ---------
   Net expenses ........................................         50              125               221
                                                             ------           --------       ---------
 Net investment income (loss) ..........................         35              149              (126)
                                                             ------           --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........        279             (503)             (400)
  Futures contracts ....................................       (254)               0               (60)
  Foreign currency transactions ........................          0               (1)                0
                                                             ------           ---------      ---------
   Total net realized gain (loss) ......................         25             (504)             (460)
                                                             ------           --------       ---------
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........       (264)           1,812            (3,323)
  Futures contracts ....................................         (9)               0                 0
  Foreign currency transactions ........................          0                0                 0
                                                             --------         --------       ---------
   Total change in unrealized appreciation
     (depreciation) ....................................       (273)           1,812            (3,323)
                                                             --------         --------       ---------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................       (248)           1,308            (3,783)
                                                             --------         --------       ---------
   Net increase (decrease) in net assets resulting
     from operations ...................................     $ (213)          $ 1,457        $  (3,909)
                                                             ========         ========       =========

See accompanying notes which are an integral part of the financial statements.

146 WRL SERIES FUND, INC.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                                                          WRL            WRL
                                                               WRL             WRL           WRL      VALUE LINE        GREAT
                                                             SALOMON     PILGRIM BAXTER    DREYFUS    AGGRESSIVE     COMPANIES -
                                                             ALL CAP     MID CAP GROWTH    MID CAP     GROWTH(1)   AMERICA(SM) (1)
INVESTMENT INCOME:
 Interest ..............................................    $  397         $   1,304       $   26     $      16        $   165
 Dividends .............................................       328                94           72            10            240
 Foreign tax withheld ..................................        (1)               (3)           0             0              0
                                                            ---------      ------------    ------     ---------        -------
   Total investment income .............................       724             1,395           98            26            405
                                                            --------       -----------     ------     ---------        -------
EXPENSES:
 Investment advisory fees ..............................       309             1,529           64            21            227
 Printing and shareholder reports ......................         7                40            2             1              3
 Custody fees ..........................................       102                55           69            21             22
 Administrative service fees ...........................         2                15            1             0              1
 Legal fees ............................................         1                 4            0             0              0
 Auditing and accounting fees ..........................         8                 7            8             5              5
 Directors fees ........................................         0                 1            0             0              0
 Registration fees .....................................         0                 0            0             0              0
 Other fees ............................................         0                 3            0             0              0
                                                            --------       -----------     ------     ---------        -------
   Total expenses ......................................       429             1,654          144            48            258
Less:
 Advisory fee waiver and expense reimbursement .........        86                 0           69            22              0
 Fees paid indirectly ..................................         0                 0            0             0              0
                                                            --------       -----------     ------     ---------        -------
   Net expenses ........................................       343             1,654           75            26            258
                                                            --------       -----------     ------     ---------        -------
 Net investment income (loss) ..........................       381              (259)          23             0            147
                                                            --------       -----------     ------     ---------        -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........     3,346           (16,971)         508          (351)           181
  Futures contracts ....................................         0                 0            0             0              0
  Foreign currency transactions ........................         0                 0            0             0              0
                                                            --------       -----------     ------     ---------        -------
   Total net realized gain (loss) ......................     3,346           (16,971)         508          (351)           181
                                                            --------       -----------     ------     ---------        -------
 Change in unrealized appreciation (depreciation) on:

  Investment securities and option contracts ...........      (734)          (69,320)        (105)         (654)         6,273
  Futures contracts ....................................         0                 0            0             0              0
  Foreign currency transactions ........................         0                 0            0             0              0
                                                            --------       -----------     ------     ---------        -------
   Total change in unrealized appreciation
     (depreciation) ....................................      (734)          (69,320)        (105)         (654)         6,273
                                                            --------       -----------     ------     ---------        -------
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................     2,612           (86,291)         403        (1,005)         6,454
                                                            --------       -----------     ------     ---------        -------
   Net increase (decrease) in net assets resulting
     from operations ...................................    $ 2,993        $ (86,550)      $  426     $  (1,005)       $ 6,601
                                                            ========       ===========     ======     =========        =======

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 147

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS


                                                                  WRL              WRL            WRL           WRL
                                                                 GREAT            GREAT         GABELLI        LKCM
                                                              COMPANIES -       COMPANIES        GLOBAL       CAPITAL
                                                          TECHNOLOGY(SM) (1)    GLOBAL2 (1)     GROWTH(1)     GROWTH(1)
INVESTMENT INCOME:
 Interest ..............................................      $       84         $     7        $   79         $  1
 Dividends .............................................              23               3             4            0
 Foreign tax withheld ..................................               0               0             0            0
                                                              ----------         -------        ------         ----
   Total investment income .............................             107              10            83            1
                                                              ----------         -------        ------         ----
EXPENSES:
 Investment advisory fees ..............................             103               5            19            1
 Printing and shareholder reports ......................               3               0             1            0
 Custody fees ..........................................              22              16            12            0
 Administrative service fees ...........................               1               0             0            0
 Legal fees ............................................               0               0             0            0
 Auditing and accounting fees ..........................               5               5             5            0
 Directors fees ........................................               0               0             0            0
 Registration fees .....................................               0               0             0            0
 Other fees ............................................               0               0             0            0
                                                              ----------         -------        ------         ----
   Total expenses ......................................             134              26            37            1
Less:
 Advisory fee waiver and expense reimbursement .........               6              20            15            0
 Fees paid indirectly ..................................               0               0             0            0
                                                              ----------         -------        ------         ----
   Net expenses ........................................             128               6            22            1
                                                              ----------         -------        ------         ----
 Net investment income (loss) ..........................             (21)              4            61            0
                                                              ----------         -------        ------         ----
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities and option contracts ...........          (2,384)            (20)         (120)          24
  Futures contracts ....................................               0               0             0            0
  Foreign currency transactions ........................               0               0             0            0
                                                              ----------         -------        ------         ----
   Total net realized gain (loss) ......................          (2,384)            (20)         (120)          24
                                                              ----------         -------        ------         ----
 Change in unrealized appreciation (depreciation) on:
  Investment securities and option contracts ...........          (9,963)           (207)         (449)          49
  Futures contracts ....................................               0               0             0            0
  Foreign currency transactions ........................               0               0            (2)           0
                                                              ----------         -------        ---------      ----
   Total change in unrealized appreciation
     (depreciation) ....................................          (9,963)           (207)         (451)          49
                                                              ----------         -------        --------       ----
 Net gain (loss) on investment securities, option
  contracts, futures contracts and foreign currency
  transactions .........................................         (12,347)           (227)         (571)          73
                                                              ----------         -------        --------       ----
   Net increase (decrease) in net assets resulting
     from operations ...................................      $  (12,368)        $  (223)       $ (510)        $ 73
                                                              ==========         =======        ========       ====

See accompanying notes which are an integral part of the financial statements.

148 WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                  WRL                          WRL
                                                              J.P. MORGAN                     AEGON
                                                             MONEY MARKET                     BOND
                                                     ----------------------------- ---------------------------
                                                             DECEMBER 31,                 DECEMBER 31,
                                                           2000           1999          2000          1999
                                                     --------------- ------------- ------------- -------------
OPERATIONS:
 Net investment income (loss) ......................  $      16,990   $   12,976     $   8,230     $   9,220
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................              0            0        (3,019)         (411)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................              0            0         8,839       (13,729)
                                                      -------------   ----------     ---------     ---------
 Net increase (decrease) in net assets
  resulting from operations ........................         16,990       12,976        14,050        (4,920)
                                                      -------------   ----------     ---------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................        (16,990)     (12,976)       (7,520)       (8,875)
 In excess of net investment income ................              0            0             0             0
 Net realized gains ................................              0            0             0             0
 In excess of net realized gains ...................              0            0             0             0
                                                      -------------   ----------     ---------     ---------
  Total distributions ..............................        (16,990)     (12,976)       (7,520)       (8,875)
                                                      -------------   ----------     ---------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      1,816,497      991,379        21,842        45,448
 Dividends and distributions reinvested ............         16,990       12,976         7,520         8,875
 Cost of shares redeemed ...........................     (1,943,353)    (744,275)      (47,750)      (57,387)
                                                      -------------   ----------     ---------     ---------
  Increase (decrease) in net assets from
   capital share transactions ......................       (109,866)     260,080       (18,388)       (3,064)
                                                      -------------   ----------     ---------     ---------
 Net increase (decrease) in net assets .............       (109,866)     260,080       (11,858)      (16,859)
NET ASSETS:
 Beginning of year .................................        429,811      169,731       153,885       170,744
                                                      -------------   ----------     ---------     ---------
 End of year .......................................  $     319,945   $  429,811     $ 142,027     $ 153,885
                                                      =============   ==========     =========     =========
 Undistributed (distributions in excess of)
  net investment income ............................  $           0   $        0     $   1,230     $     520
                                                      =============   ==========     =========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        429,811      169,731        14,508        14,727
                                                      -------------   ----------     ---------     ---------
 Shares issued .....................................      1,816,497      991,379         1,967         3,991
 Shares issued - reinvestment of dividends
  and distributions ................................         16,990       12,976           675           834
 Shares redeemed ...................................     (1,943,353)    (744,275)       (4,401)       (5,044)
                                                      -------------   ----------     ---------     ---------
 Increase (decrease) in shares outstanding .........       (109,866)     260,080        (1,759)         (219)
                                                      -------------   ----------     ---------     ---------
 Shares outstanding - end of year ..................        319,945      429,811        12,749        14,508
                                                      =============   ==========     =========     =========


                                                                   WRL
                                                                  JANUS
                                                                 GROWTH
                                                     -------------------------------
                                                              DECEMBER 31,
                                                           2000            1999
                                                     --------------- ---------------
OPERATIONS:
 Net investment income (loss) ......................  $     (7,443)   $     (1,691)
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................       548,504       1,031,847
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................    (1,758,441)        598,439
                                                      ------------    ------------
 Net increase (decrease) in net assets
  resulting from operations ........................    (1,217,380)      1,628,595
                                                      ------------    ------------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................             0               0
 In excess of net investment income ................        (5,373)        (60,998)
 Net realized gains ................................      (503,193)       (659,821)
 In excess of net realized gains ...................             0               0
                                                      ------------    ------------
  Total distributions ..............................      (508,566)       (720,819)
                                                      ------------    ------------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................       399,447         484,176
 Dividends and distributions reinvested ............       508,566         720,819
 Cost of shares redeemed ...........................      (366,220)     (1,057,588)
                                                      ------------    ------------
  Increase (decrease) in net assets from
   capital share transactions ......................       541,793         147,407
                                                      ------------    ------------
 Net increase (decrease) in net assets .............    (1,184,153)      1,055,183
NET ASSETS:
 Beginning of year .................................     4,141,240       3,086,057
                                                      ------------    ------------
 End of year .......................................  $  2,957,087    $  4,141,240
                                                      ============    ============
 Undistributed (distributions in excess of)
  net investment income ............................  $          0    $      5,371
                                                      ============    ============
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        53,096          51,486
                                                      ------------    ------------
 Shares issued .....................................         5,258           6,984
 Shares issued - reinvestment of dividends
  and distributions ................................         9,143           9,823
 Shares redeemed ...................................        (5,025)        (15,197)
                                                      ------------    ------------
 Increase (decrease) in shares outstanding .........         9,376           1,610
                                                      ------------    ------------
 Shares outstanding - end of year ..................        62,472          53,096
                                                      ============    ============

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 149

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                   WRL
                                                                  JANUS
                                                                 GLOBAL
                                                     -------------------------------
                                                              DECEMBER 31,
                                                           2000            1999
                                                     --------------- ---------------
OPERATIONS:
 Net investment income (loss) ......................   $     1,268     $    (1,743)
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................       378,046         152,591
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................      (751,156)        642,354
                                                       -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ........................      (371,842)        793,202
                                                       -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................        (3,375)              0
 In excess of net investment income ................       (57,447)              0
 Net realized gains ................................      (372,391)       (125,550)
 In excess of net realized gains ...................             0               0
                                                       -----------     -----------
  Total distributions ..............................      (433,213)       (125,550)
                                                       -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................       686,751         319,155
 Dividends and distributions reinvested ............       433,213         125,550
 Cost of shares redeemed ...........................      (523,546)       (255,912)
                                                       -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions ......................       596,418         188,793
                                                       -----------     -----------
  Net increase (decrease) in net assets ............      (208,637)        856,445
NET ASSETS:
 Beginning of year .................................     1,926,210       1,069,765
                                                       -----------     -----------
 End of year .......................................   $ 1,717,573     $ 1,926,210
                                                       ===========     ===========
 Undistributed (distributions in excess of)
  net investment income ............................   $       707     $     2,107
                                                       ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        51,419          45,121
                                                       -----------     -----------
 Shares issued .....................................        18,208          11,486
 Shares issued - reinvestment of dividends
  and distributions ................................        16,105           3,912
 Shares redeemed ...................................       (14,076)         (9,100)
                                                       -----------     -----------
 Increase (decrease) in shares outstanding .........        20,237           6,298
                                                       -----------     -----------
 Shares outstanding - end of year ..................        71,656          51,419
                                                       ===========     ===========


                                                                 WRL
                                                                LKCM                           WRL
                                                              STRATEGIC                       VKAM
                                                            TOTAL RETURN                 EMERGING GROWTH
                                                     --------------------------- -------------------------------
                                                            DECEMBER 31,                  DECEMBER 31,
                                                          2000          1999           2000            1999
                                                     ------------- ------------- --------------- ---------------
OPERATIONS:
 Net investment income (loss) ......................  $   12,758     $  12,034    $     (6,044)    $    (4,931)
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................      25,378        38,778         526,295         304,116
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................     (61,152)       17,802        (802,158)        661,003
                                                      ----------     ---------    ------------     -----------
 Net increase (decrease) in net assets
  resulting from operations ........................     (23,016)       68,614        (281,907)        960,188
                                                      ----------     ---------    ------------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................     (11,810)      (12,630)        (12,923)              0
 In excess of net investment income ................           0             0          (6,044)         (8,900)
 Net realized gains ................................     (35,627)      (39,684)       (533,053)       (259,765)
 In excess of net realized gains ...................           0             0               0               0
                                                      ----------     ---------    ------------     -----------
  Total distributions ..............................     (47,437)      (52,314)       (552,020)       (268,665)
                                                      ----------     ---------    ------------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      74,288        48,068       1,383,309         359,236
 Dividends and distributions reinvested ............      47,437        52,314         552,020         268,665
 Cost of shares redeemed ...........................    (116,764)      (84,578)     (1,176,579)       (256,839)
                                                      ----------     ---------    ------------     -----------
  Increase (decrease) in net assets from
   capital share transactions ......................       4,961        15,804         758,750         371,062
                                                      ----------     ---------    ------------     -----------
  Net increase (decrease) in net assets ............     (65,492)       32,104         (75,177)      1,062,585
NET ASSETS:
 Beginning of year .................................     624,416       592,312       1,916,025         853,440
                                                      ----------     ---------    ------------     -----------
 End of year .......................................  $  558,924     $ 624,416    $  1,840,848     $ 1,916,025
                                                      ==========     =========    ============     ===========
 Undistributed (distributions in excess of)
  net investment income ............................  $    2,955     $   1,103    $        983     $    18,967
                                                      ==========     =========    ============     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      37,064        36,106          41,647          31,698
                                                      ----------     ---------    ------------     -----------
 Shares issued .....................................       4,597         2,859          27,426          10,833
 Shares issued - reinvestment of dividends
  and distributions ................................       3,053         3,137          16,991           6,909
 Shares redeemed ...................................      (7,208)       (5,038)        (23,992)         (7,793)
                                                      ----------     ---------    ------------     -----------
 Increase (decrease) in shares outstanding .........         442           958          20,425           9,949
                                                      ----------     ---------    ------------     -----------
 Shares outstanding - end of year ..................      37,506        37,064          62,072          41,647
                                                      ==========     =========    ============     ===========

See accompanying notes which are an integral part of the financial statements.

150 WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                  WRL
                                                                 ALGER
                                                           AGGRESSIVE GROWTH
                                                     -----------------------------
                                                             DECEMBER 31,
                                                          2000           1999
                                                     ------------- ---------------
OPERATIONS:
 Net investment income (loss) ......................  $   (3,583)    $    (4,136)
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................     108,555         125,070
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................    (520,535)        319,655
                                                      ----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ........................    (415,563)        440,589
                                                      ----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................     (12,774)         (4,899)
 In excess of net investment income ................      (3,843)        (43,336)
 Net realized gains ................................    (114,000)        (72,062)
 In excess of net realized gains ...................     (14,709)              0
                                                      ----------     -----------
  Total distributions ..............................    (145,326)       (120,297)
                                                      ----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................     300,431         201,134
 Dividends and distributions reinvested ............     145,326         120,297
 Cost of shares redeemed ...........................     (94,683)        (98,376)
                                                      ----------     -----------
  Increase (decrease) in net assets from
   capital share transactions ......................     351,074         223,055
                                                      ----------     -----------
 Net increase (decrease) in net assets .............    (209,815)        543,347
NET ASSETS:
 Beginning of year .................................   1,117,511         574,164
                                                      ----------     -----------
 End of year .......................................  $  907,696     $ 1,117,511
                                                      ==========     ===========
 Undistributed (distributions in excess of)
  net investment income ............................  $        0     $    16,357
                                                      ==========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      33,584          25,588
                                                      ----------     -----------
 Shares issued .....................................       9,465           7,816
 Shares issued - reinvestment of dividends
  and distributions ................................       6,678           4,038
 Shares redeemed ...................................      (3,309)         (3,858)
                                                      ----------     -----------
 Increase (decrease) in shares outstanding .........      12,834           7,996
                                                      ----------     -----------
 Shares outstanding - end of year ..................      46,418          33,584
                                                      ==========     ===========


                                                                 WRL                        WRL
                                                                AEGON                    FEDERATED
                                                              BALANCED                GROWTH & INCOME
                                                     --------------------------- -------------------------
                                                            DECEMBER 31,               DECEMBER 31,
                                                          2000          1999          2000         1999
                                                     ------------- ------------- ------------- -----------
OPERATIONS:
 Net investment income (loss) ......................   $   1,970     $   2,172     $   3,758    $   3,293
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................      (3,529)       (3,108)        3,821        1,800
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................       7,335         3,712        16,229       (8,969)
                                                       ---------     ---------     ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations ........................       5,776         2,776        23,808       (3,876)
                                                       ---------     ---------     ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................      (2,072)       (2,214)       (5,170)      (4,921)
 In excess of net investment income ................           0             0             0         (150)
 Net realized gains ................................           0             0           (38)        (648)
 In excess of net realized gains ...................           0             0             0            0
                                                       ---------     ---------     ---------    ---------
  Total distributions ..............................      (2,072)       (2,214)       (5,208)      (5,719)
                                                       ---------     ---------     ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      15,866        25,902        57,013       17,607
 Dividends and distributions reinvested ............       2,072         2,214         5,208        5,719
 Cost of shares redeemed ...........................     (18,742)      (15,205)      (34,215)     (25,067)
                                                       ---------     ---------     ---------    ---------
  Increase (decrease) in net assets from
   capital share transactions ......................        (804)       12,911        28,006       (1,741)
                                                       ---------     ---------     ---------    ---------
 Net increase (decrease) in net assets .............       2,900        13,473        46,606      (11,336)
NET ASSETS:
 Beginning of year .................................     108,473        95,000        76,280       87,616
                                                       ---------     ---------     ---------    ---------
 End of year .......................................   $ 111,373     $ 108,473     $ 122,886    $  76,280
                                                       =========     =========     =========    =========
 Undistributed (distributions in excess of)
  net investment income ............................   $     470     $     572     $   3,814    $   1,776
                                                       =========     =========     =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............       8,568         7,574         6,994        7,135
                                                       ---------     ---------     ---------    ---------
 Shares issued .....................................       1,229         2,017         4,668        1,465
 Shares issued - reinvestment of dividends
  and distributions ................................         156           174           396          502
 Shares redeemed ...................................      (1,486)       (1,197)       (2,908)      (2,108)
                                                       ---------     ---------     ---------    ---------
 Increase (decrease) in shares outstanding .........        (101)          994         2,156         (141)
                                                       ---------     ---------     ---------    ---------
 Shares outstanding - end of year ..................       8,467         8,568         9,150        6,994
                                                       =========     =========     =========    =========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 151

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                 WRL
                                                             DEAN ASSET
                                                             ALLOCATION
                                                     ---------------------------
                                                            DECEMBER 31,
                                                          2000          1999
                                                     ------------- -------------
OPERATIONS:
 Net investment income (loss) ......................   $   7,286    $    9,797
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................      10,375          (831)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................      15,556       (26,992)
                                                       ---------    ----------
 Net increase (decrease) in net assets
  resulting from operations ........................      33,217       (18,026)
                                                       ---------    ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................      (8,664)       (8,946)
 In excess of net investment income ................           0             0
 Net realized gains ................................      (7,600)         (975)
 In excess of net realized gains ...................           0          (587)
                                                       ---------    ----------
  Total distributions ..............................     (16,264)      (10,508)
                                                       ---------    ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................       8,830        14,385
 Dividends and distributions reinvested ............      16,264        10,508
 Cost of shares redeemed ...........................     (88,079)     (100,390)
                                                       ---------    ----------
  Increase (decrease) in net assets from
   capital share transactions ......................     (62,985)      (75,497)
                                                       ---------    ----------
  Net increase (decrease) in net assets ............     (46,032)     (104,031)
NET ASSETS:
 Beginning of year .................................     261,707       365,738
                                                       ---------    ----------
 End of year .......................................   $ 215,675    $  261,707
                                                       =========    ==========
 Undistributed (distributions in excess of)
  net investment income ............................   $   3,475    $    2,168
                                                       =========    ==========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      21,574        27,393
                                                       ---------    ----------
 Shares issued .....................................         687         1,074
 Shares issued - reinvestment of dividends
  and distributions ................................       1,230           843
 Shares redeemed ...................................      (7,137)       (7,736)
                                                       ---------    ----------
 Increase (decrease) in shares outstanding .........      (5,220)       (5,819)
                                                       ---------    ----------
 Shares outstanding - end of year ..................      16,354        21,574
                                                       =========    ==========


                                                                WRL                       WRL
                                                             C.A.S.E.                     NWQ
                                                              GROWTH                  VALUE EQUITY
                                                     ------------------------- --------------------------
                                                           DECEMBER 31,               DECEMBER 31,
                                                         2000         1999          2000         1999
                                                     ------------ ------------ ------------- ------------
OPERATIONS:
 Net investment income (loss) ......................  $    (196)   $    (304)    $   1,475    $   1,169
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................     11,231       11,672        14,583       (6,640)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................    (29,499)      11,627         1,997       15,217
                                                      ---------    ---------     ---------    ---------
 Net increase (decrease) in net assets
  resulting from operations ........................    (18,464)      22,995        18,055        9,746
                                                      ---------    ---------     ---------    ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................     (5,902)      (3,650)       (1,819)      (1,207)
 In excess of net investment income ................     (6,203)      (5,304)            0            0
 Net realized gains ................................     (2,700)           0          (510)           0
 In excess of net realized gains ...................          0            0          (921)      (2,104)
                                                      ---------    ---------     ---------    ---------
  Total distributions ..............................    (14,805)      (8,954)       (3,250)      (3,311)
                                                      ---------    ---------     ---------    ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................     33,158       53,421        54,716       53,627
 Dividends and distributions reinvested ............     14,805        8,954         3,250        3,311
 Cost of shares redeemed ...........................    (35,952)     (52,209)      (65,111)     (83,372)
                                                      ---------    ---------     ---------    ---------
  Increase (decrease) in net assets from
   capital share transactions ......................     12,011       10,166        (7,145)     (26,434)
                                                      ---------    ---------     ---------    ---------
  Net increase (decrease) in net assets ............    (21,258)      24,207         7,660      (19,999)
NET ASSETS:
 Beginning of year .................................     93,608       69,401       137,158      157,157
                                                      ---------    ---------     ---------    ---------
 End of year .......................................  $  72,350    $  93,608     $ 144,818    $ 137,158
                                                      =========    =========     =========    =========
 Undistributed (distributions in excess of)
  net investment income ............................  $   6,847    $   6,098     $     225    $     569
                                                      =========    =========     =========    =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      5,961        5,342        10,742       12,972
                                                      ---------    ---------     ---------    ---------
 Shares issued .....................................      2,274        3,515         4,101        3,973
 Shares issued - reinvestment of dividends
  and distributions ................................      1,212          578           232          264
 Shares redeemed ...................................     (2,420)      (3,474)       (4,998)      (6,467)
                                                      ---------    ---------     ---------    ---------
 Increase (decrease) in shares outstanding .........      1,066          619          (665)      (2,230)
                                                      ---------    ---------     ---------    ---------
 Shares outstanding - end of year ..................      7,027        5,961        10,077       10,742
                                                      =========    =========     =========    =========

See accompanying notes which are an integral part of the financial statements.

152 WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                WRL
                                                                 GE
                                                        INTERNATIONAL EQUITY
                                                     --------------------------
                                                            DECEMBER 31,
                                                         2000          1999
                                                     ------------ -------------
OPERATIONS:
 Net investment income (loss) ......................  $     101    $       102
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................      5,271          3,341
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................    (10,867)         4,788
                                                      ---------    -----------
 Net increase (decrease) in net assets
  resulting from operations ........................     (5,495)         8,231
                                                      ---------    -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................       (236)          (120)
 In excess of net investment income ................       (397)             0
 Net realized gains ................................     (4,786)        (1,600)
 In excess of net realized gains ...................          0              0
                                                      ---------    -----------
  Total distributions ..............................     (5,419)        (1,720)
                                                      ---------    -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................     20,324        199,915
 Dividends and distributions reinvested ............      5,419          1,720
 Cost of shares redeemed ...........................    (11,757)      (206,716)
                                                      ---------    -----------
  Increase (decrease) in net assets from
   capital share transactions ......................     13,986         (5,081)
                                                      ---------    -----------
 Net increase (decrease) in net assets .............      3,072          1,430
NET ASSETS:
 Beginning of year .................................     33,579         32,149
                                                      ---------    -----------
 End of year .......................................  $  36,651    $    33,579
                                                      =========    ===========
 Undistributed (distributions in excess of)
  net investment income ............................  $   1,094    $       133
                                                      =========    ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      2,351          2,664
                                                      ---------    -----------
 Shares issued .....................................      1,608         16,282
 Shares issued - reinvestment of dividends
  and distributions ................................        499            131
 Shares redeemed ...................................       (914)       (16,726)
                                                      ---------    -----------
 Increase (decrease) in shares outstanding .........      1,193           (313)
                                                      ---------    -----------
 Shares outstanding - end of year ..................      3,544          2,351
                                                      =========    ===========


                                                                 WRL                       WRL
                                                                 GE                    THIRD AVENUE
                                                             U.S. EQUITY                  VALUE
                                                     --------------------------- ------------------------
                                                            DECEMBER 31,               DECEMBER 31,
                                                          2000          1999         2000         1999
                                                     ------------- ------------- ------------ -----------
OPERATIONS:
 Net investment income (loss) ......................   $     824     $     676    $     805    $    321
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................       7,459        11,831        2,769        (541)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................      (9,550)       11,537        8,846       2,835
                                                       ---------     ---------    ---------    --------
 Net increase (decrease) in net assets
  resulting from operations ........................      (1,267)       24,044       12,420       2,615
                                                       ---------     ---------    ---------    --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................      (1,467)       (1,951)        (771)       (528)
 In excess of net investment income ................           0        (3,433)           0           0
 Net realized gains ................................      (7,458)       (7,646)      (2,000)          0
 In excess of net realized gains ...................        (271)            0            0           0
                                                       ---------     ---------    ---------    --------
  Total distributions ..............................      (9,196)      (13,030)      (2,771)       (528)
                                                       ---------     ---------    ---------    --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      64,992        94,251       85,047       7,369
 Dividends and distributions reinvested ............       9,196        13,030        2,771         528
 Cost of shares redeemed ...........................     (37,231)      (49,831)     (23,942)     (8,973)
                                                       ---------     ---------    ---------    --------
  Increase (decrease) in net assets from
   capital share transactions ......................      36,957        57,450       63,876      (1,076)
                                                       ---------     ---------    ---------    --------
 Net increase (decrease) in net assets .............      26,494        68,464       73,525       1,011
NET ASSETS:
 Beginning of year .................................     179,267       110,803       19,217      18,206
                                                       ---------     ---------    ---------    --------
 End of year .......................................   $ 205,761     $ 179,267    $  92,742    $ 19,217
                                                       =========     =========    =========    ========
 Undistributed (distributions in excess of)
  net investment income ............................   $     324     $     952    $     155    $    121
                                                       =========     =========    =========    ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............      11,352         7,684        1,838       1,960
                                                       ---------     ---------    ---------    --------
 Shares issued .....................................       4,168         6,084        6,608         790
 Shares issued - reinvestment of dividends
  and distributions ................................         599           833          204          54
 Shares redeemed ...................................      (2,382)       (3,249)      (1,885)       (966)
                                                       ---------     ---------    ---------    --------
 Increase (decrease) in shares outstanding .........       2,385         3,668        4,927        (122)
                                                       ---------     ---------    ---------    --------
 Shares outstanding - end of year ..................      13,737        11,352        6,765       1,838
                                                       =========     =========    =========    ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 153

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                               WRL                      WRL                       WRL
                                                           J.P. MORGAN             GOLDMAN SACHS             GOLDMAN SACHS
                                                      REAL ESTATE SECURITIES           GROWTH                  SMALL CAP
                                                     ------------------------ ------------------------ -------------------------
                                                           DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                         2000         1999        2000       1999(1)       2000       1999(1)
                                                     ------------ ----------- ------------ ----------- ----------- -------------
OPERATIONS:
 Net investment income (loss) ......................  $     512    $    181     $     21    $      4    $     35     $     7
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................        470        (230)         231          92          25         218
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................        928        (168)      (1,820)      1,023        (273)        242
                                                      ---------    --------     --------    --------    --------     --------
 Net increase (decrease) in net assets
  resulting from operations ........................      1,910        (217)      (1,568)      1,119        (213)        467
                                                      ---------    --------     --------    --------    --------     --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................       (168)        (62)        (124)          0        (119)         (7)
 In excess of net investment income ................          0           0            0           0           0         (93)
 Net realized gains ................................          0           0         (100)          0         (23)          0
 In excess of net realized gains ...................          0           0            0           0           0           0
                                                      ---------    --------     --------    --------    --------     ---------
  Total distributions ..............................       (168)        (62)        (224)          0        (142)       (100)
                                                      ---------    --------     --------    --------    --------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................     27,180       7,173       21,201       8,740       6,394       6,972
 Dividends and distributions reinvested ............        168          62          224           0         142         100
 Cost of shares redeemed ...........................    (15,712)     (6,171)      (7,652)     (1,655)     (2,513)     (4,656)
                                                      ---------    --------     --------    --------    --------     ---------
  Increase (decrease) in net assets from
   capital share transactions ......................     11,636       1,064       13,773       7,085       4,023       2,416
                                                      ---------    --------     --------    --------    --------     ---------
 Net increase (decrease) in net assets .............     13,378         785       11,981       8,204       3,668       2,783
NET ASSETS:
 Beginning of year .................................      3,199       2,414        8,204           0       2,783           0
                                                      ---------    --------     --------    --------    --------     ---------
 End of year .......................................  $  16,577    $  3,199     $ 20,185    $  8,204    $  6,451     $ 2,783
                                                      =========    ========     ========    ========    ========     =========
 Undistributed (distributions in excess of)
  net investment income ............................  $     774    $    152     $    264    $    124    $     63     $   119
                                                      =========    ========     ========    ========    ========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        397         284          698           0         247           0
                                                      ---------    --------     --------    --------    --------     ---------
 Shares issued .....................................      2,850         829        1,849         860         562         678
 Shares issued - reinvestment of dividends
  and distributions ................................         17           7           19           0          13           9
 Shares redeemed ...................................     (1,657)       (723)        (675)       (162)       (229)       (440)
                                                      ---------    --------     --------    --------    --------     ---------
 Increase (decrease) in shares outstanding .........      1,210         113        1,193         698         346         247
                                                      ---------    --------     --------    --------    --------     ---------
 Shares outstanding - end of year ..................      1,607         397        1,891         698         593         247
                                                      =========    ========     ========    ========    ========     =========

See accompanying notes which are an integral part of the financial statements.

154 WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                               WRL                       WRL                      WRL
                                                          T. ROWE PRICE             T. ROWE PRICE               SALOMON
                                                         DIVIDEND GROWTH              SMALL CAP                 ALL CAP
                                                     ------------------------ ------------------------- -----------------------
                                                           DECEMBER 31,             DECEMBER 31,             DECEMBER 31,
                                                         2000       1999(1)        2000       1999(1)       2000       1999(1)
                                                     ------------ ----------- ------------- ----------- ------------ ----------
OPERATIONS:
 Net investment income (loss) ......................   $    149    $     61     $  (126)     $    (19)   $     381    $     31
 Net realized gain (loss) on investment ............
 securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................       (504)       (266)       (460)          441        3,346         508
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................      1,812        (178)     (3,323)        2,037         (734)        142
                                                       --------    --------     ---------    --------    ---------    --------
 Net increase (decrease) in net assets
  resulting from operations ........................      1,457        (383)     (3,909)        2,459        2,993         681
                                                       --------    --------     ---------    --------    ---------    --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................        (58)          0        (134)            0         (757)        (31)
 In excess of net investment income ................          0           0        (125)         (300)           0        (169)
 Net realized gains ................................          0           0          (1)            0         (190)          0
 In excess of net realized gains ...................          0           0           0             0            0           0
                                                       --------    --------     ---------    --------    ---------    --------
  Total distributions ..............................        (58)          0        (260)         (300)        (947)       (200)
                                                       --------    --------     ---------    --------    ---------    --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................     13,168      10,770      32,552        16,324       88,286      12,041
 Dividends and distributions reinvested ............         58           0         260           300          947         200
 Cost of shares redeemed ...........................     (5,718)     (1,657)     (8,443)       (8,959)     (12,235)     (6,036)
                                                       --------    --------     ---------    --------    ---------    --------
  Increase (decrease) in net assets from
   capital share transactions ......................      7,508       9,113      24,369         7,665       76,998       6,205
                                                       --------    --------     ---------    --------    ---------    --------
 Net increase (decrease) in net assets .............      8,907       8,730      20,200         9,824       79,044       6,686
NET ASSETS:
 Beginning of year .................................      8,730           0       9,824             0        6,686           0
                                                       --------    --------     ---------    --------    ---------    --------
 End of year .......................................   $ 17,637    $  8,730     $ 30,024     $  9,824    $  85,730    $  6,686
                                                       ========    ========     =========    ========    =========    ========
 Undistributed (distributions in excess of)
  net investment income ............................   $    147    $     60     $     1      $    259    $   3,580    $    454
                                                       ========    ========     =========    ========    =========    ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        943           0         732             0          598           0
                                                       --------    --------     ---------    --------    ---------    --------
 Shares issued .....................................      1,404       1,120       2,386         1,510        6,902       1,140
 Shares issued - reinvestment of dividends
  and distributions ................................          6           0          19            23           74          18
 Shares redeemed ...................................       (611)       (177)       (665)         (801)        (972)       (560)
                                                       --------    --------     ---------    --------    ---------    --------
 Increase (decrease) in shares outstanding .........        799         943       1,740           732        6,004         598
                                                       --------    --------     ---------    --------    ---------    --------
 Shares outstanding - end of year ..................      1,742         943       2,472           732        6,602         598
                                                       ========    ========     =========    ========    =========    ========

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 155

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                                                                                     WRL
                                                                  WRL                          WRL                VALUE LINE
                                                            PILGRIM BAXTER                   DREYFUS              AGGRESSIVE
                                                            MID CAP GROWTH                   MID CAP                GROWTH
                                                      ---------------------------  ---------------------------  -------------
                                                             DECEMBER 31,                 DECEMBER 31,           DECEMBER 31,
                                                           2000         1999(1)        2000         1999(1)        2000(1)
                                                      -------------  ------------  ------------  -------------  -------------
OPERATIONS:
 Net investment income (loss) ......................    $    (259)     $    (26)     $     23      $     5        $       0
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................      (16,971)        2,090           508           (6)            (351)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................      (69,320)        9,797          (105)         164             (654)
                                                        ---------      --------      --------      ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ........................      (86,550)       11,861           426          163           (1,005)
                                                        ---------      --------      --------      ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................       (1,753)            0           (57)           0                0
 In excess of net investment income ................         (291)         (100)         (177)           0                0
 Net realized gains ................................            0             0             0            0                0
 In excess of net realized gains ...................            0             0             0            0                0
                                                        ---------      --------      --------      ---------      ---------
  Total distributions ..............................       (2,044)         (100)         (234)           0                0
                                                        ---------      --------      --------      ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      310,357        34,054        17,452        4,485            7,110
 Dividends and distributions reinvested ............        2,044           100           234            0                0
 Cost of shares redeemed ...........................      (43,701)       (8,714)       (6,548)      (1,264)            (384)
                                                        ---------      --------      --------      ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions ......................      268,700        25,440        11,138        3,221            6,726
                                                        ---------      --------      --------      ---------      ---------
 Net increase (decrease) in net assets .............      180,106        37,201        11,330        3,384            5,721
NET ASSETS:
 Beginning of year .................................       37,201             0         3,384            0                0
                                                        ---------      --------      --------      ---------      ---------
 End of year .......................................    $ 217,307      $ 37,201      $ 14,714      $ 3,384        $   5,721
                                                        =========      ========      ========      =========      =========
 Undistributed (distributions in excess of)
  net investment income ............................    $       0      $  2,014      $    296      $    34        $       0
                                                        =========      ========      ========      =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............        2,096             0           316            0                0
                                                        ---------      --------      --------      ---------      ---------
 Shares issued .....................................       14,702         2,765         1,468          440              674
 Shares issued - reinvestment of dividends
  and distributions ................................           94             6            19            0                0
 Shares redeemed ...................................       (2,459)         (675)         (566)        (124)             (41)
                                                        ---------      --------      --------      ---------      ---------
 Increase (decrease) in shares outstanding .........       12,337         2,096           921          316              633
                                                        ---------      --------      --------      ---------      ---------
 Shares outstanding - end of year ..................       14,433         2,096         1,237          316              633
                                                        =========      ========      ========      =========      =========

See accompanying notes which are an integral part of the financial statements.

156 WRL SERIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                           WRL            WRL            WRL            WRL           WRL
                                                          GREAT          GREAT          GREAT         GABELLI         LKCM
                                                       COMPANIES -    COMPANIES -    COMPANIES -      GLOBAL        CAPITAL
                                                       AMERICA(SM)  TECHNOLOGY(SM)     GLOBAL2        GROWTH         GROWTH
                                                     -------------- -------------- -------------- -------------- -------------
                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                         2000(1)        2000(1)        2000(1)        2000(1)       2000(1)
                                                     -------------- -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) ......................    $    147      $     (21)      $     4        $     61       $    0
 Net realized gain (loss) on investment
  securities, option contracts, futures
  contracts and foreign currency
  transactions .....................................         181         (2,384)          (20)           (120)         24
 Change in unrealized appreciation
  (depreciation) on investment securities,
  option contracts, futures contracts and
  foreign currency transactions ....................       6,273         (9,963)         (207)           (451)         49
                                                        --------      ---------       -------        --------       ------
 Net increase (decrease) in net assets
  resulting from operations ........................       6,601        (12,368)         (223)           (510)         73
                                                        --------      ---------       -------        --------       ------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income .............................           0              0             0               0           0
 In excess of net investment income ................           0              0             0               0           0
 Net realized gains ................................           0              0             0               0           0
 In excess of net realized gains ...................           0              0             0               0           0
                                                        --------      ---------       -------        --------       ------
  Total distributions ..............................           0              0             0               0           0
                                                        --------      ---------       -------        --------       ------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares .................      79,112         41,624         5,462          16,001         693
 Dividends and distributions reinvested ............           0              0             0               0           0
 Cost of shares redeemed ...........................      (2,592)        (5,097)         (182)         (1,940)         (1)
                                                        --------      ---------       -------        --------       --------
  Increase (decrease) in net assets from
   capital share transactions ......................      76,520         36,527         5,280          14,061         692
                                                        --------      ---------       -------        --------       -------
 Net increase (decrease) in net assets .............      83,121         24,159         5,057          13,551         765
NET ASSETS:
 Beginning of year .................................           0              0             0               0           0
                                                        --------      ---------       -------        --------       -------
 End of year .......................................    $ 83,121      $  24,159       $ 5,057        $ 13,551       $ 765
                                                        ========      =========       =======        ========       =======
 Undistributed (distributions in excess of)
  net investment income ............................    $    398      $       0       $     4        $     61       $  24
                                                        ========      =========       =======        ========       =======
SHARE ACTIVITY:
 Shares outstanding - beginning of year ............           0              0             0               0           0
                                                        --------      ---------       -------        --------       -------
 Shares issued .....................................       7,556          4,251           613           1,695          68
 Shares issued - reinvestment of dividends
  and distributions ................................           0              0             0               0           0
 Shares redeemed ...................................        (253)          (667)          (21)           (207)          0
                                                        --------      ---------       -------        --------       -------
 Increase (decrease) in shares outstanding .........       7,303          3,584           592           1,488          68
                                                        --------      ---------       -------        --------       -------
 Shares outstanding - end of year ..................       7,303          3,584           592           1,488          68
                                                        ========      =========       =======        ========       =======

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 157

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                     WRL J.P. MORGAN MONEY MARKET
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $   1.00       $   1.00
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.06           0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00
                                                                        --------       --------
   Net income (loss) from operations ...............................        0.06           0.05
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.06)         (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.06)         (0.05)
                                                                        --------       --------
Net asset value, end of year .......................................    $   1.00       $   1.00
                                                                        ========       ========
Total return .......................................................        6.15 %         4.63 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $319,945       $429,811
  Ratio of expenses to average net assets(6) .......................        0.44 %         0.44 %
  Ratio of net investment income (loss) to average net assets ......        5.97 %         4.81 %
  Portfolio turnover rate ..........................................         n/a            n/a


                                                                             WRL J.P. MORGAN MONEY MARKET
                                                                     --------------------------------------------
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $   1.00       $   1.00       $   1.00
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.05           0.05           0.05
  Net realized and unrealized gain (loss) on investments ...........        0.00           0.00           0.00
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        0.05           0.05           0.05
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.05)         (0.05)         (0.05)
  Dividends in excess of net investment income .....................        0.00           0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.05)         (0.05)         (0.05)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $   1.00       $   1.00       $   1.00
                                                                        ========       ========       ========
Total return .......................................................        5.26 %         5.24 %         5.03 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $169,731      $ 119,708      $ 122,114
  Ratio of expenses to average net assets(6) .......................        0.46 %         0.48 %         0.52 %
  Ratio of net investment income (loss) to average net assets ......        5.24 %         5.32 %         5.03 %
  Portfolio turnover rate ..........................................         n/a            n/a            n/a


                                                                            WRL AEGON BOND
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  10.61       $  11.59
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.67           0.64
  Net realized and unrealized gain (loss) on investments ...........        0.48          (0.97)
                                                                        --------       --------
   Net income (loss) from operations ...............................        1.15          (0.33)
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.62)         (0.65)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.62)         (0.65)
                                                                        --------       --------
Net asset value, end of year .......................................    $  11.14       $  10.61
                                                                        ========       ========
Total return .......................................................       10.89 %        (2.94)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $142,027       $153,885
  Ratio of expenses to average net assets(6) .......................        0.53 %         0.53 %
  Ratio of net investment income (loss) to average net assets ......        6.06 %         5.67 %
  Portfolio turnover rate ..........................................       45.26 %        26.40 %


                                                                                   WRL AEGON BOND
                                                                     ------------------------------------------
                                                                                    DECEMBER 31,

                                                                     ------------------------------------------
                                                                          1998           1997          1996
                                                                     -------------- -------------- ------------
Net asset value, beginning of year .................................    $  11.14       $  10.71      $  11.35
                                                                        --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.64           0.65          0.64
  Net realized and unrealized gain (loss) on investments ...........        0.40           0.32         (0.64)
                                                                        --------       --------      --------
   Net income (loss) from operations ...............................        1.04           0.97          0.00
                                                                        --------       --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.59)         (0.54)        (0.64)
  Dividends in excess of net investment income .....................        0.00           0.00          0.00
  Distributions from net realized gains on investments .............        0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00          0.00
                                                                        --------       --------      --------
   Total distributions .............................................       (0.59)         (0.54)        (0.64)
                                                                        --------       --------      --------
Net asset value, end of year .......................................    $  11.59       $  11.14      $  10.71
                                                                        ========       ========      ========
Total return .......................................................        9.32 %         9.16 %        0.14 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $170,744       $129,654       $95,759
  Ratio of expenses to average net assets(6) .......................        0.54 %         0.64 %        0.64 %
  Ratio of net investment income (loss) to average net assets ......        5.54 %         5.90 %        5.96 %
  Portfolio turnover rate ..........................................       51.60 %       213.03 %      187.72 %

See accompanying notes which are an integral part of the financial statements.

158 WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                             WRL JANUS GROWTH
                                                                     ---------------------------------
                                                                               DECEMBER 31,
                                                                     ---------------------------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of year .................................    $    78.00       $    59.94
                                                                        ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................         (0.14)           (0.04)
  Net realized and unrealized gain (loss) on investments ...........        (21.10)           34.02
                                                                        ----------       ----------
   Net income (loss) from operations ...............................        (21.24)           33.98
                                                                        ----------       ----------
 Distributions:
  Dividends from net investment income .............................          0.00             0.00
  Dividends in excess of net investment income .....................         (0.10)           (1.17)
  Distributions from net realized gains on investments .............         (9.32)          (14.75)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                        ----------       ----------
   Total distributions .............................................         (9.42)          (15.92)
                                                                        ----------       ----------
Net asset value, end of year .......................................    $    47.34       $    78.00
                                                                        ==========       ==========
Total return .......................................................        (28.94)%          59.67 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $2,957,087       $4,141,240
  Ratio of expenses to average net assets(6) .......................          0.82 %           0.82 %
  Ratio of net investment income (loss) to average net assets ......         (0.18)%          (0.05)%
  Portfolio turnover rate ..........................................         49.08 %          70.95 %


                                                                                      WRL JANUS GROWTH
                                                                     --------------------------------------------------
                                                                                        DECEMBER 31,
                                                                     --------------------------------------------------
                                                                           1998             1997             1996
                                                                     ---------------- ---------------- ----------------
Net asset value, beginning of year .................................    $    36.84       $    35.00       $    31.66
                                                                        ----------       ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................          0.12             0.31             0.34
  Net realized and unrealized gain (loss) on investments ...........         23.49             5.88             5.35
                                                                        ----------       ----------       ----------
   Net income (loss) from operations ...............................         23.61             6.19             5.69
                                                                        ----------       ----------       ----------
 Distributions:
  Dividends from net investment income .............................         (0.09)           (0.26)           (0.35)
  Dividends in excess of net investment income .....................          0.00             0.00            (0.01)
  Distributions from net realized gains on investments .............         (0.42)           (4.09)           (1.99)
  Distributions in excess of net realized gains on investments .....          0.00             0.00             0.00
                                                                        ----------       ----------       ----------
   Total distributions .............................................         (0.51)           (4.35)           (2.35)
                                                                        ----------       ----------       ----------
Net asset value, end of year .......................................    $    59.94       $    36.84       $    35.00
                                                                        ==========       ==========       ==========
Total return .......................................................         64.47 %          17.54 %          17.96 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $3,086,057       $1,839,453       $1,527,409
  Ratio of expenses to average net assets(6) .......................          0.83 %           0.87 %           0.88 %
  Ratio of net investment income (loss) to average net assets ......          0.25 %           0.80 %           0.98 %
  Portfolio turnover rate ..........................................         35.29 %          85.88 %          45.21 %


                                                                             WRL JANUS GLOBAL
                                                                     ---------------------------------
                                                                               DECEMBER 31,
                                                                     ---------------------------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of year .................................    $    37.46       $    23.71
                                                                        ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................          0.02            (0.04)
  Net realized and unrealized gain (loss) on investments ...........         (6.06)           16.42
                                                                        ----------       ----------
   Net income (loss) from operations ...............................         (6.04)           16.38
                                                                        ----------       ----------
 Distributions:
  Dividends from net investment income .............................         (0.05)            0.00
  Dividends in excess of net investment income .....................         (0.85)            0.00
  Distributions from net realized gains on investments .............         (6.55)           (2.63)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                        ----------       ----------
   Total distributions .............................................         (7.45)           (2.63)
                                                                        ----------       ----------
Net asset value, end of year .......................................    $    23.97       $    37.46
                                                                        ==========       ==========
Total return .......................................................        (17.55)%          71.10 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $1,717,573       $1,926,210
  Ratio of expenses to average net assets(6) .......................          0.89 %           0.92 %
  Ratio of net investment income (loss) to average net assets ......          0.06 %          (0.14)%
  Portfolio turnover rate ..........................................         82.42 %          68.10 %


                                                                                    WRL JANUS GLOBAL
                                                                     ----------------------------------------------
                                                                                      DECEMBER 31,
                                                                     ----------------------------------------------
                                                                           1998            1997           1996
                                                                     ---------------- -------------- --------------
Net asset value, beginning of year .................................    $    19.04       $  18.12       $  15.52
                                                                        ----------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................          0.05           0.08           0.08
  Net realized and unrealized gain (loss) on investments ...........          5.61           3.32           4.20
                                                                        ----------       --------       --------
   Net income (loss) from operations ...............................          5.66           3.40           4.28
                                                                        ----------       --------       --------
 Distributions:
  Dividends from net investment income .............................         (0.13)         (0.13)         (0.04)
  Dividends in excess of net investment income .....................          0.00          (1.01)         (0.17)
  Distributions from net realized gains on investments .............         (0.80)         (1.34)         (1.47)
  Distributions in excess of net realized gains on investments .....         (0.06)          0.00           0.00
                                                                        ----------       --------       --------
   Total distributions .............................................         (0.99)         (2.48)         (1.68)
                                                                        ----------       --------       --------
Net asset value, end of year .......................................    $    23.71       $  19.04       $  18.12
                                                                        ==========       ========       ========
Total return .......................................................         30.01 %        18.75 %        27.74 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $1,069,765       $785,966       $534,820
  Ratio of expenses to average net assets(6) .......................          0.95 %         1.00 %         0.99 %
  Ratio of net investment income (loss) to average net assets ......          0.23 %         0.41 %         0.46 %
  Portfolio turnover rate ..........................................         87.36 %        97.54 %        88.31 %

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 159

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                       WRL LKCM STRATEGIC TOTAL
                                                                                RETURN
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  16.85       $  16.40
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.35           0.34
  Net realized and unrealized gain (loss) on investments ...........       (0.97)          1.59
                                                                        --------       --------
   Net income (loss) from operations ...............................       (0.62)          1.93
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.32)         (0.35)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (1.01)         (1.13)
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (1.33)         (1.48)
                                                                        --------       --------
Net asset value, end of year .......................................    $  14.90       $  16.85
                                                                        ========       ========
Total return .......................................................       (3.76)%        12.07 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $558,924       $624,416
  Ratio of expenses to average net assets(6) .......................        0.85 %         0.86 %
  Ratio of net investment income (loss) to average net assets ......        2.20 %         2.02 %
  Portfolio turnover rate ..........................................       51.66 %        45.42 %


                                                                           WRL LKCM STRATEGIC TOTAL RETURN
                                                                     --------------------------------------------
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  15.62       $  13.97       $  12.86
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.39           0.37           0.37
  Net realized and unrealized gain (loss) on investments ...........        1.09           2.68           1.56
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        1.48           3.05           1.93
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.38)         (0.35)         (0.32)
  Dividends in excess of net investment income .....................        0.00          (0.03)          0.00
  Distributions from net realized gains on investments .............       (0.32)         (1.02)         (0.50)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.70)         (1.40)         (0.82)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  16.40       $  15.62       $  13.97
                                                                        ========       ========       ========
Total return .......................................................        9.64 %        21.85 %        15.00 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $592,312       $526,577       $390,141
  Ratio of expenses to average net assets(6) .......................        0.86 %         0.88 %         0.91 %
  Ratio of net investment income (loss) to average net assets ......        2.43 %         2.43 %         2.72 %
  Portfolio turnover rate ..........................................       49.20 %        48.20 %        49.32 %


                                                                         WRL VKAM EMERGING GROWTH
                                                                     ---------------------------------
                                                                               DECEMBER 31,
                                                                     ---------------------------------
                                                                           2000             1999
                                                                     ---------------- ----------------
Net asset value, beginning of year .................................    $    46.01       $    26.92
                                                                        ----------       ----------
 Income from operations:
  Net investment income (loss) .....................................         (0.13)           (0.15)
  Net realized and unrealized gain (loss) on investments ...........         (4.55)           26.83
                                                                        ----------       ----------
   Net income (loss) from operations ...............................         (4.68)           26.68
                                                                        ----------       ----------
 Distributions:
  Dividends from net investment income .............................         (0.28)            0.00
  Dividends in excess of net investment income .....................         (0.13)           (0.21)
  Distributions from net realized gains on investments .............        (11.26)           (7.38)
  Distributions in excess of net realized gains on investments .....          0.00             0.00
                                                                        ----------       ----------
   Total distributions .............................................        (11.67)           (7.59)
                                                                        ----------       ----------
Net asset value, end of year .......................................    $    29.66       $    46.01
                                                                        ==========       ==========
Total return .......................................................        (11.92)%         105.16 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $1,840,848       $1,916,025
  Ratio of expenses to average net assets(6) .......................          0.85 %           0.87 %
  Ratio of net investment income (loss) to average net assets ......         (0.26)%          (0.44)%
  Portfolio turnover rate ..........................................        120.78 %         117.72 %


                                                                               WRL VKAM EMERGING GROWTH
                                                                     --------------------------------------------
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  20.37       $  18.46       $  16.25
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................       (0.08)         (0.05)         (0.04)
  Net realized and unrealized gain (loss) on investments ...........        7.56           4.03           3.10
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        7.48           3.98           3.06
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00
  Dividends in excess of net investment income .....................        0.00           0.00           0.00
  Distributions from net realized gains on investments .............       (0.93)         (2.07)         (0.85)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.93)         (2.07)         (0.85)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  26.92       $  20.37       $  18.46
                                                                        ========       ========       ========
Total return .......................................................       37.33 %        21.45 %        18.88 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $853,440       $592,003       $431,454
  Ratio of expenses to average net assets(6) .......................        0.89 %         0.93 %         0.94 %
  Ratio of net investment income (loss) to average net assets ......       (0.36)%        (0.27)%        (0.24)%
  Portfolio turnover rate ..........................................       99.50 %        99.78 %        80.02 %

See accompanying notes which are an integral part of the financial statements.

160 WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                       WRL ALGER AGGRESSIVE GROWTH
                                                                     -------------------------------
                                                                              DECEMBER 31,
                                                                     -------------------------------
                                                                          2000            1999
                                                                     -------------- ----------------
Net asset value, beginning of year .................................    $  33.28       $    22.44
                                                                        --------       ----------
 Income from operations:
  Net investment income (loss) .....................................       (0.09)           (0.15)
  Net realized and unrealized gain (loss) on investments ...........      (10.03)           14.95
                                                                        --------       ----------
   Net income (loss) from operations ...............................      (10.12)           14.80
                                                                        --------       ----------
 Distributions:
  Dividends from net investment income .............................       (0.32)           (0.16)
  Dividends in excess of net investment income .....................       (0.10)           (1.38)
  Distributions from net realized gains on investments .............       (2.82)           (2.42)
  Distributions in excess of net realized gains on investments .....       (0.36)            0.00
                                                                        --------       ----------
   Total distributions .............................................       (3.60)           (3.96)
                                                                        --------       ----------
Net asset value, end of year .......................................    $  19.56       $    33.28
                                                                        ========       ==========
Total return .......................................................      (31.33)%          69.02 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $907,696       $1,117,511
  Ratio of expenses to average net assets(6) .......................        0.86 %           0.89 %
  Ratio of net investment income (loss) to average net assets ......       (0.31)%          (0.56)%
  Portfolio turnover rate ..........................................      122.70 %         101.71 %


                                                                             WRL ALGER AGGRESSIVE GROWTH
                                                                     --------------------------------------------
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  16.04       $  14.18       $  13.25
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................       (0.04)         (0.01)         (0.01)
  Net realized and unrealized gain (loss) on investments ...........        7.68           3.44           1.38
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        7.64           3.43           1.37
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................        0.00           0.00           0.00
  Dividends in excess of net investment income .....................       (0.05)         (0.42)         (0.19)
  Distributions from net realized gains on investments .............       (1.19)         (1.15)         (0.25)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (1.24)         (1.57)         (0.44)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  22.44       $  16.04       $  14.18
                                                                        ========       ========       ========
Total return .......................................................       48.69 %        24.25 %        10.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $574,164       $336,166       $220,552
  Ratio of expenses to average net assets(6) .......................        0.91 %         0.96 %         0.98 %
  Ratio of net investment income (loss) to average net assets ......       (0.21)%        (0.06)%        (0.10)%
  Portfolio turnover rate ..........................................      117.44 %       136.18 %       101.28 %


                                                                          WRL AEGON BALANCED
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.66       $  12.54
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.24           0.26
  Net realized and unrealized gain (loss) on investments ...........        0.50           0.12
                                                                        --------       --------
   Net income (loss) from operations ...............................        0.74           0.38
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.25)         (0.26)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.25)         (0.26)
                                                                        --------       --------
Net asset value, end of year .......................................    $  13.15       $  12.66
                                                                        ========       ========
Total return .......................................................        5.83 %         3.03 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $111,373       $108,473
  Ratio of expenses to average net assets(6) .......................        0.88 %         0.89 %
  Ratio of net investment income (loss) to average net assets ......        1.85 %         2.06 %
  Portfolio turnover rate ..........................................       54.67 %        74.88 %


                                                                                WRL AEGON BALANCED
                                                                     ----------------------------------------
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................   $  12.01      $  11.39      $  10.63
                                                                       --------      --------      --------
 Income from operations:
  Net investment income (loss) .....................................       0.35          0.38          0.34
  Net realized and unrealized gain (loss) on investments ...........       0.47          1.56          0.80
                                                                       --------      --------      --------
   Net income (loss) from operations ...............................       0.82          1.94          1.14
                                                                       --------      --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.28)        (0.36)        (0.28)
  Dividends in excess of net investment income .....................       0.00         (0.30)         0.00
  Distributions from net realized gains on investments .............       0.00         (0.66)        (0.10)
  Distributions in excess of net realized gains on investments .....      (0.01)         0.00          0.00
                                                                       --------      --------      --------
   Total distributions .............................................      (0.29)        (1.32)        (0.38)
                                                                       --------      --------      --------
Net asset value, end of year .......................................   $  12.54      $  12.01      $  11.39
                                                                       ========      ========      ========
Total return .......................................................       6.93 %       17.10 %       10.72 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 95,000      $ 73,451      $ 49,331
  Ratio of expenses to average net assets(6) .......................       0.91 %        0.94 %        0.97 %
  Ratio of net investment income (loss) to average net assets ......       2.89 %        3.13 %        3.14 %
  Portfolio turnover rate ..........................................      83.94 %       77.06 %       76.90 %

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 161

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                     WRL FEDERATED GROWTH & INCOME
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     ----------------------------
                                                                          2000           1999
                                                                     -------------- -------------
Net asset value, beginning of year .................................    $  10.91      $  12.28
                                                                        --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.51          0.48
  Net realized and unrealized gain (loss) on investments ...........        2.65         (1.00)
                                                                        --------      --------
   Net income (loss) from operations ...............................        3.16         (0.52)
                                                                        --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.63)        (0.73)
  Dividends in excess of net investment income .....................        0.00         (0.02)
  Distributions from net realized gains on investments .............       (0.01)        (0.10)
  Distributions in excess of net realized gains on investments .....        0.00          0.00
                                                                        --------      --------
   Total distributions .............................................       (0.64)        (0.85)
                                                                        --------      --------
Net asset value, end of year .......................................    $  13.43      $  10.91
                                                                        ========      ========
Total return .......................................................       29.16 %       (4.45)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $122,886      $ 76,280
  Ratio of expenses to average net assets(6) .......................        0.86 %        0.89 %
  Ratio of net investment income (loss) to average net assets ......        4.31 %        4.01 %
  Portfolio turnover rate ..........................................      147.18 %      117.14 %


                                                                          WRL FEDERATED GROWTH & INCOME
                                                                     ----------------------------------------
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................   $  12.56      $  11.76      $  11.12
                                                                       --------      --------      --------
 Income from operations:
  Net investment income (loss) .....................................       0.53          0.49          0.42
  Net realized and unrealized gain (loss) on investments ...........      (0.16)         2.35          0.87
                                                                       --------      --------      --------
   Net income (loss) from operations ...............................       0.37          2.84          1.29
                                                                       --------      --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.55)        (0.43)        (0.33)
  Dividends in excess of net investment income .....................       0.00         (0.59)         0.00
  Distributions from net realized gains on investments .............      (0.10)        (1.02)        (0.32)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00
                                                                       --------      --------      --------
   Total distributions .............................................      (0.65)        (2.04)        (0.65)
                                                                       --------      --------      --------
Net asset value, end of year .......................................   $  12.28      $  12.56      $  11.76
                                                                       ========      ========      ========
Total return .......................................................       3.05 %       24.65 %       11.64 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 87,616      $ 60,492      $ 38,115
  Ratio of expenses to average net assets(6) .......................       0.90 %        0.96 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......       4.35 %        3.84 %        3.73 %
  Portfolio turnover rate ..........................................      97.17 %      155.77 %       68.53 %


                                                                       WRL DEAN ASSET ALLOCATION
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.13       $  13.35
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.43           0.39
  Net realized and unrealized gain (loss) on investments ...........        1.68          (1.14)
                                                                        --------       --------
   Net income (loss) from operations ...............................        2.11          (0.75)
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.55)         (0.41)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (0.50)         (0.04)
  Distributions in excess of net realized gains on investments .....        0.00          (0.02)
                                                                        --------       --------
   Total distributions .............................................       (1.05)         (0.47)
                                                                        --------       --------
Net asset value, end of year .......................................    $  13.19       $  12.13
                                                                        ========       ========
Total return .......................................................       17.55 %        (5.64)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $215,675       $261,707
  Ratio of expenses to average net assets(6) .......................        0.87 %         0.87 %
  Ratio of net investment income (loss) to average net assets ......        3.42 %         2.99 %
  Portfolio turnover rate ..........................................       19.57 %        88.78 %


                                                                              WRL DEAN ASSET ALLOCATION
                                                                     --------------------------------------------
                                                                                     DECEMBER 31,
                                                                     --------------------------------------------
                                                                          1998           1997           1996
                                                                     -------------- -------------- --------------
Net asset value, beginning of year .................................    $  13.61       $  12.61       $  11.49
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.41           0.36           0.33
  Net realized and unrealized gain (loss) on investments ...........        0.71           1.72           1.33
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        1.12           2.08           1.66
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.39)         (0.33)         (0.30)
  Dividends in excess of net investment income .....................        0.00          (0.19)          0.00
  Distributions from net realized gains on investments .............       (0.99)         (0.56)         (0.24)
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (1.38)         (1.08)         (0.54)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  13.35       $  13.61       $  12.61
                                                                        ========       ========       ========
Total return .......................................................        8.33 %        16.59 %        14.42 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $365,738       $302,745       $206,172
  Ratio of expenses to average net assets(6) .......................        0.86 %         0.87 %         0.90 %
  Ratio of net investment income (loss) to average net assets ......        2.93 %         2.65 %         2.78 %
  Portfolio turnover rate ..........................................       76.62 %        63.76 %        98.97 %

See accompanying notes which are an integral part of the financial statements.

162 WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                         WRL C.A.S.E. GROWTH
                                                                     ---------------------------
                                                                            DECEMBER 31,
                                                                     ---------------------------
                                                                          2000          1999
                                                                     ------------- -------------
Net asset value, beginning of year .................................   $  15.70      $  12.99
                                                                       --------      --------
 Income from operations:
  Net investment income (loss) .....................................      (0.03)        (0.05)
  Net realized and unrealized gain (loss) on investments ...........      (2.95)         4.38
                                                                       --------      --------
   Net income (loss) from operations ...............................      (2.98)         4.33
                                                                       --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.97)        (0.66)
  Dividends in excess of net investment income .....................      (1.02)        (0.96)
  Distributions from net realized gains on investments .............      (0.43)         0.00
  Distributions in excess of net realized gains on investments .....       0.00          0.00
                                                                       --------      --------
   Total distributions .............................................      (2.42)        (1.62)
                                                                       --------      --------
Net asset value, end of year .......................................   $  10.30      $  15.70
                                                                       ========      ========
Total return .......................................................     (20.72)%       33.84 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 72,350      $ 93,608
  Ratio of expenses to average net assets(6) .......................       1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......      (0.22)%       (0.36)%
  Portfolio turnover rate ..........................................     182.74 %      143.52 %


                                                                               WRL C.A.S.E. GROWTH
                                                                     ----------------------------------------
                                                                                   DECEMBER 31,
                                                                     ----------------------------------------
                                                                          1998          1997         1996
                                                                     ------------- ------------- ------------
Net asset value, beginning of year .................................   $  14.01      $  13.42      $  11.66
                                                                       --------      --------      --------
 Income from operations:
  Net investment income (loss) .....................................       0.02          0.04          0.12
  Net realized and unrealized gain (loss) on investments ...........       0.31          1.95          1.92
                                                                       --------      --------      --------
   Net income (loss) from operations ...............................       0.33          1.99          2.04
                                                                       --------      --------      --------
 Distributions:
  Dividends from net investment income .............................      (0.36)        (0.03)        (0.05)
  Dividends in excess of net investment income .....................      (0.90)        (1.23)         0.00
  Distributions from net realized gains on investments .............      (0.09)        (0.14)        (0.23)
  Distributions in excess of net realized gains on investments .....       0.00          0.00          0.00
                                                                       --------      --------      --------
   Total distributions .............................................      (1.35)        (1.40)        (0.28)
                                                                       --------      --------      --------
Net asset value, end of year .......................................   $  12.99      $  14.01      $  13.42
                                                                       ========      ========      ========
Total return .......................................................       2.47 %       15.03 %       17.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................   $ 69,401      $ 60,596      $ 26,559
  Ratio of expenses to average net assets(6) .......................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......       0.14 %        0.25 %        0.94 %
  Portfolio turnover rate ..........................................     205.28 %      196.50 %      160.27 %


                                                                         WRL NWQ VALUE EQUITY
                                                                     -----------------------------
                                                                             DECEMBER 31,
                                                                     -----------------------------
                                                                          2000           1999
                                                                     -------------- --------------
Net asset value, beginning of year .................................    $  12.77       $  12.12
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.15           0.10
  Net realized and unrealized gain (loss) on investments ...........        1.78           0.85
                                                                        --------       --------
   Net income (loss) from operations ...............................        1.93           0.95
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.18)         (0.10)
  Dividends in excess of net investment income .....................        0.00           0.00
  Distributions from net realized gains on investments .............       (0.05)          0.00
  Distributions in excess of net realized gains on investments .....       (0.10)         (0.20)
                                                                        --------       --------
   Total distributions .............................................       (0.33)         (0.30)
                                                                        --------       --------
Net asset value, end of year .......................................    $  14.37       $  12.77
                                                                        ========       ========
Total return .......................................................       15.19 %         7.95 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $144,818       $137,158
  Ratio of expenses to average net assets(6) .......................        0.88 %         0.90 %
  Ratio of net investment income (loss) to average net assets ......        1.10 %         0.77 %
  Portfolio turnover rate ..........................................       46.34 %        34.19 %


                                                                                WRL NWQ VALUE EQUITY
                                                                     ------------------------------------------
                                                                                    DECEMBER 31,
                                                                     ------------------------------------------
                                                                          1998           1997         1996(1)
                                                                     -------------- -------------- ------------
Net asset value, beginning of year .................................    $  13.90       $  11.27      $  10.00
                                                                        --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.12           0.12          0.10
  Net realized and unrealized gain (loss) on investments ...........       (0.78)          2.69          1.23
                                                                        --------       --------      --------
   Net income (loss) from operations ...............................       (0.66)          2.81          1.33
                                                                        --------       --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.13)         (0.09)        (0.04)
  Dividends in excess of net investment income .....................       (0.12)         (0.07)         0.00
  Distributions from net realized gains on investments .............       (0.62)         (0.02)        (0.02)
  Distributions in excess of net realized gains on investments .....       (0.25)          0.00          0.00
                                                                        --------       --------      --------
   Total distributions .............................................       (1.12)         (0.18)        (0.06)
                                                                        --------       --------      --------
Net asset value, end of year .......................................    $  12.12       $  13.90      $  11.27
                                                                        ========       ========      ========
Total return .......................................................       (4.78)%        25.04 %       13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $157,157       $173,435      $49,394
  Ratio of expenses to average net assets(6) .......................        0.89 %         0.89 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......        0.89 %         0.90 %        0.89 %
  Portfolio turnover rate ..........................................       43.60 %        17.28 %        7.93 %

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 163

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED

                                                                                     WRL GE INTERNATIONAL EQUITY
                                                                      ---------------------------------------------------------
                                                                                            DECEMBER 31,
                                                                      ---------------------------------------------------------
                                                                           2000           1999           1998         1997(1)
                                                                      -------------  -------------  -------------  ------------
Net asset value, beginning of year .................................    $  14.28       $  12.07       $  10.70       $  10.00
                                                                        --------       --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.04           0.04           0.03           0.02
  Net realized and unrealized gain (loss) on investments ...........       (2.15)          2.90           1.35           0.73
                                                                        --------       --------       --------       --------
   Net income (loss) from operations ...............................       (2.11)          2.94           1.38           0.75
                                                                        --------       --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.07)         (0.05)         (0.01)         (0.01)
  Dividends in excess of net investment income .....................       (0.12)          0.00           0.00          (0.04)
  Distributions from net realized gains on investments .............       (1.64)         (0.68)          0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                        --------       --------       --------       --------
   Total distributions .............................................       (1.83)         (0.73)         (0.01)         (0.05)
                                                                        --------       --------       --------       --------
Net asset value, end of year .......................................    $  10.34       $  14.28       $  12.07       $  10.70
                                                                        ========       ========       ========       ========
Total return .......................................................      (14.99)%        24.95 %        12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 36,651       $ 33,579       $ 32,149       $ 19,795
  Ratio of expenses to average net assets(6) .......................        1.30 %         1.50 %         1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets ......        0.29 %         0.31 %         0.30 %         0.18 %
  Portfolio turnover rate ..........................................      111.83 %        99.77 %        71.74 %        54.33 %

                                                                                        WRL GE U.S. EQUITY
                                                                     ---------------------------------------------------------
                                                                                           DECEMBER 31,
                                                                     ---------------------------------------------------------
                                                                          2000           1999           1998         1997(1)
                                                                     -------------- -------------- -------------- ------------
Net asset value, beginning of year .................................    $  15.79       $  14.42       $  12.23      $  10.00
                                                                        --------       --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.07           0.07           0.09          0.09
  Net realized and unrealized gain (loss) on investments ...........       (0.19)          2.55           2.69          2.60
                                                                        --------       --------       --------      --------
   Net income (loss) from operations ...............................       (0.12)          2.62           2.78          2.69
                                                                        --------       --------       --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.11)         (0.18)         (0.15)        (0.04)
  Dividends in excess of net investment income .....................        0.00          (0.33)         (0.33)        (0.38)
  Distributions from net realized gains on investments .............       (0.56)         (0.74)         (0.11)        (0.04)
  Distributions in excess of net realized gains on investments .....       (0.02)          0.00           0.00          0.00
                                                                        --------       --------       --------      --------
   Total distributions .............................................       (0.69)         (1.25)         (0.59)        (0.46)
                                                                        --------       --------       --------      --------
Net asset value, end of year .......................................    $  14.98       $  15.79       $  14.42      $  12.23
                                                                        ========       ========       ========      ========
Total return .......................................................       (0.79)%        18.41 %        22.87 %       27.01 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $205,761       $179,267       $110,803      $ 42,951
  Ratio of expenses to average net assets(6) .......................        0.88 %         0.93 %         1.05 %        1.30 %
  Ratio of net investment income (loss) to average net assets ......        0.42 %         0.46 %         0.67 %        0.75 %
  Portfolio turnover rate ..........................................       39.08 %        44.01 %        63.08 %       92.35 %

See accompanying notes which are an integral part of the financial statements.

164 WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                                WRL THIRD AVENUE VALUE
                                                                      ------------------------------------------
                                                                                     DECEMBER 31,
                                                                      ------------------------------------------
                                                                           2000           1999         1998(1)
                                                                      -------------  -------------  ------------
Net asset value, beginning of year .................................    $  10.45       $   9.29       $  10.00
                                                                        --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.20           0.16           0.06
  Net realized and unrealized gain (loss) on investments ...........        3.50           1.28          (0.74)
                                                                        --------       --------       --------
   Net income (loss) from operations ...............................        3.70           1.44          (0.68)
                                                                        --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.12)         (0.28)         (0.03)
  Dividends in excess of net investment income .....................        0.00           0.00           0.00
  Distributions from net realized gains on investments .............       (0.32)          0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00
                                                                        --------       --------       --------
   Total distributions .............................................       (0.44)         (0.28)         (0.03)
                                                                        --------       --------       --------
Net asset value, end of year .......................................    $  13.71       $  10.45       $   9.29
                                                                        ========       ========       ========
Total return .......................................................       35.47 %        15.72 %        (6.84)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 92,742       $ 19,217       $ 18,206
  Ratio of expenses to average net assets(6) .......................        0.92 %         1.00 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......        1.56 %         1.76 %         0.63 %
  Portfolio turnover rate ..........................................       24.05 %         9.56 %         4.35 %


                                                                                   WRL J.P. MORGAN
                                                                               REAL ESTATE SECURITIES
                                                                      -----------------------------------------
                                                                                    DECEMBER 31,
                                                                      -----------------------------------------
                                                                           2000          1999         1998(1)
                                                                      -------------  ------------  ------------
Net asset value, beginning of year .................................    $   8.06       $   8.51      $  10.00
                                                                        --------       --------      --------
 Income from operations:
  Net investment income (loss) .....................................        0.59           0.49          0.36
  Net realized and unrealized gain (loss) on investments ...........        1.79          (0.79)        (1.85)
                                                                        --------       --------      --------
   Net income (loss) from operations ...............................        2.38          (0.30)        (1.49)
                                                                        --------       --------      --------
 Distributions:
  Dividends from net investment income .............................       (0.12)         (0.15)         0.00
  Dividends in excess of net investment income .....................        0.00           0.00          0.00
  Distributions from net realized gains on investments .............        0.00           0.00          0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00          0.00
                                                                        --------       --------      --------
   Total distributions .............................................       (0.12)         (0.15)         0.00
                                                                        --------       --------      --------
Net asset value, end of year .......................................    $  10.32       $   8.06      $   8.51
                                                                        ========       ========      ========
Total return .......................................................       29.62 %        (3.77)%      (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 16,577       $  3,199      $  2,414
  Ratio of expenses to average net assets(6) .......................        1.00 %         1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets ......        6.27 %         5.91 %        6.03 %
  Portfolio turnover rate ..........................................      291.38 %       189.80 %      100.80 %

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 165

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                               WRL GOLDMAN SACHS           WRL GOLDMAN SACHS
                                                                                    GROWTH                     SMALL CAP
                                                                          ---------------------------  --------------------------
                                                                                 DECEMBER 31,                 DECEMBER 31,
                                                                          ---------------------------  --------------------------
                                                                               2000         1999(1)        2000         1999(1)
                                                                          -------------  ------------  ------------  ------------
    Net asset value, beginning of year .................................    $  11.75       $  10.00      $  11.25      $  10.00
                                                                            --------       --------      --------      --------
     Income from operations:
      Net investment income (loss) .....................................        0.02           0.01          0.08          0.03
      Net realized and unrealized gain (loss) on investments ...........       (0.95)          1.74         (0.14)         1.74
                                                                            --------       --------      --------      --------
       Net income (loss) from operations ...............................       (0.93)          1.75         (0.06)         1.77
                                                                            --------       --------      --------      --------
     Distributions:
      Dividends from net investment income .............................       (0.10)          0.00         (0.26)        (0.04)
      Dividends in excess of net investment income .....................        0.00           0.00          0.00         (0.48)
      Distributions from net realized gains on investments .............       (0.05)          0.00         (0.05)         0.00
      Distributions in excess of net realized gains on investments .....        0.00           0.00          0.00          0.00
                                                                            --------       --------      --------      --------
       Total distributions .............................................       (0.15)          0.00         (0.31)        (0.52)
                                                                            --------       --------      --------      --------
    Net asset value, end of year .......................................    $  10.67       $  11.75      $  10.88      $  11.25
                                                                            ========       ========      ========      ========
    Total return .......................................................       (8.02)%        17.50 %       (0.62)%       17.82 %
    Ratios and supplemental data:
      Net assets at end of year (in thousands) .........................    $ 20,185       $  8,204      $  6,451      $  2,783
      Ratio of expenses to average net assets(6) .......................        1.00 %         1.00 %        1.00 %        1.00 %
      Ratio of net investment income (loss) to average net assets ......        0.15 %         0.12 %        0.71 %        0.50 %
      Portfolio turnover rate ..........................................       36.51 %        40.46 %      110.38 %      340.66 %


                                                                             WRL T. ROWE PRICE          WRL T. ROWE PRICE
                                                                              DIVIDEND GROWTH               SMALL CAP
                                                                         -------------------------- --------------------------
                                                                                DECEMBER 31,               DECEMBER 31,
                                                                         -------------------------- --------------------------
                                                                              2000        1999(1)        2000        1999(1)
                                                                         ------------- ------------ ------------- ------------
    Net asset value, beginning of year .................................   $   9.26      $  10.00     $  13.41      $  10.00
                                                                           --------      --------     --------      --------
     Income from operations:
      Net investment income (loss) .....................................       0.11          0.11        (0.08)        (0.03)
      Net realized and unrealized gain (loss) on investments ...........       0.80         (0.85)       (1.04)         3.87
                                                                           --------      --------     --------      --------
       Net income (loss) from operations ...............................       0.91         (0.74)       (1.12)         3.84
                                                                           --------      --------     --------      --------
     Distributions:
      Dividends from net investment income .............................      (0.04)         0.00        (0.07)         0.00
      Dividends in excess of net investment income .....................       0.00          0.00        (0.07)        (0.43)
      Distributions from net realized gains on investments .............       0.00          0.00         0.00          0.00
      Distributions in excess of net realized gains on investments .....       0.00          0.00         0.00          0.00
                                                                           --------      --------     --------      --------
       Total distributions .............................................      (0.04)         0.00        (0.14)        (0.43)
                                                                           --------      --------     --------      --------
    Net asset value, end of year .......................................   $  10.13      $   9.26     $  12.15      $  13.41
                                                                           ========      ========     ========      ========
    Total return .......................................................       9.87 %       (7.40)%      (8.45)%       38.49 %
    Ratios and supplemental data:
      Net assets at end of year (in thousands) .........................   $ 17,637      $  8,730     $ 30,024      $  9,824
      Ratio of expenses to average net assets(6) .......................       1.00 %        1.00 %       1.00 %        1.00 %
      Ratio of net investment income (loss) to average net assets ......       1.19 %        1.75 %      (0.57)%       (0.44)%
      Portfolio turnover rate ..........................................      78.20 %       43.76 %      64.53 %      159.02 %

See accompanying notes which are an integral part of the financial statements.

166 WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                              WRL SALOMON               WRL PILGRIM BAXTER
                                                                                ALL CAP                   MID CAP GROWTH
                                                                      ---------------------------  ----------------------------
                                                                             DECEMBER 31,                  DECEMBER 31,
                                                                      ---------------------------  ----------------------------
                                                                           2000         1999(1)         2000          1999(1)
                                                                      -------------  ------------  --------------  ------------
Net asset value, beginning of year .................................    $  11.18       $  10.00       $  17.75       $  10.00
                                                                        --------       --------       --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.14           0.08          (0.03)         (0.03)
  Net realized and unrealized gain (loss) on investments ...........        1.90           1.48          (2.46)          7.83
                                                                        --------       --------       --------       --------
   Net income (loss) from operations ...............................        2.04           1.56          (2.49)          7.80
                                                                        --------       --------       --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.20)         (0.06)         (0.17)          0.00
  Dividends in excess of net investment income .....................        0.00          (0.32)         (0.03)         (0.05)
  Distributions from net realized gains on investments .............       (0.03)          0.00           0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00           0.00           0.00
                                                                        --------       --------       --------       --------
   Total distributions .............................................       (0.23)         (0.38)         (0.20)         (0.05)
                                                                        --------       --------       --------       --------
Net asset value, end of year .......................................    $  12.99       $  11.18       $  15.06       $  17.75
                                                                        ========       ========       ========       ========
Total return .......................................................       18.30 %        15.57 %       (14.39)%        78.00 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 85,730       $  6,686       $ 217,307      $ 37,201
  Ratio of expenses to average net assets(6) .......................        1.00 %         1.00 %         0.92 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......        1.11 %         1.09 %        (0.14)%        (0.30)%
  Portfolio turnover rate ..........................................      117.91 %       216.29 %       132.70 %       155.71 %


                                                                          WRL DREYFUS MID CAP
                                                                      ---------------------------
                                                                             DECEMBER 31,
                                                                      ---------------------------
                                                                           2000         1999(1)
                                                                      -------------  ------------
Net asset value, beginning of year .................................    $  10.72       $  10.00
                                                                        --------       --------
 Income from operations:
  Net investment income (loss) .....................................        0.03           0.04
  Net realized and unrealized gain (loss) on investments ...........        1.36           0.68
                                                                        --------       --------
   Net income (loss) from operations ...............................        1.39           0.72
                                                                        --------       --------
 Distributions:
  Dividends from net investment income .............................       (0.05)          0.00
  Dividends in excess of net investment income .....................       (0.16)          0.00
  Distributions from net realized gains on investments .............        0.00           0.00
  Distributions in excess of net realized gains on investments .....        0.00           0.00
                                                                        --------       --------
   Total distributions .............................................       (0.21)          0.00
                                                                        --------       --------
Net asset value, end of year .......................................    $  11.90       $  10.72
                                                                        ========       ========
Total return .......................................................       12.92 %         7.20 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................    $ 14,714       $  3,384
  Ratio of expenses to average net assets(6) .......................        1.00 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......        0.29 %         0.58 %
  Portfolio turnover rate ..........................................      110.82 %        94.19 %

See accompanying notes which are an integral part of the financial statements.

                                                          2000 ANNUAL REPORT 167

FINANCIAL HIGHLIGHTS
FOR THE YEAR ENDED


                                                                          WRL VALUE         WRL GREAT       WRL GREAT
                                                                       LINE AGGRESSIVE     COMPANIES -     COMPANIES -
                                                                            GROWTH         AMERICA(SM)    TECHNOLOGY(SM)
                                                                      -----------------  --------------  ---------------
                                                                         DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                      -----------------  --------------  ---------------
                                                                           2000(1)           2000(1)         2000(1)
                                                                      -----------------  --------------  ---------------
Net asset value, beginning of year .................................      $  10.00          $  10.00       $    10.00
                                                                          --------          --------       ----------
 Income from operations:
  Net investment income (loss) .....................................          0.00              0.04            (0.01)
  Net realized and unrealized gain (loss) on investments ...........         (0.97)             1.34            (3.25)
                                                                          --------          --------       ----------
   Net income (loss) from operations ...............................         (0.97)             1.38            (3.26)
                                                                          --------          --------       ----------
 Distributions:
  Dividends from net investment income .............................          0.00              0.00             0.00
  Dividends in excess of net investment income .....................          0.00              0.00             0.00
  Distributions from net realized gains on investments .............          0.00              0.00             0.00
  Distributions in excess of net realized gains on investments .....          0.00              0.00             0.00
                                                                          --------          --------       ----------
   Total distributions .............................................          0.00              0.00             0.00
                                                                          --------          --------       ----------
Net asset value, end of year .......................................      $   9.03          $  11.38       $     6.74
                                                                          ========          ========       ==========
Total return .......................................................         (9.70)%           13.80 %         (32.60)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................      $  5,721          $ 83,121       $   24,159
  Ratio of expenses to average net assets(6) .......................          1.00 %            0.91 %           1.00 %
  Ratio of net investment income (loss) to average net assets ......         (0.01)%            0.52 %          (0.16)%
  Portfolio turnover rate ..........................................         26.13 %           14.67 %          48.23 %


                                                                         WRL GREAT        WRL GABELLI       WRL LKCM
                                                                        COMPANIES -         GLOBAL          CAPITAL
                                                                          GLOBAL2           GROWTH           GROWTH
                                                                      ---------------  ----------------  -------------
                                                                        DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                      ---------------  ----------------  -------------
                                                                          2000(1)           2000(1)         2000(1)
                                                                      ---------------  ----------------  -------------
Net asset value, beginning of year .................................     $   10.00       $     10.00       $  10.00
                                                                         ---------       -----------       --------
 Income from operations:
  Net investment income (loss) .....................................          0.02              0.10           0.00
  Net realized and unrealized gain (loss) on investments ...........         (1.48)            (1.00)          1.19
                                                                         ---------       -----------       --------
   Net income (loss) from operations ...............................         (1.46)            (0.90)          1.19
                                                                         ---------       -----------       --------
 Distributions:
  Dividends from net investment income .............................          0.00              0.00           0.00
  Dividends in excess of net investment income .....................          0.00              0.00           0.00
  Distributions from net realized gains on investments .............          0.00              0.00           0.00
  Distributions in excess of net realized gains on investments .....          0.00              0.00           0.00
                                                                         ---------       -----------       --------
   Total distributions .............................................          0.00              0.00           0.00
                                                                         ---------       -----------       --------
Net asset value, end of year .......................................     $    8.54       $      9.10       $  11.19
                                                                         =========       ===========       ========
Total return .......................................................        (14.60)%           (9.00)%        11.90 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) .........................     $   5,057       $    13,551       $    765
  Ratio of expenses to average net assets(6) .......................          1.00 %            1.20 %         1.00 %
  Ratio of net investment income (loss) to average net assets ......          0.53 %            3.32 %         0.39 %
  Portfolio turnover rate ..........................................          6.49 %            5.62 %        41.64 %

See accompanying notes which are an integral part of the financial statements.

168 WRL SERIES FUND, INC.

NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported on within the Annual Report reflects a full twelve-month period, except as follows:


PORTFOLIO                                          INCEPTION DATE
------------------------------------------------   ---------------
WRL NWQ Value Equity ...........................       05/01/1996
WRL GE International Equity ....................       01/02/1997
WRL GE U.S. Equity .............................       01/02/1997
WRL Third Avenue Value .........................       01/02/1998
WRL J.P. Morgan Real Estate Securities .........       05/01/1998
WRL Goldman Sachs Growth .......................       05/03/1999
WRL Goldman Sachs Small Cap ....................       05/03/1999
WRL T. Rowe Price Dividend Growth ..............       05/03/1999
WRL T. Rowe Price Small Cap ....................       05/03/1999
WRL Salomon All Cap ............................       05/03/1999
WRL Pilgrim Baxter Mid Cap Growth ..............       05/03/1999
WRL Dreyfus Mid Cap ............................       05/03/1999
WRL Value Line Aggressive Growth ...............       05/01/2000
WRL Great Companies - America(SM) ..............       05/01/2000
WRL Great Companies - Technology(SM) ...........       05/01/2000
WRL Great Companies - Global2 ..................       09/01/2000
WRL Gabelli Global Growth ......................       09/01/2000
WRL LKCM Capital Growth ........................       12/01/2000

See the Prospectus and the Statement of Additional Information for a description of each portfolio's investment objective.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS
The securities held by WRL J.P. Morgan Money Market are valued on the basis of amortized cost, which approximates market value.

Securities held by the remaining portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

In November 2000, a revised AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to use the interest method of amortization to amortize premium and discount on all fixed-income securities. Upon initial adoption, the portfolios will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had the interest method of amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the portfolios net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

C. FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is


                                                          2000 ANNUAL REPORT 169

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 1 - (CONTINUED)

acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. FORWARD FOREIGN CURRENCY CONTRACTS
Certain portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. The open forward currency contracts at December 31, 2000 are listed in Note 5.

E. FUTURES AND OPTIONS CONTRACTS
Certain portfolios of the Fund are authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures contracts and options is imperfect correlation between the change in the value of the futures contracts and options and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of any open futures contracts and written options at December 31, 2000 are listed in Note 5. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities. Purchased options are included in the Schedule of Investments.

F. SECURITIES LENDING
The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, a portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended December 31, 2000, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:


PORTFOLIO                                       INCOME
-------------------------------------------   ---------
WRL AEGON Bond ............................   $   20
WRL Janus Growth ..........................    1,332
WRL Janus Global ..........................      853
WRL LKCM Strategic Total Return ...........       61
WRL VKAM Emerging Growth ..................      697
WRL Alger Aggressive Growth ...............      377
WRL AEGON Balanced ........................       14
WRL Federated Growth & Income .............        5
WRL Dean Asset Allocation .................       17
WRL C.A.S.E. Growth .......................       47
WRL NWQ Value Equity ......................       61
WRL GE International Equity ...............       11
WRL GE U.S. Equity ........................       21
WRL Third Avenue Value ....................        6
WRL T. Rowe Price Small Cap ...............       10
WRL Salomon All Cap .......................       10
WRL Pilgrim Baxter Mid Cap Growth .........      127

G. FEDERAL INCOME TAXES
It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.


170 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 1 - (CONTINUED)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

Reclassifications between undistributed net investment income ("UNII"), undistributed net realized capital gains ("UNCG") and additional paid-in capital ("APIC") accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not effected by these reclassifications.

The portfolios and the amounts of the reclassifications are as follows:


PORTFOLIO                                             UNII           UNCG
------------------------------------------------   ----------    -----------
WRL Janus Growth ...............................    $   (2)       $     2
WRL Janus Global ...............................    58,154        (58,154)
WRL LKCM Strategic Total Return ................       904           (904)
WRL VKAM Emerging Growth .......................     7,027         (7,027)
WRL Alger Aggressive Growth ....................       260           (260)
WRL Federated Growth & Income ..................     3,450         (3,450)
WRL Dean Asset Allocation ......................     2,685         (2,685)
WRL C.A.S.E. Growth ............................     13,050       (13,050)
WRL GE International Equity ....................     1,493         (1,493)
WRL GE U.S. Equity .............................        15            (15)
WRL J.P. Morgan Real Estate Securities .........       278           (278)
WRL Goldman Sachs Growth .......................       243           (243)
WRL Goldman Sachs Small Cap ....................        28            (28)
WRL T. Rowe Price Dividend Growth ..............        (4)             4
WRL T. Rowe Price Small Cap ....................        (1)             1
WRL Salomon All Cap ............................     3,502         (3,502)
WRL Pilgrim Baxter Mid Cap Growth ..............        30            (30)
WRL Dreyfus Mid Cap ............................       473           (473)
WRL Great Companies - America(SM) ..............       251           (251)
WRL LKCM Capital Growth ........................        24            (24)

In addition, reclassifications were made in the WRL Janus Growth, WRL Alger Aggressive Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, and WRL Great Companies - Technology for $ 7,447, $ 3,583, $ 128, $ 259 and $ 21, respectively, increasing UNII & decreasing APIC.

H. DIVIDENDS AND DISTRIBUTIONS
Dividends of WRL J.P. Morgan Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

I. REAL ESTATE INVESTMENT TRUSTS
There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since WRL J.P. Morgan Real Estate Securities invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

J. EXPENSE OFFSET ARRANGEMENT
Fees paid indirectly, in the accompanying Statements of Operations, represent reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

K. REPURCHASE AGREEMENTS
Certain of the portfolios of the Fund are authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and

                                                          2000 ANNUAL REPORT 171

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 1 - (CONTINUED)

may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2 - INVESTMENT ADVISORY AND
         TRANSACTIONS WITH AFFILIATES

WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. WRL Management and WRL Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of WRL Management.

A. INVESTMENT ADVISORY FEES
The portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a portfolio's normal operating expenses exceed the stated annual limit.


PORTFOLIO                              ADVISORY FEE   EXPENSE LIMIT
-------------------------------------  ------------   -------------
WRL J.P. Morgan Money Market ........     0.40 %           0.70 %
WRL AEGON Bond ......................     0.45 %           0.70 %
WRL Janus Growth (1) ................     0.80 %           1.00 %
WRL Janus Global (2) ................     0.80 %           1.00 %
WRL LKCM Strategic Total
  Return ............................     0.80 %           1.00 %
WRL VKAM Emerging Growth ............     0.80 %           1.00 %
WRL Alger Aggressive Growth .........     0.80 %           1.00 %
WRL AEGON Balanced ..................     0.80 %           1.00 %
WRL Federated Growth &
  Income ............................     0.75 %           1.00 %
WRL Dean Asset Allocation ...........     0.80 %           1.00 %
WRL C.A.S.E. Growth .................     0.80 %           1.00 %
WRL NWQ Value Equity ................     0.80 %           1.00 %
WRL GE International Equity (3) .....     1.00 %           1.20 %
WRL GE U.S. Equity (4) ..............     0.80 %           1.00 %
WRL Third Avenue Value ..............     0.80 %           1.00 %
WRL J.P. Morgan Real Estate
  Securities ........................     0.80 %           1.00 %
WRL Goldman Sachs Growth (5) ........     0.90 %           1.00 %
WRL Goldman Sachs Small Cap .........     0.90 %           1.00 %
WRL T. Rowe Price Dividend
  Growth (5) ........................     0.90 %           1.00 %



PORTFOLIO                               ADVISORY FEE   EXPENSE LIMIT
-------------------------------------   ------------   -------------
WRL T. Rowe Price Small Cap .........     0.75 %           1.00 %
WRL Salomon All Cap (5) .............     0.90 %           1.00 %
WRL Pilgrim Baxter Mid Cap
  Growth (5) ........................     0.90 %           1.00 %
WRL Dreyfus Mid Cap (6) .............     0.85 %           1.00 %
WRL Value Line Aggressive
  Growth ............................     0.80 %           1.00 %
WRL Great Companies -
  America(SM) .......................     0.80 %           1.00 %
WRL Great Companies -
  Technology(SM) ....................     0.80 %           1.00 %
WRL Great Companies - Global2 .......     0.80 %           1.00 %
WRL Gabelli Global Growth (7) .......     1.00 %           1.20 %
WRL LKCM Capital Growth .............     0.80 %           1.00 %

(1) WRL Management waived 0.025 % of its advisory fee for the first $ 3 billion of the portfolio's average daily net assets (net fee is 0.775 %); and 0.05 % for the portfolio's average daily net assets above $ 3 billion (net fee is 0.75 %). This waiver was terminated on June 25, 2000.

(2) WRL Management waived 0.025 % of its advisory fee for the portfolio's average daily net assets above $ 2 billion (net fee is 0.775 %). This waiver was terminated on June 25, 2000.

(3) On May 1, 2000, the expense limit for WRL GE International Equity was reduced from 1.50 % to 1.20 % of average daily net assets. The combined expense limit for the period of January 1 through December 31, 2000 is 1.30 %.

(4)  On May 1, 2000, the expense limit for WRL GE U.S. Equity was reduced from
     1.30 % to 1.00 % of average daily net assets. The combined expense limit for the period of January 1 through December 31, 2000 is 1.10 %.

(5) WRL Management receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

(6) WRL Management receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio's average daily net assets; and 0.80 % for the portfolio's average daily net assets above $ 100 million.

(7) WRL Management receives compensation for its services at 1.00 % of the first $ 500 million of the portfolio's average daily net assets; .90 % of assets over $ 500 million up to $ 1 billion; and .80 % of assets in excess of $ 1 billion.

172 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 2 - (CONTINUED)

B. SUB-ADVISERS
WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.

AEGON USA Investment Management, Inc. ("AEGON Management") is the Sub-Adviser to WRL AEGON Bond and WRL AEGON Balanced. Prior to May 1, 2000, Scottish Equitable Investment Management, Ltd. ("SEIM") served as co-manager to WRL GE International Equity, and the portfolio was known as WRL GE/Scottish Equitable International Equity. AEGON Management and SEIM are indirect wholly owned subsidiaries of AEGON NV.

Great Companies, L.L.C. ("Great Companies") serves as the Sub-Advisor to WRL Great Companies - America(SM), WRL Great Companies - Technology(SM) and WRL Great Companies - Global2. AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or a Sub-Adviser during the period ended December 31, 2000, as follows:


PORTFOLIO                                     COMMISSIONS
-------------------------------------------- ------------
WRL VKAM Emerging Growth ...................   $   39
WRL Alger Aggressive Growth ................    1,259
WRL Third Avenue Value .....................       76
WRL Goldman Sachs Growth ...................        2
WRL Salomon All Cap ........................        1
WRL Great Companies - America(SM) ..........       59
WRL Great Companies - Technology(SM) .......       33
WRL Great Companies - Global2 ..............        4

C. ADMINISTRATIVE SERVICES
The portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

D. PLAN OF DISTRIBUTION
Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15 %, on an annualized basis, of the average daily net assets of each portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any portfolio before April 30, 2001. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

E. DEFERRED COMPENSATION PLAN
Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At December 31, 2000, the market value of invested plan amounts was $ 134. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 2000 are included in Net Assets in the accompanying Statements of Assets and Liabilities.

                                                          2000 ANNUAL REPORT 173

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 3 - SECURITIES TRANSACTIONS

Securities transactions for the period ended December 31, 2000, are summarized as follows:


                                                                                               PROCEEDS FROM MATURITIES
                                                         PURCHASES OF SECURITIES                AND SALES OF SECURITIES
                                                 --------------------------------------- -------------------------------------
                                                  LONG-TERM EXCLUDING                     LONG-TERM EXCLUDING
PORTFOLIO                                           U.S. GOVERNMENT     U.S. GOVERNMENT     U.S. GOVERNMENT    U.S. GOVERNMENT
------------------------------------------------ --------------------- ----------------- -------------------- ----------------
WRL J.P. Morgan Money Market ...................      $         0         $  3,492,404        $         0       $  3,626,975
WRL AEGON Bond .................................           22,509            1,804,046             29,927          1,811,270
WRL Janus Growth ...............................        2,042,280              854,983          1,821,950          1,140,759
WRL Janus Global ...............................        1,528,119              730,771          1,548,870            548,800
WRL LKCM Strategic Total Return ................          269,133               22,915            287,804             36,883
WRL VKAM Emerging Growth .......................        2,662,450           42,118,323          2,519,834         42,041,718
WRL Alger Aggressive Growth ....................        1,444,965                    0          1,321,718                  0
WRL AEGON Balanced .............................           49,916                7,532             44,153             16,245
WRL Federated Growth & Income ..................          124,832                    0            116,113                  0
WRL Dean Asset Allocation ......................           35,537                3,327            106,791              2,913
WRL C.A.S.E. Growth ............................          158,167                    0            161,327                  0
WRL NWQ Value Equity ...........................           58,475                4,928             65,980              4,998
WRL GE International Equity ....................           42,699                    0             37,176                  0
WRL GE U.S. Equity .............................          107,143                1,429             73,978                183
WRL Third Avenue Value .........................           37,662                    0              8,413                  0
WRL J.P. Morgan Real Estate Securities .........           34,032                    0             22,665                  0
WRL Goldman Sachs Growth .......................           17,688                  411              4,858                 41
WRL Goldman Sachs Small Cap ....................            9,199                    0              5,028                  0
WRL T. Rowe Price Dividend Growth ..............           16,210                  491              9,254                243
WRL T. Rowe Price Small Cap ....................           37,308                  223             13,682                226
WRL Salomon All Cap ............................          106,259                  128             38,671                130
WRL Pilgrim Baxter Mid Cap Growth ..............          453,052                    0            208,586                  0
WRL Dreyfus Mid Cap ............................           19,117                    0              8,237                  0
WRL Value Line Aggressive Growth ...............            7,543                    0                917                  0
WRL Great Companies - America(SM)...............           73,219                    0              5,692                  0
WRL Great Companies - Technology(SM)............           41,881                    0              7,844                  0
WRL Great Companies - Global2 ..................            4,879                    0                124                  0
WRL Gabelli Global Growth ......................            6,885               17,653                141              9,537
WRL LKCM Capital Growth ........................              915                   21                260                  0

NOTE 4 - FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to each portfolio for accounting purposes are also attributed to that portfolio for federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

174 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 4 - (CONTINUED)


The net capital loss carryforwards noted below as of December 31, 2000, if applicable, are available to offset future realized capital gains through the periods listed. Each portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2000, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year.


                                                               PRIOR YEAR
                                             POST-OCTOBER   NET CAPITAL LOSS
                                                LOSSES        CARRYFORWARD
PORTFOLIO                                      DEFERRED         UTILIZED
------------------------------------------- -------------- ------------------
                                               $      0          $    0
WRL J.P. Morgan Money Market ..............
WRL AEGON Bond ............................           0               0
WRL Janus Growth ..........................           0               0
WRL Janus Global ..........................      16,408               0
WRL LKCM Strategic Total Return ...........           0               0
WRL VKAM Emerging Growth ..................           0               0
WRL Alger Aggressive Growth ...............       3,536               0
WRL AEGON Balanced ........................           0               0
WRL Federated Growth & Income .............           0               0
WRL Dean Asset Allocation .................         494             569
WRL C.A.S.E. Growth .......................       2,448               0
WRL NWQ Value Equity ......................         935               0
WRL GE International Equity ...............          29               0
WRL GE U.S. Equity ........................           0               0
WRL Third Avenue Value ....................           0             542
WRL J.P. Morgan Real Estate Securities              133             331
WRL Goldman Sachs Growth ..................           0               0
WRL Goldman Sachs Small Cap ...............           0               0
WRL T. Rowe Price Dividend Growth .........           0               0
WRL T. Rowe Price Small Cap ...............           0               0
WRL Salomon All Cap .......................         281               0
WRL Pilgrim Baxter Mid Cap Growth .........       9,793               0
WRL Dreyfus Mid Cap .......................           0               0
WRL Value Line Aggressive Growth ..........         155               0
WRL Great Companies - America(SM)..........           0               0
WRL Great Companies - Technology(SM) ......       1,617               0
WRL Great Companies - Global2 .............          16               0
WRL Gabelli Global Growth .................         120               0
WRL LKCM Capital Growth ...................           0               0


                                             DECEMBER 31, 2000            NET CAPITAL LOSS
                                              NET CAPITAL LOSS              CARRYFORWARD
PORTFOLIO                                       CARRYFORWARD             AVAILABLE THROUGH
------------------------------------------- ------------------- -----------------------------------
                                                  $      0                     n/a
WRL J.P. Morgan Money Market ..............
WRL AEGON Bond ............................          7,756      $ 4,065 through December 31, 2002
                                                                   261 through December 31, 2005
                                                                   127 through December 31, 2007
                                                                  3,303 through December 31, 2008
WRL Janus Growth ..........................              0                     n/a
WRL Janus Global ..........................              0                     n/a
WRL LKCM Strategic Total Return ...........              0                     n/a
WRL VKAM Emerging Growth ..................              0                     n/a
WRL Alger Aggressive Growth ...............              0                     n/a
WRL AEGON Balanced ........................          9,709        2,432 through December 31, 2006
                                                                  1,394 through December 31, 2007
                                                                  5,883 through December 31, 2008
WRL Federated Growth & Income .............              0                     n/a
WRL Dean Asset Allocation .................              0                     n/a
WRL C.A.S.E. Growth .......................              0                     n/a
WRL NWQ Value Equity ......................              0                     n/a
WRL GE International Equity ...............              0                     n/a
WRL GE U.S. Equity ........................              0                     n/a
WRL Third Avenue Value ....................              0                     n/a
WRL J.P. Morgan Real Estate Securities                   0                     n/a
WRL Goldman Sachs Growth ..................              0                     n/a
WRL Goldman Sachs Small Cap ...............              0                     n/a
WRL T. Rowe Price Dividend Growth .........            398          63 through December 31, 2007
                                                                   335 through December 31, 2008
WRL T. Rowe Price Small Cap ...............            212         212 through December 31, 2008
WRL Salomon All Cap .......................              0                     n/a
WRL Pilgrim Baxter Mid Cap Growth .........          5,934        5,934 through December 31, 2008
WRL Dreyfus Mid Cap .......................              0                     n/a
WRL Value Line Aggressive Growth ..........            195         195 through December 31, 2008
WRL Great Companies - America(SM) .........              0                     n/a
WRL Great Companies - Technology(SM).......            204         204 through December 31, 2008
WRL Great Companies - Global2 .............              0                     n/a
WRL Gabelli Global Growth .................              0                     n/a
WRL LKCM Capital Growth ...................              0                     n/a

                                                          2000 ANNUAL REPORT 175

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 4 - (CONTINUED)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2000, are as follows:


                                                                                                        NET UNREALIZED
                                                    FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                                            COST BASIS     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
------------------------------------------------   -------------   --------------   ----------------   ---------------
WRL J.P. Morgan Money Market ...................    $   319,939       $       0       $         0        $        0
WRL AEGON Bond .................................        139,610           2,914            (2,464)              450
WRL Janus Growth ...............................      2,597,370         798,624          (430,728)          367,896
WRL Janus Global ...............................      1,515,977         307,864          (114,776)          193,088
WRL LKCM Strategic Total Return ................        488,863         109,272           (40,921)           68,351
WRL VKAM Emerging Growth .......................      1,683,231         269,960           (82,169)          187,791
WRL Alger Aggressive Growth ....................        920,333          99,923          (127,321)          (27,398)
WRL AEGON Balanced .............................         83,694          26,343            (1,828)           24,515
WRL Federated Growth & Income ..................        114,439          11,444            (1,630)            9,814
WRL Dean Asset Allocation ......................        203,932          23,664           (11,459)           12,205
WRL C.A.S.E. Growth ............................         99,884           7,101           (34,650)          (27,549)
WRL NWQ Value Equity ...........................        126,607          29,183           (11,125)           18,058
WRL GE International Equity ....................         37,048           2,466            (5,853)           (3,387)
WRL GE U.S. Equity .............................        185,625          30,593           (18,075)           12,518
WRL Third Avenue Value .........................         82,841          12,726            (2,501)           10,225
WRL J.P. Morgan Real Estate Securities .........         15,245             741              (144)              597
WRL Goldman Sachs Growth .......................         21,057           1,674            (2,626)             (952)
WRL Goldman Sachs Small Cap ....................          6,344             995            (1,042)              (47)
WRL T. Rowe Price Dividend Growth ..............         16,675           2,240              (970)            1,270
WRL T. Rowe Price Small Cap ....................         31,760           4,327            (5,997)           (1,670)
WRL Salomon All Cap ............................         86,094           7,247            (8,335)           (1,088)
WRL Pilgrim Baxter Mid Cap Growth ..............        297,482          10,938           (71,784)          (60,846)
WRL Dreyfus Mid Cap ............................         14,720           1,575            (1,551)               24
WRL Value Line Aggressive Growth ...............          6,274             400            (1,054)             (654)
WRL Great Companies - America(SM)...............         67,778           7,034              (831)            6,203
WRL Great Companies - Technology(SM)............         32,215             376           (10,901)          (10,525)
WRL Great Companies - Global2 ..................          4,738             197              (407)             (210)
WRL Gabelli Global Growth ......................         14,816             141              (590)             (449)
WRL LKCM Capital Growth ........................            700              68               (19)               49

176 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - COMMITMENTS

For the year ended December 31, 2000, WRL Janus Growth, WRL Janus Global, WRL GE International Equity, WRL T. Rowe Price Dividend Growth, and WRL Gabelli Global Growth entered into forward foreign currency contracts. These obligate each portfolio to deliver currencies at specified future dates. The open contracts at December 31, 2000, are as follows:


                                                                 AMOUNT IN       NET UNREALIZED
                                                SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                      BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
--------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global
 British Pound ...........         (122)       01/02/2001       $     (183)         $   (3)
 British Pound ...........         (247)       01/02/2001             (370)             (6)
 British Pound ...........          (40)       01/03/2001              (60)             (1)
 British Pound ...........        6,000        01/26/2001            8,981            (129)
 British Pound ...........        5,000        01/26/2001            7,484             210
 British Pound ...........        5,000        01/26/2001            7,484             318
 British Pound ...........        4,500        01/26/2001            6,735              67
 British Pound ...........        3,500        01/26/2001            5,239             123
 British Pound ...........        3,000        01/26/2001            4,490              30
 British Pound ...........        2,500        01/26/2001            3,742             167
 British Pound ...........        1,700        01/26/2001            2,544             111
 British Pound ...........         (500)       01/26/2001             (748)            (30)
 British Pound ...........       (2,000)       01/26/2001           (2,994)           (159)
 British Pound ...........       (8,000)       01/26/2001          (11,974)           (258)
 British Pound ...........      (20,700)       01/26/2001          (30,982)            698
 British Pound ...........        3,000        03/22/2001            4,494             193
 British Pound ...........       (2,100)       03/22/2001           (3,145)            (71)
 British Pound ...........       (8,500)       03/22/2001          (12,732)           (377)
 British Pound ...........       (1,000)       04/05/2001           (1,498)              7
 British Pound ...........       (7,700)       04/05/2001          (11,535)           (241)
 British Pound ...........        4,700        04/27/2001            7,042              28
 British Pound ...........       (1,700)       04/27/2001           (2,547)           (114)
 British Pound ...........       (3,000)       04/27/2001           (4,495)           (132)
 Canadian Dollar .........          (15)       01/02/2001              (10)              0
 Canadian Dollar .........           (1)       01/03/2001                0               0
 Canadian Dollar .........          (57)       01/03/2001              (38)              0
 Canadian Dollar .........          300        05/07/2001              201              (3)
 Canadian Dollar .........       (2,500)       05/07/2001           (1,672)             32
 Canadian Dollar .........         (600)       08/10/2001             (402)             (7)
 Canadian Dollar .........       (3,200)       08/10/2001           (2,143)            (67)
 Euro Dollar .............          121        01/02/2001              114               1
 Euro Dollar .............          (16)       01/02/2001              (15)              0
 Euro Dollar .............          (42)       01/03/2001              (39)             (1)
 Euro Dollar .............      (24,000)       01/19/2001          (22,556)            126
 Euro Dollar .............       13,600        01/26/2001           12,787           1,063

                                                          2000 ANNUAL REPORT 177

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)


                                                                   AMOUNT IN       NET UNREALIZED
                                                  SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                        BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Euro Dollar ...............         6,500       01/26/2001       $   6,111          $    (72)
 Euro Dollar ...............         6,320       01/26/2001           5,942               508
 Euro Dollar ...............         3,000       01/26/2001           2,821               (36)
 Euro Dollar ...............         1,900       01/26/2001           1,786               (14)
 Euro Dollar ...............         1,800       01/26/2001           1,692                43
 Euro Dollar ...............        (1,400)      01/26/2001          (1,316)             (147)
 Euro Dollar ...............        (1,420)      01/26/2001          (1,335)             (142)
 Euro Dollar ...............        (1,800)      01/26/2001          (1,692)             (108)
 Euro Dollar ...............        (3,500)      01/26/2001          (3,291)             (347)
 Euro Dollar ...............       (12,000)      01/26/2001         (11,282)             (932)
 Euro Dollar ...............       (13,000)      01/26/2001         (12,223)              433
 Euro Dollar ...............        15,300       03/22/2001          14,415             1,100
 Euro Dollar ...............        12,800       03/22/2001          12,059               196
 Euro Dollar ...............         5,600       03/22/2001           5,276               326
 Euro Dollar ...............         5,000       03/22/2001           4,711               368
 Euro Dollar ...............        (2,500)      03/22/2001          (2,355)             (206)
 Euro Dollar ...............       (10,300)      03/22/2001          (9,704)             (589)
 Euro Dollar ...............       (11,500)      03/22/2001         (10,835)             (391)
 Euro Dollar ...............       (14,400)      03/22/2001         (13,567)           (1,479)
 Euro Dollar ...............        (3,000)      04/05/2001          (2,828)             (149)
 Euro Dollar ...............        (8,100)      04/05/2001          (7,635)             (142)
 Euro Dollar ...............         5,600       04/27/2001           5,282                64
 Euro Dollar ...............        (4,000)      04/27/2001          (3,773)             (351)
 Euro Dollar ...............        (7,180)      04/27/2001          (6,773)             (721)
 Euro Dollar ...............        15,700       05/07/2001          14,814               405
 Euro Dollar ...............         3,500       05/07/2001           3,302                31
 Euro Dollar ...............        (7,500)      05/07/2001          (7,077)             (134)
 Euro Dollar ...............        (9,000)      05/07/2001          (8,492)             (886)
 Euro Dollar ...............       (19,300)      05/07/2001         (18,210)           (1,700)
 Euro Dollar ...............        (2,400)      08/10/2001          (2,271)             (185)
 Hong Kong Dollar ..........           (54)      01/02/2001              (7)                0
 Hong Kong Dollar ..........       130,000       03/16/2001          16,684               (21)
 Hong Kong Dollar ..........        70,000       03/16/2001           8,984                 3
 Hong Kong Dollar ..........        46,500       03/16/2001           5,968                 6
 Hong Kong Dollar ..........        21,800       03/16/2001           2,798                (3)
 Hong Kong Dollar ..........        10,000       03/16/2001           1,283                 1
 Hong Kong Dollar ..........        (3,000)      03/16/2001            (385)                0
 Hong Kong Dollar ..........        (8,000)      03/16/2001          (1,027)                0

178 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)


                                                                   AMOUNT IN       NET UNREALIZED
                                                  SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                        BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Hong Kong Dollar ..........       (16,000)      03/16/2001       $   (2,053)         $   1
 Hong Kong Dollar ..........       (21,800)      03/16/2001           (2,798)            (1)
 Hong Kong Dollar ..........       (38,500)      03/16/2001           (4,941)            (1)
 Hong Kong Dollar ..........       (50,000)      03/16/2001           (6,417)            (1)
 Hong Kong Dollar ..........       (51,000)      03/16/2001           (6,545)             2
 Hong Kong Dollar ..........       (90,000)      03/16/2001          (11,551)             0
 Hong Kong Dollar ..........        31,000       05/07/2001            3,981              3
 Hong Kong Dollar ..........        25,000       05/07/2001            3,210              2
 Hong Kong Dollar ..........        15,000       05/07/2001            1,926              1
 Hong Kong Dollar ..........         3,000       05/07/2001              385              5
 Hong Kong Dollar ..........        (2,600)      05/07/2001             (334)            (7)
 Hong Kong Dollar ..........        (3,000)      05/07/2001             (385)            (7)
 Hong Kong Dollar ..........        (3,500)      05/07/2001             (449)            (2)
 Hong Kong Dollar ..........        (4,000)      05/07/2001             (514)           (10)
 Hong Kong Dollar ..........        (4,000)      05/07/2001             (514)            (6)
 Hong Kong Dollar ..........        (5,000)      05/07/2001             (642)           (14)
 Hong Kong Dollar ..........        (6,500)      05/07/2001             (835)            (4)
 Hong Kong Dollar ..........        (6,600)      05/07/2001             (847)           (20)
 Hong Kong Dollar ..........        (7,000)      05/07/2001             (899)           (20)
 Hong Kong Dollar ..........        (7,000)      05/07/2001             (899)           (12)
 Hong Kong Dollar ..........        (8,000)      05/07/2001           (1,027)           (19)
 Hong Kong Dollar ..........        (9,400)      05/07/2001           (1,207)           (22)
 Hong Kong Dollar ..........       (12,000)      05/07/2001           (1,541)           (32)
 Hong Kong Dollar ..........       (12,500)      05/07/2001           (1,605)           (37)
 Hong Kong Dollar ..........       (13,700)      05/07/2001           (1,759)            (8)
 Hong Kong Dollar ..........       (14,000)      05/07/2001           (1,798)           (38)
 Hong Kong Dollar ..........       (16,000)      05/07/2001           (2,054)           (11)
 Hong Kong Dollar ..........       (18,000)      05/07/2001           (2,311)           (54)
 Hong Kong Dollar ..........       (23,000)      05/07/2001           (2,953)            (4)
 Hong Kong Dollar ..........       (23,500)      05/07/2001           (3,018)           (37)
 Hong Kong Dollar ..........       (26,400)      05/07/2001           (3,390)           (78)
 Hong Kong Dollar ..........       (26,500)      05/07/2001           (3,403)           (72)
 Hong Kong Dollar ..........       (28,000)      05/07/2001           (3,595)           (32)
 Hong Kong Dollar ..........       (31,300)      05/07/2001           (4,019)           (20)
 Hong Kong Dollar ..........       (32,500)      05/07/2001           (4,173)           (51)
 Hong Kong Dollar ..........       (77,000)      05/07/2001           (9,887)           (15)
 Hong Kong Dollar ..........       130,000       05/10/2001           16,693              9
 Hong Kong Dollar ..........        50,000       05/10/2001            6,420             (6)

                                                          2000 ANNUAL REPORT 179

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)


                                                                   AMOUNT IN       NET UNREALIZED
                                                  SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                        BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Hong Kong Dollar ..........           5,000     05/10/2001       $      642         $      1
 Hong Kong Dollar ..........         (14,000)    05/10/2001           (1,798)             (19)
 Hong Kong Dollar ..........         (15,000)    05/10/2001           (1,926)             (21)
 Hong Kong Dollar ..........         (24,000)    05/10/2001           (3,082)             (32)
 Hong Kong Dollar ..........         (25,000)    05/10/2001           (3,210)             (26)
 Hong Kong Dollar ..........         (25,700)    05/10/2001           (3,300)             (33)
 Hong Kong Dollar ..........         (28,000)    05/10/2001           (3,595)              (3)
 Hong Kong Dollar ..........         (40,000)    05/10/2001           (5,136)             (36)
 Hong Kong Dollar ..........         (40,000)    05/10/2001           (5,136)               4
 Hong Kong Dollar ..........        (100,000)    05/10/2001          (12,841)             (19)
 Hong Kong Dollar ..........          70,000     06/27/2001            8,993               (6)
 Hong Kong Dollar ..........          26,000     06/27/2001            3,340                1
 Hong Kong Dollar ..........          (8,000)    06/27/2001           (1,028)               0
 Hong Kong Dollar ..........         (27,700)    06/27/2001           (3,559)              (3)
 Hong Kong Dollar ..........         (74,000)    06/27/2001           (9,507)              (8)
 Japanese Yen ..............         (17,754)    01/04/2001             (156)               0
 Japanese Yen ..............        (116,683)    01/05/2001           (1,022)              (5)
 Japanese Yen ..............        (600,000)    01/19/2001           (5,270)             575
 Japanese Yen ..............       2,060,000     03/22/2001           18,272           (1,361)
 Japanese Yen ..............       1,400,000     03/22/2001           12,418             (186)
 Japanese Yen ..............         800,000     03/22/2001            7,096             (348)
 Japanese Yen ..............         400,000     03/22/2001            3,548             (225)
 Japanese Yen ..............          90,000     03/22/2001              798              (57)
 Japanese Yen ..............        (270,000)    03/22/2001           (2,395)             190
 Japanese Yen ..............        (380,000)    03/22/2001           (3,371)             304
 Japanese Yen ..............        (550,000)    03/22/2001           (4,878)             475
 Japanese Yen ..............      (3,550,000)    03/22/2001          (31,487)           3,188
 Japanese Yen ..............         730,000     04/12/2001            6,496             (115)
 Japanese Yen ..............        (150,000)    04/12/2001           (1,335)              51
 Japanese Yen ..............        (200,000)    04/12/2001           (1,780)             125
 Japanese Yen ..............        (800,000)    04/12/2001           (7,119)             132
 Japanese Yen ..............      (1,000,000)    04/12/2001           (8,899)             805
 Japanese Yen ..............      (1,200,000)    04/12/2001          (10,679)             876
 Japanese Yen ..............        (650,000)    04/27/2001           (5,798)              97
 Japanese Yen ..............         800,000     05/07/2001            7,146             (415)
 Japanese Yen ..............         300,000     05/07/2001            2,680             (177)
 Japanese Yen ..............        (600,000)    05/07/2001           (5,360)             352
 Japanese Yen ..............        (750,000)    05/07/2001           (6,700)             626

180 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)


                                                                                  AMOUNT IN       NET UNREALIZED
                                                                 SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                                       BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
-------------------------------------------   ---------------   ------------   ---------------   ---------------
WRL Janus Global (continued)
 Japanese Yen .............................      (3,560,000)    05/07/2001       $   (31,800)        $ 3,091
 Japanese Yen .............................        (400,000)    08/10/2001            (3,624)             75
 Japanese Yen .............................      (1,200,000)    08/10/2001           (10,873)            666
 Korean Won ...............................        (400,000)    01/26/2001              (317)             40
 Korean Won ...............................       1,175,000     02/08/2001               930             (47)
 Korean Won ...............................        (520,000)    02/08/2001              (412)             53
 Korean Won ...............................        (655,000)    02/08/2001              (519)             66
 Korean Won ...............................      (1,640,000)    02/15/2001            (1,298)            168
 Korean Won ...............................      (1,220,000)    02/22/2001              (966)            125
 Korean Won ...............................         560,000     03/01/2001               443             (20)
 Korean Won ...............................      (1,600,000)    03/01/2001            (1,266)            160
 Korean Won ...............................      (1,300,000)    03/08/2001            (1,029)            131
 Korean Won ...............................        (600,000)    05/15/2001              (474)             63
 Korean Won ...............................      (1,600,000)    05/15/2001            (1,265)            168
 Swiss Franc ..............................           6,000     03/22/2001             3,724              57
 Swiss Franc ..............................           1,600     03/22/2001               993              11
 Swiss Franc ..............................          (1,500)    03/22/2001              (931)            (49)
 Swiss Franc ..............................         (14,000)    03/22/2001            (8,690)           (414)
                                                                                 -----------         -------
  Total WRL Janus Global ..................                                      $  (243,011)        $ 4,737
                                                                                 ===========         =======
WRL Gabelli Global Growth .................
 Swiss Franc ..............................             597     01/04/2001       $       368         $     3
 Swiss Franc ..............................             611     01/05/2001               377               0
                                                                                 -----------         -------
  Total WRL Gabelli Global Growth .........                                      $       745         $     3
                                                                                 ===========         =======

WRL GE U.S. Equity entered into Standard & Poor's Index of 500 Common Stocks ("S&P 500 Index") futures contracts, which obligate the portfolio to settle variation margins in cash daily. Securities with an aggregate market value of $1,839 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:


                                                                     NET UNREALIZED
                                         SETTLEMENT                   APPRECIATION
TYPE                       CONTRACTS        DATE         AMOUNT      (DEPRECIATION)
-----------------------   -----------   ------------   ----------   ---------------
S&P 500 Index .........           4     03/15/2001      $ 1,335         $  (39)

                                                         2000 ANNUAL REPORT  181

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)

Transactions in written options were as follows:


PORTFOLIO                  CONTRACTS*    PREMIUM
------------------------- ------------ -----------
WRL Dean Asset Allocation

  Balance at 12/31/1999 .         0      $     0
  Written ...............    18,584        4,720
  Exercised .............      (803)        (242)
  Expired ...............    (1,750)        (601)
  Sold ..................      (700)        (140)
                             ------      -------
  Balance at 12/31/2000 .    15,331      $ 3,737
                             ======      =======

* Contracts not in thousands


PORTFOLIO                 CONTRACTS*     PREMIUM
------------------------ ------------ ------------
WRL Salomon All Cap

  Balance at 12/31/1999         0        $   0
  Written ..............      190           66
  Exercised ............        0            0
  Expired ..............      (10)          (1)
  Sold .................     (143)         (61)
                             ----        -----
  Balance at 12/31/2000        37        $   4
                             ====        =====

Open written options as of December 31, 2000 are as follows:


                                                                                                      MARKET

                                                          STRIKE         EXPIRES      CONTRACTS*       VALUE
                                                       ------------   ------------   ------------   ----------
 COVERED CALL OPTIONS
 Portfolio

----------------------------------------------------
 WRL Dean Asset Allocation

  Albertson's Inc. .................................    $   27.50     03/17/2001         1,400       $   245
  Alliance Capital Management Holding L.P. .........        55.00     01/20/2001           250             3
  Diamond Offshore Drilling, Inc. ..................        50.00     01/20/2001           350             2
  FleetBoston Financial Corporation ................        45.00     04/21/2001         1,750           175
  Fannie Mae .......................................        75.00     01/20/2001           300           364
  Fannie Mae .......................................        90.00     06/16/2001           500           413
  Freddie Mac ......................................        70.00     04/21/2001            30            19
  HCA - The Healthcare Company .....................        35.00     01/20/2001           200           178
  HCA - The Healthcare Company .....................        45.00     02/17/2001           100            26
  Intel Corporation ................................        65.00     01/20/2001           200             1
  Intel Corporation ................................        55.00     04/21/2001           200             6
  Intel Corporation ................................        70.00     04/21/2001           300             4
  Lincoln National Corporation .....................        55.00     01/20/2001           250             8
  Philip Morris Companies Inc. .....................        35.00     01/20/2001           455           421
  Philip Morris Companies Inc. .....................        50.00     06/16/2001            50            16
                                                                                         -----       -------
                                                                                         6,335       $ 1,881
                                                                                         =====       =======
 WRL Salomon All Cap

  Costco Wholesale Corporation .....................    $   37.50     01/20/2001            37       $    13
                                                                                         -----       -------
                                                                                            37       $    13
                                                                                         =====       =======

182 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 5 - (CONTINUED)


                                                                                                      MARKET
                                                          STRIKE         EXPIRES      CONTRACTS*       VALUE
                                                       ------------   ------------   ------------   ----------
 PUT OPTIONS

 Portfolio

----------------------------------------------------
 WRL Dean Asset Allocation

  Alcoa Inc. .......................................    $   30.00     04/21/2001           500       $    84
  Alliance Capital Management Holding L.P. .........        40.00     04/21/2001           500            25
  Bank of America Corporation ......................        47.50     01/20/2001           400           108
  Chase Manhattan Corporation ......................        50.00     03/17/2001           500           356
  Compaq Computer Corporation ......................        25.00     01/20/2001           550           550
  Daimler Chrysler AG ..............................        40.00     04/21/2001           600           204
  Du Pont de Nemours and Company ...................        40.00     07/21/2001            50             8
  Disney Company ...................................        35.00     04/21/2001           250           159
  Diamond Offshore Drilling, Inc. ..................        25.00     06/16/2001           150             5
  Ford Motor Company ...............................        20.00     03/17/2001         1,500            56
  Sprint Corporation ...............................        35.00     01/20/2001           396           571
  Jefferies Group, Inc. ............................        25.00     04/21/2001            50             1
  Summit Bancorp ...................................        25.00     01/20/2001           300             4
  Target Corporation ...............................        22.50     04/21/2001         1,250            31
  Price Associates, Inc. ...........................        35.00     04/21/2001           500            50
  Texaco, Inc. .....................................        50.00     04/21/2001           500            25
  Washington Mutual, Inc. ..........................        25.00     01/20/2001         1,000             6
                                                                                         -----       -------
                                                                                         8,996       $ 2,243
                                                                                         =====       =======

* Contracts not in thousands

                                                          2000 ANNUAL REPORT 183

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 6 - FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts. Total return and portfolio turnover rate are not annualized for periods of less than one year.

Ratio of expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year. For the years ended December 31, 2000 and 1999, ratio of expenses to average net assets is net of the advisory fee waiver (see Note 2A). For the years prior to 1999, ratio of expenses to average net assets is net of the advisory fee waiver and fees paid indirectly. Without the advisory fee waived by WRL Management and the fees paid indirectly, ratio of expenses to average net assets for each period presented would be as follows:


                                                                                 DECEMBER 31,
                                                   ------------------------------------------------------------------------
PORTFOLIO                                              2000           1999           1998           1997           1996
------------------------------------------------   ------------   ------------   ------------   ------------   ------------
WRL J.P. Morgan Money Market ...................           *              *              *              *              *
WRL AEGON Bond .................................           *              *              *              *              *
WRL Janus Growth ...............................           *           0.82 %            *              *              *
WRL Janus Global ...............................           *              *              *              *              *
WRL LKCM Strategic Total Return ................           *              *              *              *              *
WRL VKAM Emerging Growth .......................           *              *              *              *              *
WRL Alger Aggressive Growth ....................           *              *              *              *              *
WRL AEGON Balanced .............................           *              *              *              *              *
WRL Federated Growth & Income ..................           *              *              *              *              *
WRL Dean Asset Allocation ......................           *              *              *              *              *
WRL C.A.S.E. Growth ............................           *              *              *           1.14 %         1.70 %
WRL NWQ Value Equity ...........................           *              *              *              *           1.10 %
WRL GE International Equity ....................        1.66 %         1.84 %         1.96 %         3.14 %           **
WRL GE U.S. Equity .............................           *              *              *           1.54 %           **
WRL Third Avenue Value .........................           *           1.06 %         1.13 %           **             **
WRL J.P. Morgan Real Estate Securities .........        1.71 %         2.69 %         3.34 %           **             **
WRL Goldman Sachs Growth .......................        1.37 %         2.68 %           **             **             **
WRL Goldman Sachs Small Cap ....................        2.44 %         5.57 %           **             **             **
WRL T. Rowe Price Dividend Growth ..............        1.45 %         2.35 %           **             **             **
WRL T. Rowe Price Small Cap ....................        1.14 %         2.46 %           **             **             **
WRL Salomon All Cap ............................        1.25 %         2.87 %           **             **             **
WRL Pilgrim Baxter Mid Cap Growth ..............           *           1.40 %           **             **             **
WRL Dreyfus Mid Cap ............................        1.90 %         4.89 %           **             **             **
WRL Value Line Aggressive Growth ...............        1.86 %           **             **             **             **
WRL Great Companies - America(SM) ..............           *             **             **             **             **
WRL Great Companies - Technology(SM)............        1.05 %           **             **             **             **
WRL Great Companies - Global2 ..................        3.93 %           **             **             **             **
WRL Gabelli Global Growth ......................        1.99 %           **             **             **             **
WRL LKCM Capital Growth ........................           *             **             **             **             **

 * Ratio difference less than 0.01 %
** Portfolio was not in existence during this period

184 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 7 - SCHEDULE OF INVESTMENTS

The following provides additional information on certain holdings in each portfolio.

(a)  No dividends were paid during the preceding twelve months.

(b)  As of December 31, 2000, a portion or all of the security is on loan (see
     Note 1F). The market value at December 31, 2000 of all securities on loan, is as follows:


PORTFOLIO                                     MARKET VALUE
-------------------------------------------- -------------
   WRL AEGON Bond ..........................   $  17,587
   WRL Janus Growth ........................     335,933
   WRL Janus Global ........................     161,075
   WRL LKCM Strategic Total Return .........      22,558
   WRL VKAM Emerging Growth ................     274,856
   WRL Alger Aggressive Growth .............      53,958
   WRL AEGON Balanced ......................       3,079
   WRL Federated Growth & Income ...........       2,491
   WRL Dean Asset Allocation ...............       6,983
   WRL C.A.S.E. Growth .....................      18,775
   WRL NWQ Value Equity ....................      11,187
   WRL GE International Equity .............       3,045
   WRL GE U.S. Equity ......................       8,194
   WRL Third Avenue Value ..................       5,938
   WRL T. Rowe Price Small Cap .............       3,417
   WRL Salomon All Cap .....................      11,247
   WRL Pilgrim Baxter Mid Cap ..............      38,466

(c) Securities are registered pursuant to rule 144A and may be deemed to be restricted for resale.

(d)  Floating or variable rate note. Rate is listed as of December 31, 2000.

(e) At December 31, 2000, the collateral for the repurchase agreements are as follows:


                                                                                                   MARKET VALUE
                                                                                                       AND
PORTFOLIO                                                  COLLATERAL                            ACCRUED INTEREST
-----------------------------------   ---------------------------------------------------       -----------------
  WRL LKCM Strategic Total Return     $ 7,065 Fannie Mae ARM - 547694
                                        7.63 % due 08/01/2030
                                         $  7,238
  WRL Alger Aggressive Growth         $ 52,708 Ginnie Mae ARM - 008423
                                        7.38 % due 05/20/2024                                           14,528

                                      $ 20,000 Structured Asset Securities Corporation -
                                        Series 2000-4 - Class 1A6
                                        7.30 % due 11/25/2030                                           17,645

                                      $ 18,550 Fannie Mae Floating Rate Note -
                                        Series 1993-171 - Class FA
                                        4.45 % due 08/25/2022                                           17,205

                                      $ 10,211 Fannie Mae Floating Rate Note -
                                        Series 1994-15 - Class FC
                                        4.40 % due 06/25/2023                                            9,573

                                      $ 9,771 Fannie Mae ARM - 530508
                                        7.97 % due 05/01/2028                                            9,045

                                                         2000 ANNUAL REPORT  185

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 7 - (CONTINUED)


                                                                                        MARKET VALUE

                                                                                            AND

PORTFOLIO                                             COLLATERAL                      ACCRUED INTEREST
---------------------------------   ----------------------------------------------   -----------------
  WRL Alger Aggressive Growth       $ 9,097 Fannie Mae Floating Rate Note -
      (continued)                     Series 1993-201 - Class F
                                      4.50 % due 09/25/2021                            $ 8,605

  WRL Federated Growth & Income     $ 14,993 Fannie Mae ARM - 535588
                                      7.49 % due 10/01/2030                             15,173

                                    $ 12,646 Fannie Mae ARM - 535038
                                      8.07 % due 06/01/2024                             10,317

  WRL NWQ Value Equity              $ 39,280 Ginnie Mae ARM - G28339
                                      7.13 % due 12/20/2023                             10,869

  WRL Third Avenue Value            $ 30,408 Ginnie Mae ARM - G28067
                                      7.13 % due 11/20/2022                              8,900

                                    $ 17,741 Freddie Mac ARM - 846803
                                      8.06 % due 07/01/2030                             17,132

                                    $ 9,570 Fannie Mae - 549590
                                      7.50 % due 08/01/2015                              9,119

  WRL Goldman Sachs Growth          $ 4,897 Fannie Mae ARM - 295497
                                      8.54 % due 09/01/2024                                438

  WRL Goldman Sachs Small Cap       $ 56 Small Business Association - 501277
                                      8.00 % due 08/25/2015                                  6

  WRL Salomon All Cap               $ 36,452 Ginnie Mae - G28238
                                      7.75 % due 07/20/2023                              9,190

  WRL Pilgrim Baxter Mid Cap        $ 34,908 Ginnie Mae ARM - G28456
    Growth                            7.75 % due 07/20/2024                              9,850

                                    $ 16,000 Freddie Mac - Series 1695 - Class EF
                                      7.80 % due 12/15/2023                             16,400

                                    $ 13,700 Freddie Mac
                                      6.00 % due 03/08/2004                             13,879

                                    $ 6,486 Fannie Mae ARM - 554326
                                      8.01 % due 04/01/2028                              6,426

  WRL Dreyfus Mid Cap               $ 4,933 Fannie Mae ARM - 190941
                                      8.46 % due 07/01/2024                                327

186 WRL SERIES FUND, INC.

AT DECEMBER 31, 2000
ALL AMOUNTS IN THOUSANDS

NOTE 7 - (CONTINUED)

(f)  Market value is less than $ 1.

(g)  ContiFinancial Corporation is currently in default on interest payments.

(h) At December 31, 2000, a portion or all of the security is segregated with the custodian to cover margin requirements for open futures and option contracts. The market value of all securities segregated at December 31, 2000 is $ 1,839 for WRL GE U.S. Equity and $ 26 for WRL Salomon All Cap.

(i) For WRL Goldman Sachs Small Cap, the Common Stock - Motion Pictures category has been omitted since its percentage of net assets is less than
     0.01 %. The security in this category, Hollywood Entertainment Corporation
     (7a) has a cost of $ 3 and market value of less than $ 1.

(j) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS

------------
ADR          American Depositary Receipt

ARM          Adjustable Rate Mortgage

CVA          Certificaaten van aandelen (share certificates)

CVO          Contingent Value Obligation

FDR          Finnish Depositary Receipt

GDR          Global Depositary Receipt

REIT         Real Estate Investment Trust


                                                          2000 ANNUAL REPORT 187

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       To the Board of Directors and Shareholders of WRL Series Fund, Inc.

       In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting WRL Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

       [GRAPHIC OMITTED]
       PricewaterhouseCoopers LLP
       Tampa, Florida
       January 31, 2001

                                                       189 WRL SERIES FUND, INC.

                             WRL SERIES FUND, INC.
                         OFFICE OF THE WRL SERIES FUND
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

                             INDEPENDENT CERTIFIED
                              PUBLIC ACCOUNTANTS:

                          PricewaterhouseCoopers LLP
                            400 North Ashley Street
                                   Suite 2800
                                Tampa, FL 33602


                                   CUSTODIAN:

                         Investors Bank & Trust Company
                             200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116

                              INVESTMENT ADVISER:

                        WRL Investment Management, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

Janus Capital Corporation
100 Fillmore Street
Denver, CO 80206

Luther King Capital
Management Corporation
301 Commerce Street, Suite 1600
Fort Worth, TX 76102

Federated Investment Counseling
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

NWQ Investment
Management Company, Inc.
2049 Century Park East, 4th Floor
Los Angeles, CA 90067

EQSF Advisers, Inc.
767 Third Avenue
New York, NY 10017-2023

C.A.S.E. Management, Inc.
5355 Tower Center Road, Suite 907
Boca Raton, FL 33486

Goldman Sachs Asset Management
32 Old Slip
New York, NY 10005

Salomon Brothers Asset Management Inc.
7 World Trade Center
New York, NY 10048

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 21202

Great Companies, L.L.C.
8550 Ulmerton Road
Largo, FL 33771

                                                                       AEGON USA
                                                     Investment Management, Inc.
                                                        4333 Edgewood Road, N.E.
                                                          Cedar Rapids, IA 52499

                                                                Van Kampen Asset
                                                                 Management Inc.
                                                              One Parkview Plaza
                                                      Oakbrook Terrace, IL 60181

                                                     Fred Alger Management, Inc.
                                                1 World Trade Center, Suite 9333
                                                              New York, NY 10048

                                                          J.P. Morgan Investment
                                                                 Management Inc.
                                                                522 Fifth Avenue
                                                             New York, NY 10036

                                                      Dean Investment Associates
                                                            2480 Kettering Tower
                                                           Dayton, OH 45423-2480

                                                                        GE Asset
                                                         Management Incorporated
                                                              3003 Summer Street
                                                              Stamford, CT 06905

                                              Pilgrim Baxter & Associates, Ltd.
                                                             825 Duportail Road
                                                                Wayne, PA 19087

                                                        The Dreyfus Corporation
                                                                200 Park Avenue
                                                              New York, NY 10166

                                                                Value Line, Inc.
                                                            220 East 42nd Street
                                                         New York, NY 10017-5891

                                                Gabelli Asset Management Company
                                                            One Corporate Center
                                                        Rye, New York 10580-1434

[GRAPHIC OMITTED]

INVESTMENT ADVISER
WRL Investment Management, Inc.
Distributor: AFSG Securities Corporation
4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499

This material must be preceded or accompanied by the Fund's current prospectus.

February 2001
ACC00001-2/01

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM ATTAINER(Reg. TM) VARIABLE ANNUITY
AT DECEMBER 31, 2000


                                            INCEPTION
SUBACCOUNT                                     DATE
WRL J.P. Morgan Money Market
 5.00 % Current Yield for the
 seven day period ended 12/31/00(1)         02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global(3)                         12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth (2)        05/01/00
WRL Great Companies-America(SM)(2)          05/01/00
WRL Great Companies-Technology(SM)(2)       05/01/00
WRL Great Companies-Global2(2)              09/01/00
WRL Gabelli Global Growth(2)                09/01/00
WRL LKCM Capital Growth(2)                  12/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00




                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                               ONE              THREE              FIVE              TEN            SINCE
SUBACCOUNT                                     YEAR             YEARS             YEARS             YEARS         INCEPTION
WRL J.P. Morgan Money Market
 5.00 % Current Yield for the
 seven day period ended 12/31/00(1)          (1.26)%           2.80 %            3.62 %            3.27 %            3.75 %
WRL AEGON Bond                                3.44 %           2.95 %            3.44 %            6.39 %            6.86 %
WRL Janus Growth                            (35.87)%          20.60 %           19.17 %           17.94 %           17.66 %
WRL Janus Global(3)                         (24.62)%          19.90 %           20.93 %               n/a           19.56 %
WRL LKCM Strategic Total Return             (11.02)%           3.13 %            8.90 %               n/a            9.98 %
WRL VKAM Emerging Growth                    (19.07)%          32.87 %           27.24 %               n/a           24.27 %
WRL Alger Aggressive Growth                 (38.23)%          17.43 %           17.06 %               n/a           17.17 %
WRL AEGON Balanced                           (1.55)%           2.63 %            6.89 %               n/a            6.76 %
WRL Federated Growth & Income                21.48 %           5.75 %           10.36 %               n/a           10.15 %
WRL Dean Asset Allocation                     9.68 %           3.60 %            8.11 %               n/a           10.04 %
WRL C.A.S.E. Growth                         (27.75)%           0.18 %            6.28 %               n/a            9.19 %
WRL NWQ Value Equity                          7.69 %           3.18 %               n/a               n/a            9.93 %
WRL GE International Equity                 (22.10)%           3.61 %               n/a               n/a            4.51 %
WRL GE U.S. Equity                           (8.08)%          10.46 %               n/a               n/a           14.39 %
WRL Third Avenue Value                       27.70 %              n/a               n/a               n/a           10.94 %
WRL J.P. Morgan Real Estate Securities       21.93 %              n/a               n/a               n/a           (0.59)%
WRL Goldman Sachs Growth                    (15.22)%              n/a               n/a               n/a           (0.16)%
WRL Goldman Sachs Small Cap                  (7.57)%              n/a               n/a               n/a            5.07 %
WRL T. Rowe Price Dividend Growth             2.43 %              n/a               n/a               n/a           (3.95)%
WRL T. Rowe Price Small Cap                 (15.65)%              n/a               n/a               n/a           10.50 %
WRL Salomon All Cap                          10.76 %              n/a               n/a               n/a           15.90 %
WRL Pilgrim Baxter Mid Cap Growth           (21.51)%              n/a               n/a               n/a           24.08 %
WRL Dreyfus Mid Cap                           5.45 %              n/a               n/a               n/a            7.31 %
WRL Value Line Aggressive Growth (2)             n/a              n/a               n/a               n/a          (16.48)%
WRL Great Companies-America(SM)(2)               n/a              n/a               n/a               n/a            6.82 %
WRL Great Companies-Technology(SM)(2)            n/a              n/a               n/a               n/a          (39.19)%
WRL Great Companies-Global2(2)                   n/a              n/a               n/a               n/a          (20.96)%
WRL Gabelli Global Growth(2)                     n/a              n/a               n/a               n/a          (15.38)%
WRL LKCM Capital Growth(2)                       n/a              n/a               n/a               n/a            5.79 %
Fidelity VIP III Growth Opportunities(2)         n/a              n/a               n/a               n/a          (20.59)%
Fidelity VIP II Contrafund(Reg. TM)(2)           n/a              n/a               n/a               n/a          (12.41)%
Fidelity VIP Equity-Income(2)                    n/a              n/a               n/a               n/a            3.62 %

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Not annualized.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five-year declining withdrawal charge which is initially a maximum of 6 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Attainer(Reg. TM) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 1

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM BELLWETHER(Reg. TM) VARIABLE ANNUITY
AT DECEMBER 31, 2000


                                            INCEPTION
SUBACCOUNT                                     DATE
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)         02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global(3)                         12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-America(SM)(2)          05/01/00
WRL Great Companies-Technology(SM)(2)       05/01/00
WRL Great Companies-Global2(2)              09/01/00
WRL Gabelli Global Growth(2)                09/01/00
WRL LKCM Capital Growth(2)                  12/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00


                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                               ONE              THREE              FIVE              TEN            SINCE
SUBACCOUNT                                     YEAR             YEARS             YEARS             YEARS         INCEPTION
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)           4.62 %           3.93 %            3.84 %            3.15 %            3.64 %
WRL AEGON Bond                                9.32 %           4.07 %            3.67 %            6.28 %            6.75 %
WRL Janus Growth                            (29.95)%          21.37 %           19.23 %           17.87 %           17.59 %
WRL Janus Global(3)                         (18.72)%          20.68 %           20.97 %               n/a           19.43 %
WRL LKCM Strategic Total Return              (5.13)%           4.25 %            9.06 %               n/a            9.86 %
WRL VKAM Emerging Growth                    (13.17)%          33.47 %           27.25 %               n/a           24.13 %
WRL Alger Aggressive Growth                 (32.30)%          18.25 %           17.13 %               n/a           17.04 %
WRL AEGON Balanced                            4.33 %           3.76 %            7.07 %               n/a            6.64 %
WRL Federated Growth & Income                27.34 %           6.81 %           10.51 %               n/a           10.03 %
WRL Dean Asset Allocation                    15.55 %           4.70 %            8.27 %               n/a            9.92 %
WRL C.A.S.E. Growth                         (21.84)%           1.37 %            6.49 %               n/a            9.08 %
WRL NWQ Value Equity                         13.56 %           4.29 %               n/a               n/a           10.11 %
WRL GE International Equity                 (16.20)%           4.72 %               n/a               n/a            5.05 %
WRL GE U.S. Equity                           (2.20)%          11.41 %               n/a               n/a           14.75 %
WRL Third Avenue Value                       33.55 %              n/a               n/a               n/a           11.89 %
WRL J.P. Morgan Real Estate Securities       27.78 %              n/a               n/a               n/a            0.79 %
WRL Goldman Sachs Growth                     (9.33)%              n/a               n/a               n/a            3.29 %
WRL Goldman Sachs Small Cap                  (1.68)%              n/a               n/a               n/a            8.40 %
WRL T. Rowe Price Dividend Growth             8.31 %              n/a               n/a               n/a           (0.40)%
WRL T. Rowe Price Small Cap                  (9.75)%              n/a               n/a               n/a           13.72 %
WRL Salomon All Cap                          16.62 %              n/a               n/a               n/a           19.01 %
WRL Pilgrim Baxter Mid Cap Growth           (15.61)%              n/a               n/a               n/a           27.04 %
WRL Dreyfus Mid Cap                          11.32 %              n/a               n/a               n/a           10.59 %
WRL Value Line Aggressive Growth(2)              n/a              n/a               n/a               n/a          (10.56)%
WRL Great Companies-America(SM)(2)               n/a              n/a               n/a               n/a           12.72 %
WRL Great Companies-Technology(SM)(2)            n/a              n/a               n/a               n/a          (33.24)%
WRL Great Companies-Global2(2)                   n/a              n/a               n/a               n/a          (14.96)%
WRL Gabelli Global Growth(2)                     n/a              n/a               n/a               n/a           (9.45)%
WRL LKCM Capital Growth(2)                       n/a              n/a               n/a               n/a           11.77 %
Fidelity VIP III Growth Opportunities(2)         n/a              n/a               n/a               n/a          (14.66)%
Fidelity VIP II Contrafund(Reg. TM)(2)           n/a              n/a               n/a               n/a           (6.49)%
Fidelity VIP Equity-Income(2)                    n/a              n/a               n/a               n/a            9.52 %

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Not annualized.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Bellwether(Reg. TM) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

2 WRL QUARTERLY SUBACCOUNT PERFORMANCE

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM WEALTH CREATOR(Reg. TM) VARIABLE ANNUITY
AT DECEMBER 31, 2000


                                            INCEPTION
SUBACCOUNT                                     DATE
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)         02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global(3)                         12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-America(SM)(2)          05/01/00
WRL Great Companies-Technology(SM)(2)       05/01/00
WRL Great Companies-Global2(2)              09/01/00
WRL Gabelli Global Growth(2)                09/01/00
WRL LKCM Capital Growth(2)                  12/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00


                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                              ONE              THREE              FIVE              TEN            SINCE
SUBACCOUNT                                    YEAR             YEARS             YEARS             YEARS         INCEPTION
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)          (3.47)%           1.95 %            3.06 %            3.06 %            3.55 %
WRL AEGON Bond                                1.22 %           2.10 %            2.88 %            6.19 %            6.66 %
WRL Janus Growth                            (38.01)%          19.89 %           18.73 %           17.78 %           17.49 %
WRL Janus Global(3)                         (26.78)%          19.19 %           20.49 %               n/a           19.33 %
WRL LKCM Strategic Total Return             (13.21)%           2.28 %            8.40 %               n/a            9.77 %
WRL VKAM Emerging Growth                    (21.24)%          32.23 %           26.84 %               n/a           24.03 %
WRL Alger Aggressive Growth                 (40.36)%          16.70 %           16.61 %               n/a           16.83 %
WRL AEGON Balanced                           (3.76)%           1.78 %            6.37 %               n/a            6.35 %
WRL Federated Growth & Income                19.23 %           4.93 %            9.87 %               n/a            9.77 %
WRL Dean Asset Allocation                     7.45 %           2.76 %            7.59 %               n/a            9.51 %
WRL C.A.S.E. Growth                         (29.91)%          (0.70)%            5.77 %               n/a            8.63 %
WRL NWQ Value Equity                          5.47 %           2.33 %               n/a               n/a            9.41 %
WRL GE International Equity                 (24.27)%           2.77 %               n/a               n/a            3.86 %
WRL GE U.S. Equity                          (10.28)%           9.68 %               n/a               n/a           13.82 %
WRL Third Avenue Value                       25.44 %              n/a               n/a               n/a           10.17 %
WRL J.P. Morgan Real Estate Securities       19.67 %              n/a               n/a               n/a           (1.55)%
WRL Goldman Sachs Growth                    (17.40)%              n/a               n/a               n/a           (0.98)%
WRL Goldman Sachs Small Cap                  (9.76)%              n/a               n/a               n/a            4.26 %
WRL T. Rowe Price Dividend Growth             0.22 %              n/a               n/a               n/a           (4.77)%
WRL T. Rowe Price Small Cap                 (17.83)%              n/a               n/a               n/a            9.70 %
WRL Salomon All Cap                           8.53 %              n/a               n/a               n/a           15.11 %
WRL Pilgrim Baxter Mid Cap Growth           (23.68)%              n/a               n/a               n/a           23.30 %
WRL Dreyfus Mid Cap                           3.23 %              n/a               n/a               n/a            6.51 %
WRL Value Line Aggressive Growth(2)              n/a              n/a               n/a               n/a          (18.59)%
WRL Great Companies-America(SM)(2)               n/a              n/a               n/a               n/a            4.68 %
WRL Great Companies-Technology(SM)(2)            n/a              n/a               n/a               n/a          (41.27)%
WRL Great Companies-Global2(2)                   n/a              n/a               n/a               n/a          (22.97)%
WRL Gabelli Global Growth(2)                     n/a              n/a               n/a               n/a          (17.46)%
WRL LKCM Capital Growth(2)                       n/a              n/a               n/a               n/a            3.77 %
Fidelity VIP III Growth Opportunities(2)         n/a              n/a               n/a               n/a          (22.69)%
Fidelity VIP II Contrafund(Reg. TM)(2)           n/a              n/a               n/a               n/a          (14.52)%
Fidelity VIP Equity-Income(2)                    n/a              n/a               n/a               n/a            1.48 %

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Not annualized.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 35 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 8 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Wealth Creator(Reg. TM) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 3

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL FREEDOM PREMIER(SM) VARIABLE ANNUITY (STANDARD DEATH BENEFIT)
AT DECEMBER 31, 2000


                                            INCEPTION

SUBACCOUNT                                     DATE
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)         02/24/89
WRL AEGON Bond                              02/24/89
WRL Janus Growth                            02/24/89
WRL Janus Global(3)                         12/03/92
WRL LKCM Strategic Total Return             03/01/93
WRL VKAM Emerging Growth                    03/01/93
WRL Alger Aggressive Growth                 03/01/94
WRL AEGON Balanced                          03/01/94
WRL Federated Growth & Income               03/01/94
WRL Dean Asset Allocation                   01/03/95
WRL C.A.S.E. Growth                         05/01/95
WRL NWQ Value Equity                        05/01/96
WRL GE International Equity                 01/02/97
WRL GE U.S. Equity                          01/02/97
WRL Third Avenue Value                      01/02/98
WRL J.P. Morgan Real Estate Securities      05/01/98
WRL Goldman Sachs Growth                    05/03/99
WRL Goldman Sachs Small Cap                 05/03/99
WRL T. Rowe Price Dividend Growth           05/03/99
WRL T. Rowe Price Small Cap                 05/03/99
WRL Salomon All Cap                         05/03/99
WRL Pilgrim Baxter Mid Cap Growth           05/03/99
WRL Dreyfus Mid Cap                         05/03/99
WRL Value Line Aggressive Growth(2)         05/01/00
WRL Great Companies-America(SM)(2)          05/01/00
WRL Great Companies-Technology(SM)(2)       05/01/00
WRL Great Companies-Global2(2)              09/01/00
WRL Gabelli Global Growth(2)                09/01/00
WRL LKCM Capital Growth(2)                  12/01/00
Fidelity VIP III Growth Opportunities(2)    05/01/00
Fidelity VIP II Contrafund(Reg. TM)(2)      05/01/00
Fidelity VIP Equity-Income(2)               05/01/00


                                                                 STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                               ONE              THREE              FIVE              TEN            SINCE
SUBACCOUNT                                     YEAR             YEARS             YEARS             YEARS         INCEPTION
WRL J.P. Morgan Money Market
 4.88 % Current Yield for the
 seven day period ended 12/31/00(1)          (2.41)%           2.01 %            3.12 %            3.12 %            3.61 %
WRL AEGON Bond                                2.28 %           2.16 %            2.94 %            6.25 %            6.72 %
WRL Janus Growth                            (36.97)%          19.96 %           18.80 %           17.84 %           17.55 %
WRL Janus Global(3)                         (25.74)%          19.25 %           20.56 %               n/a           19.39 %
WRL LKCM Strategic Total Return             (12.15)%           2.34 %            8.46 %               n/a            9.83 %
WRL VKAM Emerging Growth                    (20.19)%          32.30 %           26.91 %               n/a           24.10 %
WRL Alger Aggressive Growth                 (39.32)%          16.77 %           16.67 %               n/a           16.89 %
WRL AEGON Balanced                           (2.70)%           1.83 %            6.43 %               n/a            6.40 %
WRL Federated Growth & Income                20.30 %           4.99 %            9.93 %               n/a            9.83 %
WRL Dean Asset Allocation                     8.52 %           2.81 %            7.65 %               n/a            9.57 %
WRL C.A.S.E. Growth                         (28.86)%          (0.64)%            5.83 %               n/a            8.69 %
WRL NWQ Value Equity                          6.53 %           2.39 %               n/a               n/a            9.47 %
WRL GE International Equity                 (23.22)%           2.83 %               n/a               n/a            3.92 %
WRL GE U.S. Equity                           (9.22)%           9.74 %               n/a               n/a           13.88 %
WRL Third Avenue Value                       26.51 %              n/a               n/a               n/a           10.23 %
WRL J.P. Morgan Real Estate Securities       20.74 %              n/a               n/a               n/a           (1.50)%
WRL Goldman Sachs Growth                    (16.35)%              n/a               n/a               n/a           (0.92)%
WRL Goldman Sachs Small Cap                  (8.71)%              n/a               n/a               n/a            4.32 %
WRL T. Rowe Price Dividend Growth             1.28 %              n/a               n/a               n/a           (4.72)%
WRL T. Rowe Price Small Cap                 (16.78)%              n/a               n/a               n/a            9.77 %
WRL Salomon All Cap                           9.59 %              n/a               n/a               n/a           15.18 %
WRL Pilgrim Baxter Mid Cap Growth           (22.63)%              n/a               n/a               n/a           23.37 %
WRL Dreyfus Mid Cap                           4.29 %              n/a               n/a               n/a            6.57 %
WRL Value Line Aggressive Growth(2)              n/a              n/a               n/a               n/a          (17.57)%
WRL Great Companies-America(SM)(2)               n/a              n/a               n/a               n/a            5.70 %
WRL Great Companies-Technology(SM)(2)            n/a              n/a               n/a               n/a          (40.25)%
WRL Great Companies-Global2(2)                   n/a              n/a               n/a               n/a          (21.96)%
WRL Gabelli Global Growth(2)                     n/a              n/a               n/a               n/a          (16.45)%
WRL LKCM Capital Growth(2)                       n/a              n/a               n/a               n/a            4.77 %
Fidelity VIP III Growth Opportunities(2)         n/a              n/a               n/a               n/a          (21.67)%
Fidelity VIP II Contrafund(Reg. TM)(2)           n/a              n/a               n/a               n/a          (13.50)%
Fidelity VIP Equity-Income(2)                    n/a              n/a               n/a               n/a            2.51 %

(1) The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Not annualized.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.

The total return is based on the Subaccount's historical performance and neither indicates nor guarantees future investment results. The total return and value of a Subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

The inception date refers to the date when the separate account first invested in the underlying portfolios.

All calculations reflect the mortality and expense risk charge, administrative charge and a $ 30 annual Contract charge as charged to the Contract during the accumulation period. The calculations do not reflect any applicable premium taxes.

The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 7 % of the amount of the purchase payment surrendered or withdrawn.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Premier(SM) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

4 WRL QUARTERLY SUBACCOUNT PERFORMANCE

WRL QUARTERLY SUBACCOUNT PERFORMANCE
WRL SERIES LIFE ACCOUNT
AT DECEMBER 31, 2000


SUBACCOUNT                                     INCEPTION     CURRENT
                                                  DATE      YIELD(2)
WRL J.P. Morgan Money Market                   10/02/86       5.35 %
WRL AEGON Bond                                 10/02/86
WRL Janus Growth                               10/02/86
WRL Janus Global(4)                            03/01/94
WRL LKCM Strategic Total Return                03/01/93
WRL VKAM Emerging Growth                       03/01/93
WRL Alger Aggressive Growth                    03/01/94
WRL AEGON Balanced                             03/01/94
WRL Federated Growth & Income                  03/01/94
WRL Dean Asset Allocation                      01/03/95
WRL C.A.S.E. Growth                            05/01/96
WRL NWQ Value Equity                           05/01/96
WRL GE International Equity                    01/02/97
WRL GE U.S. Equity                             01/02/97
WRL Third Avenue Value                         01/02/98
WRL J.P. Morgan Real Estate Securities(1)      05/01/98
WRL Goldman Sachs Growth(1)                    07/01/99
WRL Goldman Sachs Small Cap(1)                 07/01/99
WRL T. Rowe Price Dividend Growth(1)           07/01/99
WRL T. Rowe Price Small Cap(1)                 07/01/99
WRL Salomon All Cap(1)                         07/01/99
WRL Pilgrim Baxter Mid Cap Growth(1)           07/01/99
WRL Dreyfus Mid Cap(1)                         07/01/99
WRL Value Line Aggressive Growth(1)(3)         05/01/00
WRL Great Companies-America(SM)(1)(3)          05/01/00
WRL Great Companies-Technology(SM)(1)(3)       05/01/00
WRL Great Companies-Global2(1)(3)              09/01/00
WRL Gabelli Global Growth(1)(3)                09/01/00
Fidelity VIP III Growth Opportunities(1)(5)    01/03/95
Fidelity VIP II Contrafund(Reg. TM) (1)(5)     01/03/95
Fidelity VIP Equity-Income(1)(5)               10/09/86


                                                                STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                  ONE            THREE            FIVE            TEN           SINCE
SUBACCOUNT                                       YEAR            YEARS           YEARS           YEARS        INCEPTION
WRL J.P. Morgan Money Market                     5.17 %          4.48 %          4.40 %          3.71 %           4.37 %
WRL AEGON Bond                                   9.90 %          4.63 %          4.22 %          6.85 %           6.40 %
WRL Janus Growth                               (29.58)%         22.02 %         19.86 %         18.43 %          17.75 %
WRL Janus Global(4)                            (18.28)%         21.32 %         21.62 %             n/a          18.44 %
WRL LKCM Strategic Total Return                 (4.62)%          4.80 %          9.64 %             n/a          10.44 %
WRL VKAM Emerging Growth                       (12.70)%         34.18 %         27.93 %             n/a          24.80 %
WRL Alger Aggressive Growth                    (31.94)%         18.88 %         17.76 %             n/a          17.67 %
WRL AEGON Balanced                               4.88 %          4.31 %          7.65 %             n/a           7.20 %
WRL Federated Growth & Income                   28.01 %          7.38 %         11.09 %             n/a          10.61 %
WRL Dean Asset Allocation                       16.16 %          5.26 %          8.85 %             n/a          10.50 %
WRL C.A.S.E. Growth                            (21.42)%          1.91 %             n/a             n/a           5.86 %
WRL NWQ Value Equity                            14.17 %          4.85 %             n/a             n/a          10.70 %
WRL GE International Equity                    (15.75)%          5.28 %             n/a             n/a           5.60 %
WRL GE U.S. Equity                              (1.67)%         12.01 %             n/a             n/a          15.35 %
WRL Third Avenue Value                          34.26 %             n/a             n/a             n/a          12.47 %
WRL J.P. Morgan Real Estate Securities(1)       28.46 %             n/a             n/a             n/a           1.33 %
WRL Goldman Sachs Growth(1)                    (8.84)%              n/a             n/a             n/a           1.94 %
WRL Goldman Sachs Small Cap(1)                  (1.15)%             n/a             n/a             n/a           5.24 %
WRL T. Rowe Price Dividend Growth(1)             8.89 %             n/a             n/a             n/a          (0.14)%
WRL T. Rowe Price Small Cap(1)                  (9.27)%             n/a             n/a             n/a           6.87 %
WRL Salomon All Cap(1)                          17.24 %             n/a             n/a             n/a          16.32 %
WRL Pilgrim Baxter Mid Cap Growth(1)           (15.16)%             n/a             n/a             n/a          22.46 %
WRL Dreyfus Mid Cap(1)                          11.91 %             n/a             n/a             n/a           7.93 %
WRL Value Line Aggressive Growth(1)(3)              n/a             n/a             n/a             n/a         (10.24)%
WRL Great Companies-America(SM)(1)(3)               n/a             n/a             n/a             n/a          13.12 %
WRL Great Companies-Technology(SM)(1)(3)            n/a             n/a             n/a             n/a         (33.01)%
WRL Great Companies-Global2(1)(3)                   n/a             n/a             n/a             n/a         (14.84)%
WRL Gabelli Global Growth(1)(3)                     n/a             n/a             n/a             n/a          (9.27)%
Fidelity VIP III Growth Opportunities(1)(5)    (18.02)%          1.46 %          9.53 %             n/a          12.90 %
Fidelity VIP II Contrafund(Reg. TM) (1)(5)      (7.67)%         13.51 %         16.66 %             n/a          20.05 %
Fidelity VIP Equity-Income(1)(5)                 7.16 %          7.64 %         12.38 %         16.24 %          12.33 %

(1) Not available in the WRL Freedom Wealth Protector.
(2) For the seven day period ended 12/31/00. The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(3) Not annualized.
(4) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(5) Underlying portfolios may have existed prior to the inception of the Subaccount; therefore, performance is calculated using the actual fees and charges of WRL Series Life Account as if it was available on the dates shown.

WRL Series Life Account is the underlying investment vehicle for the Subaccounts funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio: WRL Freedom Equity Protector(Reg. TM), WRL Freedom Wealth Protector(Reg. TM), WRL Financial Freedom Builder(Reg. TM), and WRL Freedom Elite(Reg. TM) The return for each Subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the costs of insurance. Had these costs been reflected, each of the performance figures would be lower. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Wealth Protector(Reg. TM) and WRL Series Fund, Inc., or WRL Freedom Equity Protector(Reg. TM), WRL Financial Freedom Builder(Reg. TM), or WRL Freedom Elite(Reg. TM), and Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                                          WRL QUARTERLY SUBACCOUNT PERFORMANCE 5

AUSA QUARTERLY SUBACCOUNT PERFORMANCE
AUSA SERIES LIFE ACCOUNT
AT DECEMBER 31, 2000


SUBACCOUNT                                  INCEPTION     CURRENT
                                               DATE      YIELD(1)
WRL J.P. Morgan Money Market                06/28/99      5.24 %
WRL AEGON Bond                              06/28/99
WRL Janus Growth                            06/28/99
WRL Janus Global(3)                         06/28/99
WRL LKCM Strategic Total Return             06/28/99
WRL VKAM Emerging Growth                    06/28/99
WRL Alger Aggressive Growth                 06/28/99
WRL AEGON Balanced                          06/28/99
WRL Federated Growth & Income               06/28/99
WRL Dean Asset Allocation                   06/28/99
WRL C.A.S.E. Growth                         06/28/99
WRL NWQ Value Equity                        06/28/99
WRL GE International Equity                 06/28/99
WRL GE U.S. Equity                          06/28/99
WRL Third Avenue Value                      06/28/99
WRL J.P. Morgan Real Estate Securities      06/28/99
WRL Goldman Sachs Growth                    06/28/99
WRL Goldman Sachs Small Cap                 06/28/99
WRL T. Rowe Price Dividend Growth           06/28/99
WRL T. Rowe Price Small Cap                 06/28/99
WRL Salomon All Cap                         06/28/99
WRL Pilgrim Baxter Mid Cap Growth           06/28/99
WRL Dreyfus Mid Cap                         06/28/99
WRL Value Line Aggressive Growth(2)         09/01/00
WRL Great Companies-America(SM)(2)          09/01/00
WRL Great Companies-Technology(SM)(2)       09/01/00
WRL Great Companies-Global2(2)              09/01/00
WRL Gabelli Global Growth(2)                09/01/00
Fidelity VIP III Growth Opportunities(4)    01/03/95
Fidelity VIP II Contrafund(Reg. TM)(4)      01/03/95
Fidelity VIP Equity-Income(4)               10/09/86


                                                           STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                               ONE           THREE        FIVE         TEN               SINCE
SUBACCOUNT                                    YEAR           YEARS        YEARS       YEARS            INCEPTION
WRL J.P. Morgan Money Market                  5.17 %            n/a          n/a         n/a              4.86 %
WRL AEGON Bond                                9.90 %            n/a          n/a         n/a              6.73 %
WRL Janus Growth                            (29.58)%            n/a          n/a         n/a             (1.13)%
WRL Janus Global(3)                         (18.28)%            n/a          n/a         n/a             15.69 %
WRL LKCM Strategic Total Return              (4.62)%            n/a          n/a         n/a              1.48 %
WRL VKAM Emerging Growth                    (12.70)%            n/a          n/a         n/a             34.34 %
WRL Alger Aggressive Growth                 (31.94)%            n/a          n/a         n/a              2.97 %
WRL AEGON Balanced                            4.88 %            n/a          n/a         n/a              2.75 %
WRL Federated Growth & Income                28.01 %            n/a          n/a         n/a             12.32 %
WRL Dean Asset Allocation                    16.16 %            n/a          n/a         n/a              6.24 %
WRL C.A.S.E. Growth                         (21.42)%            n/a          n/a         n/a             (9.39)%
WRL NWQ Value Equity                         14.17 %            n/a          n/a         n/a              4.34 %
WRL GE International Equity                 (15.75)%            n/a          n/a         n/a              2.50 %
WRL GE U.S. Equity                           (1.67)%            n/a          n/a         n/a              3.98 %
WRL Third Avenue Value                       34.26 %            n/a          n/a         n/a             32.03 %
WRL J.P. Morgan Real Estate Securities       28.46 %            n/a          n/a         n/a             11.37 %
WRL Goldman Sachs Growth                     (8.84)%            n/a          n/a         n/a              5.77 %
WRL Goldman Sachs Small Cap                  (1.15)%            n/a          n/a         n/a              7.92 %
WRL T. Rowe Price Dividend Growth             8.89 %            n/a          n/a         n/a              1.69 %
WRL T. Rowe Price Small Cap                  (9.27)%            n/a          n/a         n/a             10.92 %
WRL Salomon All Cap                          17.24 %            n/a          n/a         n/a             18.15 %
WRL Pilgrim Baxter Mid Cap Growth           (15.16)%            n/a          n/a         n/a             28.66 %
WRL Dreyfus Mid Cap                          11.91 %            n/a          n/a         n/a             11.04 %
WRL Value Line Aggressive Growth(2)              n/a            n/a          n/a         n/a            (18.08)%
WRL Great Companies-America(SM)(2)               n/a            n/a          n/a         n/a              8.16 %
WRL Great Companies-Technology(SM)(2)            n/a            n/a          n/a         n/a            (39.52)%
WRL Great Companies-Global2(2)                   n/a            n/a          n/a         n/a            (14.85)%
WRL Gabelli Global Growth(2)                     n/a            n/a          n/a         n/a             (9.27)%
Fidelity VIP III Growth Opportunities(4)    (18.02)%         1.46 %       9.53 %         n/a             12.90 %
Fidelity VIP II Contrafund(Reg. TM)(4)       (7.67)%        13.51 %      16.66 %         n/a             20.05 %
Fidelity VIP Equity-Income(4)                 7.16 %         7.64 %      12.38 %     16.24 %             12.33 %

(1) For the seven day period ended 12/31/00. The current yield more closely reflects current earnings of WRL J.P. Morgan Money Market than the total return. An investment in WRL J.P. Morgan Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Not annualized.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4) Underlying portfolios may have existed prior to the inception of the Subaccounts; therefore, performance is calculated using the actual fees and charges of AUSA Series Life Account as if it was available on the dates shown.

AUSA Series Life Account is the underlying investment vehicle for the Subaccounts funding AUSA Financial Freedom Builder(SM). The return for each Subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the costs of insurance. Had these costs been reflected, each of the performance figures would be lower. Please note that past performance is no guarantee of future performance. Total return and principal value of a Subaccount will fluctuate so that an Owner's units when redeemed, may be worth more or less than their original cost.

Please refer to the hypothetical illustrations in the prospectus which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

This information must be preceded or accompanied by currently effective prospectuses for AUSA Financial Freedom Builder(SM) and its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.

6 AUSA QUARTERLY SUBACCOUNT PERFORMANCE